REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Metropolitan Life Separate Account E
and Board of Directors of
Metropolitan Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2A as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 7 for each of the five years in the period then ended for the Divisions, except for the Divisions included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Divisions and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2023, and the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Divisions Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Fidelity® VIP Freedom 2055 Division Fidelity® VIP Freedom 2060 Division	For the period from May 1, 2023 (commencement of operations) through December 31, 2023
FTVIPT Templeton Foreign VIP Division	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, and 2021 (had no net assets at December 31, 2020 and 2019)

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 22, 2024

We have served as the Separate Account's auditor since 1984.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	American Funds® Global Growth Division	American Funds® Global Small Capitalization Division	American Funds® Growth Division	American Funds® Growth-Income Division
Assets:
Investments at fair value	$183,426	$308,247,196	$1,037,944,858	$636,821,419
Due from Metropolitan Life Insurance Company	1	3	—	36
Total Assets	183,427	308,247,199	1,037,944,858	636,821,455
Liabilities:
Accrued fees	8	149	90	123
Due to Metropolitan Life Insurance Company	—	—	4	—
Total Liabilities	8	149	94	123
Net Assets	$183,419	$308,247,050	$1,037,944,764	$636,821,332
Contract Owners' Equity
Net assets from accumulation units	$183,419	$307,547,573	$1,035,424,150	$634,850,024
Net assets from contracts in payout	—	699,477	2,520,614	1,971,308
Total Net Assets	$183,419	$308,247,050	$1,037,944,764	$636,821,332

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	American Funds® The Bond Fund of America Division	BHFTI AB Global Dynamic Allocation Division	BHFTI Allspring Mid Cap Value Division	BHFTI American Funds® Balanced Allocation Division	BHFTI American Funds® Growth Allocation Division
Assets:
Investments at fair value	$63,085,305	$769,436,942	$49,547	$600,346,119	$401,931,746
Due from Metropolitan Life Insurance Company	1	—	1	—	—
Total Assets	63,085,306	769,436,942	49,548	600,346,119	401,931,746
Liabilities:
Accrued fees	97	42	17	42	78
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	97	42	17	42	78
Net Assets	$63,085,209	$769,436,900	$49,531	$600,346,077	$401,931,668
Contract Owners' Equity
Net assets from accumulation units	$62,880,888	$769,183,716	$49,531	$599,508,778	$401,636,268
Net assets from contracts in payout	204,321	253,184	—	837,299	295,400
Total Net Assets	$63,085,209	$769,436,900	$49,531	$600,346,077	$401,931,668

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Growth Division	BHFTI American Funds® Moderate Allocation Division	BHFTI BlackRock Global Tactical Strategies Division	BHFTI BlackRock High Yield Division	BHFTI Brighthouse Asset Allocation 100 Division
Assets:
Investments at fair value	$251,346,585	$537,459,513	$1,003,452,950	$219,532	$227,412,730
Due from Metropolitan Life Insurance Company	—	1	1	—	—
Total Assets	251,346,585	537,459,514	1,003,452,951	219,532	227,412,730
Liabilities:
Accrued fees	54	65	51	12	71
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	54	65	51	12	71
Net Assets	$251,346,531	$537,459,449	$1,003,452,900	$219,520	$227,412,659
Contract Owners' Equity
Net assets from accumulation units	$251,267,161	$536,879,515	$1,003,105,770	$219,520	$221,783,162
Net assets from contracts in payout	79,370	579,934	347,130	—	5,629,497
Total Net Assets	$251,346,531	$537,459,449	$1,003,452,900	$219,520	$227,412,659

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI Brighthouse Balanced Plus Division	BHFTI Brighthouse Small Cap Value Division	BHFTI Brighthouse/ abrdn Emerging Markets Equity Division	BHFTI Brighthouse/ Eaton Vance Floating Rate Division	BHFTI Brighthouse/ Franklin Low Duration Total Return Division
Assets:
Investments at fair value	$2,094,600,293	$16,962,179	$28,403,348	$15,822,086	$52,865,404
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	2,094,600,293	16,962,179	28,403,348	15,822,086	52,865,404
Liabilities:
Accrued fees	43	36	88	52	80
Due to Metropolitan Life Insurance Company	—	9	—	1	—
Total Liabilities	43	45	88	53	80
Net Assets	$2,094,600,250	$16,962,134	$28,403,260	$15,822,033	$52,865,324
Contract Owners' Equity
Net assets from accumulation units	$2,093,797,267	$16,962,134	$28,394,083	$15,797,897	$52,831,753
Net assets from contracts in payout	802,983	—	9,177	24,136	33,571
Total Net Assets	$2,094,600,250	$16,962,134	$28,403,260	$15,822,033	$52,865,324

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/ Templeton International Bond Division	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI CBRE Global Real Estate Division	BHFTI Harris Oakmark International Division	BHFTI Invesco Balanced-Risk Allocation Division
Assets:
Investments at fair value	$3,262,127	$716,715,836	$128,621,576	$292,864,831	$311,960,054
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	3,262,127	716,715,836	128,621,576	292,864,831	311,960,054
Liabilities:
Accrued fees	32	116	138	147	37
Due to Metropolitan Life Insurance Company	—	4,162	2	—	—
Total Liabilities	32	4,278	140	147	37
Net Assets	$3,262,095	$716,711,558	$128,621,436	$292,864,684	$311,960,017
Contract Owners' Equity
Net assets from accumulation units	$3,262,095	$703,718,828	$128,405,754	$292,294,434	$311,832,075
Net assets from contracts in payout	—	12,992,730	215,682	570,250	127,942
Total Net Assets	$3,262,095	$716,711,558	$128,621,436	$292,864,684	$311,960,017

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI Invesco Comstock Division	BHFTI Invesco Global Equity Division	BHFTI Invesco Small Cap Growth Division	BHFTI JPMorgan Core Bond Division	BHFTI JPMorgan Global Active Allocation Division
Assets:
Investments at fair value	$15,665	$211,964,178	$43,157,455	$50,347,621	$487,968,928
Due from Metropolitan Life Insurance Company	—	—	21	—	—
Total Assets	15,665	211,964,178	43,157,476	50,347,621	487,968,928
Liabilities:
Accrued fees	2	128	155	50	34
Due to Metropolitan Life Insurance Company	—	—	—	—	1
Total Liabilities	2	128	155	50	35
Net Assets	$15,663	$211,964,050	$43,157,321	$50,347,571	$487,968,893
Contract Owners' Equity
Net assets from accumulation units	$15,663	$211,465,939	$42,974,044	$50,326,174	$487,793,947
Net assets from contracts in payout	—	498,111	183,277	21,397	174,946
Total Net Assets	$15,663	$211,964,050	$43,157,321	$50,347,571	$487,968,893

The accompanying notes are an integral part of these financial statements.

	BHFTI JPMorgan Small Cap Value Division	BHFTI Loomis Sayles Global Allocation Division	BHFTI Loomis Sayles Growth Division	BHFTI MetLife Multi-Index Targeted Risk Division	BHFTI MFS® Research International Division
Assets:
Investments at fair value	$14,459,419	$76,304,107	$384,789,818	$520,854,486	$125,706,348
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	14,459,419	76,304,107	384,789,818	520,854,486	125,706,348
Liabilities:
Accrued fees	66	88	133	55	183
Due to Metropolitan Life Insurance Company	—	6	99	—	1
Total Liabilities	66	94	232	55	184
Net Assets	$14,459,353	$76,304,013	$384,789,586	$520,854,431	$125,706,164
Contract Owners' Equity
Net assets from accumulation units	$14,458,436	$76,297,451	$384,391,004	$520,744,166	$125,258,476
Net assets from contracts in payout	917	6,562	398,582	110,265	447,688
Total Net Assets	$14,459,353	$76,304,013	$384,789,586	$520,854,431	$125,706,164

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI Morgan Stanley Discovery Division	BHFTI PanAgora Global Diversified Risk Division	BHFTI PIMCO Inflation Protected Bond Division	BHFTI PIMCO Total Return Division	BHFTI Schroders Global Multi-Asset Division
Assets:
Investments at fair value	$342,073,345	$588,144,300	$235,419,393	$479,885,225	$436,505,371
Due from Metropolitan Life Insurance Company	26	—	3	—	—
Total Assets	342,073,371	588,144,300	235,419,396	479,885,225	436,505,371
Liabilities:
Accrued fees	155	26	103	139	44
Due to Metropolitan Life Insurance Company	—	—	—	3	—
Total Liabilities	155	26	103	142	44
Net Assets	$342,073,216	$588,144,274	$235,419,293	$479,885,083	$436,505,327
Contract Owners' Equity
Net assets from accumulation units	$340,752,355	$587,990,107	$235,023,836	$479,322,670	$436,285,783
Net assets from contracts in payout	1,320,861	154,167	395,457	562,413	219,544
Total Net Assets	$342,073,216	$588,144,274	$235,419,293	$479,885,083	$436,505,327

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Growth and Income ETF Division	BHFTI SSGA Growth ETF Division	BHFTI T. Rowe Price Large Cap Value Division	BHFTI T. Rowe Price Mid Cap Growth Division	BHFTI TCW Core Fixed Income Division
Assets:
Investments at fair value	$452,336,817	$104,238,131	$450,598	$361,476,685	$14,815
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	452,336,817	104,238,131	450,598	361,476,685	14,815
Liabilities:
Accrued fees	73	98	24	97	9
Due to Metropolitan Life Insurance Company	1	17	—	—	—
Total Liabilities	74	115	24	97	9
Net Assets	$452,336,743	$104,238,016	$450,574	$361,476,588	$14,806
Contract Owners' Equity
Net assets from accumulation units	$452,088,866	$104,153,310	$450,574	$360,766,926	$14,806
Net assets from contracts in payout	247,877	84,706	—	709,662	—
Total Net Assets	$452,336,743	$104,238,016	$450,574	$361,476,588	$14,806

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI Victory Sycamore Mid Cap Value Division	BHFTI Western Asset Management Government Income Division	BHFTII Baillie Gifford International Stock Division	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Capital Appreciation Division
Assets:
Investments at fair value	$319,864,552	$217,903,665	$90,110,504	$253,717,020	$168,460,682
Due from Metropolitan Life Insurance Company	—	—	—	—	1
Total Assets	319,864,552	217,903,665	90,110,504	253,717,020	168,460,683
Liabilities:
Accrued fees	109	50	109	139	115
Due to Metropolitan Life Insurance Company	5	—	1	2	—
Total Liabilities	114	50	110	141	115
Net Assets	$319,864,438	$217,903,615	$90,110,394	$253,716,879	$168,460,568
Contract Owners' Equity
Net assets from accumulation units	$318,798,847	$217,726,142	$89,689,773	$251,839,031	$167,255,477
Net assets from contracts in payout	1,065,591	177,473	420,621	1,877,848	1,205,091
Total Net Assets	$319,864,438	$217,903,615	$90,110,394	$253,716,879	$168,460,568

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse Asset Allocation 20 Division	BHFTII Brighthouse Asset Allocation 40 Division	BHFTII Brighthouse Asset Allocation 60 Division	BHFTII Brighthouse Asset Allocation 80 Division
Assets:
Investments at fair value	$30,782,788	$182,237,011	$572,822,220	$2,196,814,273	$1,363,001,290
Due from Metropolitan Life Insurance Company	—	1	11	1	22
Total Assets	30,782,788	182,237,012	572,822,231	2,196,814,274	1,363,001,312
Liabilities:
Accrued fees	100	97	74	62	73
Due to Metropolitan Life Insurance Company	1	—	—	—	—
Total Liabilities	101	97	74	62	73
Net Assets	$30,782,687	$182,236,915	$572,822,157	$2,196,814,212	$1,363,001,239
Contract Owners' Equity
Net assets from accumulation units	$30,563,224	$181,431,205	$570,507,727	$2,193,256,498	$1,361,096,210
Net assets from contracts in payout	219,463	805,710	2,314,430	3,557,714	1,905,029
Total Net Assets	$30,782,687	$182,236,915	$572,822,157	$2,196,814,212	$1,363,001,239

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII Brighthouse/ Artisan Mid Cap Value Division	BHFTII Brighthouse/ Dimensional International Small Company Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	BHFTII Frontier Mid Cap Growth Division
Assets:
Investments at fair value	$154,888,474	$4,552,998	$479,031,025	$411,040,365	$407,902,294
Due from Metropolitan Life Insurance Company	40	—	19	—	—
Total Assets	154,888,514	4,552,998	479,031,044	411,040,365	407,902,294
Liabilities:
Accrued fees	124	51	49	143	88
Due to Metropolitan Life Insurance Company	—	—	—	4	—
Total Liabilities	124	51	49	147	88
Net Assets	$154,888,390	$4,552,947	$479,030,995	$411,040,218	$407,902,206
Contract Owners' Equity
Net assets from accumulation units	$153,991,986	$4,551,714	$469,496,510	$408,158,406	$405,553,678
Net assets from contracts in payout	896,404	1,233	9,534,485	2,881,812	2,348,528
Total Net Assets	$154,888,390	$4,552,947	$479,030,995	$411,040,218	$407,902,206

The accompanying notes are an integral part of these financial statements.

	BHFTII Jennison Growth Division	BHFTII Loomis Sayles Small Cap Core Division	BHFTII Loomis Sayles Small Cap Growth Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division
Assets:
Investments at fair value	$209,302,314	$126,813,550	$44,754,720	$677,079,314	$426,347,938
Due from Metropolitan Life Insurance Company	—	10	4	—	15
Total Assets	209,302,314	126,813,560	44,754,724	677,079,314	426,347,953
Liabilities:
Accrued fees	107	136	91	122	127
Due to Metropolitan Life Insurance Company	5	—	—	2	—
Total Liabilities	112	136	91	124	127
Net Assets	$209,302,202	$126,813,424	$44,754,633	$677,079,190	$426,347,826
Contract Owners' Equity
Net assets from accumulation units	$208,663,850	$125,860,694	$44,659,713	$674,326,060	$425,077,974
Net assets from contracts in payout	638,352	952,730	94,920	2,753,130	1,269,852
Total Net Assets	$209,302,202	$126,813,424	$44,754,633	$677,079,190	$426,347,826

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division
Assets:
Investments at fair value	$372,407,368	$276,319,239	$2,819,061,388	$95,299,971	$514,394,830
Due from Metropolitan Life Insurance Company	20	10	137	2	27
Total Assets	372,407,388	276,319,249	2,819,061,525	95,299,973	514,394,857
Liabilities:
Accrued fees	119	134	124	79	97
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	119	134	124	79	97
Net Assets	$372,407,269	$276,319,115	$2,819,061,401	$95,299,894	$514,394,760
Contract Owners' Equity
Net assets from accumulation units	$371,607,891	$275,828,982	$2,763,787,994	$93,700,339	$507,491,053
Net assets from contracts in payout	799,378	490,133	55,273,407	1,599,555	6,903,707
Total Net Assets	$372,407,269	$276,319,115	$2,819,061,401	$95,299,894	$514,394,760

The accompanying notes are an integral part of these financial statements.

	BHFTII Neuberger Berman Genesis Division	BHFTII T. Rowe Price Large Cap Growth Division	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII VanEck Global Natural Resources Division	BHFTII Western Asset Management Strategic Bond Opportunities Division
Assets:
Investments at fair value	$239,269,749	$533,304,613	$358,856,516	$18,077,790	$266,841,232
Due from Metropolitan Life Insurance Company	—	7	—	—	—
Total Assets	239,269,749	533,304,620	358,856,516	18,077,790	266,841,232
Liabilities:
Accrued fees	133	155	105	34	146
Due to Metropolitan Life Insurance Company	8	—	73	—	1
Total Liabilities	141	155	178	34	147
Net Assets	$239,269,608	$533,304,465	$358,856,338	$18,077,756	$266,841,085
Contract Owners' Equity
Net assets from accumulation units	$237,769,046	$520,396,923	$357,933,307	$18,073,420	$265,841,540
Net assets from contracts in payout	1,500,562	12,907,542	923,031	4,336	999,545
Total Net Assets	$239,269,608	$533,304,465	$358,856,338	$18,077,756	$266,841,085

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII Western Asset Management U.S. Government Division	BlackRock Global Allocation V.I. Division	Calvert VP SRI Balanced Division	Calvert VP SRI Mid Cap Division	Delaware VIP® Small Cap Value Division
Assets:
Investments at fair value	$91,560,879	$17,064	$47,614,573	$5,826,130	$855
Due from Metropolitan Life Insurance Company	—	—	1	—	1
Total Assets	91,560,879	17,064	47,614,574	5,826,130	856
Liabilities:
Accrued fees	145	9	18	7	3
Due to Metropolitan Life Insurance Company	1	—	—	—	—
Total Liabilities	146	9	18	7	3
Net Assets	$91,560,733	$17,055	$47,614,556	$5,826,123	$853
Contract Owners' Equity
Net assets from accumulation units	$91,368,881	$17,055	$47,559,027	$5,788,141	$853
Net assets from contracts in payout	191,852	—	55,529	37,982	—
Total Net Assets	$91,560,733	$17,055	$47,614,556	$5,826,123	$853

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division
Assets:
Investments at fair value	$621,142	$63,328,323	$3,355,314	$5,544,799	$8,790,850
Due from Metropolitan Life Insurance Company	—	1	—	1	—
Total Assets	621,142	63,328,324	3,355,314	5,544,800	8,790,850
Liabilities:
Accrued fees	8	9	9	22	32
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	8	9	9	22	32
Net Assets	$621,134	$63,328,315	$3,355,305	$5,544,778	$8,790,818
Contract Owners' Equity
Net assets from accumulation units	$621,134	$62,491,889	$3,355,305	$5,544,778	$8,790,818
Net assets from contracts in payout	—	836,426	—	—	—
Total Net Assets	$621,134	$63,328,315	$3,355,305	$5,544,778	$8,790,818

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division
Assets:
Investments at fair value	$8,242,660	$6,078,286	$5,642,245	$11,774,208	$312,601
Due from Metropolitan Life Insurance Company	—	—	—	2	—
Total Assets	8,242,660	6,078,286	5,642,245	11,774,210	312,601
Liabilities:
Accrued fees	29	34	13	24	22
Due to Metropolitan Life Insurance Company	—	4	36	—	—
Total Liabilities	29	38	49	24	22
Net Assets	$8,242,631	$6,078,248	$5,642,196	$11,774,186	$312,579
Contract Owners' Equity
Net assets from accumulation units	$8,242,631	$6,078,248	$5,642,196	$11,774,186	$312,579
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$8,242,631	$6,078,248	$5,642,196	$11,774,186	$312,579

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP FundsManager 50% Division	Fidelity® VIP FundsManager 60% Division	Fidelity® VIP Government Money Market Division	Fidelity® VIP Growth Division
Assets:
Investments at fair value	$401,605	$170,242,605	$168,062,667	$3,843,389	$119,643,485
Due from Metropolitan Life Insurance Company	—	—	—	1	—
Total Assets	401,605	170,242,605	168,062,667	3,843,390	119,643,485
Liabilities:
Accrued fees	18	—	—	—	6
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	18	—	—	—	6
Net Assets	$401,587	$170,242,605	$168,062,667	$3,843,390	$119,643,479
Contract Owners' Equity
Net assets from accumulation units	$401,587	$170,242,605	$168,062,667	$3,843,390	$119,544,195
Net assets from contracts in payout	—	—	—	—	99,284
Total Net Assets	$401,587	$170,242,605	$168,062,667	$3,843,390	$119,643,479

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division	FTVIPT Templeton Developing Markets VIP Division	FTVIPT Templeton Foreign VIP Division	Janus Henderson Enterprise Division
Assets:
Investments at fair value	$5,945,814	$281,600	$36,258	$2,083	$53,856
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	5,945,814	281,600	36,258	2,083	53,856
Liabilities:
Accrued fees	6	—	—	4	7
Due to Metropolitan Life Insurance Company	1	—	—	1	—
Total Liabilities	7	—	—	5	7
Net Assets	$5,945,807	$281,600	$36,258	$2,078	$53,849
Contract Owners' Equity
Net assets from accumulation units	$5,934,717	$281,600	$36,258	$2,078	$53,849
Net assets from contracts in payout	11,090	—	—	—	—
Total Net Assets	$5,945,807	$281,600	$36,258	$2,078	$53,849

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Appreciation Division	LMPVET ClearBridge Variable Dividend Strategy Division	LMPVET ClearBridge Variable Large Cap Growth Division	LMPVET ClearBridge Variable Small Cap Growth Division	LMPVIT Western Asset Core Plus Division
Assets:
Investments at fair value	$58,656	$89,240	$452,154	$35,063	$361
Due from Metropolitan Life Insurance Company	1	—	—	—	—
Total Assets	58,657	89,240	452,154	35,063	361
Liabilities:
Accrued fees	7	2	10	10	2
Due to Metropolitan Life Insurance Company	—	—	1	—	—
Total Liabilities	7	2	11	10	2
Net Assets	$58,650	$89,238	$452,143	$35,053	$359
Contract Owners' Equity
Net assets from accumulation units	$58,650	$89,238	$452,143	$35,053	$359
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$58,650	$89,238	$452,143	$35,053	$359

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2023

	Morgan Stanley VIF Global Infrastructure Division	PIMCO VIT CommodityRealReturn® Strategy Division	PIMCO VIT Dynamic Bond Division
Assets:
Investments at fair value	$46,912	$74,506	$10,267
Due from Metropolitan Life Insurance Company	—	—	—
Total Assets	46,912	74,506	10,267
Liabilities:
Accrued fees	9	8	10
Due to Metropolitan Life Insurance Company	—	—	—
Total Liabilities	9	8	10
Net Assets	$46,903	$74,498	$10,257
Contract Owners' Equity
Net assets from accumulation units	$46,903	$74,498	$10,257
Net assets from contracts in payout	—	—	—
Total Net Assets	$46,903	$74,498	$10,257

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT Emerging Markets Bond Division	TAP 1919 Variable Socially Responsive Balanced Division
Assets:
Investments at fair value	$13,658	$9,735
Due from Metropolitan Life Insurance Company	—	—
Total Assets	13,658	9,735
Liabilities:
Accrued fees	14	5
Due to Metropolitan Life Insurance Company	—	—
Total Liabilities	14	5
Net Assets	$13,644	$9,730
Contract Owners' Equity
Net assets from accumulation units	$13,644	$9,730
Net assets from contracts in payout	—	—
Total Net Assets	$13,644	$9,730

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the year ended December 31, 2023

	American Funds® Global Growth Division	American Funds® Global Small Capitalization Division	American Funds® Growth Division	American Funds® Growth-Income Division	American Funds® The Bond Fund of America Division
Investment Income:
Dividends	$1,536	$778,767	$3,450,021	$8,155,420	$2,117,375
Expenses:
Mortality and expense risk and other charges	1,352	3,681,563	11,771,257	7,474,201	761,398
Administrative charges	168	570,296	1,653,341	1,097,032	128,071
Total expenses	1,520	4,251,859	13,424,598	8,571,233	889,469
Net investment income (loss)	16	(3,473,092)	(9,974,577)	(415,813)	1,227,906
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	12,898	3,946,989	55,259,980	32,572,171	—
Realized gains (losses) on sale of investments	1,868	(8,281,968)	26,442,006	18,873,213	(1,537,118)
Net realized gains (losses)	14,766	(4,334,979)	81,701,986	51,445,384	(1,537,118)
Change in unrealized gains (losses) on investments	18,491	49,204,319	228,450,939	82,246,255	2,431,984
Net realized and change in unrealized gains (losses) on investments	33,257	44,869,340	310,152,925	133,691,639	894,866
Net increase (decrease) in net assets resulting from operations	$33,273	$41,396,248	$300,178,348	$133,275,826	$2,122,772

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTI AB Global Dynamic Allocation Division	BHFTI Allspring Mid Cap Value Division	BHFTI American Funds® Balanced Allocation Division	BHFTI American Funds® Growth Allocation Division	BHFTI American Funds® Growth Division
Investment Income:
Dividends	$21,989,673	$1,097	$13,588,252	$7,915,351	$3,786,466
Expenses:
Mortality and expense risk and other charges	7,542,957	913	5,836,270	3,857,794	2,417,970
Administrative charges	1,943,266	214	1,406,739	886,354	599,469
Total expenses	9,486,223	1,127	7,243,009	4,744,148	3,017,439
Net investment income (loss)	12,503,450	(30)	6,345,243	3,171,203	769,027
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	14,556	44,243,945	39,483,923	33,155,850
Realized gains (losses) on sale of investments	(14,879,646)	(1,790)	(8,991,124)	(4,743,568)	(1,126,684)
Net realized gains (losses)	(14,879,646)	12,766	35,252,821	34,740,355	32,029,166
Change in unrealized gains (losses) on investments	78,042,191	(5,650)	41,270,950	28,369,477	41,923,789
Net realized and change in unrealized gains (losses) on investments	63,162,545	7,116	76,523,771	63,109,832	73,952,955
Net increase (decrease) in net assets resulting from operations	$75,665,995	$7,086	$82,869,014	$66,281,035	$74,721,982

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTI American Funds® Moderate Allocation Division	BHFTI BlackRock Global Tactical Strategies Division	BHFTI BlackRock High Yield Division	BHFTI Brighthouse Asset Allocation 100 Division	BHFTI Brighthouse Balanced Plus Division
Investment Income:
Dividends	$14,220,358	$32,482,316	$12,249	$6,192,166	$68,572,939
Expenses:
Mortality and expense risk and other charges	5,409,192	9,798,156	2,347	2,179,382	20,973,950
Administrative charges	1,307,229	2,518,274	418	483,465	5,370,292
Total expenses	6,716,421	12,316,430	2,765	2,662,847	26,344,242
Net investment income (loss)	7,503,937	20,165,886	9,484	3,529,319	42,228,697
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	32,330,107	—	—	32,790,425	—
Realized gains (losses) on sale of investments	(10,822,921)	(21,379,763)	(4,377)	(3,467,442)	(77,125,850)
Net realized gains (losses)	21,507,186	(21,379,763)	(4,377)	29,322,983	(77,125,850)
Change in unrealized gains (losses) on investments	29,617,249	114,550,502	19,272	6,155,560	196,294,154
Net realized and change in unrealized gains (losses) on investments	51,124,435	93,170,739	14,895	35,478,543	119,168,304
Net increase (decrease) in net assets resulting from operations	$58,628,372	$113,336,625	$24,379	$39,007,862	$161,397,001

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Small Cap Value Division	BHFTI Brighthouse/ abrdn Emerging Markets Equity Division	BHFTI Brighthouse/ Eaton Vance Floating Rate Division	BHFTI Brighthouse/ Franklin Low Duration Total Return Division	BHFTI Brighthouse/ Templeton International Bond Division
Investment Income:
Dividends	$163,967	$288,755	$921,667	$1,841,068	$—
Expenses:
Mortality and expense risk and other charges	149,310	281,729	184,900	539,958	31,413
Administrative charges	40,800	70,807	42,078	124,301	7,909
Total expenses	190,110	352,536	226,978	664,259	39,322
Net investment income (loss)	(26,143)	(63,781)	694,689	1,176,809	(39,322)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,383,023	—	—	—	—
Realized gains (losses) on sale of investments	(149,199)	(517,073)	(186,172)	(1,164,280)	(186,858)
Net realized gains (losses)	1,233,824	(517,073)	(186,172)	(1,164,280)	(186,858)
Change in unrealized gains (losses) on investments	774,577	2,122,824	989,398	2,170,217	298,604
Net realized and change in unrealized gains (losses) on investments	2,008,401	1,605,751	803,226	1,005,937	111,746
Net increase (decrease) in net assets resulting from operations	$1,982,258	$1,541,970	$1,497,915	$2,182,746	$72,424
The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI CBRE Global Real Estate Division	BHFTI Harris Oakmark International Division	BHFTI Invesco Balanced-Risk Allocation Division	BHFTI Invesco Comstock Division
Investment Income:
Dividends	$5,454,919	$3,078,394	$5,668,087	$10,860,472	$281
Expenses:
Mortality and expense risk and other charges	7,231,932	1,279,439	2,976,544	3,194,950	134
Administrative charges	202,868	253,550	619,187	815,694	23
Total expenses	7,434,800	1,532,989	3,595,731	4,010,644	157
Net investment income (loss)	(1,979,881)	1,545,405	2,072,356	6,849,828	124
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	37,119,911	—	—	—	2,529
Realized gains (losses) on sale of investments	1,746,112	(3,154,105)	(2,202,041)	(12,087,187)	(16)
Net realized gains (losses)	38,866,023	(3,154,105)	(2,202,041)	(12,087,187)	2,513
Change in unrealized gains (losses) on investments	111,075,855	15,186,754	48,514,516	21,611,720	(1,078)
Net realized and change in unrealized gains (losses) on investments	149,941,878	12,032,649	46,312,475	9,524,533	1,435
Net increase (decrease) in net assets resulting from operations	$147,961,997	$13,578,054	$48,384,831	$16,374,361	$1,559

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Division	BHFTI Invesco Small Cap Growth Division	BHFTI JPMorgan Core Bond Division	BHFTI JPMorgan Global Active Allocation Division	BHFTI JPMorgan Small Cap Value Division
Investment Income:
Dividends	$473,705	$—	$1,384,590	$8,681,351	$157,868
Expenses:
Mortality and expense risk and other charges	2,161,039	436,145	507,594	4,843,516	140,123
Administrative charges	275,683	80,706	123,207	1,241,146	34,423
Total expenses	2,436,722	516,851	630,801	6,084,662	174,546
Net investment income (loss)	(1,963,017)	(516,851)	753,789	2,596,689	(16,678)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	11,621,837	—	—	—	1,223,419
Realized gains (losses) on sale of investments	3,711,979	(4,613,059)	(981,644)	(10,589,479)	(587,619)
Net realized gains (losses)	15,333,816	(4,613,059)	(981,644)	(10,589,479)	635,800
Change in unrealized gains (losses) on investments	43,420,527	9,381,358	2,311,381	51,062,058	969,721
Net realized and change in unrealized gains (losses) on investments	58,754,343	4,768,299	1,329,737	40,472,579	1,605,521
Net increase (decrease) in net assets resulting from operations	$56,791,326	$4,251,448	$2,083,526	$43,069,268	$1,588,843

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTI Loomis Sayles Global Allocation Division	BHFTI Loomis Sayles Growth Division	BHFTI MetLife Multi-Index Targeted Risk Division	BHFTI MFS® Research International Division	BHFTI Morgan Stanley Discovery Division
Investment Income:
Dividends	$—	$—	$11,917,209	$1,975,101	$—
Expenses:
Mortality and expense risk and other charges	753,290	3,730,418	5,040,501	1,275,248	3,485,102
Administrative charges	165,502	760,317	1,294,554	240,471	202,179
Total expenses	918,792	4,490,735	6,335,055	1,515,719	3,687,281
Net investment income (loss)	(918,792)	(4,490,735)	5,582,154	459,382	(3,687,281)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,987,945	22,536,007	—	2,466,092	—
Realized gains (losses) on sale of investments	(817,062)	2,985,356	(15,181,830)	413,377	(74,950,784)
Net realized gains (losses)	2,170,883	25,521,363	(15,181,830)	2,879,469	(74,950,784)
Change in unrealized gains (losses) on investments	12,766,904	124,150,012	70,086,218	10,508,681	180,462,492
Net realized and change in unrealized gains (losses) on investments	14,937,787	149,671,375	54,904,388	13,388,150	105,511,708
Net increase (decrease) in net assets resulting from operations	$14,018,995	$145,180,640	$60,486,542	$13,847,532	$101,824,427

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTI PanAgora Global Diversified Risk Division	BHFTI PIMCO Inflation Protected Bond Division	BHFTI PIMCO Total Return Division	BHFTI Schroders Global Multi-Asset Division	BHFTI SSGA Growth and Income ETF Division
Investment Income:
Dividends	$47,557,885	$5,163,382	$14,090,902	$8,268,798	$10,474,031
Expenses:
Mortality and expense risk and other charges	5,977,613	2,459,301	4,889,800	4,250,223	4,442,384
Administrative charges	1,534,433	559,727	1,069,870	1,085,456	1,109,565
Total expenses	7,512,046	3,019,028	5,959,670	5,335,679	5,551,949
Net investment income (loss)	40,045,839	2,144,354	8,131,232	2,933,119	4,922,082
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—
Realized gains (losses) on sale of investments	(34,880,314)	(4,584,455)	(11,697,626)	(6,698,412)	(8,995,915)
Net realized gains (losses)	(34,880,314)	(4,584,455)	(11,697,626)	(6,698,412)	(8,995,915)
Change in unrealized gains (losses) on investments	15,201,981	7,786,422	25,315,446	59,150,149	57,477,346
Net realized and change in unrealized gains (losses) on investments	(19,678,333)	3,201,967	13,617,820	52,451,737	48,481,431
Net increase (decrease) in net assets resulting from operations	$20,367,506	$5,346,321	$21,749,052	$55,384,856	$53,403,513

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTI SSGA Growth ETF Division	BHFTI T. Rowe Price Large Cap Value Division	BHFTI T. Rowe Price Mid Cap Growth Division	BHFTI TCW Core Fixed Income Division	BHFTI Victory Sycamore Mid Cap Value Division
Investment Income:
Dividends	$1,936,870	$8,273	$—	$404	$4,866,878
Expenses:
Mortality and expense risk and other charges	1,019,001	4,112	3,580,974	155	3,434,098
Administrative charges	240,874	882	684,390	17	526,382
Total expenses	1,259,875	4,994	4,265,364	172	3,960,480
Net investment income (loss)	676,995	3,279	(4,265,364)	232	906,398
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,484,843	66,093	19,796,643	—	36,187,269
Realized gains (losses) on sale of investments	(1,986,529)	(5,471)	(9,590,229)	(244)	2,462,345
Net realized gains (losses)	3,498,314	60,622	10,206,414	(244)	38,649,614
Change in unrealized gains (losses) on investments	9,577,525	(28,383)	53,478,012	637	(13,217,758)
Net realized and change in unrealized gains (losses) on investments	13,075,839	32,239	63,684,426	393	25,431,856
Net increase (decrease) in net assets resulting from operations	$13,752,834	$35,518	$59,419,062	$625	$26,338,254

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTI Western Asset Management Government Income Division	BHFTII Baillie Gifford International Stock Division	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division
Investment Income:
Dividends	$6,088,880	$1,056,438	$7,595,609	$6,064	$499,662
Expenses:
Mortality and expense risk and other charges	2,257,422	986,780	2,709,766	1,576,411	353,481
Administrative charges	573,063	91,305	467,615	352,769	86,328
Total expenses	2,830,485	1,078,085	3,177,381	1,929,180	439,809
Net investment income (loss)	3,258,395	(21,647)	4,418,228	(1,923,116)	59,853
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	3,286,647	657
Realized gains (losses) on sale of investments	(8,016,165)	(1,941,904)	(5,787,770)	(4,842,259)	232,660
Net realized gains (losses)	(8,016,165)	(1,941,904)	(5,787,770)	(1,555,612)	233,317
Change in unrealized gains (losses) on investments	11,327,274	16,026,793	12,012,826	62,584,923	843,891
Net realized and change in unrealized gains (losses) on investments	3,311,109	14,084,889	6,225,056	61,029,311	1,077,208
Net increase (decrease) in net assets resulting from operations	$6,569,504	$14,063,242	$10,643,284	$59,106,195	$1,137,061

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTII Brighthouse Asset Allocation 20 Division	BHFTII Brighthouse Asset Allocation 40 Division	BHFTII Brighthouse Asset Allocation 60 Division	BHFTII Brighthouse Asset Allocation 80 Division	BHFTII Brighthouse/ Artisan Mid Cap Value Division
Investment Income:
Dividends	$6,753,416	$20,358,425	$69,311,530	$40,606,846	$1,085,322
Expenses:
Mortality and expense risk and other charges	1,980,122	5,957,577	22,144,592	13,409,382	1,625,112
Administrative charges	449,072	1,362,865	5,164,055	2,982,743	246,853
Total expenses	2,429,194	7,320,442	27,308,647	16,392,125	1,871,965
Net investment income (loss)	4,324,222	13,037,983	42,002,883	24,214,721	(786,643)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,301,835	30,470,716	182,234,119	155,213,484	20,001,831
Realized gains (losses) on sale of investments	(6,470,412)	(14,193,684)	(41,554,383)	(17,166,293)	(957,776)
Net realized gains (losses)	(2,168,577)	16,277,032	140,679,736	138,047,191	19,044,055
Change in unrealized gains (losses) on investments	9,589,112	21,615,910	70,790,029	33,925,550	5,381,918
Net realized and change in unrealized gains (losses) on investments	7,420,535	37,892,942	211,469,765	171,972,741	24,425,973
Net increase (decrease) in net assets resulting from operations	$11,744,757	$50,930,925	$253,472,648	$196,187,462	$23,639,330

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Dimensional International Small Company Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	BHFTII Frontier Mid Cap Growth Division	BHFTII Jennison Growth Division
Investment Income:
Dividends	$107,872	$10,051,998	$5,222,001	$—	$—
Expenses:
Mortality and expense risk and other charges	46,666	5,691,242	4,277,277	4,694,911	1,975,071
Administrative charges	11,534	152,848	834,497	128,562	355,977
Total expenses	58,200	5,844,090	5,111,774	4,823,473	2,331,048
Net investment income (loss)	49,672	4,207,908	110,227	(4,823,473)	(2,331,048)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	150,267	3,587,761	44,645,368	—	—
Realized gains (losses) on sale of investments	(280,597)	(3,056,067)	(3,133,232)	(8,889,340)	(8,768,536)
Net realized gains (losses)	(130,330)	531,694	41,512,136	(8,889,340)	(8,768,536)
Change in unrealized gains (losses) on investments	620,537	67,453,415	(17,696,552)	74,453,586	87,847,931
Net realized and change in unrealized gains (losses) on investments	490,207	67,985,109	23,815,584	65,564,246	79,079,395
Net increase (decrease) in net assets resulting from operations	$539,879	$72,193,017	$23,925,811	$60,740,773	$76,748,347

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTII Loomis Sayles Small Cap Core Division	BHFTII Loomis Sayles Small Cap Growth Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division	BHFTII MetLife MSCI EAFE® Index Division
Investment Income:
Dividends	$81,572	$—	$18,407,449	$4,782,383	$8,583,302
Expenses:
Mortality and expense risk and other charges	1,291,886	475,402	6,965,272	4,319,363	3,771,340
Administrative charges	242,347	71,645	1,420,355	718,425	690,449
Total expenses	1,534,233	547,047	8,385,627	5,037,788	4,461,789
Net investment income (loss)	(1,452,661)	(547,047)	10,021,822	(255,405)	4,121,513
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,340,922	—	—	26,754,105	—
Realized gains (losses) on sale of investments	(1,930,168)	(1,622,000)	(12,540,175)	1,428,733	6,640,159
Net realized gains (losses)	4,410,754	(1,622,000)	(12,540,175)	28,182,838	6,640,159
Change in unrealized gains (losses) on investments	15,348,115	6,515,175	26,837,562	28,565,283	44,682,840
Net realized and change in unrealized gains (losses) on investments	19,758,869	4,893,175	14,297,387	56,748,121	51,322,999
Net increase (decrease) in net assets resulting from operations	$18,306,208	$4,346,128	$24,319,209	$56,492,716	$55,444,512

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division	BHFTII Neuberger Berman Genesis Division
Investment Income:
Dividends	$3,142,920	$36,001,544	$1,968,799	$8,724,495	$144,474
Expenses:
Mortality and expense risk and other charges	2,774,927	30,079,332	961,282	5,410,711	2,604,407
Administrative charges	421,362	2,967,698	178,086	965,643	313,834
Total expenses	3,196,289	33,047,030	1,139,368	6,376,354	2,918,241
Net investment income (loss)	(53,369)	2,954,514	829,431	2,348,141	(2,773,767)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,716,431	183,826,281	4,939,882	62,019,693	21,031,717
Realized gains (losses) on sale of investments	(1,398,990)	98,506,666	(590,445)	(5,138,372)	406,084
Net realized gains (losses)	3,317,441	282,332,947	4,349,437	56,881,321	21,437,801
Change in unrealized gains (losses) on investments	34,683,037	303,124,264	2,866,604	(27,226,658)	12,194,049
Net realized and change in unrealized gains (losses) on investments	38,000,478	585,457,211	7,216,041	29,654,663	33,631,850
Net increase (decrease) in net assets resulting from operations	$37,947,109	$588,411,725	$8,045,472	$32,002,804	$30,858,083

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTII T. Rowe Price Large Cap Growth Division	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII VanEck Global Natural Resources Division	BHFTII Western Asset Management Strategic Bond Opportunities Division	BHFTII Western Asset Management U.S. Government Division
Investment Income:
Dividends	$—	$91,846	$521,385	$17,311,799	$1,986,798
Expenses:
Mortality and expense risk and other charges	5,219,673	3,698,103	179,250	2,816,101	964,819
Administrative charges	829,495	432,778	45,998	547,382	193,594
Total expenses	6,049,168	4,130,881	225,248	3,363,483	1,158,413
Net investment income (loss)	(6,049,168)	(4,039,035)	296,137	13,948,316	828,385
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	8,827,636	—	—	—
Realized gains (losses) on sale of investments	(11,693,383)	(4,094,103)	259,614	(6,991,029)	(2,148,729)
Net realized gains (losses)	(11,693,383)	4,733,533	259,614	(6,991,029)	(2,148,729)
Change in unrealized gains (losses) on investments	197,327,529	61,886,887	(1,439,099)	13,174,674	4,227,960
Net realized and change in unrealized gains (losses) on investments	185,634,146	66,620,420	(1,179,485)	6,183,645	2,079,231
Net increase (decrease) in net assets resulting from operations	$179,584,978	$62,581,385	$(883,348)	$20,131,961	$2,907,616

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BlackRock Global Allocation V.I. Division	Calvert VP SRI Balanced Division	Calvert VP SRI Mid Cap Division	Delaware VIP® Small Cap Value Division	Fidelity® VIP Contrafund® Division
Investment Income:
Dividends	$413	$732,076	$10,893	$7	$1,469
Expenses:
Mortality and expense risk and other charges	177	486,864	55,383	4	5,281
Administrative charges	38	43,817	—	—	630
Total expenses	215	530,681	55,383	4	5,911
Net investment income (loss)	198	201,395	(44,490)	3	(4,442)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	175,372	—	33	22,556
Realized gains (losses) on sale of investments	(208)	450,217	(146,577)	—	39,812
Net realized gains (losses)	(208)	625,589	(146,577)	33	62,368
Change in unrealized gains (losses) on investments	1,744	5,840,043	787,474	33	118,994
Net realized and change in unrealized gains (losses) on investments	1,536	6,465,632	640,897	66	181,362
Net increase (decrease) in net assets resulting from operations	$1,734	$6,667,027	$596,407	$69	$176,920

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division
Investment Income:
Dividends	$1,177,618	$105,696	$152,752	$187,573	$130,022
Expenses:
Mortality and expense risk and other charges	590,975	37,585	59,848	73,464	64,655
Administrative charges	39,070	596	7,200	9,027	7,855
Total expenses	630,045	38,181	67,048	82,491	72,510
Net investment income (loss)	547,573	67,515	85,704	105,082	57,512
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,767,656	28,496	—	—	11,671
Realized gains (losses) on sale of investments	545,208	(154,874)	(223,494)	(37,438)	(15,668)
Net realized gains (losses)	2,312,864	(126,378)	(223,494)	(37,438)	(3,997)
Change in unrealized gains (losses) on investments	2,818,334	438,306	803,894	916,057	937,074
Net realized and change in unrealized gains (losses) on investments	5,131,198	311,928	580,400	878,619	933,077
Net increase (decrease) in net assets resulting from operations	$5,678,771	$379,443	$666,104	$983,701	$990,589

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division (a)	Fidelity® VIP Freedom 2060 Division (a)
Investment Income:
Dividends	$73,240	$64,299	$134,173	$3,454	$4,444
Expenses:
Mortality and expense risk and other charges	44,018	42,525	93,797	589	657
Administrative charges	5,447	4,630	9,859	11	10
Total expenses	49,465	47,155	103,656	600	667
Net investment income (loss)	23,775	17,144	30,517	2,854	3,777
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	53,941	62,499	134,330	398	378
Realized gains (losses) on sale of investments	(19,901)	(5,134)	(8,732)	891	(9)
Net realized gains (losses)	34,040	57,365	125,598	1,289	369
Change in unrealized gains (losses) on investments	706,770	673,290	1,469,797	24,762	12,851
Net realized and change in unrealized gains (losses) on investments	740,810	730,655	1,595,395	26,051	13,220
Net increase (decrease) in net assets resulting from operations	$764,585	$747,799	$1,625,912	$28,905	$16,997

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	Fidelity® VIP FundsManager 50% Division	Fidelity® VIP FundsManager 60% Division	Fidelity® VIP Government Money Market Division	Fidelity® VIP Growth Division	Fidelity® VIP Investment Grade Bond Division
Investment Income:
Dividends	$4,270,393	$3,794,666	$181,969	$140,997	$162,585
Expenses:
Mortality and expense risk and other charges	3,461,643	3,301,355	36,145	1,030,437	62,589
Administrative charges	—	—	—	—	—
Total expenses	3,461,643	3,301,355	36,145	1,030,437	62,589
Net investment income (loss)	808,750	493,311	145,824	(889,440)	99,996
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	5,085,341	—
Realized gains (losses) on sale of investments	(3,291,849)	(3,363,759)	—	2,950,313	(296,334)
Net realized gains (losses)	(3,291,849)	(3,363,759)	—	8,035,654	(296,334)
Change in unrealized gains (losses) on investments	20,507,143	22,088,816	—	25,370,527	526,085
Net realized and change in unrealized gains (losses) on investments	17,215,294	18,725,057	—	33,406,181	229,751
Net increase (decrease) in net assets resulting from operations	$18,024,044	$19,218,368	$145,824	$32,516,741	$329,747

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Division	FTVIPT Templeton Developing Markets VIP Division	FTVIPT Templeton Foreign VIP Division	Janus Henderson Enterprise Division	LMPVET ClearBridge Variable Appreciation Division
Investment Income:
Dividends	$1,025	$717	$48	$47	$526
Expenses:
Mortality and expense risk and other charges	2,674	275	11	445	429
Administrative charges	333	33	—	55	52
Total expenses	3,007	308	11	500	481
Net investment income (loss)	(1,982)	409	37	(453)	45
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	8,078	26	—	3,815	1,528
Realized gains (losses) on sale of investments	(6,405)	3	—	873	348
Net realized gains (losses)	1,673	29	—	4,688	1,876
Change in unrealized gains (losses) on investments	34,505	3,338	231	5,028	7,321
Net realized and change in unrealized gains (losses) on investments	36,178	3,367	231	9,716	9,197
Net increase (decrease) in net assets resulting from operations	$34,196	$3,776	$268	$9,263	$9,242

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the year ended December 31, 2023

	LMPVET ClearBridge Variable Dividend Strategy Division	LMPVET ClearBridge Variable Large Cap Growth Division	LMPVET ClearBridge Variable Small Cap Growth Division	LMPVIT Western Asset Core Plus Division	Morgan Stanley VIF Global Infrastructure Division
Investment Income:
Dividends	$1,797	$—	$—	$14	$1,176
Expenses:
Mortality and expense risk and other charges	675	3,318	284	1	512
Administrative charges	83	386	29	—	125
Total expenses	758	3,704	313	1	637
Net investment income (loss)	1,039	(3,704)	(313)	13	539
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	12,086	3,451	—	—	7,305
Realized gains (losses) on sale of investments	887	4,551	(39)	(1)	(2,362)
Net realized gains (losses)	12,973	8,002	(39)	(1)	4,943
Change in unrealized gains (losses) on investments	(3,538)	131,842	2,676	10	(3,972)
Net realized and change in unrealized gains (losses) on investments	9,435	139,844	2,637	9	971
Net increase (decrease) in net assets resulting from operations	$10,474	$136,140	$2,324	$22	$1,510

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT CommodityRealReturn® Strategy Division	PIMCO VIT Dynamic Bond Division	PIMCO VIT Emerging Markets Bond Division	TAP 1919 Variable Socially Responsive Balanced Division
Investment Income:
Dividends	$12,257	$357	$718	$96
Expenses:
Mortality and expense risk and other charges	846	94	133	69
Administrative charges	190	24	30	8
Total expenses	1,036	118	163	77
Net investment income (loss)	11,221	239	555	19
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	368
Realized gains (losses) on sale of investments	(1,553)	(521)	(1,018)	4
Net realized gains (losses)	(1,553)	(521)	(1,018)	372
Change in unrealized gains (losses) on investments	(17,367)	852	1,779	1,175
Net realized and change in unrealized gains (losses) on investments	(18,920)	331	761	1,547
Net increase (decrease) in net assets resulting from operations	$(7,699)	$570	$1,316	$1,566

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

	American Funds® Global Growth Division		American Funds® Global Small Capitalization Division		American Funds® Growth Division		American Funds® Growth-Income Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$16	$(600)	$(3,473,092)	$(4,738,089)	$(9,974,577)	$(11,086,633)	$(415,813)	$(1,124,484)
Net realized gains (losses)	14,766	30,895	(4,334,979)	110,565,705	81,701,986	172,377,778	51,445,384	86,024,905
Change in unrealized gains (losses) on investments	18,491	(98,832)	49,204,319	(241,602,749)	228,450,939	(570,738,790)	82,246,255	(224,223,198)
Net increase (decrease) in net assets resulting from operations	33,273	(68,537)	41,396,248	(135,775,133)	300,178,348	(409,447,645)	133,275,826	(139,322,777)
Contract Transactions:
Purchase payments received from contract owners	—	—	3,214,894	3,426,544	10,276,263	10,510,904	4,914,733	5,894,086
Net transfers (including fixed account)	(4,053)	12,407	1,512,699	19,218,135	(29,461,103)	12,411,007	(12,996,093)	(10,860,140)
Contract charges	—	—	(1,368,372)	(1,437,382)	(2,635,893)	(2,699,019)	(2,210,533)	(2,327,331)
Transfers for contract benefits and terminations	(8,521)	(54,317)	(33,853,284)	(31,233,255)	(113,693,434)	(96,970,497)	(76,324,835)	(72,129,653)
Net increase (decrease) in net assets resulting from contract transactions	(12,574)	(41,910)	(30,494,063)	(10,025,958)	(135,514,167)	(76,747,605)	(86,616,728)	(79,423,038)
Net increase (decrease) in net assets	20,699	(110,447)	10,902,185	(145,801,091)	164,664,181	(486,195,250)	46,659,098	(218,745,815)
Net Assets:
Beginning of year	162,720	273,167	297,344,865	443,145,956	873,280,583	1,359,475,833	590,162,234	808,908,049
End of year	$183,419	$162,720	$308,247,050	$297,344,865	$1,037,944,764	$873,280,583	$636,821,332	$590,162,234

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	American Funds® The Bond Fund of America Division		BHFTI AB Global Dynamic Allocation Division		BHFTI Allspring Mid Cap Value Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,227,906	$950,805	$12,503,450	$28,124,565	$(30)	$(1,411)
Net realized gains (losses)	(1,537,118)	(642,816)	(14,879,646)	62,021,926	12,766	41,241
Change in unrealized gains (losses) on investments	2,431,984	(11,257,097)	78,042,191	(327,522,776)	(5,650)	(60,899)
Net increase (decrease) in net assets resulting from operations	2,122,772	(10,949,108)	75,665,995	(237,376,285)	7,086	(21,069)
Contract Transactions:
Purchase payments received from contract owners	884,490	1,119,826	3,250,616	2,555,674	—	—
Net transfers (including fixed account)	5,365,756	(3,395,469)	(6,171,833)	(6,661,615)	(590)	(17,434)
Contract charges	(360,616)	(387,200)	(15,950,532)	(16,411,512)	(8)	(8)
Transfers for contract benefits and terminations	(7,441,958)	(7,464,547)	(84,888,335)	(94,257,778)	(71,514)	(95,559)
Net increase (decrease) in net assets resulting from contract transactions	(1,552,328)	(10,127,390)	(103,760,084)	(114,775,231)	(72,112)	(113,001)
Net increase (decrease) in net assets	570,444	(21,076,498)	(28,094,089)	(352,151,516)	(65,026)	(134,070)
Net Assets:
Beginning of year	62,514,765	83,591,263	797,530,989	1,149,682,505	114,557	248,627
End of year	$63,085,209	$62,514,765	$769,436,900	$797,530,989	$49,531	$114,557

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI American Funds® Balanced Allocation Division		BHFTI American Funds® Growth Allocation Division		BHFTI American Funds® Growth Division		BHFTI American Funds® Moderate Allocation Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$6,345,243	$1,186,639	$3,171,203	$(715,523)	$769,027	$(1,868,338)	$7,503,937	$3,024,869
Net realized gains (losses)	35,252,821	85,000,080	34,740,355	63,606,919	32,029,166	56,874,578	21,507,186	61,309,443
Change in unrealized gains (losses) on investments	41,270,950	(224,136,212)	28,369,477	(159,530,461)	41,923,789	(159,675,478)	29,617,249	(176,797,608)
Net increase (decrease) in net assets resulting from operations	82,869,014	(137,949,493)	66,281,035	(96,639,065)	74,721,982	(104,669,238)	58,628,372	(112,463,296)
Contract Transactions:
Purchase payments received from contract owners	4,009,287	3,467,512	5,676,378	5,405,481	434,862	427,075	3,516,778	4,472,422
Net transfers (including fixed account)	2,133,601	1,999,004	8,594,144	(3,673,139)	(14,474,535)	19,470,762	(3,879,505)	(5,417,815)
Contract charges	(6,746,445)	(7,004,629)	(3,796,414)	(3,902,401)	(2,187,253)	(2,157,133)	(6,418,365)	(6,757,574)
Transfers for contract benefits and terminations	(69,097,346)	(65,994,097)	(44,202,345)	(34,747,511)	(32,361,610)	(32,775,326)	(65,971,856)	(66,827,932)
Net increase (decrease) in net assets resulting from contract transactions	(69,700,903)	(67,532,210)	(33,728,237)	(36,917,570)	(48,588,536)	(15,034,622)	(72,752,948)	(74,530,899)
Net increase (decrease) in net assets	13,168,111	(205,481,703)	32,552,798	(133,556,635)	26,133,446	(119,703,860)	(14,124,576)	(186,994,195)
Net Assets:
Beginning of year	587,177,966	792,659,669	369,378,870	502,935,505	225,213,085	344,916,945	551,584,025	738,578,220
End of year	$600,346,077	$587,177,966	$401,931,668	$369,378,870	$251,346,531	$225,213,085	$537,459,449	$551,584,025

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTI BlackRock Global Tactical Strategies Division		BHFTI BlackRock High Yield Division		BHFTI Brighthouse Asset Allocation 100 Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$20,165,886	$12,839,553	$9,484	$11,007	$3,529,319	$519,814
Net realized gains (losses)	(21,379,763)	29,169,171	(4,377)	(5,719)	29,322,983	19,516,364
Change in unrealized gains (losses) on investments	114,550,502	(320,092,162)	19,272	(42,590)	6,155,560	(77,928,593)
Net increase (decrease) in net assets resulting from operations	113,336,625	(278,083,438)	24,379	(37,302)	39,007,862	(57,892,415)
Contract Transactions:
Purchase payments received from contract owners	3,727,136	2,932,361	10,894	9,962	5,129,357	5,846,488
Net transfers (including fixed account)	(4,409,824)	(13,731,016)	137	(5,353)	(581,355)	227,912
Contract charges	(20,601,617)	(21,038,300)	(21)	(29)	(498,244)	(517,685)
Transfers for contract benefits and terminations	(111,036,648)	(124,273,619)	(41,022)	(116,349)	(24,387,799)	(16,977,396)
Net increase (decrease) in net assets resulting from contract transactions	(132,320,953)	(156,110,574)	(30,012)	(111,769)	(20,338,041)	(11,420,681)
Net increase (decrease) in net assets	(18,984,328)	(434,194,012)	(5,633)	(149,071)	18,669,821	(69,313,096)
Net Assets:
Beginning of year	1,022,437,228	1,456,631,240	225,153	374,224	208,742,838	278,055,934
End of year	$1,003,452,900	$1,022,437,228	$219,520	$225,153	$227,412,659	$208,742,838

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI Brighthouse Balanced Plus Division		BHFTI Brighthouse Small Cap Value Division		BHFTI Brighthouse/abrdn Emerging Markets Equity Division		BHFTI Brighthouse/Eaton Vance Floating Rate Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$42,228,697	$31,433,910	$(26,143)	$(95,991)	$(63,781)	$(166,160)	$694,689	$402,317
Net realized gains (losses)	(77,125,850)	207,674,759	1,233,824	3,242,240	(517,073)	4,574,073	(186,172)	(316,264)
Change in unrealized gains (losses) on investments	196,294,154	(959,272,106)	774,577	(5,893,184)	2,122,824	(15,226,823)	989,398	(703,813)
Net increase (decrease) in net assets resulting from operations	161,397,001	(720,163,437)	1,982,258	(2,746,935)	1,541,970	(10,818,910)	1,497,915	(617,760)
Contract Transactions:
Purchase payments received from contract owners	8,266,678	5,639,355	434,366	488,876	41,639	59,481	18,980	36,766
Net transfers (including fixed account)	(10,573,448)	(14,040,173)	(179,101)	(207,140)	814,566	3,682,177	164,872	1,837,610
Contract charges	(41,074,493)	(43,089,629)	(35,642)	(37,386)	(302,418)	(311,270)	(52,900)	(55,572)
Transfers for contract benefits and terminations	(252,366,310)	(293,878,722)	(1,422,247)	(1,640,013)	(3,484,330)	(3,237,265)	(3,536,305)	(3,137,962)
Net increase (decrease) in net assets resulting from contract transactions	(295,747,573)	(345,369,169)	(1,202,624)	(1,395,663)	(2,930,543)	193,123	(3,405,353)	(1,319,158)
Net increase (decrease) in net assets	(134,350,572)	(1,065,532,606)	779,634	(4,142,598)	(1,388,573)	(10,625,787)	(1,907,438)	(1,936,918)
Net Assets:
Beginning of year	2,228,950,822	3,294,483,428	16,182,500	20,325,098	29,791,833	40,417,620	17,729,471	19,666,389
End of year	$2,094,600,250	$2,228,950,822	$16,962,134	$16,182,500	$28,403,260	$29,791,833	$15,822,033	$17,729,471

(a) For the period May 1, 2023 to December 31, 2023.
The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Franklin Low Duration Total Return Division		BHFTI Brighthouse/Templeton International Bond Division		BHFTI Brighthouse/Wellington Large Cap Research Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,176,809	$859,414	$(39,322)	$(46,530)	$(1,979,881)	$(3,429,027)
Net realized gains (losses)	(1,164,280)	(1,587,328)	(186,858)	(354,292)	38,866,023	163,929,199
Change in unrealized gains (losses) on investments	2,170,217	(3,075,706)	298,604	159,953	111,075,855	(333,559,874)
Net increase (decrease) in net assets resulting from operations	2,182,746	(3,803,620)	72,424	(240,869)	147,961,997	(173,059,702)
Contract Transactions:
Purchase payments received from contract owners	319,848	299,463	4,132	14,183	6,020,024	5,003,825
Net transfers (including fixed account)	3,886,297	(1,399,226)	168,473	(415,407)	(6,934,522)	(11,768,419)
Contract charges	(509,418)	(529,533)	(43,869)	(49,174)	(480,984)	(508,906)
Transfers for contract benefits and terminations	(7,292,119)	(7,966,583)	(372,371)	(439,378)	(74,742,276)	(63,884,716)
Net increase (decrease) in net assets resulting from contract transactions	(3,595,392)	(9,595,879)	(243,635)	(889,776)	(76,137,758)	(71,158,216)
Net increase (decrease) in net assets	(1,412,646)	(13,399,499)	(171,211)	(1,130,645)	71,824,239	(244,217,918)
Net Assets:
Beginning of year	54,277,970	67,677,469	3,433,306	4,563,951	644,887,319	889,105,237
End of year	$52,865,324	$54,277,970	$3,262,095	$3,433,306	$716,711,558	$644,887,319

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI CBRE Global Real Estate Division		BHFTI Harris Oakmark International Division		BHFTI Invesco Balanced-Risk Allocation Division		BHFTI Invesco Comstock Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,545,405	$4,131,392	$2,072,356	$2,974,152	$6,849,828	$18,693,315	$124	$103
Net realized gains (losses)	(3,154,105)	13,825,342	(2,202,041)	12,479,425	(12,087,187)	17,959,209	2,513	2,664
Change in unrealized gains (losses) on investments	15,186,754	(63,561,926)	48,514,516	(76,926,754)	21,611,720	(91,721,301)	(1,078)	(2,739)
Net increase (decrease) in net assets resulting from operations	13,578,054	(45,605,192)	48,384,831	(61,473,177)	16,374,361	(55,068,777)	1,559	28
Contract Transactions:
Purchase payments received from contract owners	1,548,870	1,550,765	3,596,713	3,934,219	1,029,932	482,793	—	—
Net transfers (including fixed account)	2,285,840	1,415,572	(9,329,218)	(4,610,863)	72,993	28,516,289	(96)	(1,546)
Contract charges	(566,340)	(620,428)	(1,752,685)	(1,805,292)	(6,279,083)	(6,406,962)	(2)	(2)
Transfers for contract benefits and terminations	(14,392,551)	(14,101,928)	(34,037,059)	(29,591,370)	(41,558,573)	(46,146,413)	(25)	(2,196)
Net increase (decrease) in net assets resulting from contract transactions	(11,124,181)	(11,756,019)	(41,522,249)	(32,073,306)	(46,734,731)	(23,554,293)	(123)	(3,744)
Net increase (decrease) in net assets	2,453,873	(57,361,211)	6,862,582	(93,546,483)	(30,360,370)	(78,623,070)	1,436	(3,716)
Net Assets:
Beginning of year	126,167,563	183,528,774	286,002,102	379,548,585	342,320,387	420,943,457	14,227	17,943
End of year	$128,621,436	$126,167,563	$292,864,684	$286,002,102	$311,960,017	$342,320,387	$15,663	$14,227

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Division		BHFTI Invesco Small Cap Growth Division		BHFTI JPMorgan Core Bond Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,963,017)	$(2,580,091)	$(516,851)	$(617,969)	$753,789	$661,022
Net realized gains (losses)	15,333,816	33,174,935	(4,613,059)	12,422,000	(981,644)	(1,525,442)
Change in unrealized gains (losses) on investments	43,420,527	(123,087,099)	9,381,358	(37,781,915)	2,311,381	(8,288,792)
Net increase (decrease) in net assets resulting from operations	56,791,326	(92,492,255)	4,251,448	(25,977,884)	2,083,526	(9,153,212)
Contract Transactions:
Purchase payments received from contract owners	2,149,110	2,444,025	825,302	837,209	68,177	108,137
Net transfers (including fixed account)	(8,137,749)	7,985,653	841,873	(433,705)	5,486,498	(5,051,002)
Contract charges	(879,138)	(858,923)	(182,908)	(200,266)	(551,461)	(592,945)
Transfers for contract benefits and terminations	(20,994,702)	(20,703,866)	(5,044,268)	(4,860,882)	(6,162,510)	(7,101,858)
Net increase (decrease) in net assets resulting from contract transactions	(27,862,479)	(11,133,111)	(3,560,001)	(4,657,644)	(1,159,296)	(12,637,668)
Net increase (decrease) in net assets	28,928,847	(103,625,366)	691,447	(30,635,528)	924,230	(21,790,880)
Net Assets:
Beginning of year	183,035,203	286,660,569	42,465,874	73,101,402	49,423,341	71,214,221
End of year	$211,964,050	$183,035,203	$43,157,321	$42,465,874	$50,347,571	$49,423,341

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI JPMorgan Global Active Allocation Division		BHFTI JPMorgan Small Cap Value Division		BHFTI Loomis Sayles Global Allocation Division		BHFTI Loomis Sayles Growth Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,596,689	$7,344,239	$(16,678)	$(63,574)	$(918,792)	$(1,014,366)	$(4,490,735)	$(4,538,066)
Net realized gains (losses)	(10,589,479)	70,703,310	635,800	5,403,031	2,170,883	11,174,916	25,521,363	31,509,483
Change in unrealized gains (losses) on investments	51,062,058	(208,762,149)	969,721	(8,055,046)	12,766,904	(35,255,249)	124,150,012	(161,762,515)
Net increase (decrease) in net assets resulting from operations	43,069,268	(130,714,600)	1,588,843	(2,715,589)	14,018,995	(25,094,699)	145,180,640	(134,791,098)
Contract Transactions:
Purchase payments received from contract owners	1,229,699	1,233,243	29,524	33,491	644,495	796,247	3,444,415	3,703,055
Net transfers (including fixed account)	2,571,488	(4,747,060)	200,217	(471,354)	(2,681,215)	217,103	(33,979,441)	5,025,585
Contract charges	(9,373,603)	(9,696,140)	(119,094)	(133,022)	(572,330)	(587,114)	(2,314,076)	(2,269,417)
Transfers for contract benefits and terminations	(66,484,242)	(67,047,132)	(1,562,138)	(1,688,533)	(7,872,493)	(8,298,381)	(43,214,584)	(36,882,765)
Net increase (decrease) in net assets resulting from contract transactions	(72,056,658)	(80,257,089)	(1,451,491)	(2,259,418)	(10,481,543)	(7,872,145)	(76,063,686)	(30,423,542)
Net increase (decrease) in net assets	(28,987,390)	(210,971,689)	137,352	(4,975,007)	3,537,452	(32,966,844)	69,116,954	(165,214,640)
Net Assets:
Beginning of year	516,956,283	727,927,972	14,322,001	19,297,008	72,766,561	105,733,405	315,672,632	480,887,272
End of year	$487,968,893	$516,956,283	$14,459,353	$14,322,001	$76,304,013	$72,766,561	$384,789,586	$315,672,632

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTI MetLife Multi-Index Targeted Risk Division		BHFTI MFS® Research International Division		BHFTI Morgan Stanley Discovery Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,582,154	$3,483,223	$459,382	$917,811	$(3,687,281)	$(4,834,919)
Net realized gains (losses)	(15,181,830)	48,589,087	2,879,469	9,844,167	(74,950,784)	103,773,262
Change in unrealized gains (losses) on investments	70,086,218	(216,901,342)	10,508,681	(41,407,002)	180,462,492	(554,186,540)
Net increase (decrease) in net assets resulting from operations	60,486,542	(164,829,032)	13,847,532	(30,645,024)	101,824,427	(455,248,197)
Contract Transactions:
Purchase payments received from contract owners	1,270,021	1,047,801	1,448,097	1,650,637	5,531,645	5,502,867
Net transfers (including fixed account)	5,464,548	(3,027,561)	(493,385)	(758,521)	(6,663,903)	23,963,355
Contract charges	(9,643,940)	(9,990,250)	(657,147)	(680,762)	(485,323)	(500,754)
Transfers for contract benefits and terminations	(66,888,267)	(67,937,518)	(13,858,825)	(13,126,004)	(30,030,741)	(30,954,365)
Net increase (decrease) in net assets resulting from contract transactions	(69,797,638)	(79,907,528)	(13,561,260)	(12,914,650)	(31,648,322)	(1,988,897)
Net increase (decrease) in net assets	(9,311,096)	(244,736,560)	286,272	(43,559,674)	70,176,105	(457,237,094)
Net Assets:
Beginning of year	530,165,527	774,902,087	125,419,892	168,979,566	271,897,111	729,134,205
End of year	$520,854,431	$530,165,527	$125,706,164	$125,419,892	$342,073,216	$271,897,111

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI PanAgora Global Diversified Risk Division		BHFTI PIMCO Inflation Protected Bond Division		BHFTI PIMCO Total Return Division		BHFTI Schroders Global Multi-Asset Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$40,045,839	$81,124,335	$2,144,354	$14,219,866	$8,131,232	$9,399,306	$2,933,119	$849,699
Net realized gains (losses)	(34,880,314)	35,513,148	(4,584,455)	(2,725,684)	(11,697,626)	(14,391,292)	(6,698,412)	30,145,125
Change in unrealized gains (losses) on investments	15,201,981	(262,518,904)	7,786,422	(52,041,881)	25,315,446	(93,582,768)	59,150,149	(164,088,196)
Net increase (decrease) in net assets resulting from operations	20,367,506	(145,881,421)	5,346,321	(40,547,699)	21,749,052	(98,574,754)	55,384,856	(133,093,372)
Contract Transactions:
Purchase payments received from contract owners	2,898,039	1,494,439	1,594,719	1,786,663	3,413,095	3,653,049	1,102,981	857,752
Net transfers (including fixed account)	1,548,854	757,159,029	10,273,411	(16,046,902)	32,015,671	(25,028,289)	(1,369,921)	(4,787,708)
Contract charges	(13,167,348)	(10,759,215)	(2,364,428)	(2,627,608)	(4,058,122)	(4,422,675)	(8,077,421)	(8,420,119)
Transfers for contract benefits and terminations	(67,108,115)	(51,355,939)	(29,685,308)	(29,318,065)	(58,600,210)	(57,588,489)	(56,708,339)	(57,824,524)
Net increase (decrease) in net assets resulting from contract transactions	(75,828,570)	696,538,314	(20,181,606)	(46,205,912)	(27,229,566)	(83,386,404)	(65,052,700)	(70,174,599)
Net increase (decrease) in net assets	(55,461,064)	550,656,893	(14,835,285)	(86,753,611)	(5,480,514)	(181,961,158)	(9,667,844)	(203,267,971)
Net Assets:
Beginning of year	643,605,338	92,948,445	250,254,578	337,008,189	485,365,597	667,326,755	446,173,171	649,441,142
End of year	$588,144,274	$643,605,338	$235,419,293	$250,254,578	$479,885,083	$485,365,597	$436,505,327	$446,173,171

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Growth and Income ETF Division		BHFTI SSGA Growth ETF Division		BHFTI T. Rowe Price Large Cap Value Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,922,082	$9,026,497	$676,995	$1,711,328	$3,279	$4,515
Net realized gains (losses)	(8,995,915)	80,335,921	3,498,314	18,487,806	60,622	93,504
Change in unrealized gains (losses) on investments	57,477,346	(187,053,193)	9,577,525	(42,167,385)	(28,383)	(150,698)
Net increase (decrease) in net assets resulting from operations	53,403,513	(97,690,775)	13,752,834	(21,968,251)	35,518	(52,679)
Contract Transactions:
Purchase payments received from contract owners	1,327,893	1,957,039	1,136,761	1,434,366	3,420	2,125
Net transfers (including fixed account)	(1,872,799)	(4,463,329)	(567,897)	(627,962)	9,013	23,342
Contract charges	(5,835,955)	(6,120,430)	(926,433)	(939,723)	(21)	(22)
Transfers for contract benefits and terminations	(48,005,570)	(56,397,003)	(10,303,523)	(9,978,952)	(67,221)	(234,377)
Net increase (decrease) in net assets resulting from contract transactions	(54,386,431)	(65,023,723)	(10,661,092)	(10,112,271)	(54,809)	(208,932)
Net increase (decrease) in net assets	(982,918)	(162,714,498)	3,091,742	(32,080,522)	(19,291)	(261,611)
Net Assets:
Beginning of year	453,319,661	616,034,159	101,146,274	133,226,796	469,865	731,476
End of year	$452,336,743	$453,319,661	$104,238,016	$101,146,274	$450,574	$469,865

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI T. Rowe Price Mid Cap Growth Division		BHFTI TCW Core Fixed Income Division		BHFTI Victory Sycamore Mid Cap Value Division		BHFTI Western Asset Management Government Income Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(4,265,364)	$(4,691,665)	$232	$(76)	$906,398	$1,704,012	$3,258,395	$2,886,459
Net realized gains (losses)	10,206,414	65,578,444	(244)	(1,384)	38,649,614	52,452,175	(8,016,165)	(5,806,492)
Change in unrealized gains (losses) on investments	53,478,012	(175,127,634)	637	(3,108)	(13,217,758)	(69,565,738)	11,327,274	(46,319,709)
Net increase (decrease) in net assets resulting from operations	59,419,062	(114,240,855)	625	(4,568)	26,338,254	(15,409,551)	6,569,504	(49,239,742)
Contract Transactions:
Purchase payments received from contract owners	4,117,118	4,931,288	—	—	2,568,344	2,543,213	1,752,475	1,512,122
Net transfers (including fixed account)	3,249,611	(4,947,038)	—	(25,305)	(2,548,178)	(14,519,291)	7,413,347	16,143,275
Contract charges	(1,652,011)	(1,726,852)	(2)	—	(1,080,565)	(1,191,135)	(5,168,854)	(5,528,089)
Transfers for contract benefits and terminations	(44,548,682)	(39,186,882)	(1,332)	(3)	(36,619,863)	(34,698,701)	(36,880,178)	(44,795,563)
Net increase (decrease) in net assets resulting from contract transactions	(38,833,964)	(40,929,484)	(1,334)	(25,308)	(37,680,262)	(47,865,914)	(32,883,210)	(32,668,255)
Net increase (decrease) in net assets	20,585,098	(155,170,339)	(709)	(29,876)	(11,342,008)	(63,275,465)	(26,313,706)	(81,907,997)
Net Assets:
Beginning of year	340,891,490	496,061,829	15,515	45,391	331,206,446	394,481,911	244,217,321	326,125,318
End of year	$361,476,588	$340,891,490	$14,806	$15,515	$319,864,438	$331,206,446	$217,903,615	$244,217,321

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTII Baillie Gifford International Stock Division		BHFTII BlackRock Bond Income Division		BHFTII BlackRock Capital Appreciation Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(21,647)	$(206,864)	$4,418,228	$4,423,827	$(1,923,116)	$(2,088,937)
Net realized gains (losses)	(1,941,904)	6,843,249	(5,787,770)	(6,655,792)	(1,555,612)	45,241,170
Change in unrealized gains (losses) on investments	16,026,793	(43,602,877)	12,012,826	(50,416,643)	62,584,923	(131,433,385)
Net increase (decrease) in net assets resulting from operations	14,063,242	(36,966,492)	10,643,284	(52,648,608)	59,106,195	(88,281,152)
Contract Transactions:
Purchase payments received from contract owners	874,747	833,886	2,022,345	2,040,246	1,868,871	2,660,256
Net transfers (including fixed account)	(1,409,187)	2,830,334	13,468,905	(15,465,982)	(6,753,531)	4,260,057
Contract charges	(288,222)	(296,034)	(1,618,540)	(1,767,624)	(854,589)	(866,232)
Transfers for contract benefits and terminations	(8,133,233)	(7,544,141)	(30,825,413)	(33,563,669)	(18,474,448)	(19,193,088)
Net increase (decrease) in net assets resulting from contract transactions	(8,955,895)	(4,175,955)	(16,952,703)	(48,757,029)	(24,213,697)	(13,139,007)
Net increase (decrease) in net assets	5,107,347	(41,142,447)	(6,309,419)	(101,405,637)	34,892,498	(101,420,159)
Net Assets:
Beginning of year	85,003,047	126,145,494	260,026,298	361,431,935	133,568,070	234,988,229
End of year	$90,110,394	$85,003,047	$253,716,879	$260,026,298	$168,460,568	$133,568,070

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTII BlackRock Ultra-Short Term Bond Division		BHFTII Brighthouse Asset Allocation 20 Division		BHFTII Brighthouse Asset Allocation 40 Division		BHFTII Brighthouse Asset Allocation 60 Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$59,853	$(469,854)	$4,324,222	$4,327,638	$13,037,983	$9,110,836	$42,002,883	$22,498,331
Net realized gains (losses)	233,317	(97,481)	(2,168,577)	3,155,287	16,277,032	29,296,004	140,679,736	177,230,204
Change in unrealized gains (losses) on investments	843,891	510,824	9,589,112	(44,323,416)	21,615,910	(156,261,680)	70,790,029	(677,275,685)
Net increase (decrease) in net assets resulting from operations	1,137,061	(56,511)	11,744,757	(36,840,491)	50,930,925	(117,854,840)	253,472,648	(477,547,150)
Contract Transactions:
Purchase payments received from contract owners	57,473	49,856	1,675,113	1,411,432	4,051,755	4,901,113	17,417,955	21,219,775
Net transfers (including fixed account)	4,205,308	8,869,621	(1,766,995)	(5,520,033)	(1,150,133)	(5,880,138)	(15,311,537)	(36,523,771)
Contract charges	(405,698)	(399,622)	(1,977,204)	(2,148,442)	(5,787,397)	(6,237,625)	(22,123,529)	(23,290,818)
Transfers for contract benefits and terminations	(8,036,094)	(12,039,453)	(30,661,372)	(33,823,678)	(78,589,827)	(90,370,046)	(263,742,640)	(260,944,756)
Net increase (decrease) in net assets resulting from contract transactions	(4,179,011)	(3,519,598)	(32,730,458)	(40,080,721)	(81,475,602)	(97,586,696)	(283,759,751)	(299,539,570)
Net increase (decrease) in net assets	(3,041,950)	(3,576,109)	(20,985,701)	(76,921,212)	(30,544,677)	(215,441,536)	(30,287,103)	(777,086,720)
Net Assets:
Beginning of year	33,824,637	37,400,746	203,222,616	280,143,828	603,366,834	818,808,370	2,227,101,315	3,004,188,035
End of year	$30,782,687	$33,824,637	$182,236,915	$203,222,616	$572,822,157	$603,366,834	$2,196,814,212	$2,227,101,315

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 80 Division		BHFTII Brighthouse/Artisan Mid Cap Value Division		BHFTII Brighthouse/Dimensional International Small Company Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$24,214,721	$8,222,221	$(786,643)	$(724,062)	$49,672	$57,479
Net realized gains (losses)	138,047,191	133,908,816	19,044,055	27,256,287	(130,330)	376,513
Change in unrealized gains (losses) on investments	33,925,550	(467,337,958)	5,381,918	(52,351,710)	620,537	(1,673,161)
Net increase (decrease) in net assets resulting from operations	196,187,462	(325,206,921)	23,639,330	(25,819,485)	539,879	(1,239,169)
Contract Transactions:
Purchase payments received from contract owners	18,286,132	19,932,328	1,415,840	1,490,121	18,753	18,664
Net transfers (including fixed account)	(10,741,648)	(16,709,141)	(1,338,974)	(5,620,339)	(81,705)	(97,363)
Contract charges	(9,820,709)	(10,210,899)	(419,634)	(442,471)	(34,577)	(35,419)
Transfers for contract benefits and terminations	(129,433,577)	(120,391,906)	(17,515,321)	(16,347,877)	(791,174)	(550,107)
Net increase (decrease) in net assets resulting from contract transactions	(131,709,802)	(127,379,618)	(17,858,089)	(20,920,566)	(888,703)	(664,225)
Net increase (decrease) in net assets	64,477,660	(452,586,539)	5,781,241	(46,740,051)	(348,824)	(1,903,394)
Net Assets:
Beginning of year	1,298,523,579	1,751,110,118	149,107,149	195,847,200	4,901,771	6,805,165
End of year	$1,363,001,239	$1,298,523,579	$154,888,390	$149,107,149	$4,552,947	$4,901,771

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTII Brighthouse/Wellington Balanced Division		BHFTII Brighthouse/Wellington Core Equity Opportunities Division		BHFTII Frontier Mid Cap Growth Division		BHFTII Jennison Growth Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,207,908	$2,274,054	$110,227	$137,916	$(4,823,473)	$(5,381,697)	$(2,331,048)	$(2,479,114)
Net realized gains (losses)	531,694	70,461,907	41,512,136	90,791,540	(8,889,340)	125,139,654	(8,768,536)	39,508,710
Change in unrealized gains (losses) on investments	67,453,415	(183,736,616)	(17,696,552)	(125,499,982)	74,453,586	(287,193,664)	87,847,931	(148,912,363)
Net increase (decrease) in net assets resulting from operations	72,193,017	(111,000,655)	23,925,811	(34,570,526)	60,740,773	(167,435,707)	76,748,347	(111,882,767)
Contract Transactions:
Purchase payments received from contract owners	3,748,408	4,638,483	3,301,774	3,609,111	2,630,594	2,476,037	2,663,917	3,065,477
Net transfers (including fixed account)	(1,118,322)	(5,261,300)	3,179,544	(23,985,142)	(1,830,935)	(768,488)	(7,461,988)	2,625,142
Contract charges	(263,336)	(270,256)	(1,901,159)	(2,090,171)	(376,585)	(404,741)	(1,043,769)	(1,010,167)
Transfers for contract benefits and terminations	(57,420,919)	(56,030,805)	(46,870,636)	(44,878,048)	(37,990,430)	(35,663,993)	(22,538,087)	(19,291,717)
Net increase (decrease) in net assets resulting from contract transactions	(55,054,169)	(56,923,878)	(42,290,477)	(67,344,250)	(37,567,356)	(34,361,185)	(28,379,927)	(14,611,265)
Net increase (decrease) in net assets	17,138,848	(167,924,533)	(18,364,666)	(101,914,776)	23,173,417	(201,796,892)	48,368,420	(126,494,032)
Net Assets:
Beginning of year	461,892,147	629,816,680	429,404,884	531,319,660	384,728,789	586,525,681	160,933,782	287,427,814
End of year	$479,030,995	$461,892,147	$411,040,218	$429,404,884	$407,902,206	$384,728,789	$209,302,202	$160,933,782

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Core Division		BHFTII Loomis Sayles Small Cap Growth Division		BHFTII MetLife Aggregate Bond Index Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,452,661)	$(1,657,599)	$(547,047)	$(602,867)	$10,021,822	$10,616,892
Net realized gains (losses)	4,410,754	25,489,220	(1,622,000)	9,613,362	(12,540,175)	(14,925,031)
Change in unrealized gains (losses) on investments	15,348,115	(50,186,259)	6,515,175	(24,490,709)	26,837,562	(121,435,937)
Net increase (decrease) in net assets resulting from operations	18,306,208	(26,354,638)	4,346,128	(15,480,214)	24,319,209	(125,744,076)
Contract Transactions:
Purchase payments received from contract owners	1,034,572	1,122,150	640,284	705,333	7,237,816	7,888,895
Net transfers (including fixed account)	378,399	(2,918,937)	184,760	(1,193,603)	47,503,861	(16,810,004)
Contract charges	(493,204)	(525,752)	(114,471)	(123,546)	(4,553,012)	(4,888,229)
Transfers for contract benefits and terminations	(15,130,644)	(12,290,350)	(4,747,180)	(4,415,247)	(85,261,400)	(83,183,336)
Net increase (decrease) in net assets resulting from contract transactions	(14,210,877)	(14,612,889)	(4,036,607)	(5,027,063)	(35,072,735)	(96,992,674)
Net increase (decrease) in net assets	4,095,331	(40,967,527)	309,521	(20,507,277)	(10,753,526)	(222,736,750)
Net Assets:
Beginning of year	122,718,093	163,685,620	44,445,112	64,952,389	687,832,716	910,569,466
End of year	$126,813,424	$122,718,093	$44,754,633	$44,445,112	$677,079,190	$687,832,716

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTII MetLife Mid Cap Stock Index Division		BHFTII MetLife MSCI EAFE® Index Division		BHFTII MetLife Russell 2000® Index Division		BHFTII MetLife Stock Index Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(255,405)	$(1,325,666)	$4,121,513	$8,902,140	$(53,369)	$(940,563)	$2,954,514	$(1,001,672)
Net realized gains (losses)	28,182,838	80,111,431	6,640,159	15,048,409	3,317,441	53,882,159	282,332,947	368,865,945
Change in unrealized gains (losses) on investments	28,565,283	(154,398,345)	44,682,840	(94,659,842)	34,683,037	(127,048,458)	303,124,264	(1,025,461,315)
Net increase (decrease) in net assets resulting from operations	56,492,716	(75,612,580)	55,444,512	(70,709,293)	37,947,109	(74,106,862)	588,411,725	(657,597,042)
Contract Transactions:
Purchase payments received from contract owners	5,789,935	6,145,922	5,550,931	5,830,707	4,154,032	4,550,050	27,504,670	26,453,222
Net transfers (including fixed account)	2,734,549	(10,922,497)	(7,583,986)	(1,332,863)	5,548,274	2,987,705	(44,378,608)	(10,214,846)
Contract charges	(1,481,022)	(1,569,418)	(1,553,233)	(1,590,984)	(774,494)	(820,550)	(5,861,595)	(5,998,355)
Transfers for contract benefits and terminations	(47,072,377)	(42,517,390)	(41,145,815)	(35,677,519)	(30,063,640)	(27,026,261)	(321,204,053)	(273,143,614)
Net increase (decrease) in net assets resulting from contract transactions	(40,028,915)	(48,863,383)	(44,732,103)	(32,770,659)	(21,135,828)	(20,309,056)	(343,939,586)	(262,903,593)
Net increase (decrease) in net assets	16,463,801	(124,475,963)	10,712,409	(103,479,952)	16,811,281	(94,415,918)	244,472,139	(920,500,635)
Net Assets:
Beginning of year	409,884,025	534,359,988	361,694,860	465,174,812	259,507,834	353,923,752	2,574,589,262	3,495,089,897
End of year	$426,347,826	$409,884,025	$372,407,269	$361,694,860	$276,319,115	$259,507,834	$2,819,061,401	$2,574,589,262

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Division		BHFTII MFS® Value Division		BHFTII Neuberger Berman Genesis Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$829,431	$463,235	$2,348,141	$1,529,535	$(2,773,767)	$(3,183,977)
Net realized gains (losses)	4,349,437	10,692,341	56,881,321	88,372,761	21,437,801	47,688,295
Change in unrealized gains (losses) on investments	2,866,604	(24,062,207)	(27,226,658)	(139,181,242)	12,194,049	(108,443,402)
Net increase (decrease) in net assets resulting from operations	8,045,472	(12,906,631)	32,002,804	(49,278,946)	30,858,083	(63,939,084)
Contract Transactions:
Purchase payments received from contract owners	950,992	1,081,424	4,757,498	5,237,628	2,276,299	2,099,803
Net transfers (including fixed account)	1,085,817	(2,047,218)	5,397,032	(24,059,343)	(687,339)	(3,480,805)
Contract charges	(310,633)	(330,335)	(2,317,994)	(2,503,331)	(484,874)	(523,490)
Transfers for contract benefits and terminations	(10,900,421)	(10,349,990)	(62,108,388)	(56,677,504)	(24,726,654)	(23,058,877)
Net increase (decrease) in net assets resulting from contract transactions	(9,174,245)	(11,646,119)	(54,271,852)	(78,002,550)	(23,622,568)	(24,963,369)
Net increase (decrease) in net assets	(1,128,773)	(24,552,750)	(22,269,048)	(127,281,496)	7,235,515	(88,902,453)
Net Assets:
Beginning of year	96,428,667	120,981,417	536,663,808	663,945,304	232,034,093	320,936,546
End of year	$95,299,894	$96,428,667	$514,394,760	$536,663,808	$239,269,608	$232,034,093

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTII T. Rowe Price Large Cap Growth Division		BHFTII T. Rowe Price Small Cap Growth Division		BHFTII VanEck Global Natural Resources Division		BHFTII Western Asset Management Strategic Bond Opportunities Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(6,049,168)	$(6,508,469)	$(4,039,035)	$(4,090,374)	$296,137	$250,349	$13,948,316	$14,356,997
Net realized gains (losses)	(11,693,383)	105,480,484	4,733,533	68,811,077	259,614	2,265,652	(6,991,029)	(4,688,501)
Change in unrealized gains (losses) on investments	197,327,529	(410,062,813)	61,886,887	(173,452,439)	(1,439,099)	(322,128)	13,174,674	(74,860,603)
Net increase (decrease) in net assets resulting from operations	179,584,978	(311,090,798)	62,581,385	(108,731,736)	(883,348)	2,193,873	20,131,961	(65,192,107)
Contract Transactions:
Purchase payments received from contract owners	6,382,212	7,768,930	4,391,034	5,122,152	21,149	29,282	2,383,981	2,622,913
Net transfers (including fixed account)	(16,436,918)	14,209,409	2,577,779	(9,610,841)	2,563,123	(5,709,799)	6,568,719	(10,110,389)
Contract charges	(1,824,399)	(1,782,207)	(922,030)	(966,800)	(244,518)	(292,106)	(1,253,269)	(1,354,513)
Transfers for contract benefits and terminations	(58,006,660)	(54,706,542)	(38,312,056)	(33,974,474)	(1,932,677)	(1,890,793)	(34,181,860)	(34,367,026)
Net increase (decrease) in net assets resulting from contract transactions	(69,885,765)	(34,510,410)	(32,265,273)	(39,429,963)	407,077	(7,863,416)	(26,482,429)	(43,209,015)
Net increase (decrease) in net assets	109,699,213	(345,601,208)	30,316,112	(148,161,699)	(476,271)	(5,669,543)	(6,350,468)	(108,401,122)
Net Assets:
Beginning of year	423,605,252	769,206,460	328,540,226	476,701,925	18,554,027	24,223,570	273,191,553	381,592,675
End of year	$533,304,465	$423,605,252	$358,856,338	$328,540,226	$18,077,756	$18,554,027	$266,841,085	$273,191,553

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Division		BlackRock Global Allocation V.I. Division		Calvert VP SRI Balanced Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$828,385	$884,444	$198	$(228)	$201,395	$1,536
Net realized gains (losses)	(2,148,729)	(2,682,679)	(208)	37	625,589	5,627,343
Change in unrealized gains (losses) on investments	4,227,960	(10,133,724)	1,744	(3,238)	5,840,043	(15,121,643)
Net increase (decrease) in net assets resulting from operations	2,907,616	(11,931,959)	1,734	(3,429)	6,667,027	(9,492,764)
Contract Transactions:
Purchase payments received from contract owners	1,005,266	898,785	—	—	755,060	933,619
Net transfers (including fixed account)	5,976,787	(2,753,538)	(212)	404	(220,362)	(251,332)
Contract charges	(601,872)	(640,426)	(3)	(3)	(28,365)	(25,204)
Transfers for contract benefits and terminations	(12,436,373)	(14,669,284)	(680)	(806)	(4,415,745)	(5,538,901)
Net increase (decrease) in net assets resulting from contract transactions	(6,056,192)	(17,164,463)	(895)	(405)	(3,909,412)	(4,881,818)
Net increase (decrease) in net assets	(3,148,576)	(29,096,422)	839	(3,834)	2,757,615	(14,374,582)
Net Assets:
Beginning of year	94,709,309	123,805,731	16,216	20,050	44,856,941	59,231,523
End of year	$91,560,733	$94,709,309	$17,055	$16,216	$47,614,556	$44,856,941
The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	Calvert VP SRI Mid Cap Division		Delaware VIP® Small Cap Value Division		Fidelity® VIP Contrafund® Division		Fidelity® VIP Equity-Income Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(44,490)	$(59,861)	$3	$2	$(4,442)	$(4,987)	$547,573	$564,515
Net realized gains (losses)	(146,577)	1,334,496	33	57	62,368	50,253	2,312,864	2,748,595
Change in unrealized gains (losses) on investments	787,474	(2,829,543)	33	(173)	118,994	(306,102)	2,818,334	(7,606,471)
Net increase (decrease) in net assets resulting from operations	596,407	(1,554,908)	69	(114)	176,920	(260,836)	5,678,771	(4,293,361)
Contract Transactions:
Purchase payments received from contract owners	158,778	205,141	—	—	10,013	8,556	467,831	850,856
Net transfers (including fixed account)	(289,899)	15,052	—	—	(5,136)	1,869	(9,366)	93,291
Contract charges	(347)	(417)	—	—	(9)	(9)	(6,627)	(7,210)
Transfers for contract benefits and terminations	(573,810)	(590,371)	(2)	(2)	(235,140)	(56,818)	(6,335,765)	(5,750,561)
Net increase (decrease) in net assets resulting from contract transactions	(705,278)	(370,595)	(2)	(2)	(230,272)	(46,402)	(5,883,927)	(4,813,624)
Net increase (decrease) in net assets	(108,871)	(1,925,503)	67	(116)	(53,352)	(307,238)	(205,156)	(9,106,985)
Net Assets:
Beginning of year	5,934,994	7,860,497	786	902	674,486	981,724	63,533,471	72,640,456
End of year	$5,826,123	$5,934,994	$853	$786	$621,134	$674,486	$63,328,315	$63,533,471

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2020 Division		Fidelity® VIP Freedom 2025 Division		Fidelity® VIP Freedom 2030 Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$67,515	$36,978	$85,704	$50,187	$105,082	$54,269
Net realized gains (losses)	(126,378)	289,146	(223,494)	307,353	(37,438)	551,673
Change in unrealized gains (losses) on investments	438,306	(1,076,717)	803,894	(1,794,862)	916,057	(2,030,431)
Net increase (decrease) in net assets resulting from operations	379,443	(750,593)	666,104	(1,437,322)	983,701	(1,424,489)
Contract Transactions:
Purchase payments received from contract owners	215,691	193,856	535,588	508,715	1,171,307	1,405,995
Net transfers (including fixed account)	(3,104)	382,938	29,982	420,992	1,502,766	(257,135)
Contract charges	(70)	(80)	(10,657)	(13,031)	(3,787)	(3,493)
Transfers for contract benefits and terminations	(1,187,275)	(243,735)	(2,046,086)	(1,387,740)	(1,480,600)	(1,940,067)
Net increase (decrease) in net assets resulting from contract transactions	(974,758)	332,979	(1,491,173)	(471,064)	1,189,686	(794,700)
Net increase (decrease) in net assets	(595,315)	(417,614)	(825,069)	(1,908,386)	2,173,387	(2,219,189)
Net Assets:
Beginning of year	3,950,620	4,368,234	6,369,847	8,278,233	6,617,431	8,836,620
End of year	$3,355,305	$3,950,620	$5,544,778	$6,369,847	$8,790,818	$6,617,431

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	Fidelity® VIP Freedom 2035 Division		Fidelity® VIP Freedom 2040 Division		Fidelity® VIP Freedom 2045 Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$57,512	$24,625	$23,775	$14,625	$17,144	$14,428
Net realized gains (losses)	(3,997)	284,678	34,040	214,198	57,365	230,556
Change in unrealized gains (losses) on investments	937,074	(1,328,398)	706,770	(862,904)	673,290	(873,801)
Net increase (decrease) in net assets resulting from operations	990,589	(1,019,095)	764,585	(634,081)	747,799	(628,817)
Contract Transactions:
Purchase payments received from contract owners	1,713,478	1,231,862	1,453,350	1,081,881	1,174,707	1,019,287
Net transfers (including fixed account)	509,805	1,024,697	835,708	311,271	515,469	222,128
Contract charges	(4,279)	(3,328)	(7,718)	(4,321)	(4,467)	(2,742)
Transfers for contract benefits and terminations	(335,221)	(583,960)	(467,415)	(293,787)	(340,196)	(126,178)
Net increase (decrease) in net assets resulting from contract transactions	1,883,783	1,669,271	1,813,925	1,095,044	1,345,513	1,112,495
Net increase (decrease) in net assets	2,874,372	650,176	2,578,510	460,963	2,093,312	483,678
Net Assets:
Beginning of year	5,368,259	4,718,083	3,499,738	3,038,775	3,548,884	3,065,206
End of year	$8,242,631	$5,368,259	$6,078,248	$3,499,738	$5,642,196	$3,548,884

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2050 Division		Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP FundsManager 50% Division
	2023	2022	2023 (a)	2023 (a)	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$30,517	$31,388	$2,854	$3,777	$808,750	$(32,744)
Net realized gains (losses)	125,598	451,998	1,289	369	(3,291,849)	33,617,724
Change in unrealized gains (losses) on investments	1,469,797	(1,917,851)	24,762	12,851	20,507,143	(70,489,715)
Net increase (decrease) in net assets resulting from operations	1,625,912	(1,434,465)	28,905	16,997	18,024,044	(36,904,735)
Contract Transactions:
Purchase payments received from contract owners	3,498,222	3,038,735	76,247	359,975	133,865	345,055
Net transfers (including fixed account)	73,014	114,006	207,560	24,692	—	—
Contract charges	(10,292)	(8,428)	(51)	(77)	—	—
Transfers for contract benefits and terminations	(1,196,638)	(672,674)	(82)	—	(33,080,178)	(18,927,493)
Net increase (decrease) in net assets resulting from contract transactions	2,364,306	2,471,639	283,674	384,590	(32,946,313)	(18,582,438)
Net increase (decrease) in net assets	3,990,218	1,037,174	312,579	401,587	(14,922,269)	(55,487,173)
Net Assets:
Beginning of year	7,783,968	6,746,794	—	—	185,164,874	240,652,047
End of year	$11,774,186	$7,783,968	$312,579	$401,587	$170,242,605	$185,164,874

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	Fidelity® VIP FundsManager 60% Division		Fidelity® VIP Government Money Market Division		Fidelity® VIP Growth Division		Fidelity® VIP Investment Grade Bond Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$493,311	$(422,482)	$145,824	$20,184	$(889,440)	$(365,580)	$99,996	$93,427
Net realized gains (losses)	(3,363,759)	33,112,296	—	—	8,035,654	10,576,735	(296,334)	277,744
Change in unrealized gains (losses) on investments	22,088,816	(71,591,728)	—	—	25,370,527	(45,048,536)	526,085	(1,575,490)
Net increase (decrease) in net assets resulting from operations	19,218,368	(38,901,914)	145,824	20,184	32,516,741	(34,837,381)	329,747	(1,204,319)
Contract Transactions:
Purchase payments received from contract owners	549,828	1,324,647	146,811	222,688	638,388	803,006	178,259	203,392
Net transfers (including fixed account)	—	—	113,768	649,611	893,704	(512,831)	(427,691)	(253,885)
Contract charges	—	—	—	—	(1,287)	(835)	(2,017)	(2,476)
Transfers for contract benefits and terminations	(27,100,122)	(28,944,025)	(666,973)	(1,737,567)	(11,462,656)	(9,348,245)	(1,223,460)	(581,711)
Net increase (decrease) in net assets resulting from contract transactions	(26,550,294)	(27,619,378)	(406,394)	(865,268)	(9,931,851)	(9,058,905)	(1,474,909)	(634,680)
Net increase (decrease) in net assets	(7,331,926)	(66,521,292)	(260,570)	(845,084)	22,584,890	(43,896,286)	(1,145,162)	(1,838,999)
Net Assets:
Beginning of year	175,394,593	241,915,885	4,103,960	4,949,044	97,058,589	140,954,875	7,090,969	8,929,968
End of year	$168,062,667	$175,394,593	$3,843,390	$4,103,960	$119,643,479	$97,058,589	$5,945,807	$7,090,969

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Division		FTVIPT Templeton Developing Markets VIP Division		FTVIPT Templeton Foreign VIP Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,982)	$(2,877)	$409	$698	$37	$13
Net realized gains (losses)	1,673	32,812	29	2,404	—	—
Change in unrealized gains (losses) on investments	34,505	(114,450)	3,338	(14,732)	231	(31)
Net increase (decrease) in net assets resulting from operations	34,196	(84,515)	3,776	(11,630)	268	(18)
Contract Transactions:
Purchase payments received from contract owners	585	428	—	—	780	570
Net transfers (including fixed account)	(438)	512	—	—	—	—
Contract charges	—	—	—	—	—	—
Transfers for contract benefits and terminations	(184,516)	(30,391)	(3)	(5,632)	(3)	(1)
Net increase (decrease) in net assets resulting from contract transactions	(184,369)	(29,451)	(3)	(5,632)	777	569
Net increase (decrease) in net assets	(150,173)	(113,966)	3,773	(17,262)	1,045	551
Net Assets:
Beginning of year	431,773	545,739	32,485	49,747	1,033	482
End of year	$281,600	$431,773	$36,258	$32,485	$2,078	$1,033

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	Janus Henderson Enterprise Division		LMPVET ClearBridge Variable Appreciation Division		LMPVET ClearBridge Variable Dividend Strategy Division		LMPVET ClearBridge Variable Large Cap Growth Division
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(453)	$(837)	$45	$85	$1,039	$391	$(3,704)	$(3,923)
Net realized gains (losses)	4,688	20,826	1,876	3,140	12,973	10,751	8,002	33,405
Change in unrealized gains (losses) on investments	5,028	(44,968)	7,321	(11,113)	(3,538)	(20,049)	131,842	(215,618)
Net increase (decrease) in net assets resulting from operations	9,263	(24,979)	9,242	(7,888)	10,474	(8,907)	136,140	(186,136)
Contract Transactions:
Purchase payments received from contract owners	—	—	—	—	—	—	14,520	13,849
Net transfers (including fixed account)	(207)	(1,643)	(995)	(1,841)	843	(12,163)	(12,019)	20,285
Contract charges	—	—	—	—	—	—	(10)	(10)
Transfers for contract benefits and terminations	(14,848)	(66,974)	(4)	(3)	(3,493)	(1,172)	(7,247)	(83,146)
Net increase (decrease) in net assets resulting from contract transactions	(15,055)	(68,617)	(999)	(1,844)	(2,650)	(13,335)	(4,756)	(49,022)
Net increase (decrease) in net assets	(5,792)	(93,596)	8,243	(9,732)	7,824	(22,242)	131,384	(235,158)
Net Assets:
Beginning of year	59,641	153,237	50,407	60,139	81,414	103,656	320,759	555,917
End of year	$53,849	$59,641	$58,650	$50,407	$89,238	$81,414	$452,143	$320,759

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Small Cap Growth Division		LMPVIT Western Asset Core Plus Division		Morgan Stanley VIF Global Infrastructure Division
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(313)	$(394)	$13	$6	$539	$811
Net realized gains (losses)	(39)	(1,627)	(1)	(1)	4,943	3,289
Change in unrealized gains (losses) on investments	2,676	(16,333)	10	(78)	(3,972)	(10,020)
Net increase (decrease) in net assets resulting from operations	2,324	(18,354)	22	(73)	1,510	(5,920)
Contract Transactions:
Purchase payments received from contract owners	3,550	3,573	—	—	140	573
Net transfers (including fixed account)	(227)	7,425	—	—	2,187	(4,688)
Contract charges	(4)	(4)	—	—	(11)	(21)
Transfers for contract benefits and terminations	(6)	(24,725)	(2)	(2)	(12,426)	(177)
Net increase (decrease) in net assets resulting from contract transactions	3,313	(13,731)	(2)	(2)	(10,110)	(4,313)
Net increase (decrease) in net assets	5,637	(32,085)	20	(75)	(8,600)	(10,233)
Net Assets:
Beginning of year	29,416	61,501	339	414	55,503	65,736
End of year	$35,053	$29,416	$359	$339	$46,903	$55,503

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2023 and 2022

	PIMCO VIT CommodityRealReturn® Strategy Division		PIMCO VIT Dynamic Bond Division
	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$11,221	$14,110	$239	$84
Net realized gains (losses)	(1,553)	366	(521)	949
Change in unrealized gains (losses) on investments	(17,367)	(18,725)	852	(2,471)
Net increase (decrease) in net assets resulting from operations	(7,699)	(4,249)	570	(1,438)
Contract Transactions:
Purchase payments received from contract owners	80	83	—	—
Net transfers (including fixed account)	1,022	53,124	455	(1,432)
Contract charges	(5)	(11)	(5)	(6)
Transfers for contract benefits and terminations	(3,963)	(2,765)	(2,702)	(5,750)
Net increase (decrease) in net assets resulting from contract transactions	(2,866)	50,431	(2,252)	(7,188)
Net increase (decrease) in net assets	(10,565)	46,182	(1,682)	(8,626)
Net Assets:
Beginning of year	85,063	38,881	11,939	20,565
End of year	$74,498	$85,063	$10,257	$11,939

(a) For the period May 1, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT Emerging Markets Bond Division		TAP 1919 Variable Socially Responsive Balanced Division
	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$555	$753	$19	$(16)
Net realized gains (losses)	(1,018)	(2,995)	372	432
Change in unrealized gains (losses) on investments	1,779	(3,292)	1,175	(2,670)
Net increase (decrease) in net assets resulting from operations	1,316	(5,534)	1,566	(2,254)
Contract Transactions:
Purchase payments received from contract owners	—	—	—	—
Net transfers (including fixed account)	(1)	(11,700)	—	—
Contract charges	(6)	(9)	—	—
Transfers for contract benefits and terminations	(4,094)	(6,936)	(3)	(2)
Net increase (decrease) in net assets resulting from contract transactions	(4,101)	(18,645)	(3)	(2)
Net increase (decrease) in net assets	(2,785)	(24,179)	1,563	(2,256)
Net Assets:
Beginning of year	16,429	40,608	8,167	10,423
End of year	$13,644	$16,429	$9,730	$8,167

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, series or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds")

BlackRock Variable Series Funds, Inc. ("BlackRock")

Brighthouse Funds Trust I ("BHFTI")

Brighthouse Funds Trust II ("BHFTII")

Calvert Variable Series, Inc. ("Calvert")

Delaware VIP Trust ("Delaware VIP")

Fidelity® Variable Insurance Products ("Fidelity VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Janus Aspen Series ("Janus Aspen")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

PIMCO Variable Insurance Trust ("PIMCO VIT")

Trust for Advised Portfolios ("TAP")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

A. Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Contract owner. The following Divisions had net assets as of or during the year ended December 31, 2023:

American Funds® Global Growth Division

American Funds® Global Small Capitalization Division (a)

American Funds® Growth Division

American Funds® Growth-Income Division

American Funds® The Bond Fund of America Division

BHFTI AB Global Dynamic Allocation Division

BHFTI Allspring Mid Cap Value Division

BHFTI American Funds® Balanced Allocation Division (a)

BHFTI American Funds® Growth Allocation Division (a)

BHFTI American Funds® Growth Division

BHFTI American Funds® Moderate Allocation Division (a)

BHFTI BlackRock Global Tactical Strategies Division

BHFTI BlackRock High Yield Division (a)

BHFTI Brighthouse Asset Allocation 100 Division (a)

BHFTI Brighthouse Balanced Plus Division

BHFTI Brighthouse Small Cap Value Division

BHFTI Brighthouse/abrdn Emerging Markets Equity Division (a)

BHFTI Brighthouse/Eaton Vance Floating Rate Division

BHFTI Brighthouse/Franklin Low Duration Total Return Division

BHFTI Brighthouse/Templeton International Bond Division

BHFTI Brighthouse/Wellington Large Cap Research Division (a)

BHFTI CBRE Global Real Estate Division (a)

BHFTI Harris Oakmark International Division (a)

BHFTI Invesco Balanced-Risk Allocation Division

BHFTI Invesco Comstock Division

BHFTI Invesco Global Equity Division (a)

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Continued)

BHFTI Invesco Small Cap Growth Division (a)

BHFTI JPMorgan Core Bond Division

BHFTI JPMorgan Global Active Allocation Division

BHFTI JPMorgan Small Cap Value Division (a)

BHFTI Loomis Sayles Global Allocation Division

BHFTI Loomis Sayles Growth Division (a)

BHFTI MetLife Multi-Index Targeted Risk Division

BHFTI MFS® Research International Division (a)

BHFTI Morgan Stanley Discovery Division (a)

BHFTI PanAgora Global Diversified Risk Division

BHFTI PIMCO Inflation Protected Bond Division (a)

BHFTI PIMCO Total Return Division (a)

BHFTI Schroders Global Multi-Asset Division

BHFTI SSGA Growth and Income ETF Division (a)

BHFTI SSGA Growth ETF Division (a)

BHFTI T. Rowe Price Large Cap Value Division

BHFTI T. Rowe Price Mid Cap Growth Division (a)

BHFTI TCW Core Fixed Income Division

BHFTI Victory Sycamore Mid Cap Value Division (a)

BHFTI Western Asset Management Government Income Division

BHFTII Baillie Gifford International Stock Division (a)

BHFTII BlackRock Bond Income Division (a)

BHFTII BlackRock Capital Appreciation Division (a)

BHFTII BlackRock Ultra-Short Term Bond Division (a)

BHFTII Brighthouse Asset Allocation 20 Division (a)

BHFTII Brighthouse Asset Allocation 40 Division (a)

BHFTII Brighthouse Asset Allocation 60 Division (a)

BHFTII Brighthouse Asset Allocation 80 Division (a)

BHFTII Brighthouse/Artisan Mid Cap Value Division (a)

BHFTII Brighthouse/Dimensional International Small Company Division

BHFTII Brighthouse/Wellington Balanced Division (a)

BHFTII Brighthouse/Wellington Core Equity Opportunities Division (a)

BHFTII Frontier Mid Cap Growth Division (a)

BHFTII Jennison Growth Division (a)

BHFTII Loomis Sayles Small Cap Core Division (a)

BHFTII Loomis Sayles Small Cap Growth Division (a)

BHFTII MetLife Aggregate Bond Index Division (a)

BHFTII MetLife Mid Cap Stock Index Division (a)

BHFTII MetLife MSCI EAFE® Index Division (a)

BHFTII MetLife Russell 2000® Index Division (a)

BHFTII MetLife Stock Index Division (a)

BHFTII MFS® Total Return Division (a)

BHFTII MFS® Value Division (a)

BHFTII Neuberger Berman Genesis Division (a)

BHFTII T. Rowe Price Large Cap Growth Division (a)

BHFTII T. Rowe Price Small Cap Growth Division (a)

BHFTII VanEck Global Natural Resources Division

BHFTII Western Asset Management Strategic Bond Opportunities Division (a)

BHFTII Western Asset Management U.S. Government Division (a)

BlackRock Global Allocation V.I. Division

Calvert VP SRI Balanced Division

Calvert VP SRI Mid Cap Division

Delaware VIP® Small Cap Value Division

Fidelity® VIP Contrafund® Division

Fidelity® VIP Equity-Income Division

Fidelity® VIP Freedom 2020 Division

Fidelity® VIP Freedom 2025 Division

Fidelity® VIP Freedom 2030 Division

Fidelity® VIP Freedom 2035 Division

Fidelity® VIP Freedom 2040 Division

Fidelity® VIP Freedom 2045 Division

Fidelity® VIP Freedom 2050 Division

Fidelity® VIP Freedom 2055 Division (b)

Fidelity® VIP Freedom 2060 Division (b)

Fidelity® VIP FundsManager 50% Division

Fidelity® VIP FundsManager 60% Division

Fidelity® VIP Government Money Market Division

Fidelity® VIP Growth Division

Fidelity® VIP Investment Grade Bond Division

Fidelity® VIP Mid Cap Division

FTVIPT Templeton Developing Markets VIP Division

FTVIPT Templeton Foreign VIP Division

Janus Henderson Enterprise Division

LMPVET ClearBridge Variable Appreciation Division

LMPVET ClearBridge Variable Dividend Strategy Division

LMPVET ClearBridge Variable Large Cap Growth Division

LMPVET ClearBridge Variable Small Cap Growth Division

LMPVIT Western Asset Core Plus Division

Morgan Stanley VIF Global Infrastructure Division

PIMCO VIT CommodityRealReturn® Strategy Division

PIMCO VIT Dynamic Bond Division

PIMCO VIT Emerging Markets Bond Division

TAP 1919 Variable Socially Responsive Balanced Division

(a)  This Division invests in two or more share classes within the underlying portfolio, series or fund of the Trusts.

(b)  This Division began operations during the year ended December 31, 2023.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Concluded)

B. The following Division had no net assets during the year ended December 31, 2023:

BHFTI Brighthouse/Artisan International Division

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division's investment in shares of a fund, series or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The Separate Account's investments in shares of a fund, series or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables and, if any, are shown in net assets from Contracts in payout on the statements of assets and liabilities. The assumed investment return is between 3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts, if any, are included in transfers for Contract benefits and terminations on the statements of changes in net assets of the applicable Divisions.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Purchase Payments

Purchase payments received from Contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as Contract transactions on the statements of changes in net assets of the applicable Divisions.

Net Transfers

Assets transferred by the Contract owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

4.  EXPENSES & CONTRACT CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which are recorded as administrative charges in the accompanying statements of operations of the applicable Divisions:

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each Contract and the Separate Account.

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the insured (the annuitant) may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Optional Death Benefit Rider — For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

Earnings Preservation Benefit — For an additional charge, the Company will provide additional amounts at death to pay expenses that may be due upon the death of the Contract owner, unless the Contract owner is a non-natural person and then the benefit is payable upon the death of the annuitant. This amount may not be sufficient to cover expenses that the Contract owner's heirs may have to pay.

Enhanced Stepped-Up Benefit Rider — For an additional charge, the total death benefit payable may be increased based on the greater of the account balance or highest annual Contract anniversary value in the Contract or the greater of the account balance, annual increase amount or highest annual Contract anniversary value in the Contract.

Preservation and Growth Rider — For an additional charge, the Company will guarantee at a future date the Account Value (adjusted for withdrawals) will not be less than the initial Purchase Payment.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  EXPENSES & CONTRACT CHARGES — (Concluded)

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2023.

Administrative	0.10	% - 0.75%
Mortality and Expense Risk	0.00	% - 2.05%
Optional Death Benefit Rider	0.25%
Earnings Preservation Benefit	0.25%
Enhanced Stepped-Up Benefit Rider	0.10	% - 0.35%
Preservation and Growth Rider	1.15	% - 1.80%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract. The range of the effective rates disclosed above excludes any waivers granted to certain Divisions.

The following optional rider charges paid to the Company are charged at each Contract anniversary date through the redemption of units, which are recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the Contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee the periodic return on the investment for life.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee the periodic return on the investment.

Guaranteed Minimum Income Benefit — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Enhanced Death Benefit — For an additional charge, the amount of the death benefit will be the greater of the account value or the death benefit base.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2023:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50	% - 1.80%
Guaranteed Withdrawal Benefit	0.90%
Guaranteed Minimum Income Benefit	0.50	% - 1.00%
Enhanced Death Benefit	0.60	% - 1.50%
Enhanced Guaranteed Withdrawal Benefit	0.50	% - 0.55%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract.

Separate Account charges referred to in this disclosure are for current charges of the Contracts and can vary among products within the Separate Account. A Contract administrative charge which ranges from $0 to $30 is assessed on an annual basis for Contracts with a value of less than $50,000, which may be waived if the Contract reaches a certain asset size or under certain circumstances. The Company reserves the right to charge a transfer fee ranging from $0 to $25 after twelve transfers are made in a Contract year or, for certain Contracts. Currently, the Company is not charging a transfer fee. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets.

In addition, certain Contracts impose a surrender charge of 0% to 10% if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2023 and 2022.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENT OF INVESTMENTS

	As of December 31, 2023		For the year ended December 31, 2023
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Global Growth Division	5,485	154,258	16,054	15,714
American Funds® Global Small Capitalization Division	17,614,142	349,953,387	8,715,031	38,735,200
American Funds® Growth Division	10,569,703	774,404,628	67,070,552	157,299,344
American Funds® Growth-Income Division	10,923,180	475,790,278	45,033,985	99,494,361
American Funds® The Bond Fund of America Division	6,711,203	72,382,602	8,667,617	8,992,043
BHFTI AB Global Dynamic Allocation Division	78,916,609	823,577,431	22,365,878	113,622,518
BHFTI Allspring Mid Cap Value Division	4,424	50,006	18,956	76,536
BHFTI American Funds® Balanced Allocation Division	68,768,010	632,358,670	67,307,529	86,419,272
BHFTI American Funds® Growth Allocation Division	48,020,157	418,294,336	59,526,692	50,599,803
BHFTI American Funds® Growth Division	25,034,520	236,504,790	39,360,264	54,023,924
BHFTI American Funds® Moderate Allocation Division	63,604,644	583,332,578	49,867,241	82,786,129
BHFTI BlackRock Global Tactical Strategies Division	111,494,772	1,086,337,812	33,307,792	145,462,844
BHFTI BlackRock High Yield Division	30,103	225,494	23,886	44,418
BHFTI Brighthouse Asset Allocation 100 Division	22,178,835	247,269,068	45,582,059	29,600,371
BHFTI Brighthouse Balanced Plus Division	240,758,654	2,483,861,109	69,038,330	322,557,197
BHFTI Brighthouse Small Cap Value Division	1,225,591	17,156,424	2,528,507	2,374,238
BHFTI Brighthouse/abrdn Emerging Markets Equity Division	3,249,758	31,499,069	1,212,700	4,207,004
BHFTI Brighthouse/Eaton Vance Floating Rate Division	1,609,571	16,033,177	2,029,224	4,739,881
BHFTI Brighthouse/Franklin Low Duration Total Return Division	6,048,673	56,538,541	9,748,147	12,166,731
BHFTI Brighthouse/Templeton International Bond Division	425,310	4,210,307	242,218	525,175
BHFTI Brighthouse/Wellington Large Cap Research Division	52,082,800	643,731,503	48,121,745	89,115,359
BHFTI CBRE Global Real Estate Division	12,251,171	141,707,953	7,359,701	16,938,430
BHFTI Harris Oakmark International Division	22,922,130	292,853,386	15,924,180	55,374,065
BHFTI Invesco Balanced-Risk Allocation Division	38,561,193	372,514,937	14,812,549	54,697,450
BHFTI Invesco Comstock Division	1,240	16,688	3,033	512
BHFTI Invesco Global Equity Division	8,916,108	170,478,946	15,514,771	33,718,443
BHFTI Invesco Small Cap Growth Division	6,395,330	67,415,202	2,597,101	6,673,975
BHFTI JPMorgan Core Bond Division	5,563,273	56,809,136	5,466,563	5,872,066
BHFTI JPMorgan Global Active Allocation Division	47,840,091	522,161,364	9,924,436	79,384,406
BHFTI JPMorgan Small Cap Value Division	1,306,116	16,794,362	2,253,853	2,498,598
BHFTI Loomis Sayles Global Allocation Division	5,107,370	74,491,624	4,672,628	13,084,979
BHFTI Loomis Sayles Growth Division	26,098,288	329,099,040	30,585,396	88,603,732
BHFTI MetLife Multi-Index Targeted Risk Division	50,765,544	578,272,220	13,938,507	78,153,980
BHFTI MFS® Research International Division	10,473,803	118,808,376	7,111,608	17,747,365
BHFTI Morgan Stanley Discovery Division	66,577,465	713,635,831	14,930,993	50,266,617
BHFTI PanAgora Global Diversified Risk Division	99,854,720	828,901,072	47,971,075	83,753,809
BHFTI PIMCO Inflation Protected Bond Division	24,986,987	264,635,090	14,615,138	32,652,372
BHFTI PIMCO Total Return Division	49,237,576	567,849,180	32,058,757	51,157,074
BHFTI Schroders Global Multi-Asset Division	38,323,562	441,940,477	9,220,842	71,340,420
BHFTI SSGA Growth and Income ETF Division	45,781,069	486,417,939	13,309,186	62,773,538
BHFTI SSGA Growth ETF Division	10,569,179	113,234,367	9,327,376	13,826,610
BHFTI T. Rowe Price Large Cap Value Division	17,357	473,501	95,203	80,634
BHFTI T. Rowe Price Mid Cap Growth Division	44,064,604	398,662,793	27,997,531	51,300,220
BHFTI TCW Core Fixed Income Division	1,663	16,792	404	1,506
BHFTI Victory Sycamore Mid Cap Value Division	16,820,022	297,444,690	46,210,431	46,797,007
BHFTI Western Asset Management Government Income Division	23,788,610	253,104,337	12,132,240	41,757,054
BHFTII Baillie Gifford International Stock Division	8,682,021	97,020,960	3,818,370	12,795,929
BHFTII BlackRock Bond Income Division	2,791,846	292,977,395	18,173,567	30,708,036
BHFTII BlackRock Capital Appreciation Division	5,090,171	164,760,729	10,827,658	33,677,826
BHFTII BlackRock Ultra-Short Term Bond Division	295,166	29,708,301	7,890,420	12,008,900
BHFTII Brighthouse Asset Allocation 20 Division	19,273,769	205,524,055	16,231,548	40,335,938

(a)  For the period May 1, 2023 to December 31, 2023.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENT OF INVESTMENTS — (Continued)

	As of December 31, 2023		For the year ended December 31, 2023
	Shares	Cost ($)	Cost of Purchases ($)		Proceeds from Sales ($)
BHFTII Brighthouse Asset Allocation 40 Division	60,056,611	644,003,120	55,619,573		93,586,470
BHFTII Brighthouse Asset Allocation 60 Division	223,156,350	2,420,051,416	256,614,215		316,136,940
BHFTII Brighthouse Asset Allocation 80 Division	128,622,171	1,475,781,985	203,196,245		155,477,852
BHFTII Brighthouse/Artisan Mid Cap Value Division	736,731	155,559,497	23,334,438		21,977,368
BHFTII Brighthouse/Dimensional International Small Company Division	456,212	5,459,360	391,745		1,080,524
BHFTII Brighthouse/Wellington Balanced Division	26,622,175	466,234,635	16,030,903		63,289,420
BHFTII Brighthouse/Wellington Core Equity Opportunities Division	14,676,897	427,024,933	56,903,952		54,438,793
BHFTII Frontier Mid Cap Growth Division	16,882,813	449,604,587	2,807,574		45,198,409
BHFTII Jennison Growth Division	15,152,756	209,991,591	14,753,353		45,464,326
BHFTII Loomis Sayles Small Cap Core Division	587,893	130,045,526	9,901,264		19,223,877
BHFTII Loomis Sayles Small Cap Growth Division	4,696,905	52,613,426	1,910,247		6,493,913
BHFTII MetLife Aggregate Bond Index Division	72,467,295	773,512,307	45,318,136		70,369,052
BHFTII MetLife Mid Cap Stock Index Division	25,712,698	394,467,910	40,328,917		53,859,124
BHFTII MetLife MSCI EAFE® Index Division	25,517,612	308,938,280	15,293,803		55,904,399
BHFTII MetLife Russell 2000® Index Division	16,235,017	264,820,569	19,520,959		35,993,766
BHFTII MetLife Stock Index Division	47,680,440	2,000,053,985	246,636,968		403,795,893
BHFTII MFS® Total Return Division	638,691	95,407,828	9,883,873		13,288,796
BHFTII MFS® Value Division	37,565,541	540,725,171	79,641,027		69,545,097
BHFTII Neuberger Berman Genesis Division	13,228,860	228,106,721	24,497,494		29,862,100
BHFTII T. Rowe Price Large Cap Growth Division	26,642,039	520,139,469	15,108,947		91,043,880
BHFTII T. Rowe Price Small Cap Growth Division	19,477,978	353,697,669	18,383,786		45,860,410
BHFTII VanEck Global Natural Resources Division	1,530,719	16,321,014	3,018,753		2,315,541
BHFTII Western Asset Management Strategic Bond Opportunities Division	24,504,644	307,918,839	23,100,143		35,634,261
BHFTII Western Asset Management U.S. Government Division	8,720,330	101,706,821	9,558,370		14,786,172
BlackRock Global Allocation V.I. Division	1,310	19,005	538		1,231
Calvert VP SRI Balanced Division	20,090,537	41,462,830	2,275,649		5,808,284
Calvert VP SRI Mid Cap Division	228,745	6,412,533	159,172		908,934
Delaware VIP® Small Cap Value Division	22	783	41		8
Fidelity® VIP Contrafund® Division	13,264	463,450	37,336		249,496
Fidelity® VIP Equity-Income Division	2,548,423	57,441,805	3,767,972		7,336,675
Fidelity® VIP Freedom 2020 Division	270,590	3,602,469	352,161		1,230,904
Fidelity® VIP Freedom 2025 Division	369,407	5,560,906	1,923,549		3,329,016
Fidelity® VIP Freedom 2030 Division	576,449	8,694,010	3,618,071		2,323,285
Fidelity® VIP Freedom 2035 Division	320,477	8,096,841	2,576,819		623,837
Fidelity® VIP Freedom 2040 Division	245,985	5,811,593	2,510,636		618,996
Fidelity® VIP Freedom 2045 Division	225,870	5,264,682	2,075,339		650,143
Fidelity® VIP Freedom 2050 Division	521,444	11,123,120	3,528,740		999,587
Fidelity® VIP Freedom 2055 Division	24,634	287,840	296,542	(a)	9,594	(a)
Fidelity® VIP Freedom 2060 Division	32,000	388,754	389,691	(a)	928	(a)
Fidelity® VIP FundsManager 50% Division	14,972,964	177,414,866	4,324,896		36,462,460
Fidelity® VIP FundsManager 60% Division	17,326,048	175,504,897	3,958,218		30,015,201
Fidelity® VIP Government Money Market Division	3,843,389	3,843,389	720,827		981,397
Fidelity® VIP Growth Division	1,285,107	83,021,041	6,345,938		12,081,882
Fidelity® VIP Investment Grade Bond Division	532,302	6,797,832	448,409		1,823,318
Fidelity® VIP Mid Cap Division	8,118	262,915	9,280		187,557
FTVIPT Templeton Developing Markets VIP Division	4,406	34,523	743		316
FTVIPT Templeton Foreign VIP Division	146	1,903	828		13
Janus Henderson Enterprise Division	788	51,562	5,781		17,476
LMPVET ClearBridge Variable Appreciation Division	1,011	41,227	2,054		1,479
LMPVET ClearBridge Variable Dividend Strategy Division	4,366	80,984	17,068		6,593

(a)  For the period May 1, 2023 to December 31, 2023.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENT OF INVESTMENTS — (Concluded)

	As of December 31, 2023		For the year ended December 31, 2023
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
LMPVET ClearBridge Variable Large Cap Growth Division	11,693	312,460	17,253	22,256
LMPVET ClearBridge Variable Small Cap Growth Division	1,282	35,289	3,550	549
LMPVIT Western Asset Core Plus Division	73	422	14	2
Morgan Stanley VIF Global Infrastructure Division	7,767	56,673	11,695	13,964
PIMCO VIT CommodityRealReturn® Strategy Division	14,084	109,074	13,565	5,213
PIMCO VIT Dynamic Bond Division	1,183	11,746	845	2,855
PIMCO VIT Emerging Markets Bond Division	1,295	16,052	1,039	4,580
TAP 1919 Variable Socially Responsive Balanced Division	308	8,867	464	83

(a)  For the period May 1, 2023 to December 31, 2023.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS
For the years ended December 31, 2023 and 2022:

	American Funds® Global Growth Division		American Funds® Global Small Capitalization Division		American Funds® Growth Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	20,927	26,203	6,302,361	6,543,370	1,852,516	1,983,543
Units issued and transferred from other funding options	1,491	1,719	2,797,106	698,037	12,356,035 *	155,505
Units redeemed and transferred to other funding options	(3,005)	(6,995)	(3,384,873)	(939,046)	(6,287,112)	(286,532)
Units end of year	19,413	20,927	5,714,594	6,302,361	7,921,439	1,852,516
	BHFTI Allspring Mid Cap Value Division		BHFTI American Funds® Balanced Allocation Division		BHFTI American Funds® Growth Allocation Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	3,075	6,264	32,015,131	35,523,223	18,373,647	20,115,537
Units issued and transferred from other funding options	90	16	4,676,021	1,317,422	5,145,159	974,713
Units redeemed and transferred to other funding options	(1,944)	(3,205)	(8,221,369)	(4,825,514)	(6,679,992)	(2,716,603)
Units end of year	1,221	3,075	28,469,783	32,015,131	16,838,814	18,373,647
	BHFTI BlackRock High Yield Division		BHFTI Brighthouse Asset Allocation 100 Division		BHFTI Brighthouse Balanced Plus Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	27,293	37,764	7,535,971	7,902,518	143,748,307	164,181,154
Units issued and transferred from other funding options	4,335	2,872	4,861,263	503,625	2,838,549	3,830,710
Units redeemed and transferred to other funding options	(3,881)	(13,343)	(5,490,078)	(870,172)	(21,428,133)	(24,263,557)
Units end of year	27,747	27,293	6,907,156	7,535,971	125,158,723	143,748,307
	BHFTI Brighthouse/Franklin Low Duration Total Return Division		BHFTI Brighthouse/Templeton International Bond Division		BHFTI Brighthouse/Wellington Large Cap Research Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	5,611,805	6,579,388	331,156	414,855	6,374,312	7,052,462
Units issued and transferred from other funding options	1,905,068	1,257,726	36,166	18,945	5,259,653 *	227,459
Units redeemed and transferred to other funding options	(2,281,162)	(2,225,309)	(59,660)	(102,644)	(5,840,430)	(905,609)
Units end of year	5,235,711	5,611,805	307,662	331,156	5,793,535	6,374,312

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

(a) For the period May 1, 2023 to December 31, 2023.

	American Funds® Growth-Income Division		American Funds® The Bond Fund of America Division		BHFTI AB Global Dynamic Allocation Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	2,009,212	2,276,122	3,563,015	4,106,274	59,399,619	67,331,765
Units issued and transferred from other funding options	833,057	111,927	1,786,600	432,373	841,266	1,107,277
Units redeemed and transferred to other funding options	(1,097,179)	(378,837)	(1,856,554)	(975,632)	(8,289,754)	(9,039,423)
Units end of year	1,745,090	2,009,212	3,493,061	3,563,015	51,951,131	59,399,619
	BHFTI American Funds® Growth Division		BHFTI American Funds® Moderate Allocation Division		BHFTI BlackRock Global Tactical Strategies Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	7,287,992	7,703,185	33,094,562	37,338,886	77,906,238	88,958,635
Units issued and transferred from other funding options	396,370	1,007,989	4,149,722	723,814	1,519,473	1,230,872
Units redeemed and transferred to other funding options	(1,719,216)	(1,423,182)	(8,332,280)	(4,968,138)	(11,138,037)	(12,283,269)
Units end of year	5,965,146	7,287,992	28,912,004	33,094,562	68,287,674	77,906,238
	BHFTI Brighthouse Small Cap Value Division		BHFTI Brighthouse/abrdn Emerging Markets Equity Division		BHFTI Brighthouse/ Eaton Vance Floating Rate Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	416,977	449,964	2,809,473	2,787,968	1,425,110	1,540,034
Units issued and transferred from other funding options	443,103	56,970	266,949	532,020	201,614	463,534
Units redeemed and transferred to other funding options	(471,596)	(89,957)	(528,380)	(510,515)	(468,503)	(578,458)
Units end of year	388,484	416,977	2,548,042	2,809,473	1,158,221	1,425,110
	BHFTI CBRE Global Real Estate Division		BHFTI Harris Oakmark International Division		BHFTI Invesco Balanced-Risk Allocation Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	6,127,028	6,612,118	9,977,513	11,034,401	255,386,549	271,882,939
Units issued and transferred from other funding options	2,734,027	586,270	4,037,421	1,200,169	14,295,589	36,473,059
Units redeemed and transferred to other funding options	(3,243,268)	(1,071,360)	(5,321,582)	(2,257,057)	(48,409,382)	(52,969,449)
Units end of year	5,617,787	6,127,028	8,693,352	9,977,513	221,272,756	255,386,549

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023 and 2022:

	BHFTI Invesco Comstock Division		BHFTI Invesco Global Equity Division		BHFTI Invesco Small Cap Growth Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	4,010	4,394	12,284,432	12,898,558	1,052,061	1,160,106
Units issued and transferred from other funding options	8	2	10,640,261	1,608,783	528,226	155,219
Units redeemed and transferred to other funding options	(143)	(386)	(11,578,594)	(2,222,909)	(622,612)	(263,264)
Units end of year	3,875	4,010	11,346,099	12,284,432	957,675	1,052,061
	BHFTI Loomis Sayles Global Allocation Division		BHFTI Loomis Sayles Growth Division		BHFTI MetLife Multi-Index Targeted Risk Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	3,039,436	3,349,302	12,622,181	13,754,696	385,763,197	439,723,634
Units issued and transferred from other funding options	982,097	248,488	2,887,135 *	1,130,884	15,897,103	14,246,669
Units redeemed and transferred to other funding options	(1,378,247)	(558,354)	(5,388,596)	(2,263,399)	(64,719,267)	(68,207,106)
Units end of year	2,643,286	3,039,436	10,120,720	12,622,181	336,941,033	385,763,197
	BHFTI PIMCO Inflation Protected Bond Division		BHFTI PIMCO Total Return Division		BHFTI Schroders Global Multi-Asset Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	16,020,300	18,836,529	28,080,302	32,619,518	332,465,034	381,747,388
Units issued and transferred from other funding options	4,425,349	1,742,685	8,335,255	1,736,837	8,983,116	8,921,433
Units redeemed and transferred to other funding options	(5,710,017)	(4,558,914)	(9,921,307)	(6,276,053)	(55,257,580)	(58,203,787)
Units end of year	14,735,632	16,020,300	26,494,250	28,080,302	286,190,570	332,465,034
	BHFTI T. Rowe Price Mid Cap Growth Division		BHFTI TCW Core Fixed Income Division		BHFTI Victory Sycamore Mid Cap Value Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	10,811,320	12,061,669	1,631	4,056	5,395,821	6,175,875
Units issued and transferred from other funding options	5,109,237	874,072	—	—	2,583,600	467,684
Units redeemed and transferred to other funding options	(6,247,221)	(2,124,421)	(139)	(2,425)	(3,177,013)	(1,247,738)
Units end of year	9,673,336	10,811,320	1,492	1,631	4,802,408	5,395,821

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

(a) For the period May 1, 2023 to December 31, 2023.

	BHFTI JPMorgan Core Bond Division		BHFTI JPMorgan Global Active Allocation Division		BHFTI JPMorgan Small Cap Value Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	4,617,391	5,727,534	351,192,454	402,997,702	512,320	600,320
Units issued and transferred from other funding options	835,773	447,793	11,874,733	13,109,612	67,303	70,294
Units redeemed and transferred to other funding options	(958,368)	(1,557,936)	(59,495,131)	(64,914,860)	(114,964)	(158,294)
Units end of year	4,494,796	4,617,391	303,572,056	351,192,454	464,659	512,320
	BHFTI MFS® Research International Division		BHFTI Morgan Stanley Discovery Division		BHFTI PanAgora Global Diversified Risk Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	6,523,996	7,162,727	8,637,553	8,569,702	580,490,601	61,606,271
Units issued and transferred from other funding options	2,886,106	452,567	7,453,271	1,760,524	18,601,459	583,844,080
Units redeemed and transferred to other funding options	(3,582,671)	(1,091,298)	(8,293,699)	(1,692,673)	(86,329,332)	(64,959,750)
Units end of year	5,827,431	6,523,996	7,797,125	8,637,553	512,762,728	580,490,601
	BHFTI SSGA Growth and Income ETF Division		BHFTI SSGA Growth ETF Division		BHFTI T. Rowe Price Large Cap Value Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	23,115,501	26,261,154	4,809,272	5,267,322	12,282	25,963
Units issued and transferred from other funding options	1,790,902	428,403	1,413,108	228,525	734	501
Units redeemed and transferred to other funding options	(4,421,369)	(3,574,056)	(1,888,388)	(686,575)	(993)	(14,182)
Units end of year	20,485,034	23,115,501	4,333,992	4,809,272	12,023	12,282
	BHFTI Western Asset Management Government Income Division		BHFTII Baillie Gifford International Stock Division		BHFTII BlackRock Bond Income Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	24,291,400	27,345,170	4,831,928	5,050,419	5,558,204	6,550,596
Units issued and transferred from other funding options	1,977,842	3,920,075	2,589,736	502,915	2,611,580	331,293
Units redeemed and transferred to other funding options	(5,254,311)	(6,973,845)	(3,048,891)	(721,406)	(3,040,197)	(1,323,685)
Units end of year	21,014,931	24,291,400	4,372,773	4,831,928	5,129,587	5,558,204

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023 and 2022:

	BHFTII BlackRock Capital Appreciation Division		BHFTII BlackRock Ultra-Short Term Bond Division		BHFTII Brighthouse Asset Allocation 20 Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	3,012,995	3,306,153	2,429,057	2,745,802	12,946,063	15,403,578
Units issued and transferred from other funding options	896,475	319,383	1,347,206	912,722	2,104,707	743,019
Units redeemed and transferred to other funding options	(1,232,283)	(612,541)	(839,097)	(1,229,467)	(4,156,166)	(3,200,534)
Units end of year	2,677,187	3,012,995	2,937,166	2,429,057	10,894,604	12,946,063
	BHFTII Brighthouse/Artisan Mid Cap Value Division		BHFTII Brighthouse/ Dimensional International Small Company Division		BHFTII Brighthouse/ Wellington Balanced Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	2,714,978	3,074,537	192,986	217,756	6,409,020	7,106,175
Units issued and transferred from other funding options	1,063,927	139,572	14,567	17,503	5,298,370	237,239
Units redeemed and transferred to other funding options	(1,359,373)	(499,131)	(47,881)	(42,273)	(6,000,437)	(934,394)
Units end of year	2,419,532	2,714,978	159,672	192,986	5,706,953	6,409,020
	BHFTII Loomis Sayles Small Cap Core Division		BHFTII Loomis Sayles Small Cap Growth Division		BHFTII MetLife Aggregate Bond Index Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	2,155,234	2,370,989	1,483,796	1,695,408	42,623,860	48,385,248
Units issued and transferred from other funding options	573,127	89,119	907,127	129,605	16,473,553	3,462,781
Units redeemed and transferred to other funding options	(783,850)	(304,874)	(1,030,463)	(341,217)	(18,704,498)	(9,224,169)
Units end of year	1,944,511	2,155,234	1,360,460	1,483,796	40,392,915	42,623,860
	BHFTII MetLife Stock Index Division		BHFTII MFS® Total Return Division		BHFTII MFS® Value Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	20,639,211	22,605,518	2,070,995	2,306,720	37,064,337	40,856,426
Units issued and transferred from other funding options	13,788,312	1,623,667	961,391	131,862	30,207,688	5,198,920
Units redeemed and transferred to other funding options	(16,238,238)	(3,589,974)	(1,179,567)	(367,587)	(33,261,573)	(8,991,009)
Units end of year	18,189,285	20,639,211	1,852,819	2,070,995	34,010,452	37,064,337

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

(a) For the period May 1, 2023 to December 31, 2023.

	BHFTII Brighthouse Asset Allocation 40 Division		BHFTII Brighthouse Asset Allocation 60 Division		BHFTII Brighthouse Asset Allocation 80 Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	33,365,258	38,513,419	107,112,668	120,826,699	56,005,775	61,203,569
Units issued and transferred from other funding options	5,614,986	959,145	19,322,233	2,111,868	19,490,541	1,379,218
Units redeemed and transferred to other funding options	(9,993,752)	(6,107,306)	(32,200,658)	(15,825,899)	(24,751,254)	(6,577,012)
Units end of year	28,986,492	33,365,258	94,234,243	107,112,668	50,745,062	56,005,775
	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division		BHFTII Frontier Mid Cap Growth Division		BHFTII Jennison Growth Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	5,504,979	6,291,202	4,128,328	4,467,854	8,359,946	9,073,417
Units issued and transferred from other funding options	1,720,491	315,077	3,634,989	137,186	3,982,243	1,629,326
Units redeemed and transferred to other funding options	(2,256,093)	(1,101,300)	(3,999,449)	(476,712)	(5,085,934)	(2,342,797)
Units end of year	4,969,377	5,504,979	3,763,868	4,128,328	7,256,255	8,359,946
	BHFTII MetLife Mid Cap Stock Index Division		BHFTII MetLife MSCI EAFE® Index Division		BHFTII MetLife Russell 2000® Index Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	8,811,906	9,859,099	20,653,524	22,411,515	6,322,259	6,792,038
Units issued and transferred from other funding options	4,669,919	685,368	9,453,281	2,157,771	3,909,865	665,289
Units redeemed and transferred to other funding options	(5,473,608)	(1,732,561)	(11,828,166)	(3,915,762)	(4,382,154)	(1,135,068)
Units end of year	8,008,217	8,811,906	18,278,639	20,653,524	5,849,970	6,322,259
	BHFTII Neuberger Berman Genesis Division		BHFTII T. Rowe Price Large Cap Growth Division		BHFTII T. Rowe Price Small Cap Growth Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	5,363,916	5,912,293	10,967,997	11,647,251	5,959,999	6,652,969
Units issued and transferred from other funding options	2,936,221	259,693	5,662,018	1,593,247	4,119,880	372,499
Units redeemed and transferred to other funding options	(3,438,305)	(808,070)	(7,172,575)	(2,272,501)	(4,658,153)	(1,065,469)
Units end of year	4,861,832	5,363,916	9,457,440	10,967,997	5,421,726	5,959,999

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023 and 2022:

	BHFTII VanEck Global Natural Resources Division		BHFTII Western Asset Management Strategic Bond Opportunities Division		BHFTII Western Asset Management U.S. Government Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	1,245,433	1,734,410	9,126,574	10,455,449	5,660,639	6,670,779
Units issued and transferred from other funding options	296,588	214,392	3,152,255	500,544	2,262,315	989,282
Units redeemed and transferred to other funding options	(267,304)	(703,369)	(4,110,821)	(1,829,419)	(2,634,847)	(1,999,422)
Units end of year	1,274,717	1,245,433	8,168,008	9,126,574	5,288,107	5,660,639
	Delaware VIP® Small Cap Value Division		Fidelity® VIP Contrafund® Division		Fidelity® VIP Equity-Income Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	448	448	52,746	55,851	1,130,142	1,248,036
Units issued and transferred from other funding options	—	—	1,027	946	631,751	49,177
Units redeemed and transferred to other funding options	—	—	(16,768)	(4,051)	(748,399)	(167,071)
Units end of year	448	448	37,005	52,746	1,013,494	1,130,142
	Fidelity® VIP Freedom 2035 Division		Fidelity® VIP Freedom 2040 Division		Fidelity® VIP Freedom 2045 Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	157,298	112,239	97,979	68,494	98,313	68,496
Units issued and transferred from other funding options	241,022	62,302	169,023	42,084	164,805	34,748
Units redeemed and transferred to other funding options	(188,975)	(17,243)	(121,549)	(12,599)	(130,263)	(4,931)
Units end of year	209,345	157,298	145,453	97,979	132,855	98,313
	Fidelity® VIP FundsManager 60% Division		Fidelity® VIP Government Money Market Division		Fidelity® VIP Growth Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	10,734,842	12,336,639	253,220	306,845	563,124	611,993
Units issued and transferred from other funding options	44,108	96,856	510,432	107,208	785,747	9,549
Units redeemed and transferred to other funding options	(1,588,197)	(1,698,653)	(535,430)	(160,833)	(834,524)	(58,418)
Units end of year	9,190,753	10,734,842	228,222	253,220	514,347	563,124

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

(a) For the period May 1, 2023 to December 31, 2023.

	BlackRock Global Allocation V.I. Division		Calvert VP SRI Balanced Division		Calvert VP SRI Mid Cap Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	637	652	812,083	894,700	79,527	84,007
Units issued and transferred from other funding options	5	22	877,478	53,676	85,646	3,594
Units redeemed and transferred to other funding options	(38)	(37)	(941,978)	(136,293)	(94,582)	(8,074)
Units end of year	604	637	747,583	812,083	70,591	79,527
	Fidelity® VIP Freedom 2020 Division		Fidelity® VIP Freedom 2025 Division		Fidelity® VIP Freedom 2030 Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	178,252	163,380	269,214	287,972	265,213	290,180
Units issued and transferred from other funding options	173,753	39,820	296,449	71,718	436,325	120,856
Units redeemed and transferred to other funding options	(215,181)	(24,948)	(355,349)	(90,476)	(388,545)	(145,823)
Units end of year	136,824	178,252	210,314	269,214	312,993	265,213
	Fidelity® VIP Freedom 2050 Division		Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP FundsManager 50% Division
	2023	2022	2023 (a)	2023 (a)	2023	2022
Units beginning of year	213,772	149,456	—	—	11,378,214	12,481,990
Units issued and transferred from other funding options	343,227	90,181	324,660	370,996	11,756	34,015
Units redeemed and transferred to other funding options	(282,522)	(25,865)	(43,410)	(9,420)	(1,940,957)	(1,137,791)
Units end of year	274,477	213,772	281,250	361,576	9,449,013	11,378,214
	Fidelity® VIP Investment Grade Bond Division		Fidelity® VIP Mid Cap Division		FTVIPT Templeton Developing Markets VIP Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	206,147	223,841	41,057	43,732	20,276	24,007
Units issued and transferred from other funding options	268,102	33,209	165	104	—	—
Units redeemed and transferred to other funding options	(309,948)	(50,903)	(17,687)	(2,779)	—	(3,731)
Units end of year	164,301	206,147	23,535	41,057	20,276	20,276

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2023 and 2022:

	FTVIPT Templeton Foreign VIP Division		Janus Henderson Enterprise Division		LMPVET ClearBridge Variable Appreciation Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	262	112	4,078	8,707	4,454	4,610
Units issued and transferred from other funding options	179	150	986	153	87	—
Units redeemed and transferred to other funding options	—	—	(1,910)	(4,782)	(173)	(156)
Units end of year	441	262	3,154	4,078	4,368	4,454
	LMPVIT Western Asset Core Plus Division		Morgan Stanley VIF Global Infrastructure Division		PIMCO VIT CommodityRealReturn® Strategy Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	108	108	3,594	3,851	9,106	4,451
Units issued and transferred from other funding options	—	—	522	99	384	5,261
Units redeemed and transferred to other funding options	—	—	(1,177)	(356)	(694)	(606)
Units end of year	108	108	2,939	3,594	8,796	9,106

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

(a) For the period May 1, 2023 to December 31, 2023.

	LMPVET ClearBridge Variable Dividend Strategy Division		LMPVET ClearBridge Variable Large Cap Growth Division		LMPVET ClearBridge Variable Small Cap Growth Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	36,359	42,161	61,685	71,487	5,200	7,572
Units issued and transferred from other funding options	1,378	—	3,201	6,186	819	1,901
Units redeemed and transferred to other funding options	(2,523)	(5,802)	(3,782)	(15,988)	(222)	(4,273)
Units end of year	35,214	36,359	61,104	61,685	5,797	5,200
	PIMCO VIT Dynamic Bond Division		PIMCO VIT Emerging Markets Bond Division		TAP 1919 Variable Socially Responsive Balanced Division
	2023	2022	2023	2022	2023	2022
Units beginning of year	1,184	1,880	1,675	3,430	1,085	1,085
Units issued and transferred from other funding options	220	12	390	96	—	—
Units redeemed and transferred to other funding options	(442)	(708)	(795)	(1,851)	—	—
Units end of year	962	1,184	1,270	1,675	1,085	1,085

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, series, or portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2023:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global	2023	19,413	9.45	183,419	0.90	0.90	21.51
Growth Division	2022	20,927	7.78	162,720	0.61	0.90	(25.41)
	2021	26,203	10.43	273,167	0.33	0.90	15.38
	2020	31,184	9.04	281,770	0.35	0.90	29.29
	2019	34,762	6.99	242,935	1.14	0.90	34.06
American Funds® Global	2023	5,714,594	5.30 - 65.87	308,247,050	0.26	0.50 - 2.50	5.15 - 15.42
Small Capitalization Division	2022	6,302,361	4.63 - 57.13	297,344,865	—	0.50 - 2.50	(31.29) - (30.01)
	2021	6,543,370	6.68 - 81.70	443,145,956	—	0.50 - 2.50	4.10 - 6.05
	2020	7,379,440	6.36 - 77.12	474,942,195	0.17	0.50 - 2.50	26.51 - 28.88
	2019	8,707,173	4.98 - 59.90	437,123,606	0.15	0.50 - 2.50	28.27 - 30.67
American Funds® Growth	2023	7,921,439	3.87 - 880.99	1,037,944,764	0.36	0.50 - 2.35	11.94 - 37.45
Division[4]	2022	1,852,516	2.84 - 692.89	873,280,583	0.31	0.50 - 2.35	(31.56) - (30.46)
	2021	1,983,543	4.12 - 996.38	1,359,475,833	0.21	0.50 - 2.35	19.16 - 21.08
	2020	2,243,998	3.43 - 822.93	1,297,004,971	0.32	0.50 - 2.35	48.54 - 50.94
	2019	2,560,095	2.30 - 545.20	1,023,148,092	0.73	0.50 - 2.35	27.74 - 29.80
American Funds®	2023	1,745,090	34.91 - 490.16	636,821,332	1.34	0.50 - 2.35	10.79 - 25.20
Growth-Income Division	2022	2,009,212	28.12 - 391.51	590,162,234	1.24	0.50 - 2.35	(18.43) - (17.12)
	2021	2,276,122	34.22 - 472.35	808,908,049	1.10	0.50 - 2.35	21.21 - 23.17
	2020	2,655,428	28.02 - 383.50	766,106,526	1.35	0.50 - 2.35	10.90 - 12.69
	2019	2,980,149	25.08 - 340.30	767,275,578	1.62	0.50 - 2.35	23.21 - 25.19
American Funds® The Bond	2023	3,493,061	1.05 - 22.62	63,085,209	3.44	0.50 - 2.10	2.76 - 4.88
Fund of America Division	2022	3,563,015	1.01 - 21.68	62,514,765	2.81	0.50 - 2.10	(14.39) - (13.14)
	2021	4,106,274	1.17 - 24.96	83,591,263	1.40	0.50 - 2.10	(2.38) - (0.95)
	2020	4,240,005	1.19 - 25.20	87,818,399	2.17	0.50 - 2.10	7.45 - 9.02
	2019	4,042,100	1.09 - 23.11	77,224,066	2.59	0.50 - 2.10	7.09 - 8.65
BHFTI AB Global Dynamic	2023	51,951,131	13.25 - 15.04	769,436,900	2.82	1.10 - 2.10	9.33 - 10.42
Allocation Division	2022	59,399,619	12.12 - 13.62	797,530,989	4.28	1.10 - 2.10	(22.08) - (21.30)
	2021	67,331,765	15.55 - 17.30	1,149,682,505	0.22	1.10 - 2.10	7.01 - 8.08
	2020	78,219,417	14.53 - 16.01	1,236,443,892	1.77	1.10 - 2.10	3.88 - 4.92
	2019	89,425,360	13.99 - 15.26	1,348,392,149	3.46	1.10 - 2.10	15.62 - 16.78
BHFTI Allspring Mid Cap	2023	1,221	38.01 - 41.94	49,531	1.27	1.10 - 1.60	7.29 - 7.83
Value Division	2022	3,075	35.42 - 38.89	114,557	0.49	1.10 - 1.60	(6.47) - (6.00)
	2021	6,264	37.87 - 41.38	248,627	0.63	1.10 - 1.60	26.90 - 27.54
	2020	7,353	29.85 - 32.44	229,968	0.89	1.10 - 1.60	1.08 - 1.59
	2019	11,942	29.53 - 31.93	368,958	0.66	1.10 - 1.60	33.38 - 34.05
BHFTI American Funds®	2023	28,469,783	2.12 - 24.39	600,346,077	2.31	0.50 - 2.10	6.69 - 15.97
Balanced Allocation Division	2022	32,015,131	1.84 - 21.03	587,177,966	1.41	0.50 - 2.10	(18.49) - (17.07)
	2021	35,523,223	2.24 - 25.36	792,659,669	1.18	0.50 - 2.10	9.81 - 11.82
	2020	40,375,709	2.03 - 22.68	813,811,656	1.72	0.50 - 2.10	13.16 - 15.09
	2019	45,337,707	1.77 - 19.71	800,925,855	1.80	0.50 - 2.10	17.04 - 19.11

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI American Funds®	2023	16,838,814	2.40 - 27.02	401,931,668	2.07	0.50 - 2.15	7.86 - 19.68
Growth Allocation Division	2022	18,373,647	2.02 - 22.58	369,378,870	1.07	0.50 - 2.15	(20.25) - (18.93)
	2021	20,115,537	2.51 - 27.85	502,935,505	0.81	0.50 - 2.15	13.44 - 15.33
	2020	21,672,182	2.20 - 24.15	473,694,389	1.56	0.50 - 2.15	14.43 - 16.34
	2019	23,820,328	1.90 - 20.76	451,501,018	1.68	0.50 - 2.15	21.01 - 23.02
BHFTI American Funds®	2023	5,965,146	4.33 - 44.35	251,346,531	1.57	0.95 - 2.25	34.93 - 36.69
Growth Division	2022	7,287,992	3.17 - 32.45	225,213,085	0.55	0.95 - 2.25	(31.71) - (30.82)
	2021	7,703,185	4.59 - 46.90	344,916,945	—	0.95 - 2.25	18.92 - 20.47
	2020	10,039,904	3.82 - 38.93	374,416,489	0.84	0.95 - 2.25	48.25 - 50.20
	2019	13,396,429	2.55 - 25.92	333,656,449	0.44	0.95 - 2.25	27.44 - 29.11
BHFTI American Funds®	2023	28,912,004	1.86 - 20.93	537,459,449	2.62	0.50 - 2.10	5.60 - 12.35
Moderate Allocation Division	2022	33,094,562	1.67 - 18.63	551,584,025	1.73	0.50 - 2.10	(16.40) - (15.05)
	2021	37,338,886	2.08 - 21.93	738,578,220	1.54	0.50 - 2.10	7.36 - 9.09
	2020	42,632,501	1.91 - 20.11	778,574,010	1.89	0.50 - 2.10	10.64 - 12.43
	2019	48,048,192	1.71 - 17.88	786,219,704	1.98	0.50 - 2.10	13.74 - 15.58
BHFTI BlackRock Global	2023	68,287,674	13.15 - 14.92	1,003,452,900	3.22	1.10 - 2.10	10.97 - 12.08
Tactical Strategies Division	2022	77,906,238	11.85 - 13.32	1,022,437,228	2.31	1.10 - 2.10	(20.57) - (19.77)
	2021	88,958,635	14.92 - 16.60	1,456,631,240	1.36	1.10 - 2.10	7.51 - 8.59
	2020	103,549,645	13.87 - 15.28	1,562,480,869	1.58	1.10 - 2.10	2.14 - 3.17
	2019	117,923,351	13.58 - 14.82	1,726,223,549	0.19	1.10 - 2.10	18.12 - 19.31
BHFTI BlackRock High Yield	2023	27,747	4.04 - 38.15	219,520	5.51	0.90 - 1.60	11.28 - 12.40
Division	2022	27,293	3.60 - 34.11	225,153	5.30	0.90 - 1.60	(11.75) - (10.97)
	2021	37,764	4.05 - 38.46	374,224	4.04	0.90 - 1.60	3.51 - 4.59
	2020	48,501	3.89 - 36.97	449,845	5.34	0.90 - 1.60	5.80 - 6.79
	2019	45,780	3.65 - 34.77	449,626	5.89	0.90 - 1.60	13.03 - 14.02
BHFTI Brighthouse Asset	2023	6,907,156	3.25 - 59.42	227,412,659	2.83	0.50 - 2.00	7.38 - 20.21
Allocation 100 Division	2022	7,535,971	2.71 - 49.73	208,742,838	1.45	0.50 - 2.00	(21.73) - (20.55)
	2021	7,902,518	3.43 - 62.92	278,055,934	1.20	0.50 - 2.00	15.79 - 17.54
	2020	8,453,543	2.93 - 53.89	254,598,524	1.26	0.50 - 2.00	16.55 - 18.32
	2019	9,271,704	2.49 - 45.81	237,520,246	1.63	0.50 - 2.05	24.90 - 26.85
BHFTI Brighthouse Balanced	2023	125,158,723	14.89 - 17.00	2,094,600,250	3.18	1.10 - 2.15	6.92 - 8.05
Plus Division	2022	143,748,307	13.92 - 15.74	2,228,950,822	2.44	1.10 - 2.15	(23.47) - (22.66)
	2021	164,181,154	18.19 - 20.35	3,294,483,428	2.32	1.10 - 2.15	5.26 - 6.37
	2020	189,208,847	17.28 - 19.13	3,572,331,763	2.35	1.10 - 2.15	10.12 - 11.29
	2019	212,617,604	15.69 - 17.19	3,610,425,443	2.03	1.10 - 2.15	20.94 - 22.21
BHFTI Brighthouse Small Cap	2023	388,484	4.69 - 51.10	16,962,134	1.00	0.50 - 1.55	12.20 - 13.38
Value Division	2022	416,977	4.15 - 45.07	16,182,500	0.61	0.50 - 1.55	(14.43) - (13.53)
	2021	449,964	4.82 - 52.11	20,325,098	0.83	0.50 - 1.55	29.74 - 31.11
	2020	492,592	3.69 - 39.75	17,064,278	1.34	0.50 - 1.55	(2.11) - (1.07)
	2019	507,130	3.74 - 40.18	17,894,741	0.89	0.50 - 1.60	26.73 - 28.13
BHFTI Brighthouse/abrdn	2023	2,548,042	1.25 - 11.89	28,403,260	1.01	0.90 - 2.25	4.11 - 5.72
Emerging Markets Equity	2022	2,809,473	1.19 - 11.27	29,791,833	0.73	0.90 - 2.25	(27.46) - (26.24)
Division	2021	2,787,968	1.61 - 15.34	40,417,620	0.17	0.90 - 2.25	(7.18) - (5.66)
	2020	3,047,927	1.70 - 16.31	47,234,562	2.07	0.90 - 2.25	24.46 - 26.53
	2019	3,782,564	1.35 - 12.93	46,669,817	1.65	0.90 - 2.25	18.06 - 19.90

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse/Eaton	2023	1,158,221	12.49 - 14.12	15,822,033	5.46	1.10 - 2.00	8.60 - 9.58
Vance Floating Rate Division	2022	1,425,110	11.50 - 12.89	17,729,471	3.52	1.10 - 2.00	(3.55) - (2.68)
	2021	1,540,034	11.92 - 13.24	19,666,389	3.17	1.10 - 2.00	1.45 - 2.37
	2020	1,594,088	11.75 - 12.94	19,938,279	4.67	1.10 - 2.00	0.04 - 0.94
	2019	2,151,505	11.69 - 12.81	26,783,935	4.58	1.10 - 2.05	4.86 - 5.86
BHFTI Brighthouse/Franklin	2023	5,235,711	9.01 - 11.11	52,865,324	3.46	0.50 - 2.15	2.85 - 5.07
Low Duration Total Return	2022	5,611,805	8.87 - 10.57	54,277,970	2.72	0.50 - 2.00	(6.62) - (5.21)
Division	2021	6,579,388	9.50 - 11.15	67,677,469	1.86	0.50 - 2.00	(1.70) - (0.22)
	2020	6,584,220	9.66 - 11.17	68,394,975	3.39	0.50 - 2.00	0.10 - 1.61
	2019	7,151,707	9.65 - 11.00	73,642,877	3.32	0.50 - 2.00	2.56 - 4.11
BHFTI Brighthouse/Templeton	2023	307,662	9.89 - 11.04	3,262,095	—	0.95 - 1.70	1.77 - 2.53
International Bond Division	2022	331,156	9.72 - 10.77	3,433,306	—	0.95 - 1.70	(6.24) - (5.53)
	2021	414,855	10.36 - 11.40	4,563,951	—	0.95 - 1.70	(6.61) - (5.91)
	2020	421,632	10.71 - 12.11	4,944,012	6.25	0.95 - 2.00	(7.78) - (6.80)
	2019	432,512	11.62 - 13.00	5,449,838	8.38	0.95 - 2.00	(0.84) - 0.21
BHFTI	2023	5,793,535	4.10 - 346.11	716,711,558	0.80	0.00 - 2.30	9.66 - 25.84
Brighthouse/Wellington Large	2022	6,374,312	3.30 - 697.93	644,887,319	0.70	0.00 - 2.50	(21.14) - (18.96)
Cap Research Division[4]	2021	7,052,462	4.12 - 861.21	889,105,237	0.84	0.00 - 2.50	21.13 - 24.48
	2020	7,965,776	3.34 - 691.83	805,727,887	1.11	0.00 - 2.50	19.31 - 22.37
	2019	8,991,065	2.76 - 565.38	741,294,779	1.12	0.00 - 2.50	28.77 - 32.17
BHFTI CBRE Global Real	2023	5,617,787	2.48 - 26.84	128,621,436	2.49	0.50 - 2.25	10.23 - 12.24
Estate Division	2022	6,127,028	2.22 - 23.93	126,167,563	4.12	0.50 - 2.25	(26.66) - (25.20)
	2021	6,612,118	2.99 - 32.07	183,528,774	2.89	0.50 - 2.25	31.43 - 33.83
	2020	7,956,916	2.24 - 23.97	166,520,792	4.52	0.50 - 2.25	(7.14) - (5.40)
	2019	8,161,374	2.38 - 25.37	182,528,745	3.08	0.50 - 2.25	22.03 - 24.29
BHFTI Harris Oakmark	2023	8,693,352	3.36 - 40.20	292,864,684	1.94	0.50 - 2.25	1.08 - 18.36
International Division	2022	9,977,513	2.85 - 33.96	286,002,102	2.20	0.50 - 2.25	(17.87) - (16.42)
	2021	11,034,401	3.43 - 40.64	379,548,585	0.65	0.50 - 2.25	6.03 - 7.96
	2020	13,069,949	3.19 - 37.66	418,249,872	3.30	0.50 - 2.25	2.77 - 4.68
	2019	13,819,826	3.06 - 36.01	425,579,613	2.21	0.50 - 2.25	21.75 - 24.03
BHFTI Invesco Balanced-Risk	2023	221,272,756	1.29 - 1.42	311,960,017	3.32	1.15 - 2.00	4.34 - 5.22
Allocation Division	2022	255,386,549	1.23 - 1.35	342,320,387	6.17	1.15 - 2.00	(14.14) - (13.41)
	2021	271,882,939	1.44 - 1.56	420,943,457	3.04	1.15 - 2.00	7.52 - 8.44
	2020	305,812,256	1.34 - 1.44	436,657,575	5.45	1.15 - 2.00	7.95 - 8.87
	2019	351,901,497	1.24 - 13.34	461,843,455	—	1.10 - 2.00	13.00 - 14.02
BHFTI Invesco Comstock	2023	3,875	2.26 - 31.99	15,663	1.93	0.90 - 1.35	10.71 - 11.21
Division	2022	4,010	2.03 - 30.20	14,227	1.77	0.90 - 1.35	(0.71) - (0.26)
	2021	4,394	2.04 - 30.34	17,943	1.03	0.90 - 1.35	31.40 - 31.99
	2020	6,488	1.54 - 23.03	54,656	2.16	0.90 - 1.35	(1.84) - (1.40)
	2019	6,188	1.56 - 23.40	57,870	2.13	0.90 - 1.35	23.28 - 23.84
BHFTI Invesco Global Equity	2023	11,346,099	2.13 - 76.99	211,964,050	0.24	0.00 - 2.15	9.56 - 34.99
Division	2022	12,284,432	1.60 - 57.03	183,035,203	—	0.00 - 2.15	(33.26) - (31.70)
	2021	12,898,558	2.36 - 66.07	286,660,569	0.06	0.50 - 2.25	12.90 - 15.01
	2020	13,483,627	2.07 - 57.62	281,517,566	0.77	0.50 - 2.15	24.93 - 27.09
	2019	15,182,482	1.63 - 45.47	261,214,721	0.91	0.50 - 2.15	28.83 - 31.06

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Invesco Small Cap	2023	957,675	4.48 - 54.14	43,157,321	—	0.50 - 2.25	4.74 - 11.34
Growth Division	2022	1,052,061	4.06 - 48.62	42,465,874	—	0.50 - 2.25	(36.59) - (35.47)
	2021	1,160,106	6.34 - 75.35	73,101,402	—	0.50 - 2.25	4.55 - 6.40
	2020	1,205,933	6.01 - 70.81	71,253,289	—	0.50 - 2.15	53.58 - 55.98
	2019	1,335,510	3.89 - 45.40	51,053,864	—	0.50 - 2.15	21.80 - 23.79
BHFTI JPMorgan Core Bond	2023	4,494,796	9.91 - 11.42	50,347,571	2.80	1.10 - 2.00	3.63 - 4.56
Division	2022	4,617,391	9.50 - 10.93	49,423,341	2.45	1.10 - 2.00	(14.59) - (13.82)
	2021	5,727,534	11.05 - 12.69	71,214,221	2.31	1.10 - 2.00	(3.41) - (2.54)
	2020	5,908,327	11.14 - 13.02	75,426,695	3.23	1.10 - 2.00	5.75 - 6.71
	2019	6,207,730	10.49 - 12.21	74,354,984	4.54	1.10 - 2.05	6.02 - 7.03
BHFTI JPMorgan Global	2023	303,572,056	1.47 - 16.31	487,968,893	1.74	1.10 - 2.00	8.32 - 9.30
Active Allocation Division	2022	351,192,454	1.35 - 14.92	516,956,283	2.48	1.10 - 2.05	(19.22) - (18.45)
	2021	402,997,702	1.67 - 18.29	727,927,972	0.49	1.10 - 2.05	7.41 - 8.44
	2020	462,254,239	1.55 - 16.87	770,639,003	2.30	1.10 - 2.05	9.94 - 11.00
	2019	534,476,737	1.41 - 15.20	803,699,960	2.74	1.10 - 2.05	14.54 - 15.63
BHFTI JPMorgan Small Cap	2023	464,659	3.56 - 32.74	14,459,353	1.14	0.90 - 2.05	10.65 - 12.20
Value Division	2022	512,320	3.17 - 29.31	14,322,001	0.86	0.90 - 2.05	(15.25) - (13.99)
	2021	600,320	3.69 - 34.26	19,297,008	0.96	0.90 - 2.05	30.05 - 31.82
	2020	768,068	2.80 - 26.10	18,968,277	1.20	0.90 - 2.00	4.01 - 5.39
	2019	808,325	2.65 - 24.86	18,936,921	1.09	0.90 - 2.05	16.73 - 18.46
BHFTI Loomis Sayles Global	2023	2,643,286	2.55 - 30.96	76,304,013	—	0.50 - 2.05	8.98 - 21.60
Allocation Division	2022	3,039,436	2.11 - 25.62	72,766,561	—	0.50 - 2.00	(24.82) - (23.68)
	2021	3,349,302	2.79 - 33.77	105,733,405	0.83	0.50 - 2.00	12.00 - 13.69
	2020	3,759,111	2.47 - 29.88	105,220,386	0.69	0.50 - 2.00	12.51 - 14.21
	2019	4,334,728	2.18 - 26.32	107,109,800	1.49	0.50 - 2.05	24.94 - 26.89
BHFTI Loomis Sayles Growth	2023	10,120,720	3.21 - 716.12	384,789,586	—	0.50 - 2.25	9.14 - 51.09
Division[4]	2022	12,622,181	2.14 - 494.57	315,672,632	—	0.50 - 2.25	(29.60) - (28.33)
	2021	13,754,696	3.01 - 690.34	480,887,272	0.03	0.50 - 2.25	15.64 - 17.89
	2020	16,516,881	2.57 - 586.63	486,587,823	0.65	0.50 - 2.25	29.28 - 31.68
	2019	21,007,586	1.97 - 445.88	467,060,137	0.84	0.50 - 2.25	20.82 - 23.03
BHFTI MetLife Multi-Index	2023	336,941,033	1.40 - 15.67	520,854,431	2.29	0.90 - 2.10	11.46 - 12.81
Targeted Risk Division	2022	385,763,197	1.26 - 13.92	530,165,527	1.80	0.90 - 2.10	(22.73) - (21.80)
	2021	439,723,634	1.63 - 17.83	774,902,087	1.76	0.90 - 2.10	7.44 - 8.73
	2020	511,620,263	1.51 - 16.43	831,657,042	2.19	0.90 - 2.10	4.34 - 5.60
	2019	572,965,706	1.45 - 15.59	884,702,376	2.14	0.90 - 2.10	19.18 - 20.62
BHFTI MFS® Research	2023	5,827,431	2.31 - 27.78	125,706,164	1.57	0.50 - 2.15	2.58 - 12.26
International Division	2022	6,523,996	2.08 - 24.75	125,419,892	1.89	0.50 - 2.15	(19.20) - (17.98)
	2021	7,162,727	2.56 - 30.18	168,979,566	1.01	0.50 - 2.15	9.42 - 11.16
	2020	8,036,159	2.32 - 27.15	172,621,221	2.31	0.50 - 2.15	10.65 - 12.45
	2019	8,765,910	2.08 - 24.14	168,375,370	1.41	0.50 - 2.15	25.74 - 27.67
BHFTI Morgan Stanley	2023	7,797,125	4.04 - 50.75	342,073,216	—	0.50 - 2.25	12.99 - 40.16
Discovery Division	2022	8,637,553	2.91 - 36.21	271,897,111	—	0.50 - 2.25	(63.36) - (62.71)
	2021	8,569,702	7.86 - 97.09	729,134,205	—	0.50 - 2.25	(12.77) - (11.22)
	2020	9,587,827	8.93 - 109.37	920,192,712	—	0.50 - 2.25	147.48 - 151.85
	2019	11,049,927	3.58 - 43.43	423,750,247	—	0.50 - 2.25	37.01 - 39.43

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI PanAgora Global	2023	512,762,728	1.06 - 11.70	588,144,274	7.73	1.10 - 2.00	2.64 - 3.57
Diversified Risk Division	2022	580,490,601	1.04 - 11.29	643,605,338	16.96	1.10 - 2.00	(27.13) - (26.47)
	2021	61,606,271	1.42 - 1.52	92,948,445	—	1.15 - 2.00	4.29 - 5.18
	2020	67,636,602	1.36 - 1.44	97,068,610	3.14	1.15 - 2.00	9.63 - 10.57
	2019	64,915,547	1.24 - 1.31	84,293,104	3.24	1.15 - 2.00	19.58 - 20.60
BHFTI PIMCO Inflation	2023	14,735,632	1.12 - 19.08	235,419,293	2.12	0.50 - 2.15	1.18 - 3.07
Protected Bond Division	2022	16,020,300	1.09 - 18.51	250,254,578	6.26	0.50 - 2.15	(13.75) - (12.17)
	2021	18,836,529	1.24 - 21.07	337,008,189	0.73	0.50 - 2.15	3.18 - 4.93
	2020	19,226,114	1.18 - 20.08	330,502,638	2.68	0.50 - 2.15	9.16 - 11.13
	2019	20,971,534	1.07 - 18.07	327,258,585	3.41	0.50 - 2.15	5.97 - 7.79
BHFTI PIMCO Total Return	2023	26,494,250	1.79 - 21.75	479,885,083	2.93	0.50 - 2.25	3.42 - 5.54
Division	2022	28,080,302	1.71 - 20.61	485,365,597	2.96	0.50 - 2.25	(16.46) - (14.89)
	2021	32,619,518	2.03 - 24.24	667,326,755	1.84	0.50 - 2.25	(3.59) - (1.77)
	2020	34,236,760	2.09 - 24.71	715,365,209	3.69	0.50 - 2.25	6.09 - 8.12
	2019	36,674,056	1.95 - 22.89	715,395,370	2.93	0.50 - 2.25	6.05 - 7.98
BHFTI Schroders Global	2023	286,190,570	1.38 - 15.51	436,505,327	1.90	0.90 - 2.10	12.64 - 13.99
Multi-Asset Division	2022	332,465,034	1.22 - 13.63	446,173,171	1.40	0.90 - 2.10	(21.83) - (20.89)
	2021	381,747,388	1.56 - 17.27	649,441,142	0.32	0.90 - 2.10	9.11 - 10.42
	2020	455,182,622	1.43 - 15.67	703,341,582	1.77	0.90 - 2.10	(0.02) - 1.19
	2019	524,050,033	1.43 - 15.51	802,843,446	1.47	0.90 - 2.10	18.97 - 20.40
BHFTI SSGA Growth and	2023	20,485,034	18.84 - 24.78	452,336,743	2.32	0.60 - 2.10	5.19 - 13.29
Income ETF Division	2022	23,115,501	16.88 - 21.87	453,319,661	3.01	0.60 - 2.10	(17.13) - (15.88)
	2021	26,261,154	20.37 - 26.00	616,034,159	1.77	0.60 - 2.10	11.02 - 12.70
	2020	30,781,265	18.35 - 23.43	644,690,157	2.68	0.50 - 2.10	7.54 - 9.28
	2019	35,242,960	17.06 - 21.44	680,226,971	2.33	0.50 - 2.10	17.12 - 19.01
BHFTI SSGA Growth ETF	2023	4,333,992	20.48 - 27.43	104,238,016	1.88	0.50 - 2.10	5.54 - 15.18
Division	2022	4,809,272	18.07 - 23.82	101,146,274	2.77	0.50 - 2.10	(17.62) - (16.29)
	2021	5,267,322	21.93 - 28.45	133,226,796	1.45	0.50 - 2.10	15.16 - 17.02
	2020	6,011,201	19.05 - 24.32	130,804,692	2.42	0.50 - 2.10	8.44 - 10.20
	2019	6,956,479	17.56 - 22.07	138,322,296	1.97	0.50 - 2.10	19.90 - 21.83
BHFTI T. Rowe Price Large	2023	12,023	16.34 - 152.61	450,574	1.86	0.90 - 1.60	7.91 - 8.66
Cap Value Division	2022	12,282	15.03 - 140.73	469,865	1.87	0.90 - 1.60	(6.65) - (6.00)
	2021	25,963	15.99 - 150.00	731,476	1.81	0.90 - 1.60	23.98 - 24.85
	2020	28,681	12.81 - 120.39	685,939	3.00	0.90 - 1.60	1.23 - 1.95
	2019	33,084	12.57 - 118.33	725,942	1.95	0.90 - 1.60	24.51 - 25.38
BHFTI T. Rowe Price Mid Cap	2023	9,673,336	3.65 - 66.63	361,476,588	—	0.50 - 2.25	7.99 - 19.25
Growth Division	2022	10,811,320	3.09 - 56.00	340,891,490	—	0.50 - 2.25	(24.25) - (22.92)
	2021	12,061,669	4.04 - 72.79	496,061,829	—	0.50 - 2.25	12.42 - 14.41
	2020	13,981,484	3.56 - 63.81	505,414,544	0.08	0.50 - 2.25	21.15 - 23.30
	2019	16,418,378	2.91 - 51.83	484,527,095	0.08	0.50 - 2.25	28.15 - 30.41
BHFTI TCW Core Fixed Income	2023	1,492	9.82 - 9.95	14,806	2.81	1.20 - 1.35	4.19 - 4.35
Division	2022	1,631	9.42 - 9.53	15,515	0.91	1.20 - 1.35	(15.52) - (15.39)
	2021	4,056	11.16 - 11.27	45,391	1.34	1.20 - 1.35	(2.66) - (2.52)
	2020	4,573	11.46 - 11.56	52,557	3.20	1.20 - 1.35	7.67 - 7.83
	2019	22,517	10.64 - 10.77	240,520	3.06	1.10 - 1.35	6.94 - 7.20

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Victory Sycamore Mid	2023	4,802,408	6.54 - 80.95	319,864,438	1.52	0.50 - 2.25	7.30 - 9.39
Cap Value Division	2022	5,395,821	6.03 - 74.00	331,206,446	1.73	0.50 - 2.25	(4.86) - (3.18)
	2021	6,175,875	6.28 - 76.43	394,481,911	1.17	0.50 - 2.25	28.87 - 31.14
	2020	7,196,575	4.83 - 58.28	351,800,764	1.51	0.50 - 2.25	5.24 - 7.10
	2019	7,872,022	4.55 - 54.42	361,807,709	1.16	0.50 - 2.25	26.12 - 28.34
BHFTI Western Asset	2023	21,014,931	9.29 - 10.48	217,903,615	2.65	1.15 - 2.10	2.22 - 3.20
Management Government	2022	24,291,400	9.09 - 10.16	244,217,321	2.27	1.15 - 2.10	(16.45) - (15.65)
Income Division	2021	27,345,170	10.88 - 12.04	326,125,318	2.14	1.15 - 2.10	(4.01) - (3.09)
	2020	32,375,503	11.33 - 12.42	398,349,977	2.38	1.15 - 2.10	5.43 - 6.44
	2019	32,564,019	10.75 - 11.67	376,497,264	2.73	1.15 - 2.10	5.26 - 6.26
BHFTII Baillie Gifford	2023	4,372,773	2.11 - 26.23	90,110,394	1.21	0.95 - 2.10	2.79 - 17.47
International Stock Division	2022	4,831,928	1.81 - 22.33	85,003,047	1.02	0.95 - 2.10	(30.22) - (29.27)
	2021	5,050,419	2.57 - 31.57	126,145,494	0.86	0.95 - 2.10	(2.97) - (1.69)
	2020	5,562,590	2.62 - 32.11	140,886,997	1.90	0.95 - 2.10	23.73 - 25.38
	2019	6,117,346	2.10 - 25.61	123,603,248	1.23	0.95 - 2.15	29.75 - 31.57
BHFTII BlackRock Bond	2023	5,129,587	6.80 - 86.77	253,716,879	2.98	0.50 - 2.25	2.32 - 5.16
Income Division	2022	5,558,204	6.51 - 82.59	260,026,298	2.75	0.50 - 2.25	(16.26) - (14.70)
	2021	6,550,596	7.69 - 96.92	361,431,935	2.62	0.50 - 2.25	(2.90) - (1.08)
	2020	7,023,787	7.83 - 98.08	389,186,999	3.39	0.50 - 2.25	5.92 - 7.89
	2019	7,472,189	7.31 - 90.99	384,830,691	3.61	0.50 - 2.25	7.12 - 9.12
BHFTII BlackRock Capital	2023	2,677,187	13.06 - 156.15	168,460,568	—	0.50 - 2.25	12.71 - 48.65
Appreciation Division	2022	3,012,995	8.85 - 105.16	133,568,070	—	0.50 - 2.25	(39.14) - (38.01)
	2021	3,306,153	14.38 - 169.80	234,988,229	—	0.50 - 2.25	18.19 - 20.42
	2020	3,762,727	12.02 - 141.17	230,129,341	—	0.50 - 2.25	37.18 - 39.75
	2019	4,262,514	8.66 - 101.12	192,688,204	0.02	0.50 - 2.25	29.57 - 31.99
BHFTII BlackRock	2023	2,937,166	2.38 - 25.55	30,782,687	1.50	0.90 - 2.15	1.98 - 4.11
Ultra-Short Term Bond	2022	2,429,057	2.29 - 24.61	33,824,637	—	0.90 - 2.15	(0.87) - 0.54
Division	2021	2,745,802	2.29 - 24.56	37,400,746	0.10	0.90 - 2.00	(2.42) - (1.09)
	2020	3,242,202	2.33 - 24.90	47,474,049	1.72	0.90 - 2.00	(1.80) - (0.47)
	2019	3,255,640	2.35 - 25.09	44,981,636	1.60	0.90 - 2.00	(0.14) - 1.21
BHFTII Brighthouse Asset	2023	10,894,604	1.79 - 19.27	182,236,915	3.51	0.50 - 2.15	3.82 - 7.29
Allocation 20 Division	2022	12,946,063	1.67 - 17.96	203,222,616	3.12	0.50 - 2.15	(14.54) - (13.12)
	2021	15,403,578	1.93 - 20.67	280,143,828	2.99	0.50 - 2.15	1.48 - 3.17
	2020	17,601,429	1.88 - 20.04	311,462,767	2.81	0.50 - 2.15	7.18 - 8.97
	2019	19,652,658	1.73 - 18.39	321,894,499	2.18	0.50 - 2.25	9.25 - 11.18
BHFTII Brighthouse Asset	2023	28,986,492	2.13 - 22.92	572,822,157	3.49	0.50 - 2.15	4.66 - 9.97
Allocation 40 Division	2022	33,365,258	1.94 - 20.84	603,366,834	2.60	0.50 - 2.15	(15.67) - (14.27)
	2021	38,513,419	2.27 - 24.31	818,808,370	2.68	0.50 - 2.15	5.14 - 6.89
	2020	43,790,060	2.14 - 22.74	875,065,802	2.69	0.50 - 2.15	8.67 - 10.48
	2019	49,796,769	1.94 - 20.58	908,735,683	2.19	0.50 - 2.15	13.14 - 15.02
BHFTII Brighthouse Asset	2023	94,234,243	2.50 - 26.95	2,196,814,212	3.14	0.50 - 2.15	5.53 - 13.03
Allocation 60 Division	2022	107,112,668	2.22 - 23.84	2,227,101,315	2.15	0.50 - 2.15	(17.13) - (15.75)
	2021	120,826,699	2.65 - 28.30	3,004,188,035	2.12	0.50 - 2.15	8.55 - 10.35
	2020	138,788,939	2.41 - 25.65	3,132,220,695	2.21	0.50 - 2.15	11.42 - 13.28
	2019	157,596,785	2.13 - 22.64	3,165,966,352	1.96	0.50 - 2.15	16.88 - 18.83

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Brighthouse Asset	2023	50,745,062	2.87 - 30.95	1,363,001,239	3.05	0.50 - 2.15	6.44 - 16.71
Allocation 80 Division	2022	56,005,775	2.47 - 26.52	1,298,523,579	1.81	0.50 - 2.15	(19.71) - (18.38)
	2021	61,203,569	3.04 - 32.49	1,751,110,118	1.69	0.50 - 2.15	12.27 - 14.14
	2020	68,356,199	2.67 - 28.47	1,722,419,271	1.84	0.50 - 2.15	14.11 - 16.01
	2019	76,334,895	2.31 - 24.54	1,670,394,964	1.77	0.50 - 2.15	21.10 - 23.11
BHFTII Brighthouse/Artisan	2023	2,419,532	8.40 - 100.15	154,888,390	0.72	0.50 - 2.05	9.00 - 17.65
Mid Cap Value Division	2022	2,714,978	7.18 - 85.13	149,107,149	0.81	0.50 - 2.05	(14.60) - (13.27)
	2021	3,074,537	8.33 - 98.15	195,847,200	0.83	0.50 - 2.15	24.02 - 25.96
	2020	3,488,897	6.65 - 77.92	178,298,975	0.84	0.50 - 2.05	3.82 - 5.45
	2019	3,807,667	6.35 - 73.90	186,211,530	0.62	0.50 - 2.25	20.69 - 22.82
BHFTII	2023	159,672	25.28 - 29.20	4,552,947	2.33	1.10 - 2.05	11.22 - 12.28
Brighthouse/Dimensional	2022	192,986	22.73 - 26.01	4,901,771	2.34	1.10 - 2.05	(19.37) - (18.60)
International Small Company	2021	217,756	28.19 - 31.95	6,805,165	1.53	1.10 - 2.05	11.55 - 12.61
Division	2020	256,198	25.27 - 28.37	7,124,915	2.53	1.10 - 2.05	6.58 - 7.60
	2019	299,239	23.71 - 26.37	7,739,398	1.03	1.10 - 2.05	20.54 - 21.69
BHFTII	2023	5,706,953	2.10 - 129.95	479,030,995	2.14	0.90 - 2.15	7.08 - 17.05
Brighthouse/Wellington	2022	6,409,020	1.80 - 111.07	461,892,147	1.69	0.90 - 2.15	(19.02) - (17.82)
Balanced Division	2021	7,106,175	2.20 - 135.22	629,816,680	1.81	0.90 - 2.15	11.44 - 13.00
	2020	7,735,328	1.96 - 119.71	610,629,506	2.19	0.90 - 2.15	15.03 - 16.67
	2019	8,451,244	1.69 - 102.66	574,717,552	2.18	0.90 - 2.15	20.24 - 21.89
BHFTII	2023	4,969,377	11.27 - 134.39	411,040,218	1.27	0.50 - 2.25	4.83 - 6.97
Brighthouse/Wellington Core	2022	5,504,979	10.61 - 125.78	429,404,884	1.28	0.50 - 2.25	(7.41) - (5.69)
Equity Opportunities Division	2021	6,291,202	11.33 - 133.49	531,319,660	1.25	0.50 - 2.25	21.35 - 23.62
	2020	7,259,472	9.23 - 108.10	503,780,671	1.44	0.50 - 2.25	8.50 - 10.55
	2019	8,239,874	8.40 - 97.90	520,632,824	1.45	0.50 - 2.25	27.74 - 30.09
BHFTII Frontier Mid Cap	2023	3,763,868	15.87 - 166.26	407,902,206	—	0.90 - 2.25	5.85 - 16.89
Growth Division	2022	4,128,328	13.58 - 142.23	384,728,789	—	0.90 - 2.25	(29.93) - (28.82)
	2021	4,467,854	19.09 - 199.82	586,525,681	—	0.90 - 2.25	11.84 - 13.60
	2020	4,933,281	16.82 - 175.90	572,542,548	—	0.90 - 2.25	28.45 - 30.46
	2019	5,529,994	12.90 - 134.83	494,555,658	—	0.90 - 2.25	29.88 - 31.88
BHFTII Jennison Growth	2023	7,256,255	2.69 - 71.61	209,302,202	—	0.50 - 2.25	12.73 - 52.10
Division	2022	8,359,946	1.78 - 47.17	160,933,782	—	0.50 - 2.25	(40.38) - (39.33)
	2021	9,073,417	2.95 - 77.89	287,427,814	—	0.50 - 2.25	14.31 - 16.33
	2020	10,579,883	2.55 - 67.11	289,505,068	0.06	0.50 - 2.25	52.89 - 55.59
	2019	11,874,095	1.65 - 43.21	211,338,418	0.26	0.50 - 2.25	29.55 - 31.83
BHFTII Loomis Sayles Small	2023	1,944,511	10.90 - 130.91	126,813,424	0.07	0.50 - 2.25	7.37 - 16.60
Cap Core Division	2022	2,155,234	9.41 - 112.28	122,718,093	—	0.50 - 2.25	(17.16) - (15.70)
	2021	2,370,989	11.23 - 133.19	163,685,620	0.03	0.50 - 2.25	18.94 - 21.04
	2020	2,707,781	9.33 - 110.04	156,522,639	0.04	0.50 - 2.25	9.29 - 11.23
	2019	3,029,622	8.44 - 98.93	157,396,600	0.01	0.50 - 2.25	22.44 - 24.60
BHFTII Loomis Sayles Small	2023	1,360,460	3.36 - 43.57	44,754,633	—	0.50 - 2.10	4.16 - 10.99
Cap Growth Division	2022	1,483,796	3.05 - 39.30	44,445,112	—	0.50 - 2.10	(24.70) - (23.48)
	2021	1,695,408	4.03 - 51.50	64,952,389	—	0.50 - 2.15	7.46 - 9.19
	2020	1,855,495	3.72 - 47.26	66,012,877	—	0.50 - 2.15	31.25 - 33.37
	2019	2,127,099	2.81 - 35.51	57,340,292	—	0.50 - 2.10	23.88 - 25.88

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Aggregate	2023	40,392,915	1.62 - 20.06	677,079,190	2.72	0.50 - 2.25	2.59 - 4.62
Bond Index Division	2022	42,623,860	1.56 - 19.20	687,832,716	2.63	0.50 - 2.25	(15.24) - (13.65)
	2021	48,385,248	1.83 - 22.26	910,569,466	2.40	0.50 - 2.25	(4.39) - (2.56)
	2020	48,820,793	1.89 - 22.87	949,536,445	2.67	0.50 - 2.25	4.63 - 6.52
	2019	51,794,175	1.79 - 21.48	952,097,631	3.03	0.50 - 2.25	5.93 - 7.93
BHFTII MetLife Mid Cap	2023	8,008,217	5.17 - 63.10	426,347,826	1.16	0.50 - 2.15	8.48 - 15.19
Stock Index Division	2022	8,811,906	4.52 - 54.78	409,884,025	0.93	0.50 - 2.15	(15.24) - (13.87)
	2021	9,859,099	5.30 - 63.60	534,359,988	0.94	0.50 - 2.25	21.31 - 23.45
	2020	11,467,060	4.33 - 51.52	506,052,707	1.31	0.50 - 2.25	10.63 - 12.59
	2019	12,674,256	3.88 - 45.76	500,876,128	1.21	0.50 - 2.25	22.77 - 24.94
BHFTII MetLife MSCI EAFE®	2023	18,278,639	1.97 - 27.82	372,407,269	2.36	0.50 - 2.15	4.94 - 17.05
Index Division	2022	20,653,524	1.69 - 23.82	361,694,860	3.54	0.50 - 2.15	(16.42) - (15.07)
	2021	22,411,515	2.01 - 28.11	465,174,812	1.63	0.50 - 2.25	8.02 - 9.93
	2020	24,590,517	1.85 - 25.63	466,904,304	3.06	0.50 - 2.25	5.18 - 7.04
	2019	25,852,531	1.74 - 23.99	460,668,541	2.54	0.50 - 2.25	18.85 - 20.94
BHFTII MetLife Russell 2000®	2023	5,849,970	4.55 - 56.35	276,319,115	1.20	0.50 - 2.25	9.80 - 15.93
Index Division	2022	6,322,259	3.96 - 48.61	259,507,834	0.90	0.50 - 2.25	(22.20) - (20.83)
	2021	6,792,038	5.04 - 61.40	353,923,752	0.88	0.50 - 2.25	11.69 - 13.66
	2020	7,531,805	4.47 - 54.02	346,715,527	1.25	0.50 - 2.25	16.69 - 18.75
	2019	8,484,812	3.80 - 45.49	330,807,385	1.03	0.50 - 2.25	22.52 - 24.68
BHFTII MetLife Stock Index	2023	18,189,285	14.97 - 199.28	2,819,061,401	1.33	0.50 - 2.25	8.75 - 25.13
Division	2022	20,639,211	12.08 - 159.42	2,574,589,262	1.19	0.50 - 2.25	(20.32) - (18.82)
	2021	22,605,518	15.02 - 196.61	3,495,089,897	1.45	0.50 - 2.25	25.19 - 27.53
	2020	25,861,616	11.89 - 154.32	3,154,806,376	1.82	0.50 - 2.25	15.20 - 17.34
	2019	29,028,565	10.23 - 131.63	3,037,442,351	2.05	0.50 - 2.25	27.89 - 30.30
BHFTII MFS® Total Return	2023	1,852,819	1.74 - 128.44	95,299,894	2.07	0.50 - 1.85	6.36 - 9.59
Division	2022	2,070,995	1.60 - 117.21	96,428,667	1.65	0.50 - 1.85	(11.52) - (10.32)
	2021	2,306,720	1.79 - 130.69	120,981,417	1.73	0.50 - 1.85	11.85 - 13.37
	2020	2,535,226	1.58 - 115.28	117,745,426	2.30	0.50 - 2.00	7.31 - 8.94
	2019	2,894,622	1.46 - 105.82	123,762,477	2.23	0.50 - 2.15	17.52 - 19.47
BHFTII MFS® Value Division	2023	34,010,452	2.39 - 46.88	514,394,760	1.70	0.00 - 2.15	5.67 - 7.97
	2022	37,064,337	2.24 - 43.95	536,663,808	1.52	0.00 - 2.15	(8.12) - (6.10)
	2021	40,856,426	2.41 - 47.38	663,945,304	1.41	0.50 - 2.15	22.73 - 24.73
	2020	45,919,271	1.95 - 38.23	627,751,137	1.81	0.50 - 2.25	1.43 - 3.29
	2019	47,345,124	1.90 - 37.29	665,585,348	1.75	0.50 - 2.25	26.96 - 29.29
BHFTII Neuberger Berman	2023	4,861,832	2.54 - 60.73	239,269,608	0.06	0.50 - 2.10	5.83 - 14.63
Genesis Division	2022	5,363,916	4.62 - 52.98	232,034,093	—	0.50 - 2.10	(20.94) - (19.72)
	2021	5,912,293	5.79 - 66.00	320,936,546	0.04	0.50 - 2.15	15.69 - 17.53
	2020	6,733,229	4.95 - 56.16	311,591,184	0.08	0.50 - 2.15	22.28 - 24.14
	2019	7,645,037	4.01 - 45.24	287,729,651	0.12	0.50 - 2.15	26.73 - 28.76
BHFTII T. Rowe Price Large	2023	9,457,440	3.40 - 71.88	533,304,465	—	0.50 - 2.25	10.63 - 45.80
Cap Growth Division	2022	10,967,997	2.35 - 49.30	423,605,252	—	0.50 - 2.25	(41.99) - (40.96)
	2021	11,647,251	4.00 - 83.51	769,206,460	—	0.50 - 2.25	17.28 - 19.35
	2020	13,310,314	3.38 - 69.97	738,162,692	0.09	0.50 - 2.25	33.59 - 35.96
	2019	15,477,657	2.50 - 51.46	629,369,388	0.26	0.50 - 2.25	27.68 - 29.94

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII T. Rowe Price Small	2023	5,421,726	6.59 - 78.45	358,856,338	0.03	0.50 - 2.15	8.34 - 20.67
Cap Growth Division	2022	5,959,999	5.50 - 65.01	328,540,226	0.10	0.50 - 2.25	(24.07) - (22.73)
	2021	6,652,969	7.16 - 84.14	476,701,925	0.02	0.50 - 2.25	8.88 - 10.80
	2020	7,569,000	6.50 - 75.93	491,278,222	0.10	0.50 - 2.25	21.28 - 23.42
	2019	8,620,361	5.30 - 61.52	455,812,251	0.02	0.50 - 2.25	29.88 - 32.17
BHFTII VanEck Global	2023	1,274,717	13.19 - 14.45	18,077,756	2.83	1.10 - 1.70	(5.26) - (4.69)
Natural Resources Division	2022	1,245,433	13.93 - 15.16	18,554,027	2.38	1.10 - 1.70	6.16 - 6.80
	2021	1,734,410	13.12 - 14.20	24,223,570	0.98	1.10 - 1.70	16.51 - 17.21
	2020	2,324,890	10.86 - 12.11	27,733,915	1.24	1.10 - 2.00	18.77 - 19.85
	2019	2,701,656	9.09 - 10.11	26,913,827	0.34	1.10 - 2.05	10.07 - 11.12
BHFTII Western Asset	2023	8,168,008	1.14 - 43.07	266,841,085	6.44	0.50 - 2.25	5.10 - 8.67
Management Strategic Bond	2022	9,126,574	1.05 - 39.63	273,191,553	5.86	0.50 - 2.25	(18.78) - (17.34)
Opportunities Division	2021	10,455,449	1.28 - 47.95	381,592,675	3.61	0.50 - 2.25	0.33 - 2.10
	2020	11,354,141	1.26 - 46.96	408,706,045	5.77	0.50 - 2.15	4.39 - 6.08
	2019	12,363,002	1.20 - 44.27	422,719,703	4.75	0.50 - 2.15	11.86 - 13.66
BHFTII Western Asset	2023	5,288,107	1.87 - 22.31	91,560,733	2.13	0.50 - 2.00	2.47 - 4.07
Management U.S. Government	2022	5,660,639	1.81 - 21.44	94,709,309	2.09	0.50 - 2.15	(11.05) - (9.62)
Division	2021	6,670,779	2.01 - 23.72	123,805,731	2.50	0.50 - 2.15	(3.71) - (2.26)
	2020	7,382,234	2.07 - 24.27	139,252,019	2.82	0.50 - 2.15	2.77 - 4.39
	2019	7,078,457	2.00 - 23.25	130,271,257	2.56	0.50 - 2.15	3.63 - 5.25
BlackRock Global Allocation	2023	604	26.91 - 28.30	17,055	2.54	1.35 - 1.60	10.71 - 10.99
V.I. Division	2022	637	24.31 - 25.50	16,216	—	1.35 - 1.60	(17.40) - (17.20)
	2021	652	29.43 - 32.22	20,050	0.67	1.10 - 1.60	4.73 - 5.25
	2020	4,081	28.10 - 30.61	118,145	1.31	1.10 - 1.60	18.79 - 19.38
	2019	4,191	23.66 - 25.64	102,023	1.30	1.10 - 1.60	15.89 - 16.47
Calvert VP SRI Balanced	2023	747,583	51.34 - 69.02	47,614,556	1.59	0.50 - 1.45	7.26 - 16.24
Division	2022	812,083	44.59 - 59.38	44,856,941	1.17	0.50 - 1.45	(16.63) - (15.83)
	2021	894,700	53.48 - 70.93	59,231,523	1.15	0.50 - 1.45	13.46 - 14.54
	2020	954,567	47.13 - 62.39	55,610,315	1.51	0.50 - 1.45	13.60 - 14.68
	2019	1,030,290	40.38 - 54.81	52,926,119	1.57	0.50 - 1.55	22.49 - 23.78
Calvert VP SRI Mid Cap	2023	70,591	82.53	5,826,123	0.19	0.95	5.55 - 10.59
Division	2022	79,527	74.63	5,934,994	—	0.95	(20.24)
	2021	84,007	93.57	7,860,497	0.19	0.95	13.95
	2020	92,109	82.12	7,563,766	0.42	0.95	11.19
	2019	109,291	73.85	8,071,600	0.45	0.95	30.13
Delaware VIP® Small Cap	2023	448	1.90	853	0.95	0.90	8.47
Value Division	2022	448	1.75	786	0.83	0.90	(12.88)
	2021	448	2.01	902	0.83	0.90	33.21
	2020	448	1.51	677	1.35	0.90	(2.78)
	2019	448	1.55	697	2.01	0.90	26.99
Fidelity® VIP Contrafund®	2023	37,005	15.81 - 17.00	621,134	0.23	0.90 - 1.15	31.60 - 31.93
Division	2022	52,746	12.01 - 12.89	674,486	0.26	0.90 - 1.15	(27.33) - (27.15)
	2021	55,851	16.53 - 17.69	981,724	0.03	0.90 - 1.15	26.05 - 26.37
	2020	61,965	13.12 - 14.00	860,110	0.08	0.90 - 1.15	28.74 - 29.06
	2019	66,654	10.19 - 10.84	717,804	0.22	0.90 - 1.15	29.77 - 30.10

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP	2023	1,013,494	15.95 - 135.05	63,328,315	1.89	0.95 - 1.35	7.01 - 9.61
Equity-Income Division	2022	1,130,142	14.61 - 123.21	63,533,471	1.86	0.95 - 1.35	(6.23) - (5.85)
	2021	1,248,036	15.59 - 130.86	72,640,456	1.88	0.95 - 1.35	23.22 - 23.72
	2020	1,351,903	12.65 - 105.77	63,502,205	1.78	0.95 - 1.35	5.26 - 13.76
	2019	1,544,624	12.02 - 100.08	67,252,015	1.89	0.95 - 1.35	25.73 - 26.24
Fidelity® VIP Freedom 2020	2023	136,824	23.56 - 25.12	3,355,305	2.79	0.90 - 1.25	4.54 - 11.22
Division	2022	178,252	21.26 - 22.59	3,950,620	1.94	0.90 - 1.25	(17.00) - (16.72)
	2021	163,380	25.62 - 27.12	4,368,234	0.83	0.90 - 1.25	7.91 - 8.28
	2020	175,053	23.74 - 25.05	4,340,434	1.25	0.90 - 1.25	13.30 - 13.69
	2019	135,554	20.95 - 22.03	2,956,078	2.17	0.90 - 1.25	18.40 - 18.80
Fidelity® VIP Freedom 2025	2023	210,314	24.84 - 27.52	5,544,778	2.52	0.90 - 1.45	4.81 - 12.31
Division	2022	269,214	22.23 - 24.51	6,369,847	1.79	0.90 - 1.45	(17.84) - (17.38)
	2021	287,972	27.75 - 29.66	8,278,233	0.89	0.90 - 1.30	9.12 - 9.56
	2020	270,297	25.43 - 27.08	7,124,363	1.39	0.90 - 1.30	14.18 - 14.64
	2019	158,625	22.46 - 23.62	3,657,061	2.24	0.90 - 1.25	8.00 - 20.42
Fidelity® VIP Freedom 2030	2023	312,993	26.18 - 31.27	8,790,818	2.41	0.50 - 1.45	5.28 - 13.89
Division	2022	265,213	23.83 - 27.46	6,617,431	1.84	0.50 - 1.30	(18.16) - (17.50)
	2021	290,180	29.12 - 33.28	8,836,620	0.97	0.50 - 1.30	10.62 - 11.51
	2020	232,863	26.32 - 29.84	6,430,259	1.11	0.50 - 1.30	15.13 - 16.06
	2019	178,878	23.03 - 24.25	4,308,863	1.87	0.90 - 1.25	8.63 - 23.00
Fidelity® VIP Freedom 2035	2023	209,345	37.44 - 42.44	8,242,631	1.97	0.60 - 1.45	5.90 - 15.83
Division	2022	157,298	32.60 - 34.94	5,368,259	1.60	0.95 - 1.45	(19.07) - (18.66)
	2021	112,239	40.28 - 42.96	4,718,083	1.08	0.95 - 1.45	13.52 - 14.09
	2020	56,150	35.49 - 37.65	2,068,090	1.18	0.95 - 1.45	16.25 - 16.84
	2019	15,788	31.21 - 32.22	499,141	2.87	0.95 - 1.25	8.77 - 25.93
Fidelity® VIP Freedom 2040	2023	145,453	39.83 - 45.47	6,078,248	1.56	0.50 - 1.40	6.63 - 18.02
Division	2022	97,979	34.52 - 38.53	3,499,738	1.51	0.50 - 1.30	(19.46) - (18.82)
	2021	68,494	42.86 - 47.46	3,038,775	0.89	0.50 - 1.30	15.98 - 16.91
	2020	49,758	36.96 - 40.60	1,912,754	0.83	0.50 - 1.30	17.45 - 18.40
	2019	39,636	31.47 - 34.29	1,297,820	2.04	0.50 - 1.30	9.54 - 27.08
Fidelity® VIP Freedom 2045	2023	132,855	40.48 - 43.28	5,642,196	1.44	0.95 - 1.40	6.82 - 18.06
Division	2022	98,313	34.92 - 36.66	3,548,884	1.52	0.95 - 1.30	(19.51) - (19.22)
	2021	68,496	43.38 - 45.38	3,065,206	0.79	0.95 - 1.30	16.01 - 16.43
	2020	48,514	37.39 - 38.98	1,866,574	0.98	0.95 - 1.30	17.42 - 17.84
	2019	26,012	32.04 - 33.08	851,015	2.46	0.95 - 1.25	9.66 - 27.05
Fidelity® VIP Freedom 2050	2023	274,477	40.87 - 50.23	11,774,186	1.37	0.00 - 1.40	6.84 - 19.19
Division	2022	213,772	34.53 - 42.14	7,783,968	1.51	0.00 - 1.45	(19.64) - (18.47)
	2021	149,456	42.97 - 48.50	6,746,794	0.83	0.50 - 1.45	15.82 - 16.93
	2020	104,593	37.10 - 41.48	4,073,510	1.06	0.50 - 1.45	17.28 - 18.40
	2019	41,247	31.63 - 33.56	1,369,729	2.34	0.90 - 1.45	9.43 - 27.07
Fidelity® VIP Freedom 2055 Division (Commenced 5/1/2023)	2023	281,250	1.11	312,579	3.20	0.95 - 1.40	6.79 - 11.37
Fidelity® VIP Freedom 2060 Division (Commenced 5/1/2023)	2023	361,576	1.11	401,587	4.22	0.90 - 1.30	6.87 - 11.44

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP FundsManager	2023	9,449,013	17.74 - 18.21	170,242,605	2.41	1.90 - 2.05	10.68 - 10.84
50% Division	2022	11,378,214	16.02 - 16.43	185,164,874	1.94	1.90 - 2.05	(15.68) - (15.55)
	2021	12,481,990	19.00 - 19.46	240,652,047	1.12	1.90 - 2.05	7.79 - 7.95
	2020	13,833,224	17.63 - 18.03	247,253,463	1.13	1.90 - 2.05	11.66 - 11.83
	2019	15,805,863	15.79 - 16.12	252,823,113	1.61	1.90 - 2.05	15.50 - 15.67
Fidelity® VIP FundsManager	2023	9,190,753	17.85 - 22.45	168,062,667	2.24	0.70 - 2.10	11.81 - 13.38
60% Division	2022	10,734,842	15.97 - 19.80	175,394,593	1.73	0.70 - 2.10	(16.82) - (15.65)
	2021	12,336,639	19.20 - 23.48	241,915,885	1.09	0.70 - 2.10	10.01 - 11.56
	2020	13,649,023	17.45 - 21.04	242,924,543	1.05	0.70 - 2.10	12.73 - 14.32
	2019	15,189,665	15.48 - 15.97	239,540,942	1.49	1.85 - 2.10	17.98 - 18.28
Fidelity® VIP Government	2023	228,222	16.84	3,843,390	4.77	0.95	1.45 - 3.91
Money Market Division	2022	253,220	16.21	4,103,960	1.36	0.95	0.49
	2021	306,845	16.13	4,949,044	0.01	0.95	(0.93)
	2020	366,357	16.28	5,964,444	0.33	0.95	(0.63)
	2019	330,518	16.38	5,414,916	1.99	0.95	1.06
Fidelity® VIP Growth	2023	514,347	232.61	119,643,479	0.13	0.95	10.79 - 34.96
Division	2022	563,124	172.36	97,058,589	0.62	0.95	(25.17) - (17.38)
	2021	611,993	230.32	140,954,875	—	0.95	22.06
	2020	663,454	188.70	125,194,940	0.08	0.95	42.54
	2019	744,359	132.39	98,544,772	0.25	0.95	33.05
Fidelity® VIP Investment	2023	164,301	36.19	5,945,807	2.46	0.95	3.01 - 5.21
Grade Bond Division	2022	206,147	34.40	7,090,969	2.15	0.95	(13.78) - (12.15)
	2021	223,841	39.89	8,929,968	2.02	0.95	(1.54)
	2020	235,580	40.52	9,545,422	1.76	0.95	8.36
	2019	240,865	37.39	9,006,440	2.66	0.95	8.63
Fidelity® VIP Mid Cap	2023	23,535	11.97	281,600	0.31	0.90	13.78
Division	2022	41,057	10.52	431,773	0.27	0.90	(15.73)
	2021	43,732	12.48	545,739	0.36	0.90	24.18
	2020	47,935	10.05	481,692	0.40	0.90	16.81
	2019	51,631	8.60	444,178	0.66	0.90	22.07
FTVIPT Templeton Developing	2023	20,276	1.79	36,258	2.07	0.90	11.62
Markets VIP Division	2022	20,276	1.60	32,485	2.66	0.90	(22.68)
	2021	24,007	2.07	49,747	0.88	0.90	(6.58)
	2020	24,767	2.22	54,938	4.12	0.90	16.13
	2019	24,767	1.91	47,307	1.06	0.90	25.56
FTVIPT Templeton Foreign	2023	441	4.72	2,078	3.13	0.90	19.68
VIP Division (Had no net	2022	262	3.94	1,033	2.73	0.90	(8.43)
assets at December 31,	2021	112	4.31	482	1.59	0.90	3.23
2020 and 2019)	2020	—	4.17	—	—	0.90	(2.05)
	2019	—	4.26	—	—	0.90	11.52
Janus Henderson Enterprise	2023	3,154	17.07	53,849	0.08	0.90	16.72
Division	2022	4,078	14.63	59,641	0.10	0.90	(16.90)
	2021	8,707	17.60	153,237	0.24	0.90	15.50
	2020	10,328	15.24	157,391	—	0.90	18.11
	2019	10,195	12.90	131,537	0.04	0.90	33.95

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2023	4,368	13.43	58,650	0.97	0.90	18.64
Appreciation Division	2022	4,454	11.32	50,407	1.06	0.90	(13.23)
	2021	4,610	13.04	60,139	0.63	0.90	22.55
	2020	4,985	10.64	53,060	1.00	0.90	13.74
	2019	5,773	9.36	54,018	1.43	0.90	28.70
LMPVET ClearBridge Variable	2023	35,214	2.53	89,238	2.12	0.90	13.17
Dividend Strategy Division	2022	36,359	2.24	81,414	1.34	0.90	(8.92)
	2021	42,161	2.46	103,656	1.51	0.90	25.66
	2020	43,961	1.96	86,009	1.53	0.90	6.70
	2019	41,412	1.83	75,932	1.45	0.90	30.41
LMPVET ClearBridge Variable	2023	61,104	7.05 - 7.52	452,143	—	0.90 - 1.15	42.38 - 42.74
Large Cap Growth Division	2022	61,685	4.95 - 5.27	320,759	—	0.90 - 1.15	(33.02) - (32.85)
	2021	71,487	7.39 - 7.84	555,917	—	0.90 - 1.15	20.55 - 20.85
	2020	78,691	6.13 - 6.49	507,611	0.02	0.90 - 1.15	29.24 - 29.56
	2019	92,711	4.74 - 5.01	462,772	0.31	0.90 - 1.15	30.65 - 30.98
LMPVET ClearBridge Variable	2023	5,797	5.86 - 6.22	35,053	—	0.90 - 1.15	7.17 - 7.43
Small Cap Growth Division	2022	5,200	5.46 - 5.79	29,416	—	0.90 - 1.15	(29.66) - (29.48)
	2021	7,572	7.77 - 8.21	61,501	—	0.90 - 1.15	11.32 - 11.60
	2020	8,447	6.98 - 7.36	61,746	—	0.90 - 1.15	41.62 - 41.98
	2019	8,421	4.93 - 5.18	43,535	—	0.90 - 1.15	25.42 - 25.74
LMPVIT Western Asset Core	2023	108	3.31	359	3.92	0.90	5.86
Plus Division	2022	108	3.13	339	2.05	0.90	(17.97)
	2021	108	3.82	414	0.04	0.90	(2.85)
	2020	9,712	3.93	38,145	2.08	0.90	8.33
	2019	10,910	3.63	39,557	3.02	0.90	11.17
Morgan Stanley VIF Global	2023	2,939	14.70 - 16.54	46,903	2.30	1.10 - 1.60	2.62 - 3.13
Infrastructure Division	2022	3,594	14.32 - 16.03	55,503	2.65	1.10 - 1.60	(9.77) - (9.32)
	2021	3,851	15.87 - 17.68	65,736	2.29	1.10 - 1.60	12.19 - 12.76
	2020	4,056	14.15 - 15.68	60,741	1.45	1.10 - 1.60	(3.00) - (2.52)
	2019	4,476	14.59 - 16.09	68,714	2.55	1.10 - 1.60	25.84 - 26.47
PIMCO VIT	2023	8,796	8.28 - 8.67	74,498	15.87	1.10 - 1.60	(9.56) - (9.11)
CommodityRealReturn®	2022	9,106	9.15 - 9.53	85,063	18.50	1.10 - 1.60	6.70 - 7.24
Strategy Division	2021	4,451	8.58 - 8.89	38,881	3.94	1.10 - 1.60	30.64 - 31.29
	2020	5,152	6.57 - 6.77	34,311	6.18	1.10 - 1.60	(0.53) - (0.03)
	2019	5,237	6.60 - 6.77	34,970	4.21	1.10 - 1.60	9.22 - 9.77
PIMCO VIT Dynamic Bond	2023	962	10.24 - 10.72	10,257	3.39	1.10 - 1.60	5.09 - 5.62
Division	2022	1,184	9.75 - 10.15	11,939	1.64	1.10 - 1.60	(8.12) - (7.66)
	2021	1,880	10.61 - 10.99	20,565	1.76	1.10 - 1.60	(0.62) - (0.12)
	2020	3,381	10.67 - 11.01	36,833	1.80	1.10 - 1.60	2.83 - 3.35
	2019	8,103	10.38 - 10.65	85,343	2.49	1.10 - 1.60	2.96 - 3.48
PIMCO VIT Emerging Markets	2023	1,270	10.43 - 10.91	13,644	5.38	1.10 - 1.60	9.03 - 9.57
Bond Division	2022	1,675	9.56 - 9.96	16,429	4.43	1.10 - 1.60	(17.30) - (16.88)
	2021	3,430	11.56 - 11.98	40,608	3.91	1.10 - 1.60	(4.40) - (3.92)
	2020	4,012	12.09 - 12.47	49,384	3.91	1.10 - 1.60	4.69 - 5.22
	2019	5,135	11.55 - 11.85	60,178	4.12	1.10 - 1.60	12.61 - 13.17

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

7.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
TAP 1919 Variable Socially	2023	1,085	8.97	9,730	1.09	0.90	19.13
Responsive Balanced Division	2022	1,085	7.53	8,167	0.70	0.90	(21.64)
	2021	1,085	9.61	10,423	0.25	0.90	17.47
	2020	4,540	8.18	37,136	0.79	0.90	21.83
	2019	4,540	6.71	30,482	0.94	0.90	25.57

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, series, or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, series, or portfolio in which the Division invests. The investment income ratio is calculated as a weighted average ratio since the Division may invest in two or more share classes, within the underlying fund, series, or portfolio of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized Contract expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying fund, series, or portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, series, or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

4  Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the division.

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Item 8. Financial Statements and Supplementary Data

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2023 and 2022, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Adoption of New Accounting Standard

As discussed in Note 1 to the financial statements, the Company has changed its method of accounting and presentation related to long-duration insurance contracts and certain related balances effective January 1, 2023, due to the adoption of Accounting Standards Update No. 2018-12, Financial Services— Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended (“ASU 2018-12”), with a transition date of January 1, 2021. Also see Critical Audit Matters section below.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

MLIC - 2

Fixed Maturity Securities Available-for-Sale – Fair Value of Level 3 Fixed Maturity Securities — Refer to Notes 1, 10, and 12 to the financial statements

Critical Audit Matter Description

The Company has investments in certain fixed maturity securities classified as available-for-sale whose fair values are based on unobservable inputs that are supported by little or no market activity. When a price is not available in the active market, from an independent pricing service, or from independent broker quotations, management values the security using internal matrix pricing or discounted cash flow techniques. These investments are categorized as Level 3.

We have determined that the fair value of Level 3 fixed maturity securities valued using internal matrix pricing or discounted cash flow techniques, is a critical audit matter because of the critical judgments made by management. This required complex auditor judgment and an increased extent of effort, including the use of fair value specialists in performing audit procedures to evaluate the estimate of fair value of these securities.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques included, among others, the following:

•We tested the effectiveness of controls over the determination of fair value.

•We tested the accuracy and completeness of relevant security attributes, including credit ratings, maturity dates and coupon rates, used in the determination of Level 3 fair values.

•With the involvement of our fair value specialists, we developed independent fair value estimates for a sample of securities and compared our estimates to the Company’s estimates and evaluated differences. We developed our estimate by evaluating the observable and unobservable inputs used by management or developing independent inputs.

Insurance Liabilities – Valuation of Future Policy Benefits for Long-Term Care Insurance — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company’s products include long-term care insurance. Liabilities for amounts payable under long-term care insurance are recorded in future policy benefits in the Company’s consolidated balance sheets. Such liabilities are established based on actuarial assumptions. Management’s estimate of future policy benefits for long-term care insurance in the MetLife Holdings segment was $15,240 million as of December 31, 2023.

Management applies considerable judgment in evaluating actual experience and other information to determine current best estimate assumptions. Principal assumptions used in the valuation of future policy benefits for long-term care insurance include incidence, claim terminations, utilization, premium rate increases and mortality.

We have determined that future policy benefits for long-term care insurance is a critical audit matter because of the significant judgments made by management when estimating future policy benefits liability. This required subjective auditor judgment and an increased extent of effort, including the involvement of actuarial specialists, when performing audit procedures to evaluate the judgments made and the reasonableness of the principal assumptions used in the valuation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions used to determine the estimate of future policy benefits for long-term care insurance, included, among others, the following:

•We tested the effectiveness of controls over the assumptions used in the valuation of future policy benefits and the effectiveness of controls over the underlying data.
MLIC - 3

•With the involvement of our actuarial specialists, we:

◦evaluated judgments applied by management in setting principal assumptions, including evaluating the results of experience studies used as the basis for setting those assumptions.

◦evaluated that principal assumptions were applied in the valuation model as intended, on a sample basis.

Market Risk Benefits – Valuation of Market Risk Benefits for MetLife Holdings — Refer to Notes 1, 5, and 12 to the financial statements

Critical Audit Matter Description

Market risk benefits are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance which, expose insurance companies to other than nominal capital market risk and protect the contractholder from the same risk. The Company adopted ASU 2018-12, effective January 1, 2023 with a transition date of January 1, 2021 (see Adoption of New Accounting Standard explanatory paragraph above). As part of the adoption, market risk benefits were required to be measured at fair value, using a full retrospective transition method. Management’s estimates of market risk benefits in the MetLife Holdings segment were $2,858 million in liabilities and $156 million in assets as of December 31, 2023.

Management applies considerable judgment in determining the actuarial and capital market assumptions to be used in the valuation models to estimate the fair value of market risk benefits. In addition, at the transition date, management judgment was involved in estimating the assumptions at contract inception for the market risk benefits not previously accounted for as embedded derivatives. Principal assumptions include mortality, withdrawal, utilization, lapse and implied volatility.

We have identified the valuation of MetLife Holdings’ market risk benefits as a critical audit matter due to the high degree of auditor judgment and an increased extent of effort, including the use of specialists, when performing audit procedures to evaluate the judgments made by management to estimate the fair value of market risk benefits.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of market risk benefits included, among others, the following:

•We tested the effectiveness of controls over valuation of market risk benefits under ASU 2018-12, including the related methodologies, models and assumptions used for determining fair value.

•With the involvement of our valuation and actuarial specialists, we:

◦evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the principal assumptions.

◦developed an independent estimate, on a sample basis, of the market risk benefits and evaluated differences.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 6, 2024

We have served as the Company’s auditor since at least 1968; however, an earlier year could not be reliably determined.
MLIC - 4

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2023 and 2022
(In millions, except share and per share data)

	2023	2022
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (net of allowance for credit loss of $132 and $114, respectively); and amortized cost: $152,080 and $160,477, respectively	$142,805	$145,576
Mortgage loans (net of allowance for credit loss of $509 and $448, respectively; includes $166 and $144, respectively, relating to variable interest entities)	62,584	62,570
Policy loans	5,671	5,729
Real estate and real estate joint ventures (includes $1,427 and $1,358, respectively, relating to variable interest entities, $317 and $299, respectively, under the fair value option)	8,690	8,416
Other limited partnership interests	7,765	7,887
Short-term investments, at estimated fair value	3,048	2,759
Other invested assets (net of allowance for credit loss of $14 and $19, respectively; includes $805 and $858, respectively, of leveraged and direct financing leases; $117 and $161, respectively, relating to variable interest entities)	17,040	19,148
Total investments	247,603	252,085
Cash and cash equivalents, principally at estimated fair value	6,795	9,405
Accrued investment income	2,026	1,949
Premiums, reinsurance and other receivables	28,236	20,791
Market risk benefits, at estimated fair value	177	174
Deferred policy acquisition costs and value of business acquired	3,305	3,757
Current income tax recoverable	112	165
Deferred income tax asset	2,922	2,920
Other assets	4,312	4,352
Separate account assets	83,197	89,241
Total assets	$378,685	$384,839
Liabilities and Equity
Liabilities
Future policy benefits	$129,182	$126,914
Policyholder account balances	103,894	103,407
Market risk benefits, at estimated fair value	2,878	3,270
Other policy-related balances	8,289	7,931
Policyholder dividends payable	233	240
Payables for collateral under securities loaned and other transactions	11,790	14,171
Short-term debt	—	99
Long-term debt	1,887	1,676
Other liabilities	23,719	24,495
Separate account liabilities	83,197	89,241
Total liabilities	365,069	371,444
Contingencies, Commitments and Guarantees (Note 19)
Equity
Metropolitan Life Insurance Company stockholder’s equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding	5	5
Additional paid-in capital	12,475	12,476
Retained earnings	7,645	9,022
Accumulated other comprehensive income (loss)	(6,872)	(8,320)
Total Metropolitan Life Insurance Company stockholder’s equity	13,253	13,183
Noncontrolling interests	363	212
Total equity	13,616	13,395
Total liabilities and equity	$378,685	$384,839
See accompanying notes to the consolidated financial statements.
MLIC - 5

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Revenues
Premiums	$24,718	$31,189	$26,188
Universal life and investment-type product policy fees	1,664	1,817	1,874
Net investment income	11,206	10,122	12,486
Other revenues	1,673	1,694	1,616
Net investment gains (losses)	(1,375)	(127)	652
Net derivative gains (losses)	(1,537)	752	(1,629)
Total revenues	36,349	45,447	41,187
Expenses
Policyholder benefits and claims	26,150	33,133	29,084
Policyholder liability remeasurement (gains) losses	(150)	(11)	—
Market risk benefit remeasurement (gains) losses	(703)	(3,379)	(758)
Interest credited to policyholder account balances	3,602	2,509	2,185
Policyholder dividends	470	563	732
Other expenses	5,785	5,703	5,700
Total expenses	35,154	38,518	36,943
Income (loss) before provision for income tax	1,195	6,929	4,244
Provision for income tax expense (benefit)	60	1,273	529
Net income (loss)	1,135	5,656	3,715
Less: Net income (loss) attributable to noncontrolling interests	41	28	5
Net income (loss) attributable to Metropolitan Life Insurance Company	$1,094	$5,628	$3,710
See accompanying notes to the consolidated financial statements.
MLIC - 6

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Net income (loss)	$1,135	$5,656	$3,715
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	5,841	(30,335)	(5,341)
Deferred gains (losses) on derivatives	(1,078)	(399)	111
Future policy benefits discount rate remeasurement gains (losses)	(2,957)	21,623	5,118
Market risk benefit instrument-specific credit risk remeasurement gains (losses)	(59)	(236)	311
Foreign currency translation adjustments	56	(177)	9
Defined benefit plans adjustment	(34)	325	82
Other comprehensive income (loss), before income tax	1,769	(9,199)	290
Income tax (expense) benefit related to items of other comprehensive income (loss)	(321)	1,934	(20)
Other comprehensive income (loss), net of income tax	1,448	(7,265)	270
Comprehensive income (loss)	2,583	(1,609)	3,985
Less: Comprehensive income (loss) attributable to noncontrolling interest, net of income tax	41	28	5
Comprehensive income (loss) attributable to Metropolitan Life Insurance Company	$2,542	$(1,637)	$3,980
See accompanying notes to the consolidated financial statements.
MLIC - 7

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Equity
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Metropolitan Life Insurance Company Stockholder’s Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2020	$5	$12,460	$10,548	$11,662	$34,675	$183	$34,858
Cumulative effects of changes in accounting principles, net of income tax			(3,932)	(12,987)	(16,919)		(16,919)
Capital contributions from MetLife, Inc.		4			4		4
Dividends to MetLife, Inc.			(3,393)		(3,393)		(3,393)
Change in equity of noncontrolling interests					—	(14)	(14)
Net income (loss)			3,710		3,710	5	3,715
Other comprehensive income (loss), net of income tax				270	270		270
Balance at December 31, 2021	5	12,464	6,933	(1,055)	18,347	174	18,521
Capital contributions from MetLife, Inc.		12			12		12
Dividends to MetLife, Inc.			(3,539)		(3,539)		(3,539)
Change in equity of noncontrolling interests					—	10	10
Net income (loss)			5,628		5,628	28	5,656
Other comprehensive income (loss), net of income tax				(7,265)	(7,265)		(7,265)
Balance at December 31, 2022	5	12,476	9,022	(8,320)	13,183	212	13,395
Returns of capital		(1)			(1)		(1)
Dividends to MetLife, Inc.			(2,471)		(2,471)		(2,471)
Change in equity of noncontrolling interests					—	110	110
Net income (loss)			1,094		1,094	41	1,135
Other comprehensive income (loss), net of income tax				1,448	1,448		1,448
Balance at December 31, 2023	$5	$12,475	$7,645	$(6,872)	$13,253	$363	$13,616
See accompanying notes to the consolidated financial statements.
MLIC - 8

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Cash flows from operating activities
Net income (loss)	$1,135	$5,656	$3,715
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	124	127	136
Amortization of premiums and accretion of discounts associated with investments, net	(858)	(595)	(656)
(Gains) losses on investments and from sales of businesses, net	1,353	127	(652)
(Gains) losses on derivatives, net	2,461	935	2,712
(Income) loss from equity method investments, net of dividends or distributions	1,098	890	(1,873)
Interest credited to policyholder account balances	3,623	2,293	2,104
Universal life and investment-type product policy fees	(1,175)	(1,163)	(1,091)
Change in fair value option and trading securities	39	123	(125)
Change in accrued investment income	(146)	(230)	69
Change in premiums, reinsurance and other receivables	(992)	215	590
Change in market risk benefits	(455)	(3,141)	(476)
Change in deferred policy acquisition costs and value of business acquired, net	452	108	278
Change in income tax	(267)	853	4
Change in other assets	(77)	187	(303)
Change in insurance-related liabilities and policy-related balances	(1,546)	(1,330)	(257)
Change in other liabilities	84	(63)	(372)
Other, net	(18)	148	(74)
Net cash provided by (used in) operating activities	4,835	5,140	3,729
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	30,090	54,515	51,010
Equity securities	104	213	565
Mortgage loans	6,129	8,912	16,790
Real estate and real estate joint ventures	354	925	1,329
Other limited partnership interests	415	992	541
Short-term investments	7,271	8,914	10,309
Purchases and originations of:
Fixed maturity securities available-for-sale	(27,700)	(49,620)	(52,513)
Equity securities	(162)	(127)	(48)
Mortgage loans	(6,087)	(12,083)	(10,502)
Real estate and real estate joint ventures	(931)	(589)	(1,042)
Other limited partnership interests	(715)	(1,036)	(1,896)
Short-term investments	(7,438)	(6,727)	(12,604)
Cash received in connection with freestanding derivatives	1,628	2,967	1,720
Cash paid in connection with freestanding derivatives	(2,998)	(3,971)	(5,181)
Cash received from the redemption of an investment in affiliated preferred stock	—	—	315
Receipts on loans to affiliates	100	—	87
Purchases of loans to affiliates	—	(19)	(15)
Net change in policy loans	58	87	157
Net change in other invested assets	6	114	74
Net change in property, equipment and leasehold improvements	2	12	15
Other, net	41	19	14
Net cash provided by (used in) investing activities	$167	$3,498	$(875)
See accompanying notes to the consolidated financial statements.
MLIC - 9

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)

Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Cash flows from financing activities
Policyholder account balances:
Deposits	$69,794	$85,285	$78,129
Withdrawals	(72,788)	(80,492)	(80,850)
Net change in payables for collateral under securities loaned and other transactions	(2,381)	(10,695)	1,744
Long-term debt issued	210	64	35
Long-term debt repaid	—	(57)	(26)
Derivatives with certain financing elements and other derivative related transactions, net	24	308	173
Dividends paid to MetLife, Inc.	(2,471)	(3,539)	(3,393)
Other, net	(2)	(57)	(42)
Net cash provided by (used in) financing activities	(7,614)	(9,183)	(4,230)
Effect of change in foreign currency exchange rates on cash and cash equivalents balances	2	(7)	(4)
Change in cash and cash equivalents	(2,610)	(552)	(1,380)
Cash and cash equivalents, beginning of year	9,405	9,957	11,337
Cash and cash equivalents, end of year	$6,795	$9,405	$9,957
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$131	$102	$95
Income tax	$374	$344	$388
Non-cash transactions:
Fixed maturity securities available-for-sale disposed of in connection with a reinsurance transaction	$6,527	$—	$—
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$1,113	$7,450	$—
Fixed maturity securities available-for-sale received from an affiliate	$502	$139	$—
Policyholder account balances received in connection with affiliated reinsurance transactions	$502	$—	$—
Mortgage loans disposed of in connection with a reinsurance transaction	$110	$—	$—
Equity securities received due to in-kind distributions from other limited partnership interests	$64	$84	$337
Real estate and real estate joint ventures acquired in satisfaction of debt	$34	$313	$174
Fixed maturity securities available-for-sale transferred to an affiliate	$—	$328	$—
Fair value option securities received from an affiliate	$—	$186	$—
Real estate and real estate joint ventures received from an affiliate	$—	$144	$—
Real estate and real estate joint ventures transferred to an affiliate	$—	$144	$—
Other invested assets received in connection with an affiliated reinsurance transaction	$—	$—	$3,140
See accompanying notes to the consolidated financial statements.
MLIC - 10

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Life Insurance Company and its subsidiaries (collectively, “MLIC” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. In the fourth quarter of 2023, MLIC reorganized from two segments into the following three segments to reflect changes in management’s responsibilities: Group Benefits; Retirement and Income Solutions (“RIS”); and MetLife Holdings. The Group Benefits and RIS businesses were previously reported as the U.S. segment. In addition, the Company continues to report certain of its results of operations in Corporate & Other. See Note 2 for further information on the Company’s segments and Corporate & Other. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, “MetLife”).
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts
Effective January 1, 2023, the Company adopted Accounting Standards Update (“ASU”) 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended by ASU 2019-09, Financial Services—Insurance (Topic 944): Effective Date; ASU 2020-11, Financial Services—Insurance (Topic 944): Effective Date and Early Application; and ASU 2022-05, Financial Services—Insurance (Topic 944): Transition for Sold Contracts (“LDTI”), with a transition date of January 1, 2021 (the “Transition Date”). Adoption of LDTI impacted the Company’s accounting and presentation related to long-duration insurance contracts and certain related balances for the years ended December 31, 2022 and 2021. Amounts within these consolidated financial statements which were previously presented, have been revised to conform with the current year accounting and presentation under LDTI. Disclosures as of the Transition Date are reflected in summary within “— Recent Accounting Pronouncements — Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts,” and in further detail (at the disaggregated level) within Notes 3, 4, 5 and 7.
Consolidation
The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has a controlling financial interest, and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.
The Company uses the equity method of accounting, unless the fair value option (“FVO”) is applied, for real estate joint ventures and other limited partnership interests (“investee”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings in net investment income on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
MLIC - 11

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as separate account assets and liabilities, investments held in separate accounts and corresponding policyholder liabilities of the same amount if all of the following criteria are met:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are not reported as separate account assets and liabilities and are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
Summary of Significant Accounting Policies
The following table presents the Company’s significant accounting policies with cross-references to the notes which provide additional information on such policies.

Accounting Policy	Note
Future Policy Benefit Liabilities	3
Policyholder Account Balances	4
Market Risk Benefits	5
Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles	7
Reinsurance	8
Investments	10
Derivatives	11
Fair Value	12
Employee Benefit Plans	17
Income Tax	18
Litigation Contingencies	19
Future Policy Benefit Liabilities
Traditional Non-participating and Limited-payment Long-duration products
The Company establishes future policy benefit liabilities (“FPBs”) for amounts payable under traditional non-participating and limited-payment long-duration insurance and reinsurance policies which include, but are not limited to, pension risk transfers, structured settlements, institutional income annuities, long-term care, individual disability, as well as whole and term life products. Generally, amounts are payable over an extended period of time and the related liabilities are calculated as the present value of future expected benefits and claim settlement expenses to be paid, reduced by the present value of future expected net premiums.
MLIC - 12

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
FPBs are measured as cohorts (e.g., groups of long-duration contracts), with the exception of pension risk transfers and longevity reinsurance solutions contracts, each of which is generally considered its own cohort. Contracts from different subsidiaries or branches, issue years, benefit currencies and product types are not grouped together in the same cohort.
Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. A net premium ratio (“NPR”) approach is utilized, where net premiums (i.e., the portion of gross premiums required to fund expected insurance benefits and claim settlement expenses) are accrued each period as FPBs. The NPR used to accrue the FPB in each period is determined by using the historical and present value of expected future benefits and claim settlement expenses for the cohort divided by the historical and present value of expected future gross premiums for the cohort.
Cash flow assumptions are incorporated into the calculation of a cohort's NPR and FPB reserve. These assumptions are used to project the amount and timing of expected benefits and claim settlement expenses to be paid and the expected amount of premiums to be collected for a cohort. The principal inputs and assumptions used in the establishment of FPBs are actual premiums, actual benefits, in-force policies, and best estimate cash flow assumptions to project future premium and benefit amounts. The Company’s primary best estimate cash flow assumptions include expectations related to mortality, morbidity, termination, claim settlement expense, policy lapse, renewal, retirement, disability incidence, disability terminations, inflation and other contingent events as appropriate to the respective product type and geographical area. Generally, the NPR and FPB reserve are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions, except for claim settlement expenses, for which the Company has elected to lock in assumptions at the Transition Date or inception (for contracts sold after the Transition Date), as allowed by LDTI. The resulting remeasurement (gain) loss is recorded through net income and reflects the impact of the change in the NPR based on experience at the end of the quarter applied to the cumulative premiums received from the inception of the cohort (or from the Transition Date for contracts issued prior to the Transition Date) to the beginning of the quarter. The total contractual profit pattern is recognized over the expected life of the cohort by retrospectively updating the NPR. If net premiums exceed gross premiums (i.e., expected benefits exceed expected gross premiums), the FPB is increased, and a corresponding adjustment is recognized immediately in net income.
The change in FPB reflected in the statement of operations is calculated using a locked-in discount rate. For products issued prior to the Transition Date, a cohort level locked-in discount rate was developed that reflected the interest accretion rates that were locked in at inception of the underlying contracts (unless there was a historical premium deficiency event that resulted in updating the interest accretion rate prior to the Transition Date), or the acquisition date for contracts acquired through an assumed in-force reinsurance transaction or a business combination. For contracts issued subsequent to the Transition Date, the upper-medium grade discount rate used for interest accretion is locked in for the cohort and represents the original upper-medium grade discount rate at the issue date of the underlying contracts. The FPB for all cohorts is remeasured to a current upper-medium grade discount rate at each reporting date through other comprehensive income (loss) (“OCI”).
The Company generally interprets the upper-medium grade discount rate to be a rate comparable to that of a corporate single A rate that reflects the duration characteristics of the liability. The upper-medium grade discount rate for the products that are included in the disaggregated rollforwards in Note 3 which are issued in the U.S. is determined by using observable market data, including published single A base curves. The last liquid point on the upper-medium grade discount curve grades to an ultimate forward rate, which is derived using assumptions of economic growth, inflation, and a long-term upper-medium grade spread.
For limited-payment long-duration contracts, the collection of premiums does not represent the completion of the earnings process, therefore, any gross premiums received in excess of net premiums is deferred and amortized as a deferred profit liability (“DPL”). The DPL is presented within FPBs and is amortized in proportion to either the present value of expected benefit payments or insurance in-force of each cohort to ensure that profits are recognized over the life of the underlying policies in that cohort, regardless of when premiums are received. This amortization of the DPL is recorded through net income within policyholder benefits and claims. Consistent with the Company’s measurement of traditional long-duration products, management also recognizes a FPB reserve for limited-payment contracts that is representative of the difference between the present value of expected future benefits and the present value of expected
MLIC - 13

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
future net premiums, subject to retrospective remeasurement through net income and OCI, as described above. The DPL is also subject to retrospective remeasurement through net income, however, it is not remeasured for changes in discount rates.
When a cohort’s present value of future net premiums exceeds the present value of future benefits, a “flooring” adjustment is required. The flooring adjustment ensures that the liability for future policy benefits for each cohort is not less than zero, and is reported in net income or OCI, depending on whether the flooring relates to the FPB discounted at the locked-in discount rate versus the current upper-medium grade discount rate, respectively.
Traditional Participating Products
The Company establishes FPBs for traditional participating contracts in the U.S., which include whole and term life participating contracts in both the open and closed block using a net premium approach, similar to traditional non-participating contracts. However, for participating contracts, the discount rate and actuarial assumptions are locked in at inception, include a provision for adverse deviation, and all changes in the associated FPBs are reported within policyholder benefits and claims. See Note 9 for additional information on the closed block. For traditional participating contracts, the Company reviews its estimates of actuarial liabilities for future benefits and compares them with current best estimate assumptions. The Company revises estimates, to increase FPBs, if the Company determines that the liabilities previously established for future benefit payments less future expected net premiums in the aggregate for this line of business prove inadequate.
Additional Insurance Liabilities
Liabilities for universal and variable universal life policies with secondary guarantees (“ULSG”) and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The additional insurance liabilities are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions. The assumptions used in estimating the secondary and paid-up guarantee liabilities are investment income, mortality, lapse, and premium payment pattern and persistency. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings (“S&P”) 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The resulting adjustments are recorded as policyholder liability remeasurement (gains) losses in the statement of operations reflecting the impact on the change in the ratio of benefits payable to total assessments over the life of the contract based on experience at the end of the quarter applied to the cumulative assessments received as of the beginning of the quarter.
Premium Deficiency Reserves
Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses and certain expenses that exceed unearned premiums. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. For universal life-type and certain participating contracts, a premium deficiency reserve may be established when existing contract liabilities together with the present value of future fees and/or premiums are not sufficient to cover the present value of future benefits and settlement costs. Anticipated investment income is also considered in the calculations of premium deficiency reserves for short-duration contracts, as well as universal life-type and certain participating contracts.
Policyholder Account Balances
Policyholder account balances (“PABs”) represent the amount held by the Company on behalf of the policyholder at each reporting date. This amount includes deposits received from the policyholder, interest credited to the policyholder’s account balance, net of charges assessed against the account balance, and any policyholder withdrawals. This balance also includes liabilities for structured settlement and institutional income annuities, and certain other contracts, that do not contain significant insurance risk, as well as the estimated fair value of embedded derivatives associated with indexed annuity products.
MLIC - 14

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Market Risk Benefits
As defined by LDTI, market risk benefits (“MRBs”) are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk (e.g., equity price, interest rate, and/or foreign currency exchange risk) and subsequently protect the contractholder from the same risk. These contracts and contract features were generally recorded as embedded derivatives or additional insurance liabilities prior to the Transition Date. Certain contracts may have multiple contract features or guarantees. In these cases, each feature is separately evaluated to determine whether it meets the definition of an MRB at contract inception. If a contract includes multiple benefits that meet the definition of an MRB, those benefits are aggregated and measured as a single compound MRB.
All identified MRBs are required to be measured at estimated fair value, whether the contract or contract feature represents a direct, assumed or ceded capital market risk. All MRBs in an asset position are aggregated and presented as an asset, and all MRBs in a liability position are aggregated and presented as a liability. Changes in the estimated fair value of MRBs are recognized in net income, except for the portion of the fair value change attributable to the change in nonperformance risk of the Company which is recorded as a separate component of OCI.
The Company generally uses an attributed fee approach to value MRBs, where the attributed fee is determined at contract inception by estimating the fair value of expected future benefits and the expected future fees. The attributed fee percentage is the portion of the expected future fees due from contractholders deemed necessary at contract inception to fund all future expected benefits. This typically results in a zero fair value for the MRB at inception. The estimated fair value of the expected future benefits is estimated using a stochastically-generated set of risk-neutral scenarios. Once calculated, the attributed fee percentage is fixed and does not change over the life of the contract. All fees due from contractholders in excess of the attributed fees are reported in universal life and investment-type product policy fees.
Other Policy-Related Balances
Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue (“UREV”) liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid and policyholder dividends left on deposit.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death, disability, and dental claims. In addition, generally included in other policy-related balances are claims which have been reported but not yet settled for death, disability, and dental. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.
The UREV liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as UREV and amortized on a basis consistent with the methodologies and assumptions used for amortizing deferred policy acquisition costs (“DAC”) for the related contracts. Changes in the UREV liability for each period (representing deferrals less amortization) are reported in universal life and investment-type product policy fees.
Recognition of Insurance Revenues and Deposits
Premiums related to long-duration individual and group fixed annuities (including pension risk transfers, certain structured settlements and certain income annuities), long-term care, individual disability, whole and term life, and participating products are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred as a DPL and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the present value of expected future policy benefit payments.
MLIC - 15

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Premiums related to short-duration group term life, dental, disability, and legal plan contracts are recognized on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written related to the unexpired coverage, are reflected as liabilities until earned.
Deposits related to universal life and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. All fees due from contractholders in excess of the attributed fees on contracts with MRBs are reported in universal life and investment-type product policy fees. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.
All revenues and expenses are presented net of reinsurance, as applicable.
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections. VOBA is subject to periodic recoverability testing for traditional life and limited-payment contracts, as well as universal life type contracts.
DAC and VOBA for most long-duration products are amortized on a constant-level basis that approximates straight-line amortization on an individual contract basis. The DAC and VOBA related to RIS annuities are amortized over expected benefit payments, and for all other long-duration products are generally amortized in proportion to policy count. For short-duration products, DAC and VOBA are amortized in proportion to actual and expected future earned premiums.
DAC and VOBA are aggregated on the financial statements for reporting purposes. Amortization of DAC and VOBA is included in other expenses.
The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodologies and assumptions used to amortize DAC for the related contracts. The amortization of deferred sales inducements (“DSI”) is included in policyholder benefits and claims. DSI assets were $45 million and $49 million at December 31, 2023 and 2022, respectively.
MLIC - 16

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Value of distribution agreements acquired (“VODA”) is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired (“VOCRA”) is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets’ useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying reinsured contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent accounting for in-force blocks and new business assumed is the same as if the business was directly sold by the Company.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.
The reinsurance recoverable for traditional non-participating and limited-payment contracts is generally measured using a net premium methodology to accrue the projected net gain or loss on reinsurance in proportion to the gross premiums of the underlying reinsured cohorts; and is updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in cash flow assumptions. The locked-in discount rate used to measure changes in the reinsurance recoverable recorded in net income was established at the Transition Date, or at the inception of the reinsurance coverage for new reinsurance agreements entered into subsequent to the Transition Date. The reinsurance recoverable is remeasured to an upper-medium grade discount rate through OCI at each reporting date, similar to the underlying reinsured contracts. The reinsurance recoverable for other long-duration contracts and associated contract features is measured using assumptions and methods generally consistent with the underlying direct policies.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss (“ACL”).
MLIC - 17

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. See “— Investments — Other Invested Assets” for information on funds withheld assets.
Premiums, fees, policyholder liability remeasurement (gains) losses, and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes, (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for FVO securities.
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes and, to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases, and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain other limited partnership interests and real estate joint ventures.
Net investment gains (losses) also include non-investment portfolio gains (losses) which do not relate to the performance of the investment portfolio, including gains (losses) from sales and divestitures of businesses and impairment of property, equipment, leasehold improvements and right-of-use (“ROU”) lease assets.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
MLIC - 18

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 10 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 10 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated (“PCD”) fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company may originate or acquire mortgage loans and in certain cases transfer an interest under participation agreements. The Company accounts for transfers of an interest in a mortgage loan as sales if the transfers meet both the conditions of a participating interest and the conditions for sale accounting. The Company also acquires mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a participation agreement. Mortgage loans acquired from affiliates that do not meet the conditions for sale accounting are treated as mortgage secured loans and reported within mortgage loans on the balance sheet.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 10.
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase or origination based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans, in an amount that represents the portion of the amortized cost basis of such financing receivables that the Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.
MLIC - 19

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer’s financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
Also included in mortgage loans are residential mortgage loans for which the FVO was elected, and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.
Mortgage loans that are designated as held-for-sale are carried at the lower of amortized cost or estimated fair value.
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for an investee when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a VIE. Under the equity method, the Company recognizes its share of the investee's earnings within net investment income. Contributions paid by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
MLIC - 20

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE. Assets of certain consolidated real estate joint ventures and other limited partnership interests are initially recorded at estimated fair value. The Company elects the FVO for certain real estate joint ventures that are managed on a total return basis. Unrealized gains (losses) representing changes in estimated fair value for real estate joint ventures and other limited partnership interests recorded at estimated fair value are recognized in net investment income.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
MLIC - 21

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Invested Assets
Other invested assets consist principally of the following:
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
•Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate.
•Affiliated investments are comprised of affiliated loans which are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. The Company accounts for its tax credit and renewable energy investments under the equity method. See Note 18.
•FVO securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.
•Net investment in leveraged leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and is reported net of non-recourse debt. Income is recognized by applying the leveraged lease’s estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax benefit. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed by FHLBNY. Dividends are recognized in net investment income when declared.
•Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.
•Company-owned life insurance policies (“COLI”) are carried at cash surrender value.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
•Net investment in direct financing leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is recognized by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
Securities Lending Transactions and Repurchase Agreements
The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions and repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income.
MLIC - 22

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Securities Lending Transactions
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Repurchase Agreements
The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells securities and receives cash in an amount generally equal to 85% to 100% of the estimated fair value of the securities sold at the inception of the transaction, with a simultaneous agreement to repurchase such securities at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash held to the estimated fair value of the securities sold throughout the duration of the transaction and additional cash or securities are obtained as necessary. Securities sold under such transactions may be sold or re-pledged by the transferee.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:	Derivative:
Net investment income	•	Economic hedges of equity method investments in joint ventures
	•	Economic hedges of FVO securities which are linked to equity indices
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
MLIC - 23

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company issues certain products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
•the contract or contract feature does not meet the definition of a MRB;
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
MLIC - 24

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
Employee Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering eligible MetLife employees. A December 31 measurement date is used for the Company’s defined benefit pension plan.
The Company recognizes the funded status of its defined benefit pension plan, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation (“PBO”) for pension benefits, in other liabilities.
Actuarial gains and losses result from differences between the plan’s actual experience and the assumed experience on PBO during a particular period and are recorded in accumulated OCI (“AOCI”). To the extent such gains and losses exceed 10% of the PBO, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.
Net periodic benefit costs are determined using management’s estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit).
The Company sponsors a nonqualified defined contribution plan for all MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
MLIC - 25

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Income Tax
Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
MLIC - 26

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Litigation Contingencies
The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 19, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Stock-Based Compensation
The Company does not issue any awards payable in its common stock or options to purchase its common stock. MetLife, Inc. grants certain employees stock-based compensation awards under various plans, subject to vesting conditions. In accordance with a services agreement with an affiliate, the Company bears a proportionate share of stock-based compensation expense. The Company’s expense related to stock-based compensation included in other expenses was $67 million, $67 million and $59 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.
Property, Equipment and Leasehold Improvements
Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization on property and equipment are determined using the straight-line method over the estimated useful lives of the assets, generally ranging from four to 40 years. Leasehold improvements are amortized over the shorter of the useful life or remaining lease term up to 20 years. The cost basis of the property, equipment and leasehold improvements was $826 million and $840 million at December 31, 2023 and 2022, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $727 million and $719 million at December 31, 2023 and 2022, respectively.
Leases
The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the Company recognizes the ROU asset in other assets and the lease liability in other liabilities. The Company evaluates whether a ROU asset is impaired when events or changes in circumstances indicate that its carrying amount may not be recoverable. Leases with an initial term of 12 months or less are not recorded on the balance sheet and the associated lease costs are recorded as an expense on a straight-line basis over the lease term.
ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company’s incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and exclude lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.
The Company has lease agreements with lease and non-lease components. The Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.
The majority of the Company’s leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.
MLIC - 27

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Revenues
Other revenues primarily include fees related to service contracts from customers for prepaid legal plans, administrative services-only contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and interest on ceded reinsurance deposit assets. These amounts are recognized as earned.
Policyholder Dividends
Policyholder dividends are approved annually by Metropolitan Life Insurance Company’s Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company.
Foreign Currency
Assets, liabilities and operations of foreign affiliates and subsidiaries, as well as investments accounted for under the equity method, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. For most of the Company’s foreign operations, the local currency is the functional currency. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.
Goodwill
Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of the cost of the acquired entity over the estimated fair value of such assets acquired and liabilities assumed. Goodwill is not amortized, but is tested for impairment at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.
For the 2023 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $84 million, $2 million and $31 million in the Group Benefits, RIS and MetLife Holdings segments, respectively, at both December 31, 2023 and 2022.
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of ASUs to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts
The Company adopted LDTI effective January 1, 2023 with a Transition Date of January 1, 2021. The standard required a full retrospective transition approach for MRBs, and allowed for a transition method election for FPBs and DAC, as well as other balances that have historically been amortized in a manner consistent with DAC. The Company has elected the modified retrospective transition approach for all FPBs, DAC, and related balances on all long-duration contracts, subject to the transition provisions. Additionally, an amendment in LDTI allowed entities to make an accounting policy election to exclude certain sold or disposed contracts or legal entities from application of the transition guidance. The Company did not make such an election.
MLIC - 28

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Under the modified retrospective approach, the Company was required to establish LDTI-compliant FPBs, DAC and related balances for the Company’s Transition Date opening balance sheet by utilizing the Company’s December 31, 2020 balances with certain adjustments as described below.
MLIC - 29

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents a summary of the Transition Date impacts associated with the implementation of LDTI to the consolidated balance sheet:

	Premiums, Reinsurance and Other Receivables	Deferred Policy Acquisition Costs and Value of Business Acquired	Deferred Tax Asset	Other Assets	Future Policy Benefits	Policyholder Account Balances	Market Risk Benefit Liabilities	Deferred Income Tax Liability	Retained Earnings	Accumulated Other Comprehensive Income (Loss)
	(In millions)
Balances as reported, December 31, 2020	$21,478	$2,649	$—	$4,276	$133,921	$96,635	$—	$1,980	$10,548	$11,662
Reclassification of carrying amounts of contracts and contract features that are market risk benefits	(59)	—	—	—	(1,447)	(495)	1,883	—	—	—
Adjustments for the difference between previous carrying amounts and fair value measurements for market risk benefits	—	—	—	—	—	—	4,906	(1,030)	(3,897)	21
Removal of related amounts in accumulated other comprehensive income	—	1,482	—	29	(6,835)	—	—	1,751	—	6,595
Adjustment of future policy benefits to remeasure cohorts where net premiums exceed gross premiums under the modified retrospective approach	32	—	—	—	89	—	—	(12)	(45)	—
Effect of remeasurement of future policy benefits to an upper-medium grade discount rate	403	—	—	—	25,208	—	—	(5,209)	—	(19,596)
Adjustments for the cumulative effect of adoption on additional insurance assets and liabilities	29	—	—	—	36	—	—	—	—	(7)
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	2	12	2,518	—	(4,794)	4,794	—	2,520	10	—
Balances as adjusted, January 1, 2021	$21,885	$4,143	$2,518	$4,305	$146,178	$100,934	$6,789	$—	$6,616	$(1,325)
MLIC - 30

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Transition Date impacts associated with the implementation of LDTI were applied as follows:
Market Risk Benefits (See Note 5)
The full retrospective transition approach for MRBs required assessing products to determine whether contract or contract features expose the Company to other than nominal capital market risk. The population of MRBs identified was then reviewed to determine the historical measurement model prior to adoption of LDTI. If the MRB was a bifurcated embedded derivative prior to the adoption of LDTI, the existing measurement approach was retained, except that the fair value of the MRB at inception was recalculated to isolate the contract issue date nonperformance risk of the Company.
If, prior to the adoption of LDTI, the MRB was partially a bifurcated embedded derivative (e.g., a contract with multiple features where one was a bifurcated embedded derivative and one was an additional insurance liability), or was accounted for under a different model, the at-inception attributed fee ratio was calculated for every identified MRB, and using the at inception attributed fee ratio, the fair value of the MRB at the contract issue date was calculated to isolate the contract issue date nonperformance risk of the Company.
At the Transition Date, the impacts to the financial statements of the full retrospective approach for MRBs include the following:
•The amounts previously recorded for these contracts within additional insurance liabilities, embedded derivatives, and other insurance liabilities were reclassified to MRB liabilities;
•The difference between the fair value of the MRBs and the previously recorded carrying value at the Transition Date, excluding the cumulative effect of changes in nonperformance risk of the Company, was recorded as an adjustment to the opening balance of retained earnings; and
•The cumulative effect of changes in nonperformance risk between the contract issue date and the Transition Date was recorded as an adjustment to opening AOCI as of the Transition Date.
Future Policy Benefits (See Note 3)
Traditional Non-participating Long-duration products
•Loss recognition balances related to unrealized investment gains associated with certain long-duration products previously recorded in AOCI were removed;
•Contracts in-force as of the Transition Date were grouped into cohorts; a revised NPR was calculated for each cohort using the existing Transition Date balance, best estimate cash flow assumptions without a provision for adverse deviation, and the historical discount rates used for the contracts within the cohort prior to the adoption of LDTI (the “locked-in” discount rate). For any cohorts where the net premiums exceeded gross premiums (NPR exceeded 100%), the FPB was increased for the excess of net premiums over gross premiums, with a corresponding adjustment recorded to opening retained earnings as of the Transition Date;
•The difference between the FPB balance calculated at the current upper-medium grade discount rate and the FPB balance calculated at the locked-in discount rate was recorded as an adjustment to opening AOCI as of the Transition Date; and
•Corresponding adjustments were made to ceded reinsurance balances.
Limited-payment Long-duration products
Limited-payment long-duration products transition to LDTI follows a similar approach to traditional non-participating products, except that these product cohorts may have a DPL which is adjusted at the Transition Date. If an increase to FPB depleted the DPL, the remaining adjustment was recorded to opening retained earnings as of the Transition Date.
MLIC - 31

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Additional insurance liabilities
•The contracts and contract features that met the definition of a MRB were reclassified;
•The impact of updating assessments used in the calculation of the additional insurance liabilities to reflect the constant margin amortization basis for UREV liabilities was recorded as an adjustment to opening retained earnings and AOCI; and
•Corresponding adjustments were made to ceded reinsurance balances.
DAC and other balances to be amortized in a manner consistent with DAC (VOBA, DSI and UREV) (See Note 7 for information on DAC, VOBA and UREV)
The opening balances of these accounts were adjusted for removal of the related amounts in AOCI, as these balances are no longer amortized using expected future gross premiums, margins, profits or earned premiums.
Other balance sheet reclassifications and adjustments at LDTI adoption (See Notes 3, 4 and 7)
Individual income annuities reclassification
Prior to the Transition Date, the Company classified all structured settlement and institutional income annuity products within FPBs. While the pre-LDTI GAAP reserving model was the same for these products, upon transition to LDTI, the reserving model for a subset of these products changed, requiring the Company to reclassify $4.7 billion of FPBs to PABs at the Transition Date.
Other reclassifications and adjustments
Other minor reclassifications and adjustments were made to conform to LDTI presentation requirements.
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated balance sheet:

	December 31, 2022
	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Assets
Premiums, reinsurance and other receivables	$20,704	$87	$20,791
Market risk benefits	$—	$174	$174
Deferred policy acquisition costs and value of business acquired	$5,263	$(1,506)	$3,757
Deferred income tax asset	$2,661	$259	$2,920
Other assets	$4,367	$(15)	$4,352
Total assets	$385,840	$(1,001)	$384,839

Liabilities
Future policy benefits	$133,725	$(6,811)	$126,914
Policyholder account balances	$99,967	$3,440	$103,407
Market risk benefits	$—	$3,270	$3,270
Other policy-related balances	$7,863	$68	$7,931
Other liabilities	$24,489	$6	$24,495
Total liabilities	$371,471	$(27)	$371,444

Equity
Retained earnings	$10,572	$(1,550)	$9,022
Accumulated other comprehensive income (loss)	$(8,896)	$576	$(8,320)
Total Metropolitan Life Insurance Company stockholder’s equity	$14,157	$(974)	$13,183
Total equity	$14,369	$(974)	$13,395
Total liabilities and equity	$385,840	$(1,001)	$384,839
MLIC - 32

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of operations:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Revenues
Premiums	$31,198	$(9)	$31,189	$26,191	$(3)	$26,188
Universal life and investment-type product policy fees	$1,997	$(180)	$1,817	$2,062	$(188)	$1,874
Other revenues	$1,698	$(4)	$1,694	$1,616	$—	$1,616
Net derivative gains (losses)	$472	$280	$752	$(964)	$(665)	$(1,629)
Total revenues	$45,360	$87	$45,447	$42,043	$(856)	$41,187
Expenses
Policyholder benefits and claims	$32,954	$179	$33,133	$29,423	$(339)	$29,084
Policyholder liability remeasurement (gains) losses	$—	$(11)	$(11)	$—	$—	$—
Market risk benefits remeasurement (gains) losses	$—	$(3,379)	$(3,379)	$—	$(758)	$(758)
Interest credited to policyholder account balances	$2,382	$127	$2,509	$2,027	$158	$2,185
Policyholder dividends	$559	$4	$563	$728	$4	$732
Other expenses	$5,555	$148	$5,703	$5,617	$83	$5,700
Total expenses	$41,450	$(2,932)	$38,518	$37,795	$(852)	$36,943
Income (loss) before provision for income tax	$3,910	$3,019	$6,929	$4,248	$(4)	$4,244
Provision for income tax expense (benefit)	$639	$634	$1,273	$530	$(1)	$529
Net income (loss)	$3,271	$2,385	$5,656	$3,718	$(3)	$3,715
Net income (loss) attributable to Metropolitan Life Insurance Company	$3,243	$2,385	$5,628	$3,713	$(3)	$3,710
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of comprehensive income:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Net income (loss)	$3,271	$2,385	$5,656	$3,718	$(3)	$3,715
Unrealized investment gains (losses), net of related offsets	$(23,566)	$(6,769)	$(30,335)	$(2,462)	$(2,879)	$(5,341)
Future policy benefits discount rate remeasurement gains (losses)	$—	$21,623	$21,623	$—	$5,118	$5,118
Market risk benefits instrument-specific credit risk remeasurement gains (losses)	$—	$(236)	$(236)	$—	$311	$311
Other comprehensive income (loss), before income tax	$(23,817)	$14,618	$(9,199)	$(2,260)	$2,550	$290
Income tax (expense) benefit related to items of other comprehensive income (loss)	$5,004	$(3,070)	$1,934	$515	$(535)	$(20)
Other comprehensive income (loss), net of income tax	$(18,813)	$11,548	$(7,265)	$(1,745)	$2,015	$270
Comprehensive income (loss)	$(15,542)	$13,933	$(1,609)	$1,973	$2,012	$3,985
Comprehensive income (loss) attributable to Metropolitan Life Insurance Company	$(15,570)	$13,933	$(1,637)	$1,968	$2,012	$3,980
MLIC - 33

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of equity:

	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Retained Earnings
Balance at December 31, 2020	$10,548	$—	$10,548
Cumulative effects of changes in accounting principles, net of income tax	$—	$(3,932)	$(3,932)
Net income (loss)	$3,713	$(3)	$3,710
Balance at December 31, 2021	$10,868	$(3,935)	$6,933
Net income (loss)	$3,243	$2,385	$5,628
Balance at December 31, 2022	$10,572	$(1,550)	$9,022
Accumulated Other Comprehensive Income (Loss)
Balance at December 31, 2020	$11,662	$—	$11,662
Cumulative effects of changes in accounting principles, net of income tax	$—	$(12,987)	$(12,987)
Other comprehensive income (loss), net of income tax	$(1,745)	$2,015	$270
Balance at December 31, 2021	$9,917	$(10,972)	$(1,055)
Other comprehensive income (loss), net of income tax	$(18,813)	$11,548	$(7,265)
Balance at December 31, 2022	$(8,896)	$576	$(8,320)
Total Metropolitan Life Insurance Company Stockholder’s Equity
Balance at December 31, 2020	$34,675	$—	$34,675
Cumulative effects of changes in accounting principles, net of income tax	$—	$(16,919)	$(16,919)
Net income (loss)	$3,713	$(3)	$3,710
Other comprehensive income (loss), net of income tax	$(1,745)	$2,015	$270
Balance at December 31, 2021	$33,254	$(14,907)	$18,347
Net income (loss)	$3,243	$2,385	$5,628
Other comprehensive income (loss), net of income tax	$(18,813)	$11,548	$(7,265)
Balance at December 31, 2022	$14,157	$(974)	$13,183
Total Equity
Balance at December 31, 2020	$34,858	$—	$34,858
Cumulative effects of changes in accounting principles, net of income tax	$—	$(16,919)	$(16,919)
Net income (loss)	$3,718	$(3)	$3,715
Other comprehensive income (loss), net of income tax	$(1,745)	$2,015	$270
Balance at December 31, 2021	$33,428	$(14,907)	$18,521
Change in equity of noncontrolling interests	$10	$—	$10
Net income (loss)	$3,271	$2,385	$5,656
Other comprehensive income (loss), net of income tax	$(18,813)	$11,548	$(7,265)
Balance at December 31, 2022	$14,369	$(974)	$13,395
MLIC - 34

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of cash flows:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Cash flows from operating activities
Net income (loss)	$3,271	$2,385	$5,656	$3,718	$(3)	$3,715
(Gains) losses on derivatives, net	$1,122	$(187)	$935	$2,480	$232	$2,712
Interest credited to policyholder account balances	$2,344	$(51)	$2,293	$1,988	$116	$2,104
Universal life and investment-type product policy fees	$(1,162)	$(1)	$(1,163)	$(1,070)	$(21)	$(1,091)
Change in premiums, reinsurance and other receivables	$146	$69	$215	$752	$(162)	$590
Change in market risk benefits	$—	$(3,141)	$(3,141)	$—	$(476)	$(476)
Change in deferred policy acquisition costs and value of business acquired, net	$(39)	$147	$108	$194	$84	$278
Change in income tax	$219	$634	$853	$5	$(1)	$4
Change in other assets	$201	$(14)	$187	$(308)	$5	$(303)
Change in insurance-related liabilities and policy-related balances	$(1,958)	$628	$(1,330)	$(957)	$700	$(257)
Change in other liabilities	$(67)	$4	$(63)	$(370)	$(2)	$(372)
Net cash provided by (used in) operating activities	$4,667	$473	$5,140	$3,257	$472	$3,729
Cash flows from financing activities
Policyholder account balances - deposits	$85,294	$(9)	$85,285	$78,129	$—	$78,129
Policyholder account balances - withdrawals	$(80,028)	$(464)	$(80,492)	$(80,378)	$(472)	$(80,850)
Net cash provided by (used in) financing activities	$(8,710)	$(473)	$(9,183)	$(3,758)	$(472)	$(4,230)
Other Adopted Accounting Pronouncements
The table below describes the impacts of the other ASUs adopted by the Company.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2022-02, Financial Instruments—Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures	The amendments in the new ASU eliminate the accounting guidance for troubled debt restructurings by creditors that have adopted the current expected credit loss guidance while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. In addition, the amendments require that a public business entity disclose current-period gross write-offs by year of origination for financing receivables and net investment in leases.	January 1, 2023, the Company adopted, using a prospective approach.
The new guidance has reduced the complexity involved with evaluating and accounting for certain loan modifications. The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements, other than expanded disclosures in Note 10.

ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting; as clarified and amended by ASU 2021-01, Reference Rate Reform (Topic 848): Scope; as amended by ASU 2022-06, Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848

The guidance provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. ASU 2021-01 amends the scope of the recent reference rate reform guidance. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment to qualify for certain optional relief. The amendments in ASU 2022-06 extend the sunset date of the reference rate reform optional expedients and exceptions to December 31, 2024.
Effective for contract modifications made between March 12, 2020 and December 31, 2024.
The guidance has reduced the operational and financial impacts of contract modifications that replace a reference rate, such as London Interbank Offered Rate, affected by reference rate reform.

Contract modifications to replace reference rates affected by the reform occurred during 2021, 2022 and 2023. The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements.

MLIC - 35

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2023 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures
Among other things, the amendments in this update require that public business entities, on an annual basis: (i) disclose specific categories in the rate reconciliation and (ii) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this update require that all entities disclose on an annual basis the following information about income taxes paid: (i) the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes and (ii) the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than 5 percent of total income taxes paid (net of refunds received).
		Effective for annual periods beginning January 1, 2025, to be applied prospectively with an option for retrospective application (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures
The amendments in the ASU are intended to improve reportable segment disclosure requirements primarily through enhanced disclosures about significant segment expenses. The key amendments include:
(i) disclosures on significant segment expenses that are regularly provided to the chief operating decision maker (CODM) and included within each reported measure of segment profit or loss on an annual and interim basis;
(ii) disclosures on an amount for other segment items by reportable segment and a description of its composition on an annual and interim basis. The other segment items category is the difference between segment revenue less the significant expenses disclosed and each reported measure of segment profit or loss;
(iii) providing all annual disclosures on a reportable segment’s profit or loss and assets currently required by FASB ASC Topic 280, Segment Reporting in interim periods; and
(iv) specifying the title and position of the CODM.
Effective for annual periods beginning January 1, 2024 and interim periods beginning January 1, 2025, to be applied on a retrospective basis unless it is impracticable (with early adoption permitted).
The Company is evaluating the impact of the guidance on its annual disclosures to be included in its 2024 consolidated financial statements and interim condensed consolidated financial statements to be issued thereafter.

ASU 2023-02, Investments—Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method	The amendments in this update permit reporting entities to elect to account for their tax equity investments, regardless of the tax credit program from which the income tax credits are received, using the proportional amortization method if certain conditions are met. In addition, disclosures describing the nature of the investments and related income tax credits and benefits will be required.	January 1, 2024, to be applied on either a modified retrospective or a retrospective basis subject to certain exceptions (with early adoption permitted).
Effective January 1, 2024, the Company will elect to account for its tax equity investments using the proportional amortization method if certain criteria are met. The adoption of the proportional amortization method will be applied on a modified retrospective basis and the Company estimates that the January 1, 2024 transition date impact from adoption will result in a decrease to total equity not to exceed $250 million, net of income tax.

MLIC - 36

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information
In the fourth quarter of 2023, MLIC reorganized from two segments into the following three segments to reflect changes in management’s responsibilities: Group Benefits, RIS and MetLife Holdings. The Group Benefits and RIS businesses were previously reported as the U.S. segment. These changes were applied retrospectively and did not have an impact on prior period total consolidated net income (loss) or adjusted earnings. In addition, the Company continues to report certain of its results of operations in Corporate & Other.
Group Benefits
The Group Benefits segment, based in the U.S., offers a broad range of products to corporations and their respective employees, other institutions and their respective members, as well as individuals. These products include term, variable and universal life insurance, dental, group and individual disability and accident & health insurance.
RIS
The RIS segment, based in the U.S., offers a broad range of life and annuity-based insurance and investment products to corporations and their respective employees, other institutions and their respective members, as well as individuals. These products include stable value and pension risk transfer products, institutional income annuities, structured settlements, benefit funding solutions and capital markets investment products.
MetLife Holdings
The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets in the United States. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities and long-term care insurance.
Corporate & Other
Corporate & Other contains various start-up, developing and run-off businesses, including the Company’s ancillary non-U.S. operations. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiatives), interest expense related to the majority of the Company’s outstanding debt, expenses associated with certain legal proceedings and income tax audit issues, and the elimination of intersegment amounts (which generally relate to intersegment loans bearing interest rates commensurate with related borrowings).
Financial Measures and Segment Accounting Policies
Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company’s GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.
The adoption of LDTI impacted the Company’s calculation of adjusted earnings. With the adoption of LDTI, the measurement model was simplified for DAC and VOBA, and most embedded derivatives were reclassified as MRBs. As a result, the Company updated its calculation of adjusted earnings to remove certain adjustments related to the amortization of DAC, VOBA and related intangibles and adjusted for changes in measurement of certain guarantees. Under LDTI, adjusted earnings excludes changes in fair value associated with MRBs, changes in discount rates on certain annuitization guarantees, losses at contract inception for certain single premium business, and asymmetrical accounting associated with in-force reinsurance. All periods presented herein reflect the updated calculation of adjusted earnings.
Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.
These financial measures focus on the Company’s primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP.
Market volatility can have a significant impact on the Company’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), MRB remeasurement gains (losses) and goodwill impairments.
MLIC - 37

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.
Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:
•Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment.
•Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.
•Interest credited to PABs excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.
Divested businesses are those that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP.
Other adjustments are made to the line items indicated in calculating adjusted earnings:
•Net investment income and interest credited to PABs excludes certain amounts related to contractholder-directed equity securities.
•Other revenues include fee revenue on synthetic guaranteed interest contracts (“GICs”) accounted for as freestanding derivatives.
•Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.
Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
Set forth in the tables below is certain financial information with respect to the Company’s segments, as well as Corporate & Other, for the years ended December 31, 2023, 2022 and 2021 and at December 31, 2023 and 2022. The segment accounting policies are the same as those used to prepare the Company’s consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.
Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife’s and the Company’s businesses.
MLIC - 38

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

MetLife’s economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife’s management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards. The adoption of LDTI resulted in changes to the economic capital model. The changes related to this adoption do not represent a change in the composition of the segments and, in accordance with GAAP guidance for segment reporting, the Company will apply the changes to the economic capital model prospectively and did not update the economic capital model for 2022 and 2021.
Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company’s consolidated net investment income, net income (loss) or adjusted earnings.
Net investment income is based upon the actual results of each segment’s specifically identifiable investment portfolios adjusted for allocated equity. With the adoption of LDTI, net investment income was reallocated for certain segments to reflect the impact of the change to certain liability balances, with no impact to consolidated net investment income. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company’s product pricing.

Year Ended December 31, 2023	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$20,593	$1,776	$2,346	$3	$24,718	$—	$24,718
Universal life and investment-type product policy fees	878	264	519	3	1,664	—	1,664
Net investment income (1)	1,272	6,508	3,991	224	11,995	(789)	11,206
Other revenues	711	256	197	499	1,663	10	1,673
Net investment gains (losses)	—	—	—	—	—	(1,375)	(1,375)
Net derivative gains (losses)	—	—	—	—	—	(1,537)	(1,537)
Total revenues	23,454	8,804	7,053	729	40,040	(3,691)	36,349
Expenses
Policyholder benefits and claims and policyholder dividends	17,976	4,163	4,462	1	26,602	18	26,620
Policyholder liability remeasurement (gains) losses	(26)	(158)	34	—	(150)	—	(150)
Market risk benefit remeasurement (gains) losses	—	—	—	—	—	(703)	(703)
Interest credited to policyholder account balances	193	2,492	582	317	3,584	18	3,602
Capitalization of DAC	(18)	(46)	1	(55)	(118)	—	(118)
Amortization of DAC and VOBA	26	31	224	17	298	—	298
Interest expense on debt	2	14	13	103	132	—	132
Other expenses	3,318	559	794	852	5,523	(50)	5,473
Total expenses	21,471	7,055	6,110	1,235	35,871	(717)	35,154
Provision for income tax expense (benefit)	416	365	182	(283)	680	(620)	60
Adjusted earnings	$1,567	$1,384	$761	$(223)	3,489
Adjustments to:
Total revenues					(3,691)
Total expenses					717
Provision for income tax (expense) benefit					620
Net income (loss)					$1,135		$1,135
MLIC - 39

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

At December 31, 2023	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total
	(In millions)
Total assets	$34,185	$180,625	$133,219	$30,656	$378,685
Separate account assets	$1,159	$47,310	$34,728	$—	$83,197
Separate account liabilities	$1,159	$47,310	$34,728	$—	$83,197
__________________
(1)Net investment income from equity method invested assets represents 0%, 1% and 2% of segment net investment income, and equity method invested assets represent 1%, 3% and 4% of segment total assets for the Group Benefits, RIS and MetLife Holdings segments, respectively.

Year Ended December 31, 2022	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$20,269	$8,425	$2,495	$—	$31,189	$—	$31,189
Universal life and investment-type product policy fees	855	267	695	—	1,817	—	1,817
Net investment income (1)	1,126	5,236	4,393	(45)	10,710	(588)	10,122
Other revenues	653	407	149	485	1,694	—	1,694
Net investment gains (losses)	—	—	—	—	—	(127)	(127)
Net derivative gains (losses)	—	—	—	—	—	752	752
Total revenues	22,903	14,335	7,732	440	45,410	37	45,447
Expenses
Policyholder benefits and claims and policyholder dividends	18,157	10,666	4,757	—	33,580	116	33,696
Policyholder liability remeasurement (gains) losses	7	(85)	67	—	(11)	—	(11)
Market risk benefit remeasurement (gains) losses	—	—	—	—	—	(3,379)	(3,379)
Interest credited to policyholder account balances	143	1,687	643	67	2,540	(31)	2,509
Capitalization of DAC	(18)	(51)	—	(120)	(189)	—	(189)
Amortization of DAC and VOBA	26	28	237	6	297	—	297
Interest expense on debt	1	8	8	87	104	—	104
Other expenses	3,073	391	801	1,249	5,514	(23)	5,491
Total expenses	21,389	12,644	6,513	1,289	41,835	(3,317)	38,518
Provision for income tax expense (benefit)	318	350	240	(339)	569	704	1,273
Adjusted earnings	$1,196	$1,341	$979	$(510)	3,006
Adjustments to:
Total revenues					37
Total expenses					3,317
Provision for income tax (expense) benefit					(704)
Net income (loss)					$5,656		$5,656

At December 31, 2022	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total
	(In millions)
Total assets	$33,179	$187,479	$133,393	$30,788	$384,839
Separate account assets	$990	$55,020	$33,231	$—	$89,241
Separate account liabilities	$990	$55,020	$33,231	$—	$89,241
__________________
(1)Net investment income from equity method invested assets represents 1%, 5% and 7% of segment net investment income for the Group Benefits, RIS and MetLife Holdings segments, respectively.
MLIC - 40

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

Year Ended December 31, 2021	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$19,640	$3,823	$2,725	$—	$26,188	$—	$26,188
Universal life and investment-type product policy fees	829	272	773	—	1,874	—	1,874
Net investment income (1)	1,152	6,097	5,768	48	13,065	(579)	12,486
Other revenues	617	244	243	512	1,616	—	1,616
Net investment gains (losses)	—	—	—	—	—	652	652
Net derivative gains (losses)	—	—	—	—	—	(1,629)	(1,629)
Total revenues	22,238	10,436	9,509	560	42,743	(1,556)	41,187
Expenses
Policyholder benefits and claims and policyholder dividends	18,820	5,813	5,154	—	29,787	29	29,816
Policyholder liability remeasurement (gains) losses	(4)	(11)	15	—	—	—	—
Market risk benefit remeasurement (gains) losses	—	—	—	—	—	(758)	(758)
Interest credited to policyholder account balances	127	1,397	666	1	2,191	(6)	2,185
Capitalization of DAC	(19)	(40)	2	(6)	(63)	—	(63)
Amortization of DAC and VOBA	26	29	286	—	341	—	341
Interest expense on debt	1	5	5	85	96	—	96
Other expenses	2,819	447	839	1,230	5,335	(9)	5,326
Total expenses	21,770	7,640	6,967	1,310	37,687	(744)	36,943
Provision for income tax expense (benefit)	100	580	514	(505)	689	(160)	529
Adjusted earnings	$368	$2,216	$2,028	$(245)	4,367
Adjustments to:
Total revenues					(1,556)
Total expenses					744
Provision for income tax (expense) benefit					160
Net income (loss)					$3,715		$3,715
__________________
(1)Net investment income from equity method invested assets represents 5%, 26% and 28% of segment net investment income for the Group Benefits, RIS and MetLife Holdings segments, respectively.
MLIC - 41

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company’s segments, as well as Corporate & Other:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Life insurance	$14,721	$14,809	$15,396
Accident & health insurance	10,460	10,111	9,493
Annuities	2,412	9,346	4,386
Other	462	434	403
Total	$28,055	$34,700	$29,678
Substantially all of the Company’s consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.
Revenues derived from one RIS customer were $8.1 billion for the year ended December 31, 2022, which represented 23%, of consolidated premiums, universal life and investment-type product policy fees and other revenues. The revenue was from a single premium received for a pension risk transfer. Revenues derived from one Group Benefits customer were $3.6 billion, $3.8 billion and $3.9 billion for the years ended December 31, 2023, 2022 and 2021, respectively, which represented 13%, 11% and 13% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2023, 2022 or 2021.
3. Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies. These liabilities are comprised of traditional and limited-payment contracts and associated DPLs, additional insurance liabilities, participating life and short-duration contracts.
The LDTI transition adjustments related to traditional and limited-payment contracts, DPLs, and additional insurance liabilities, as well as the associated ceded recoverables, as described in Note 1, were as follows at the Transition Date:
MLIC - 42

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)

	RIS Annuities	MetLife Holdings Long-Term Care	MetLife Holdings Participating Life	Other Long-Duration	Short-Duration and Other	Total
	(In millions)
Balance, future policy benefits, at December 31, 2020	$54,535	$14,281	$45,349	$9,625	$10,131	$133,921
Removal of additional insurance liabilities for separate presentation (1)	(4)	—	—	(2,925)	—	(2,929)
Subtotal - pre-adoption balance, excluding additional liabilities	54,531	14,281	45,349	6,700	10,131	130,992
Removal of related amounts in AOCI	(5,571)	(1,210)	—	(54)	—	(6,835)
Adjustment of future policy benefits to remeasure cohorts where net premiums exceed gross premiums under the modified retrospective approach	41	—	—	48	—	89
Effect of remeasurement of future policy benefits to an upper-medium grade discount rate	15,011	8,270	—	1,927	—	25,208
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	(4,747)	—	—	(47)	—	(4,794)
Removal of remeasured deferred profit liabilities for separate presentation (1)	(2,413)	—	—	(250)	—	(2,663)
Balance, traditional and limited-payment contracts, at January 1, 2021	$56,852	$21,341	$45,349	$8,324	$10,131	$141,997

Balance, deferred profit liabilities at January 1, 2021	$2,413	$—	$—	$250	$—	$2,663

Balance, ceded recoverables on traditional and limited-payment contracts at December 31, 2020	$203	$—		$752		$955
Effect of remeasurement of the ceded recoverable to an upper-medium grade discount rate	135	—		268		403
Adjustments for loss contracts (with net premiums in excess of gross premiums) under the modified retrospective approach	—	—		32		32
Adjustments for the cumulative effect of adoption on ceded recoverables on traditional and limited-payment contract	6	—		20		26
Balance ceded recoverables on traditional and limited-payment contracts at January 1, 2021	$344	$—		$1,072		$1,416
__________________
(1)LDTI requires separate disaggregated rollforwards of the additional insurance liabilities balance and the traditional and limited-payment FPBs. Therefore, the additional insurance liabilities and DPL amounts that are recorded in the FPB financial statement line item are removed to derive the opening balance of traditional and limited-payment contracts at the Transition Date.
MLIC - 43

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)

	MetLife Holdings Universal and Variable Universal Life	Other Long-Duration	Total
	(In millions)
Additional insurance liabilities at December 31, 2020	$1,478	$1,451	$2,929
Reclassification of carrying amount of contracts and contract features that are market risk benefits	—	(1,447)	(1,447)
Adjustments for the cumulative effect of adoption on additional insurance liabilities	36	—	36
Additional insurance liabilities at January 1, 2021	$1,514	$4	$1,518

Ceded recoverables on additional insurance liabilities at December 31, 2020	$554	$—	$554
Adjustments for the cumulative effect of adoption on ceded recoverables on additional insurance liabilities	9	—	9
Ceded recoverables on additional insurance liabilities at January 1, 2021	$563	$—	$563

Balance, traditional and limited-payment contracts, at January 1, 2021			$141,997
Balance, deferred profit liabilities at January 1, 2021			2,663
Balance, additional insurance liabilities at January 1, 2021			1,518
Total future policy benefits at January 1, 2021			$146,178
The Company’s future policy benefits on the consolidated balance sheets was as follows at:

	December 31,
	2023	2022
	(In millions)
Traditional and Limited-Payment Contracts:
RIS - Annuities	$48,695	$47,990
MetLife Holdings - Long-term care	15,240	13,845
Deferred Profit Liabilities:
RIS - Annuities	3,000	2,699
Additional Insurance Liabilities:
MetLife Holdings - Universal and variable universal life	1,841	1,641
MetLife Holdings - Participating life	43,586	44,434
Other long-duration (1)	6,605	6,297
Short-duration and other	10,215	10,008
Total	$129,182	$126,914
__________________
(1) This balance represents liabilities for various smaller product lines across all segments.
Rollforwards - Traditional and Limited-Payment Contracts
The following information about the direct and assumed liability for future policy benefits includes disaggregated rollforwards of expected future net premiums and expected future benefits. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. The adjusted balance in each disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforwards and accompanying financial information do not include a reduction for amounts ceded to reinsurers, except with respect to ending net liability for future policy benefits balances where applicable. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MLIC - 44

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
RIS - Annuities
The RIS segment’s annuity products include pension risk transfers, certain structured settlements and certain institutional income annuities, which are mainly single premium spread-based products. Information regarding these products was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$—	$—	$—

Balance at January 1, at original discount rate	$—	$—	$—
Effect of changes in cash flow assumptions (1)	—	—	—
Effect of actual variances from expected experience (2)	(44)	—	—
Adjusted balance	(44)	—	—
Issuances	1,607	8,326	3,370
Net premiums collected	(1,563)	(8,326)	(3,370)
Balance at December 31, at original discount rate	—	—	—
Balance at December 31, at current discount rate at balance sheet date	$—	$—	$—

Present Value of Expected Future Policy Benefits
Balance at January 1, at current discount rate at balance sheet date	$48,190	$54,172	$55,778

Balance at January 1, at original discount rate	$49,194	$42,453	$40,767
Effect of changes in cash flow assumptions (1)	(193)	(99)	(112)
Effect of actual variances from expected experience (2)	(411)	(136)	(183)
Adjusted balance	48,590	42,218	40,472
Issuances	1,642	8,427	3,419
Interest accrual	2,377	2,182	2,098
Benefit payments	(4,618)	(3,633)	(3,536)
Balance at December 31, at original discount rate	47,991	49,194	42,453
Effect of changes in discount rate assumptions	895	(1,004)	11,719
Balance at December 31, at current discount rate at balance sheet date	48,886	48,190	54,172

Cumulative amount of fair value hedging adjustments	(191)	(200)	727
Net liability for future policy benefits	48,695	47,990	54,899
Less: Reinsurance recoverables	—	—	312
Net liability for future policy benefits, net of reinsurance	$48,695	$47,990	$54,587

Undiscounted - Expected future benefit payments	$93,959	$95,493	$80,524
Discounted - Expected future benefit payments (at current discount rate at balance sheet date)	$48,886	$48,190	$54,172
Weighted-average duration of the liability	9 years	9 years	12 years
Weighted-average interest accretion (original locked-in) rate	5.0%	4.9%	5.2%
Weighted-average current discount rate at balance sheet date	5.1%	5.5%	2.9%
__________________
(1)    For the years ended December 31, 2023 and 2021, the net effect of changes in cash flow assumptions was largely offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $136 million and $95 million, respectively. For the year ended December 31, 2022, the net effect of changes in cash flow assumptions was more than offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $113 million.
MLIC - 45

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
(2)    For the year ended December 31, 2023, the net effect of actual variances from expected experience was largely offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $269 million. For the year ended December 31, 2022, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $51 million. For the year ended December 31, 2021, the net effect of actual variances from expected experience was more than offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $188 million.
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB for the RIS segment’s annuity products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate mortality assumptions.
For each of the years ended December 31, 2023, 2022 and 2021, the net effect of changes in cash flow assumptions was primarily driven by updates in biometric assumptions related to mortality.
For the year ended December 31, 2023, the net effect of actual variances from expected experience was primarily driven by favorable mortality, an amendment of an affiliated reinsurance treaty and model refinements. For the years ended December 31, 2022 and 2021, the net effect of actual variances from expected experience was primarily driven by favorable mortality.
When single premium annuity contracts are issued, the FPB reserve is required to be measured at an upper-medium grade discount rate. Due to differences between the upper-medium grade discount rate and pricing assumptions used to determine the contractual premium, the initial FPB reserve at issue for a particular cohort may be greater than the contractual premium received, and the difference must be recognized as an immediate loss at issue. On these cohorts, future experience that differs from expected experience and changes in cash flow assumptions result in the recognition of remeasurement gains and losses with net remeasurement gains limited to the amount of the original loss at issue, after which any favorable experience is deferred and recorded within the DPL. For the year ended December 31, 2022, the Company incurred a loss at issue of $91 million and recognized a net remeasurement gain of $8 million attributable to cohorts with no DPL or where the DPL was depleted during the year.
MLIC - 46

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
MetLife Holdings - Long-term Care
The MetLife Holdings segment’s long-term care products offer protection against potentially high costs of long-term health care services. Information regarding these products was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$5,775	$7,058	$7,142

Balance at January 1, at original discount rate	$5,807	$5,699	$5,516
Effect of changes in cash flow assumptions	(152)	272	270
Effect of actual variances from expected experience	199	120	183
Adjusted balance	5,854	6,091	5,969
Interest accrual	294	298	287
Net premiums collected	(582)	(582)	(557)
Balance at December 31, at original discount rate	5,566	5,807	5,699
Effect of changes in discount rate assumptions	121	(32)	1,359
Balance at December 31, at current discount rate at balance sheet date	$5,687	$5,775	$7,058

Present Value of Expected Future Policy Benefits
Balance at January 1, at current discount rate at balance sheet date	$19,619	$27,627	$28,483

Balance at January 1, at original discount rate	$20,165	$19,406	$18,586
Effect of changes in cash flow assumptions	(190)	301	276
Effect of actual variances from expected experience	223	115	188
Adjusted balance	20,198	19,822	19,050
Interest accrual	1,070	1,043	998
Benefit payments	(774)	(700)	(642)
Balance at December 31, at original discount rate	20,494	20,165	19,406
Effect of changes in discount rate assumptions	433	(546)	8,221
Balance at December 31, at current discount rate at balance sheet date	20,927	19,619	27,627
Other adjustments	—	1	—
Net liability for future policy benefits	$15,240	$13,845	$20,569

Undiscounted:
Expected future gross premiums	$10,603	$11,201	$11,404
Expected future benefit payments	$45,016	$45,872	$45,835
Discounted (at current discount rate at balance sheet date):
Expected future gross premiums	$7,139	$7,200	$9,049
Expected future benefit payments	$20,927	$19,619	$27,627
Weighted-average duration of the liability	15 years	15 years	18 years
Weighted -average interest accretion (original locked-in) rate	5.4%	5.5%	5.5%
Weighted-average current discount rate at balance sheet date	5.2%	5.6%	3.0%
MLIC - 47

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB reserve for long-term care products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, current upper-medium grade discount rate at the balance sheet date and best estimate assumptions. The best estimate assumptions include mortality, lapse, incidence, claim utilization, claim cost inflation, claim continuance, and premium rate increases.
For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in policyholder behavior assumptions related to claim utilization experience, which lowered the expected cost of care. This was partially offset by updates in biometric assumptions associated with an increase in incidence rates. For the year ended December 31, 2022, the net effect of changes in cash flow assumptions was primarily driven by updates in operational assumptions related to inflation, which increased the expected cost of care.
For the year ended December 31, 2021, the net effect of actual variances from expected experience was primarily driven by a model refinement resulting in unfavorable claim utilization expectations, largely offset by higher than expected claim terminations and mortality.
Rollforward - Additional Insurance Liabilities
The Company establishes additional insurance liabilities for annuitization, death or other insurance benefits for universal life and variable universal life contract features where the Company guarantees to the contractholder either a secondary guarantee or a guaranteed paid-up benefit. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met.
The following information about the direct liability for additional insurance liabilities includes a disaggregated rollforward. The products grouped within the rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. The adjusted balance in each disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MLIC - 48

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
MetLife Holdings
The MetLife Holdings segment’s universal life and variable universal life products offer a contract feature where the Company guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit. Information regarding these additional insurance liabilities was as follows:

	Years Ended December 31,
	2023	2022	2021
	Universal and Variable Universal Life
	(Dollars in millions)
Balance, at January 1	$1,642	$1,623	$1,514
Less: AOCI adjustment	(63)	66	78
Balance, at January 1, before AOCI adjustment	1,705	1,557	1,436
Effect of changes in cash flow assumptions	26	18	—
Effect of actual variances from expected experience	16	31	13
Adjusted balance	1,747	1,606	1,449
Assessments accrual	91	90	100
Interest accrual	90	82	75
Excess benefits paid	(73)	(73)	(67)
Balance, at December 31, before AOCI adjustment	1,855	1,705	1,557
Add: AOCI adjustment	(14)	(63)	66
Balance, at December 31	1,841	1,642	1,623
Less: Reinsurance recoverables	1,841	627	605
Balance, at December 31, net of reinsurance	$—	$1,015	$1,018

Weighted-average duration of the liability	17 years	18 years	18 years
Weighted-average interest accretion rate	5.2%	5.2%	5.2%
Significant Methodologies and Assumptions
Liabilities for ULSG and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments.
The guaranteed benefits are estimated over a range of scenarios. The significant assumptions used in estimating the ULSG and paid-up guarantee liabilities are investment income, mortality, lapses, and premium payment pattern and persistency. In addition, projected earned rate and crediting rates are used to project the account values and excess death benefits and assessments. The discount rate is equal to the crediting rate for each annual cohort and is locked-in at inception.
MLIC - 49

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
The Company’s gross premiums or assessments and interest expense recognized in the consolidated statements of operations and comprehensive income (loss) for long-duration contracts, excluding MetLife Holdings’ participating life contracts, were as follows:

	Years Ended December 31,
	2023		2022		2021
	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)
	(In millions)
Traditional and Limited-Payment Contracts:
RIS - Annuities	$1,584	$2,377	$8,353	$2,182	$3,383	$2,098
MetLife Holdings - Long-term care	731	776	734	745	736	711
Deferred Profit Liabilities:
RIS - Annuities	N/A	144	N/A	136	N/A	132
Additional Insurance Liabilities:
MetLife Holdings - Universal and variable universal life	452	90	470	82	535	75
Other long-duration	887	304	821	301	1,131	304
Total	$3,654	$3,691	$10,378	$3,446	$5,785	$3,320
__________________
(1) Gross premiums are related to traditional and limited-payment contracts and are included in premiums. Assessments are related to additional insurance liabilities and are included in universal life and investment-type product policy fees and net investment income.
(2) Interest expense is included in policyholder benefits and claims.
Participating Business
Participating business represented 2% and 3% of the Company’s life insurance in-force at December 31, 2023 and 2022, respectively. Participating policies represented 11%, 13% and 14% of gross traditional life insurance premiums for the years ended December 31, 2023, 2022 and 2021, respectively.
Liabilities for Unpaid Claims and Claim Expenses
The following is information about incurred and paid claims development by segment at December 31, 2023. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. The information about incurred and paid claims development prior to 2023 is presented as supplementary information.
MLIC - 50

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Group Benefits
Group Life - Term

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2023
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(Dollars in millions)
2014	$6,986	$6,919	$6,913	$6,910	$6,914	$6,919	$6,920	$6,918	$6,920	$6,921	$1	216,354
2015		7,040	7,015	7,014	7,021	7,024	7,025	7,026	7,026	7,028	1	219,102
2016			7,125	7,085	7,095	7,104	7,105	7,104	7,107	7,109	2	221,155
2017				7,432	7,418	7,425	7,427	7,428	7,428	7,432	2	264,341
2018					7,757	7,655	7,646	7,650	7,651	7,652	2	252,744
2019						7,935	7,900	7,907	7,917	7,914	4	254,564
2020							8,913	9,367	9,389	9,384	11	299,634
2021								10,555	10,795	10,777	23	332,964
2022									9,640	9,653	44	331,022
2023										9,584	1,198	263,329
Total										83,454
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(80,287)
All outstanding liabilities for incurral years prior to 2014, net of reinsurance										20
Total unpaid claims and claim adjustment expenses, net of reinsurance										$3,187

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(In millions)
2014	$5,428	$6,809	$6,858	$6,869	$6,902	$6,912	$6,915	$6,916	$6,917	$6,919
2015		5,524	6,913	6,958	6,974	7,008	7,018	7,022	7,024	7,027
2016			5,582	6,980	7,034	7,053	7,086	7,096	7,100	7,106
2017				5,761	7,292	7,355	7,374	7,400	7,414	7,427
2018					6,008	7,521	7,578	7,595	7,629	7,646
2019						6,178	7,756	7,820	7,853	7,898
2020							6,862	9,103	9,242	9,296
2021								8,008	10,476	10,640
2022									7,101	9,399
2023										6,929
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$80,287
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2023:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Life - Term	76.3%	21.1%	0.9%	0.3%	0.5%	0.2%	0.1%	—%	—%	—%
MLIC - 51

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Group Long-Term Disability

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2023
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(Dollars in millions)
2014	$1,076	$1,077	$1,079	$1,101	$1,109	$1,098	$1,097	$1,081	$1,078	$1,071	$—	22,854
2015		1,082	1,105	1,093	1,100	1,087	1,081	1,067	1,086	1,078	—	21,218
2016			1,131	1,139	1,159	1,162	1,139	1,124	1,123	1,086	—	17,974
2017				1,244	1,202	1,203	1,195	1,165	1,181	1,101	—	16,329
2018					1,240	1,175	1,163	1,147	1,170	1,102	—	15,215
2019						1,277	1,212	1,169	1,177	1,103	—	15,408
2020							1,253	1,223	1,155	1,100	—	15,773
2021								1,552	1,608	1,477	9	19,557
2022									1,641	1,732	46	18,006
2023										1,725	793	10,994
Total										12,575
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(6,295)
All outstanding liabilities for incurral years prior to 2014, net of reinsurance										1,477
Total unpaid claims and claim adjustment expenses, net of reinsurance										$7,757

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(In millions)
2014	$51	$266	$428	$526	$609	$677	$732	$778	$818	$850
2015		50	264	427	524	601	665	718	764	801
2016			49	267	433	548	628	696	750	769
2017				56	290	476	579	655	719	718
2018					54	314	497	594	666	663
2019						57	342	522	620	621
2020							59	355	535	560
2021								95	505	620
2022									76	609
2023										84
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$6,295
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2023:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Long-Term Disability	5.0%	24.0%	14.9%	8.3%	6.0%	4.8%	3.7%	3.4%	3.6%	3.0%
MLIC - 52

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Significant Methodologies and Assumptions
Group Life - Term and Group Long-Term Disability incurred but not paid (“IBNP”) liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.
An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.
For Group Life - Term, first year incurred claims and allocated loss adjustment expenses decreased in 2023 compared to the 2022 incurral year due to the decline in COVID-19 related death claims. For Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2023 compared to 2022 incurral year due to the growth in the size of the business.
The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term Disability are updated annually to reflect emerging trends in claim experience.
Certain of the Group Life - Term customers have experience-rated contracts, whereby the group sponsor participates in the favorable and/or adverse claim experience, including favorable and/or adverse prior year development. Claim experience adjustments on these contracts are not reflected in the foregoing incurred and paid claim development tables, but are instead reflected as an increase (adverse experience) or decrease (favorable experience) to premiums on the consolidated statements of operations.
Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.
The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.7 billion and $6.5 billion at December 31, 2023 and 2022, respectively. Using interest rates ranging from 3% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.3 billion and $1.2 billion at December 31, 2023 and 2022, respectively. The amount of interest accretion recognized was $516 million, $461 million and $518 million for the years ended December 31, 2023, 2022 and 2021, respectively. These amounts were reflected in policyholder benefits and claims.
For Group Life - Term, claims were based upon individual death claims. For Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.
The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product’s continued protection feature; however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.
The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.
MLIC - 53

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Claim Adjustment Expenses
The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

	December 31, 2023
	(In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
Group Benefits:
Group Life - Term	$3,187
Group Long-Term Disability	7,757
Total		$10,944
Other insurance lines - all segments combined		894
Total unpaid claims and allocated claims adjustment expenses, net of reinsurance		11,838

Reinsurance recoverables on unpaid claims:
Group Benefits:
Group Life - Term	8
Group Long-Term Disability	272
Total		280
Other insurance lines - all segments combined		31
Total reinsurance recoverable on unpaid claims		311
Total unpaid claims and allocated claims adjustment expense		12,149
Discounting		(1,325)
Liability for unpaid claims and claim adjustment liabilities - short-duration		10,824
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines		785
Total liability for unpaid claims and claim adjustment expense (included in future policy benefits and other policy-related balances)		$11,609

MLIC - 54

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$11,300	$10,820	$9,791
Less: Reinsurance recoverables	1,633	1,857	1,209
Net balance at January 1,	9,667	8,963	8,582
Incurred related to:
Current year	19,983	19,997	19,876
Prior years (1)	14	359	567
Total incurred	19,997	20,356	20,443
Paid related to:
Current year	(14,484)	(14,439)	(15,331)
Prior years	(5,311)	(5,213)	(4,731)
Total paid	(19,795)	(19,652)	(20,062)
Net balance at December 31,	9,869	9,667	8,963
Add: Reinsurance recoverables	1,740	1,633	1,857
Balance at December 31,	$11,609	$11,300	$10,820
______________
(1)For the year ended December 31, 2023, incurred claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year. For the years ended December 31, 2022 and 2021, incurred claims and claim adjustment expenses include expenses associated with prior years but reported in 2022 and 2021 which contain impacts related to the COVID-19 pandemic, partially offset by additional premiums recorded for experience-rated contracts that are not reflected in the table above.
MLIC - 55

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Policyholder Account Balances
The Company establishes liabilities for PABs, which are generally equal to the account value, and which includes accrued interest credited, but excludes the impact of any applicable charge that may be incurred upon surrender.
The LDTI transition adjustments related to PABs, as described in Note 1, were as follows at the Transition Date:

	Group Benefits Group Life	RIS Capital Markets Investment Products and Stable Value GICs	RIS Annuities and Risk Solutions	MetLife Holdings Annuities	Other	Total
	(In millions)
Balance at December 31, 2020	$7,585	$60,641	$5,316	$15,012	$8,081	$96,635
Reclassification of carrying amounts of contracts and contract features that are market risk benefits	—	—	(1)	(494)	—	(495)
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	—	—	4,747	—	47	4,794
Balance at January 1, 2021	$7,585	$60,641	$10,062	$14,518	$8,128	$100,934
The Company’s PABs on the consolidated balance sheets were as follows at:

	December 31, 2023	December 31, 2022
	(In millions)
Group Benefits - Group Life	$7,605	$7,954
RIS:
Capital Markets Investment Products and Stable Value GICs	58,554	58,508
Annuities and Risk Solutions	10,650	10,244
MetLife Holdings - Annuities	10,888	12,598
Other	16,197	14,103
Total	$103,894	$103,407
MLIC - 56

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Rollforwards
The following information about the direct and assumed liability for PABs includes year-to-date disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. Policy charges presented in each disaggregated rollforward reflect a premium and/or assessment based on the account balance.
Group Benefits
Group Life
The Group Benefits segment’s group life PABs predominantly consist of retained asset accounts, universal life products, and the fixed account of variable life insurance products. Information regarding this liability was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$7,954	$7,889	$7,585
Deposits	3,227	3,227	3,444
Policy charges	(635)	(612)	(589)
Surrenders and withdrawals	(3,121)	(2,680)	(2,667)
Benefit payments	(12)	(10)	(9)
Net transfers from (to) separate accounts	—	(2)	(1)
Interest credited	192	142	126
Balance at December 31,	$7,605	$7,954	$7,889

Weighted-average annual crediting rate	2.5%	1.8%	1.6%

At period end:
Cash surrender value	$7,543	$7,900	$7,837
Net amount at risk, excluding offsets from reinsurance:
In the event of death (1)	$250,033	$244,638	$238,062
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 57

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The Group Benefits segment’s group life product account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$863	$4,558	$5,421
Equal to or greater than 2% but less than 4%	1,196	9	62	2	1,269
Equal to or greater than 4%	727	1	43	34	805
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	110
Total	$1,923	$10	$968	$4,594	$7,605

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$899	$4,471	$236	$5,606
Equal to or greater than 2% but less than 4%	1,303	52	21	—	1,376
Equal to or greater than 4%	803	1	11	30	845
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	127
Total	$2,106	$952	$4,503	$266	$7,954

December 31, 2021
Equal to or greater than 0% but less than 2%	$5,228	$132	$—	$131	$5,491
Equal to or greater than 2% but less than 4%	1,374	50	23	—	1,447
Equal to or greater than 4%	793	—	—	29	822
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	129
Total	$7,395	$182	$23	$160	$7,889
MLIC - 58

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
RIS
Capital Markets Investment Products and Stable Value GICs
The RIS segment’s capital markets investment products and stable value GICs in PABs are investment-type products, mainly funding agreements.
In addition, the Company has entered into funding agreements with FHLBNY and a subsidiary of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. (“Farmer Mac”). The PAB balances for FHLBNY funding agreements were $13.0 billion and $13.5 billion at December 31, 2023 and 2022, respectively. These advances are collateralized by residential mortgage-backed securities (“RMBS”) with an estimated fair value of $15.9 billion at both December 31, 2023 and 2022. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY. The PAB balances for the Farmer Mac funding agreements were $2.1 billion at both December 31, 2023 and 2022. The obligations under the Farmer Mac funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The carrying value of such collateral was $2.2 billion and $2.1 billion at December 31, 2023 and 2022, respectively.
Information regarding the RIS segment’s capital markets investment products and stable value GICs in PABs was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$58,508	$58,495	$60,641
Deposits	62,605	74,689	72,504
Surrenders and withdrawals	(65,444)	(75,129)	(75,079)
Interest credited	1,907	1,190	885
Effect of foreign currency translation and other, net	978	(737)	(456)
Balance at December 31,	$58,554	$58,508	$58,495

Weighted-average annual crediting rate	3.3%	2.1%	1.5%
Cash surrender value at period end	$1,583	$1,706	$1,571
MLIC - 59

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The RIS segment’s capital markets investment products and stable value GICs account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$1	$2,621	$2,622
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	55,932
Total	$—	$—	$1	$2,621	$58,554

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$1	$3,053	$3,054
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	55,454
Total	$—	$—	$1	$3,053	$58,508

December 31, 2021
Equal to or greater than 0% but less than 2%	$—	$632	$3,542	$10	$4,184
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	54,311
Total	$—	$632	$3,542	$10	$58,495
MLIC - 60

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Annuities and Risk Solutions
The RIS segment’s annuities and risk solutions PABs include certain structured settlements and institutional income annuities, and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. Information regarding this liability was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$10,244	$10,009	$10,062
Deposits	850	912	754
Policy charges	(160)	(135)	(108)
Surrenders and withdrawals	(215)	(176)	(444)
Benefit payments	(547)	(555)	(570)
Net transfers from (to) separate accounts	53	(1)	10
Interest credited	427	396	388
Other	(2)	(206)	(83)
Balance at December 31,	$10,650	$10,244	$10,009

Weighted-average annual crediting rate	4.2%	4.0%	4.0%

At period end:
Cash surrender value	$6,798	$6,365	$5,637
Net amount at risk, excluding offsets from ceded reinsurance:
In the event of death (1)	$33,148	$33,908	$32,158
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 61

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The RIS segment’s annuities and risk solutions account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$20	$1,490	$1,510
Equal to or greater than 2% but less than 4%	249	34	7	432	722
Equal to or greater than 4%	3,607	—	165	5	3,777
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	4,641
Total	$3,856	$34	$192	$1,927	$10,650

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$64	$1,201	$1,265
Equal to or greater than 2% but less than 4%	301	39	40	375	755
Equal to or greater than 4%	3,657	122	1	4	3,784
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	4,440
Total	$3,958	$161	$105	$1,580	$10,244

December 31, 2021
Equal to or greater than 0% but less than 2%	$—	$—	$114	$490	$604
Equal to or greater than 2% but less than 4%	258	36	41	469	804
Equal to or greater than 4%	3,650	126	1	5	3,782
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	4,819
Total	$3,908	$162	$156	$964	$10,009
MLIC - 62

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
MetLife Holdings
Annuities
The MetLife Holdings segment’s annuity PABs primarily includes fixed deferred annuities, the fixed account portion of variable annuities, certain income annuities, and embedded derivatives related to equity-indexed annuities. Information regarding this liability was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$12,598	$13,692	$14,518
Deposits	172	229	274
Policy charges	(12)	(13)	(13)
Surrenders and withdrawals	(1,916)	(1,453)	(1,341)
Benefit payments	(408)	(406)	(404)
Net transfers from (to) separate accounts	72	198	237
Interest credited	359	375	394
Other	23	(24)	27
Balance at December 31,	$10,888	$12,598	$13,692

Weighted-average annual crediting rate	3.1%	2.9%	2.9%

At period end:
Cash surrender value	$10,181	$11,688	$12,554
Net amount at risk, excluding offsets from ceded reinsurance (1):
In the event of death (2)	$2,821	$4,354	$1,119
At annuitization or exercise of other living benefits (3)	$646	$917	$538
__________________
(1)Includes amounts for certain variable annuities recorded as PABs with the related guarantees recorded as MRBs which are disclosed in “MetLife Holdings – Annuities” in Note 5.
(2)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(3)For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.
MLIC - 63

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The MetLife Holdings segment’s annuities account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$36	$307	$378	$252	$973
Equal to or greater than 2% but less than 4%	1,033	7,197	454	202	8,886
Equal to or greater than 4%	426	145	27	—	598
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	431
Total	$1,495	$7,649	$859	$454	$10,888

December 31, 2022
Equal to or greater than 0% but less than 2%	$934	$4	$8	$16	$962
Equal to or greater than 2% but less than 4%	9,381	892	186	12	10,471
Equal to or greater than 4%	593	43	—	—	636
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	529
Total	$10,908	$939	$194	$28	$12,598

December 31, 2021
Equal to or greater than 0% but less than 2%	$1,066	$7	$14	$11	$1,098
Equal to or greater than 2% but less than 4%	10,671	299	192	1	11,163
Equal to or greater than 4%	623	40	—	—	663
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	768
Total	$12,360	$346	$206	$12	$13,692
5. Market Risk Benefits
The Company establishes liabilities for variable annuity contract features which include a minimum benefit guarantee that provides to the contractholder a minimum return based on their initial deposit less withdrawals. In some cases, the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets.
The LDTI transition adjustments related to MRB liabilities, as described in Note 1, were as follows at the Transition Date:

	MetLife Holdings Annuities	Other	Total
	(In millions)
Direct and assumed MRB liabilities at December 31, 2020	$—	$—	$—
Reclassification of carrying amounts of contracts and contract features that are market risk benefits	1,882	1	1,883
Adjustments for the cumulative effect of changes in nonperformance risk between contract issue date and Transition Date	(9)	(17)	(26)
Adjustments for the difference between the fair value of the MRB balance, excluding the cumulative effect of changes in nonperformance risk, and the historical carrying value	4,728	204	4,932
Direct and assumed MRB liabilities at January 1, 2021	$6,601	$188	$6,789
MLIC - 64

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
The Company’s MRB assets and MRB liabilities on the consolidated balance sheets were as follows at:

	December 31,
	2023			2022
	Asset	Liability	Net	Asset	Liability	Net
	(In millions)
MetLife Holdings - Annuities	$156	$2,858	$2,702	$153	$3,224	$3,071
Other	21	20	(1)	21	46	25
Total	$177	$2,878	$2,701	$174	$3,270	$3,096
Rollforwards
The following information about the direct liability for MRBs includes a disaggregated rollforward. The products grouped within this rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business.
MetLife Holdings - Annuities
The MetLife Holdings segment’s variable annuity products offer contract features where the Company guarantees to the contractholder a minimum benefit, which includes guaranteed minimum death benefits (“GMDBs”) and living benefit guarantees. The GMDB contract features include return of premium, which provides a return of the purchase payment upon death, annual step-up and roll-up and step-up combinations. The living benefit guarantees contract features primarily include guaranteed minimum income benefits (“GMIBs”), which provide a minimum accumulation of purchase payments that can be annuitized to receive a monthly income stream, and guaranteed minimum withdrawal benefits (“GMWBs”), which provide a series of withdrawals, provided that withdrawals in a contract year do not exceed a contractual limit. Information regarding MetLife Holdings annuity products was as follows:
MLIC - 65

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$3,071	$5,715	$6,601

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$3,164	$6,017	$6,610
Attributed fees collected	315	316	320
Benefit payments	(57)	(42)	(41)
Effect of changes in interest rates	(156)	(3,584)	(524)
Effect of changes in capital markets	(734)	896	(934)
Effect of changes in equity index volatility	(120)	41	20
Actual policyholder behavior different from expected behavior	115	3	(46)
Effect of changes in future expected policyholder behavior and other assumptions (1)	9	(317)	557
Effect of foreign currency translation and other, net (2)	219	72	399
Effect of changes in risk margin	(14)	(238)	(344)
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	2,741	3,164	6,017
Cumulative effect of changes in the instrument-specific credit risk	(39)	(93)	(302)
Balance at December 31,	$2,702	$3,071	$5,715

At period end:
Net amount at risk, excluding offsets from hedging (3):
In the event of death (4)	$2,821	$4,354	$1,119
At annuitization or exercise of other living benefits (5)	$646	$917	$538
Weighted-average attained age of contractholders:
In the event of death (4)	70 years	69 years	70 years
At annuitization or exercise of other living benefits (5)	70 years	69 years	67 years
__________________
(1)    For the year ended December 31, 2022, the effect of changes in future expected policyholder behavior and other assumptions was primarily driven by changes in policyholder behavior assumptions relating to projected annuitizations for variable annuities.
(2)    Included is the covariance impact from aggregating the market observable inputs, mostly driven by interest rate and capital market volatility.
(3)    Includes amounts for certain variable annuities guarantees recorded as MRBs on contracts also recorded as PABs which are disclosed in “MetLife Holdings – Annuities” in Note 4.
(4)    For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(5)    For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.

MLIC - 66

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
Significant Methodologies and Assumptions
The Company issues GMDBs, GMWBs, guaranteed minimum accumulation benefits (“GMABs”) and GMIBs that typically meet the definition of MRBs, which are measured in aggregate, as one compound MRB, at estimated fair value separately from the variable annuity contract, with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI.
The Company calculates the fair value of these MRBs, which is estimated as the present value of projected future benefits minus the present value of projected attributed fees, using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the MRB over multiple risk neutral stochastic scenarios using observable risk-free rates.
Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience. See Note 12 for additional information on significant unobservable inputs.
The valuation of these MRBs includes a nonperformance risk adjustment and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.’s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.
Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions at annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.
These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including changes in interest rates, equity indices, market volatility and foreign currency exchange rates; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, impact the estimated fair value of the guarantees and affect net income, and changes in nonperformance risk of the Company affect OCI.
MLIC - 67

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
Other
In addition to the disaggregated MRB product rollforward above, the Company offers other products with guaranteed minimum benefit features. These MRBs are measured at estimated fair value with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI. See Note 12 for additional information on significant unobservable inputs used in the fair value measurement of MRBs. Information regarding these product liabilities was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$25	$286	$188

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$34	$322	$205
Attributed fees collected	2	2	2
Effect of changes in interest rates	(9)	(156)	(63)
Effect of changes in capital markets	—	(2)	(5)
Actual policyholder behavior different from expected behavior	(26)	(5)	(4)
Effect of changes in future expected policyholder behavior and other assumptions	1	(2)	63
Effect of foreign currency translation and other, net	—	(125)	124
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	2	34	322
Cumulative effect of changes in the instrument-specific credit risk	(3)	(9)	(36)
Balance at December 31,	$(1)	$25	$286
6. Separate Accounts
Separate account assets consist of investment accounts established and maintained by the Company. The investment objectives of these assets are directed by the contractholder. An equivalent amount is reported as separate account liabilities. These accounts are reported separately from the general account assets and liabilities.
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $54.7 billion and $52.4 billion at December 31, 2023 and 2022, respectively, for which the contractholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the contractholder which totaled $28.5 billion and $36.8 billion at December 31, 2023 and 2022, respectively. The latter category consisted primarily of GICs. The average interest rate credited on these contracts was 2.6% and 2.5% at December 31, 2023 and 2022, respectively.
Separate Account Liabilities
The Company’s separate account liabilities on the consolidated balance sheets were as follows at:

	December 31, 2023	December 31, 2022
	(In millions)
RIS:
Stable Value and Risk Solutions	$35,562	$43,249
Annuities	11,659	11,694
MetLife Holdings - Annuities	29,162	28,443
Other	6,814	5,855
Total	$83,197	$89,241
Rollforwards
The following information about the separate account liabilities includes disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business.
MLIC - 68

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
The separate account liabilities are primarily comprised of the following: RIS stable value and risk solutions contracts, RIS annuities participating and non-participating group contracts and MetLife Holdings variable annuities.
The balances of and changes in separate account liabilities were as follows:

	RIS Stable Value and Risk Solutions	RIS Annuities	MetLife Holdings Annuities
	(In millions)
Balance, January 1, 2021	$58,704	$21,895	$40,755
Premiums and deposits	3,411	944	298
Policy charges	(263)	(35)	(788)
Surrenders and withdrawals	(8,170)	(2,457)	(4,454)
Benefit payments	(137)	—	(500)
Investment performance	400	1,189	5,023
Net transfers from (to) general account	(41)	30	(237)
Other	487	(274)	(1)
Balance, December 31, 2021	$54,391	$21,292	$40,096
Premiums and deposits	4,329	1,233	266
Policy charges	(263)	(25)	(665)
Surrenders and withdrawals	(5,882)	(7,481)	(2,906)
Benefit payments	(108)	—	(431)
Investment performance	(4,492)	(2,823)	(7,722)
Net transfers from (to) general account	57	(56)	(199)
Other (1)	(4,783)	(446)	4
Balance, December 31, 2022	$43,249	$11,694	$28,443
Premiums and deposits	1,643	175	256
Policy charges	(232)	(21)	(608)
Surrenders and withdrawals	(11,087)	(944)	(2,942)
Benefit payments	(95)	—	(464)
Investment performance	2,241	774	4,548
Net transfers from (to) general account	(56)	3	(73)
Other	(101)	(22)	2
Balance, December 31, 2023	$35,562	$11,659	$29,162

Cash surrender value at December 31, 2021 (2)	$44,774	N/A	$39,855
Cash surrender value at December 31, 2022 (2)	$38,420	N/A	$28,292
Cash surrender value at December 31, 2023 (2)	$30,841	N/A	29,016
_____________
(1)    Other for RIS stable value and risk solutions primarily includes changes related to unsettled trades of mortgage-backed securities.
(2)    Cash surrender value represents the amount of the contractholders’ account balances distributable at the balance sheet date less policy loans and certain surrender charges.
MLIC - 69

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
Separate Account Assets
The Company’s aggregate fair value of assets, by major investment asset category, supporting separate account liabilities was as follows at:

	December 31, 2023
	Group Benefits	RIS	MetLife Holdings	Total
	(In millions)
Fixed maturity securities:
Bonds:
Foreign government	$—	$509	$—	$509
U.S. government and agency	—	9,603	—	9,603
Public utilities	—	1,066	—	1,066
Municipals	—	346	—	346
Corporate bonds:
Materials	—	143	—	143
Communications	—	883	—	883
Consumer	—	1,843	—	1,843
Energy	—	906	—	906
Financial	—	2,670	—	2,670
Industrial and other	—	757	—	757
Technology	—	541	—	541
Foreign	—	1,889	—	1,889
Total corporate bonds	—	9,632	—	9,632
Total bonds	—	21,156	—	21,156
Mortgage-backed securities	—	9,515	—	9,515
Asset-backed securities and collateralized loan obligations	—	2,341	—	2,341
Redeemable preferred stock	—	9	—	9
Total fixed maturity securities	—	33,021	—	33,021
Equity securities:
Common stock:
Industrial, miscellaneous and all other	—	2,338	—	2,338
Banks, trust and insurance companies	—	716	—	716
Public utilities	—	65	—	65
Non-redeemable preferred stock	—	—	—	—
Mutual funds	1,159	3,672	34,728	39,559
Total equity securities	1,159	6,791	34,728	42,678
Other invested assets	—	1,425	—	1,425
Total investments	1,159	41,237	34,728	77,124
Other assets	—	6,073	—	6,073
Total	$1,159	$47,310	$34,728	$83,197
MLIC - 70

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)

	December 31, 2022
	Group Benefits (1)	RIS (1)	MetLife Holdings	Total
	(In millions)
Fixed maturity securities:
Bonds:
Foreign government	$—	$588	$—	$588
U.S. government and agency	—	11,189	—	11,189
Public utilities	—	1,174	—	1,174
Municipals	—	475	—	475
Corporate bonds:
Materials	—	242	—	242
Communications	—	1,174	—	1,174
Consumer	—	2,365	—	2,365
Energy	—	861	—	861
Financial	—	3,495	—	3,495
Industrial and other	—	876	—	876
Technology	—	711	—	711
Foreign	—	2,451	—	2,451
Total corporate bonds	—	12,175	—	12,175
Total bonds	—	25,601	—	25,601
Mortgage-backed securities	—	12,202	—	12,202
Asset-backed securities and collateralized loan obligations	—	2,763	—	2,763
Redeemable preferred stock	—	4	—	4
Total fixed maturity securities	—	40,570	—	40,570
Equity securities:
Common stock:
Industrial, miscellaneous and all other	—	2,853	—	2,853
Banks, trust and insurance companies	—	586	—	586
Public utilities	—	94	—	94
Non-redeemable preferred stock	—	2	—	2
Mutual funds	988	3,367	33,231	37,586
Total equity securities	988	6,902	33,231	41,121
Other invested assets	2	1,634	—	1,636
Total investments	990	49,106	33,231	83,327
Other assets	—	5,914	—	5,914
Total	$990	$55,020	$33,231	$89,241
__________________
(1)See Note 2 for information on the reorganization of the Company’s segments.
MLIC - 71

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles
The transition adjustments related to DAC, VOBA, and UREV, as described in Note 1, were as follows at the Transition Date:

	Group Benefits (1)	RIS (1)	MetLife Holdings	Total
	(In millions)
DAC:
Balance at December 31, 2020	$278	$100	$2,248	$2,626
Removal of related amounts in AOCI	—	—	1,480	1,480
Other adjustments upon adoption of the LDTI standard	—	—	12	12
Balance at January 1, 2021	$278	$100	$3,740	$4,118

VOBA:
Balance at December 31, 2020	$—	$20	$3	$23
Removal of related amounts in AOCI	—	—	2	2
Balance at January 1, 2021	$—	$20	$5	$25

UREV:
Balance at December 31, 2020	$—	$22	$157	$179
Removal of related amounts in AOCI	—	—	—	—
Balance at January 1, 2021	$—	$22	$157	$179
__________________
(1)See Note 2 for information on the reorganization of the Company’s segments.
DAC and VOBA
Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

	Group Benefits (1)	RIS (1)	MetLife Holdings (2)	Corporate & Other	Total
	(In millions)
DAC:
Balance at January 1, 2021	$278	$100	$3,740	$—	$4,118
Capitalizations	19	40	(2)	6	63
Amortization	(25)	(28)	(281)	—	(334)
Balance at December 31, 2021	272	112	3,457	6	3,847
Capitalizations	18	51	—	120	189
Amortization	(26)	(26)	(237)	(6)	(295)
Balance at December 31, 2022	264	137	3,220	120	3,741
Capitalizations	18	46	(1)	55	118
Amortization	(27)	(28)	(224)	(17)	(296)
Other (3)	—	—	(272)	—	(272)
Balance at December 31, 2023	$255	$155	$2,723	$158	$3,291

Total DAC and VOBA:
Balance at December 31, 2021					$3,865
Balance at December 31, 2022					$3,757
Balance at December 31, 2023					$3,305
__________________
(1)See Note 2 for information on the reorganization of the Company’s segments.
MLIC - 72

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles (continued)
(2)Includes DAC balances primarily related to whole life, variable annuities, disability income, term life, long-term care, and universal life products.
(3)MetLife Holdings segment includes activity for total DAC ceded at the date of inception related to a reinsurance agreement. See Note 8 for further information on the transaction.
Significant Methodologies and Assumptions
The Company amortizes DAC and VOBA related to long-duration contracts over the estimated lives of the contracts in proportion to benefits in-force for RIS annuities and policy count for all other products. The amortization amount is calculated using the same cohorts as the corresponding liabilities on a quarterly basis, using an amortization rate that includes current period reporting experience and end of period persistency and longevity assumptions that are consistent with those used to measure the corresponding liabilities.
The Company amortizes DAC for short-duration contracts, which is primarily comprised of commissions and certain underwriting expenses, in proportion to actual and future earned premium over the applicable contract term.
Information regarding other intangibles was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
VODA and VOCRA:
Balance at January 1,	$99	$116	$135
Amortization	(15)	(17)	(19)
Balance at December 31,	$84	$99	$116
Accumulated amortization	$373	$358	$341
Unearned Revenue
Information regarding the Company’s UREV primarily related to universal life and variable universal life products by segment included in other policy-related balances was as follows:

	RIS (1)	MetLife Holdings	Total
	(In millions)
Balance at January 1, 2021	$22	$157	$179
Deferrals	3	49	52
Amortization	(4)	(11)	(15)
Balance at December 31, 2021	21	195	216
Deferrals	1	45	46
Amortization	(4)	(13)	(17)
Balance at December 31, 2022	18	227	245
Deferrals	2	33	35
Amortization	(4)	(14)	(18)
Other (2)	—	(241)	(241)
Balance at December 31, 2023	$16	$5	$21
__________________
(1)     See Note 2 for information on the reorganization of the Company’s segments.
(2)MetLife Holdings segment includes activity for total UREV ceded at the date of inception related to a reinsurance agreement. See Note 8 for further information on the transaction.
Significant Methodologies and Assumptions
UREV is amortized similarly to DAC and VOBA, see “— DAC and VOBA.”
MLIC - 73

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance
The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance by accepting risk from affiliates and nonaffiliates.
Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid. Cessions under reinsurance agreements do not discharge the Company’s obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in “— Fixed Maturity Securities AFS – Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 10.
Group Benefits
For its Group Benefits segment, the Company generally retains most of the risk, with the exception of its Group Term Life business and certain client arrangements.
The Company reinsures an 80% quota share of its Group Term Life business and a 50% quota share of its Group Dental business for capital management purposes. The majority of the Company’s other reinsurance activity within this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling. The risks ceded under these agreements are generally quota shares of group life and disability policies. The cessions vary and the Company may cede up to 100% of all the risks of these policies.
RIS
The Company’s RIS segment has engaged in reinsurance activities on an opportunistic basis. Also, the Company assumes certain group annuity contracts issued in connection with pension risk transfers from an affiliate.
MetLife Holdings
For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. In 2023, the Company reinsured an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities to a third party on a 100% quota share basis.
Catastrophe Coverage
The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. For its Group Benefits segment, the Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks. For its other segments, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
MLIC - 74

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Reinsurance Recoverables
The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2023 and 2022, were not significant.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.4 billion and $1.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2023 and 2022, respectively.
At December 31, 2023, the Company had $9.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $8.9 billion, or 93%, were with the Company’s five largest unaffiliated ceded reinsurers, including $925 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2022, the Company had $2.0 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.6 billion, or 80%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.1 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.
The Company has reinsured, with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit liability with the deposit recoverable.
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:
MLIC - 75

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums
Direct premiums	$25,027	$31,265	$23,005
Reinsurance assumed	847	872	4,121
Reinsurance ceded	(1,156)	(948)	(938)
Net premiums	$24,718	$31,189	$26,188
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,019	$2,079	$2,173
Reinsurance assumed	(17)	30	(16)
Reinsurance ceded	(338)	(292)	(283)
Net universal life and investment-type product policy fees	$1,664	$1,817	$1,874
Other revenues
Direct other revenues	$1,025	$1,025	$1,066
Reinsurance assumed	125	54	13
Reinsurance ceded	523	615	537
Net other revenues	$1,673	$1,694	$1,616
Policyholder benefits and claims
Direct policyholder benefits and claims	$26,768	$33,433	$26,322
Reinsurance assumed	708	856	3,962
Reinsurance ceded	(1,326)	(1,156)	(1,200)
Net policyholder benefits and claims	$26,150	$33,133	$29,084
Policyholder liability remeasurement (gains) losses
Direct policyholder liability remeasurement (gains) losses	$(87)	$43	$(19)
Reinsurance assumed	(48)	(39)	31
Reinsurance ceded	(15)	(15)	(12)
Net policyholder liability remeasurement (gains) losses	$(150)	$(11)	$—
Market risk benefits remeasurement (gains) losses
Direct market risk benefits remeasurement (gains) losses	$(701)	$(3,389)	$(758)
Reinsurance assumed	(2)	10	—
Reinsurance ceded	—	—	—
Net market risk benefits remeasurement (gains) losses	$(703)	$(3,379)	$(758)
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances	$3,276	$2,418	$2,157
Reinsurance assumed	354	109	43
Reinsurance ceded	(28)	(18)	(15)
Net interest credited to policyholder account balances	$3,602	$2,509	$2,185
Other expenses
Direct other expenses	$5,365	$5,026	$4,551
Reinsurance assumed	280	97	162
Reinsurance ceded	140	580	987
Net other expenses	$5,785	$5,703	$5,700
MLIC - 76

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2023				2022
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$3,287	$736	$24,213	$28,236	$2,952	$1,302	$16,537	$20,791
Market risk benefits	170	7	—	177	167	7	—	174
Deferred policy acquisition costs and value of business acquired	3,628	158	(481)	3,305	3,860	120	(223)	3,757
Total assets	$7,085	$901	$23,732	$31,718	$6,979	$1,429	$16,314	$24,722
Liabilities
Future policy benefits	$125,885	$3,297	$—	$129,182	$123,335	$3,579	$—	$126,914
Policyholder account balances	94,825	9,069	—	103,894	97,162	6,245	—	103,407
Market risk benefits	2,863	15	—	2,878	3,255	15	—	3,270
Other policy-related balances	8,186	384	(281)	8,289	7,596	358	(23)	7,931
Other liabilities	7,800	2,112	13,807	23,719	8,718	2,160	13,617	24,495
Total liabilities	$239,559	$14,877	$13,526	$267,962	$240,066	$12,357	$13,594	$266,017
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in the above table are deposit assets on reinsurance of $14.3 billion and $11.6 billion at December 31, 2023 and 2022, respectively. Also, included in the table above are deposit liabilities on reinsurance of $1.5 billion and $1.7 billion at December 31, 2023 and 2022, respectively.
In November 2023, the Company completed a risk transfer transaction with a subsidiary of Global Atlantic Financial Group, a retirement and life insurance company, to reinsure an in-force block of universal life, variable universal life, universal life with secondary guarantees, and fixed annuities, which are reported in the MetLife Holdings segment. The Company entered into a reinsurance agreement on a coinsurance basis for the general account products and on a modified coinsurance basis for the separate account products. The Company recorded reinsurance recoverables and deposit receivables of $7.5 billion at December 31, 2023 reported in premiums, reinsurance and other receivables. At inception of the agreement, in addition to recording the amount recoverable, the Company i) transferred to the reinsurer $7.2 billion of assets primarily consisting of fixed maturity securities AFS and mortgage loans supporting the general account liabilities reduced by a $1.7 billion pre-tax ceding commission, ii) retained $4.5 billion separate account assets under the modified coinsurance arrangement and iii) recorded the net cost of reinsurance of $240 million within other liabilities, related to universal life, variable universal life and universal life with secondary guarantees reinsured. The net cost of reinsurance will be amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts in policyholder benefits and claims.
As part of this transaction, an affiliate entered into investment advisory and other agreements with a subsidiary of Global Atlantic Financial Group to serve as the investment manager for certain of the transferred general account assets. With certain exceptions, the agreements contemplate a term of five years.
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including MetLife Reinsurance Company of Charleston (“MRC”), MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance Company (“MTL”), Superior Vision Insurance, Inc. and MetLife Insurance K.K., all of which are related parties.
MLIC - 77

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums
Reinsurance assumed	$(19)	$7	$3,237
Reinsurance ceded	(372)	(139)	(114)
Net premiums	$(391)	$(132)	$3,123
Universal life and investment-type product policy fees
Reinsurance assumed	$4	$—	$1
Reinsurance ceded	(6)	(4)	(9)
Net universal life and investment-type product policy fees	$(2)	$(4)	$(8)
Other revenues
Reinsurance assumed	$91	$78	$(11)
Reinsurance ceded	471	472	505
Net other revenues	$562	$550	$494
Policyholder benefits and claims
Reinsurance assumed	$(121)	$52	$3,141
Reinsurance ceded	(310)	(142)	(146)
Net policyholder benefits and claims	$(431)	$(90)	$2,995
Policyholder liability remeasurement (gains) losses
Reinsurance assumed	$(40)	$(47)	$10
Reinsurance ceded	(11)	(9)	(2)
Net policyholder liability remeasurement (gains) losses	$(51)	$(56)	$8
Interest credited to policyholder account balances
Reinsurance assumed	$344	$97	$31
Reinsurance ceded	(11)	(12)	(12)
Net interest credited to policyholder account balances	$333	$85	$19
Other expenses
Reinsurance assumed	$239	$36	$89
Reinsurance ceded	220	651	1,065
Net other expenses	$459	$687	$1,154
MLIC - 78

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2023		2022
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$164	$11,302	$723	$11,303
Deferred policy acquisition costs and value of business acquired	158	(160)	120	(164)
Total assets	$322	$11,142	$843	$11,139
Liabilities
Future policy benefits	$2,236	$—	$2,484	$—
Policyholder account balances	9,040	—	6,216	—
Other policy-related balances	65	(35)	61	(23)
Other liabilities	957	10,267	910	10,380
Total liabilities	$12,298	$10,232	$9,671	$10,357
Effective April 1, 2021, the Company, through its wholly-owned subsidiary, Missouri Reinsurance, Inc. (“MoRe”), entered into an agreement to assume certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis from MTL. The significant reinsurance effects to the Company were primarily in future policy benefits of $2.2 billion and $2.4 billion and other invested assets of $2.8 billion and $3.0 billion at December 31, 2023 and 2022, respectively. Also, the Company recorded policyholder benefits and claims of ($130) million, $50 million and $3.1 billion and other expenses of $194 million, $24 million and $89 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivatives related to the funds withheld associated with this reinsurance agreement are included within other liabilities and were ($39) million and ($28) million at December 31, 2023 and 2022, respectively. Net derivative gains (losses) associated with these embedded derivatives were $11 million, $59 million and $15 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Certain contractual features of the closed block agreement with MRC qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and was ($265) million and ($423) million at December 31, 2023 and 2022, respectively. Net derivative gains (losses) associated with the embedded derivative were ($158) million, $1.5 billion and $341 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $822 million and $757 million of unsecured affiliated reinsurance recoverable balances at December 31, 2023 and 2022, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in the above table are deposit assets on affiliated reinsurance of $9.6 billion and $9.7 billion at December 31, 2023 and 2022, respectively. Also, included in the table above are deposit liabilities on affiliated reinsurance of $764 million and $874 million at December 31, 2023 and 2022, respectively.
MLIC - 79

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block
On April 7, 2000 (the “Demutualization Date”), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company’s plan of reorganization, as amended (the “Plan of Reorganization”). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.
The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.
The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force.
If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.
At least annually, management performs a premium deficiency test using best estimate assumptions to determine whether the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits. The most recent deficiency test demonstrated that the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits.
Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon policy count within the closed block.
MLIC - 80

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.
Information regarding the liabilities and assets designated to the closed block was as follows at:

	December 31,
	2023	2022
	(In millions)
Closed Block Liabilities
Future policy benefits	$36,142	$37,222
Other policy-related balances	319	273
Policyholder dividends payable	174	181
Other liabilities	668	455
Total closed block liabilities	37,303	38,131
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	19,939	19,648
Mortgage loans	6,151	6,564
Policy loans	3,960	4,084
Real estate and real estate joint ventures	668	635
Other invested assets	506	705
Total investments	31,224	31,636
Cash and cash equivalents	717	437
Accrued investment income	383	375
Premiums, reinsurance and other receivables	54	52
Current income tax recoverable	3	88
Deferred income tax asset	312	423
Total assets designated to the closed block	32,693	33,011
Excess of closed block liabilities over assets designated to the closed block	4,610	5,120
AOCI:
Unrealized investment gains (losses), net of income tax	(820)	(1,357)
Unrealized gains (losses) on derivatives, net of income tax	130	262
Total amounts included in AOCI	(690)	(1,095)
Maximum future earnings to be recognized from closed block assets and liabilities	$3,920	$4,025
Information regarding the closed block policyholder dividend obligation was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$—	$1,682	$2,969
Change in unrealized investment and derivative gains (losses)	—	(1,682)	(1,287)
Balance at December 31,	$—	$—	$1,682
MLIC - 81

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Information regarding the closed block revenues and expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Revenues
Premiums	$922	$1,104	$1,298
Net investment income	1,362	1,382	1,541
Net investment gains (losses)	7	(51)	(36)
Net derivative gains (losses)	—	33	18
Total revenues	2,291	2,468	2,821
Expenses
Policyholder benefits and claims	1,706	1,890	2,150
Policyholder dividends	366	458	626
Other expenses	86	90	96
Total expenses	2,158	2,438	2,872
Revenues, net of expenses before provision for income tax expense (benefit)	133	30	(51)
Provision for income tax expense (benefit)	28	6	(11)
Revenues, net of expenses and provision for income tax expense (benefit)	$105	$24	$(40)
Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.
10. Investments
See Note 12 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities and collateralized loan obligations (“ABS & CLO”), certain structured investment transactions and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
MLIC - 82

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans and broadly syndicated bank loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”

	December 31,
	2023					2022
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		Allowance for Credit Loss	Gains	Losses			Allowance for Credit Loss	Gains	Losses
	(In millions)
U.S. corporate	$52,479	$(62)	$1,126	$3,050	$50,493	$55,280	$(28)	$649	$4,811	$51,090
Foreign corporate	27,520	(2)	536	2,839	25,215	28,328	(3)	206	4,538	23,993
U.S. government and agency	23,100	—	243	2,283	21,060	24,409	—	333	2,384	22,358
RMBS	20,700	(1)	228	1,979	18,948	21,539	—	177	2,383	19,333
ABS & CLO	12,049	(6)	30	432	11,641	12,639	—	9	812	11,836
Municipals	6,429	—	318	428	6,319	7,880	—	256	672	7,464
CMBS	6,387	(11)	28	570	5,834	6,691	(15)	7	640	6,043
Foreign government	3,416	(50)	156	227	3,295	3,711	(68)	140	324	3,459
Total fixed maturity securities AFS	$152,080	$(132)	$2,665	$11,808	$142,805	$160,477	$(114)	$1,777	$16,564	$145,576
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2023:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$4,011	$24,416	$27,330	$57,073	$39,118	$151,948
Estimated fair value	$3,949	$23,787	$26,459	$52,187	$36,423	$142,805
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
MLIC - 83

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2023				2022
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$3,537	$95	$25,752	$2,924	$34,358	$3,953	$3,383	$856
Foreign corporate	714	64	16,982	2,775	16,834	3,350	3,977	1,188
U.S. government and agency	4,322	228	9,980	2,055	13,489	1,895	2,756	489
RMBS	1,470	37	12,813	1,941	11,622	1,280	4,585	1,103
ABS & CLO	937	20	8,250	410	7,725	499	3,009	313
Municipals	262	10	2,102	418	3,526	616	133	56
CMBS	587	23	4,096	542	4,376	426	1,254	213
Foreign government	431	12	1,452	212	1,803	209	306	115
Total fixed maturity securities AFS	$12,260	$489	$81,427	$11,277	$93,733	$12,228	$19,403	$4,333
Investment grade	$11,499	$453	$77,325	$10,849	$88,059	$11,710	$17,470	$3,897
Below investment grade	761	36	4,102	428	5,674	518	1,933	436
Total fixed maturity securities AFS	$12,260	$489	$81,427	$11,277	$93,733	$12,228	$19,403	$4,333
Total number of securities in an unrealized loss position	1,679		8,441		10,688		2,110
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell, including transfers in connection with reinsurance transactions, a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MLIC - 84

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL decreased $4.8 billion for the year ended December 31, 2023 to $11.8 billion primarily due to interest rate volatility, narrowing credit spreads, impairments in connection with a reinsurance transaction and, to a lesser extent, the strengthening of foreign currencies on certain non-functional currency denominated fixed maturity securities.
As shown above, most of the gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater at December 31, 2023 relate to investment grade securities. These unrealized losses are principally due to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
As of December 31, 2023, $428 million of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater on below investment grade securities were concentrated in the transportation, consumer and communications sectors within corporate securities and in foreign government securities. These unrealized losses are the result of significantly wider credit spreads resulting from higher
MLIC - 85

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

risk premiums since purchase, largely due to economic and market uncertainty and, with respect to fixed-rate securities, rising interest rates since purchase.
At December 31, 2023, the Company did not intend to sell its securities in an unrealized loss position without an ACL, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Therefore, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2023.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Rollforward of Allowance for Credit Loss for Fixed Maturity Securities AFS By Sector
The rollforward of ACL for fixed maturity securities AFS by sector is as follows:

	U.S. Corporate	Foreign Corporate	Foreign Government	RMBS	ABS & CLO	CMBS	Total
Year Ended December 31, 2023	(In millions)
Balance at January 1,	$28	$3	$68	$—	$—	$15	$114
ACL not previously recorded	31	—	—	2	6	1	40
Changes for securities with previously recorded ACL	7	(1)	(2)	(1)	—	5	8
Securities sold or exchanged	(4)	—	(16)	—	—	(10)	(30)
Write-offs	—	—	—	—	—	—	—
Balance at December 31,	$62	$2	$50	$1	$6	$11	$132

	U.S. Corporate	Foreign Corporate	Foreign Government	RMBS	ABS & CLO	CMBS	Total
Year Ended December 31, 2022	(In millions)
Balance at January 1,	$30	$10	$—	$—	$—	$13	$53
ACL not previously recorded	13	12	103	—	—	2	130
Changes for securities with previously recorded ACL	17	3	(15)	—	—	—	5
Securities sold or exchanged	(10)	(22)	(20)	—	—	—	(52)
Write-offs	(22)	—	—	—	—	—	(22)
Balance at December 31,	$28	$3	$68	$—	$—	$15	$114
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2023		2022
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$37,129	59.3%	$37,196	59.4%
Agricultural	15,831	25.3	15,869	25.4
Residential	10,133	16.2	9,953	15.9
Total amortized cost	63,093	100.8	63,018	100.7
Allowance for credit loss	(509)	(0.8)	(448)	(0.7)
Total mortgage loans	$62,584	100.0%	$62,570	100.0%
MLIC - 86

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($720) million and ($717) million at December 31, 2023 and 2022, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2023 was $196 million, $166 million and $79 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2022 was $171 million, $147 million and $70 million, respectively.
Purchases of mortgage loans from unaffiliated parties, consisting primarily of residential mortgage loans, were $1.1 billion, $2.3 billion and $1.4 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
During the year ended December 31, 2023, the Company disposed of commercial mortgage loans with an amortized cost of $141 million in connection with a reinsurance transaction. The disposition resulted in a loss of $31 million for the year ended December 31, 2023.
The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2023, 2022 and 2021 was $22 million, $167 million and $277 million, respectively. In connection with the mortgage loan participations, the Company collected principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $536 million, $576 million and $1.0 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company acquires mortgage loans from its affiliated mortgage origination company. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan and mortgage secured loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2023, 2022 and 2021 was $2.1 billion, $4.8 billion and $4.7 billion, respectively. In connection with mortgage loan and mortgage secured loan participations, the affiliate collected principal and interest payments on the Company’s behalf and the affiliate remitted such payments to the Company in the amount of $2.5 billion, $2.6 billion and $1.9 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
During the second quarter of 2023, the Company assigned mortgage loans with a previously recorded amortized cost of $5.3 billion to its affiliated mortgage origination company. In connection with the assignment, this affiliate contemporaneously assumed the Company’s rights and obligations associated with the assigned mortgage loans. In exchange, the Company received $5.3 billion of mortgage secured loans from this affiliate, secured by the same mortgage loans assigned. As of December 31, 2023, the Company’s aggregate participation interests in affiliated mortgage secured loans included in commercial and agricultural mortgage loans was $13.1 billion.
During the years ended December 31, 2023 and 2022, the Company contributed commercial mortgage loans with an amortized cost of $14 million and $306 million, respectively, to joint ventures in anticipation of subsequent foreclosure or deed-in-lieu of foreclosure transactions. During the years ended December 31, 2023 and 2022, the joint ventures completed foreclosure or deed-in-lieu of foreclosure transactions on loans with an amortized cost of $35 million and $285 million, respectively. During the year ended December 31, 2023, no gains or losses were recognized on foreclosures or deed-in-lieu of foreclosures within joint ventures as the estimated fair value of the real estate collateralizing the foreclosures or deed-in-lieu of foreclosures approximated amortized cost. The real estate collateralizing the 2022 foreclosures or deed-in-lieu of foreclosures had an estimated fair value in excess of amortized cost. Therefore, during the year ended December 31, 2022, the Company recognized its pro rata share of $19 million within net investment gains (losses) upon consummation of the foreclosures or deed-in-lieu of foreclosures. See “— Real Estate and Real Estate Joint Ventures” for the carrying value of wholly-owned real estate acquired through foreclosure.
MLIC - 87

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2023				2022				2021
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$174	$105	$169	$448	$260	$79	$197	$536	$199	$97	$221	$517
Provision (release)	50	83	(22)	111	(3)	47	(20)	24	61	6	(25)	42
Initial credit losses on PCD loans (1)	—	—	—	—	—	—	—	—	—	—	3	3
Charge-offs, net of recoveries	(14)	(36)	—	(50)	(83)	(21)	(8)	(112)	—	(24)	(2)	(26)
Balance at December 31,	$210	$152	$147	$509	$174	$105	$169	$448	$260	$79	$197	$536
__________________
(1)Represents the initial credit losses on purchased mortgage loans accounted for as PCD.
Allowance for Credit Loss Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), such as collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MLIC - 88

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Commercial and Agricultural Mortgage Loan Portfolio Segments
Within each loan portfolio segment, commercial and agricultural loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
MLIC - 89

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

After commercial and agricultural mortgage loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that is not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company reverts to industry historical loss experience using a straight-line basis over one year.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Modifications to Borrowers Experiencing Financial Difficulty
The Company may modify mortgage loans to borrowers. Each mortgage loan modification is evaluated to determine whether the borrower was experiencing financial difficulties. Disclosed below are those modifications, in materially impacted segments, where the borrower was determined to be experiencing financial difficulties and the mortgage loans were modified by any of the following means: principal forgiveness, interest rate reduction, other-than-insignificant payment delay or term extension. The amount, timing and extent of modifications granted are considered in determining any ACL recorded. Mortgage loans are summarized as follows at:

	December 31, 2023
	Maturity Extension	Weighted Average Life Increase	% of Total BV
	Amortized Cost	Affected Loans (in Years)
	(Dollars in millions)
Commercial	$419	Less than one year	1.0%
For the year ended December 31, 2023, the Company did not have a significant amount of mortgage loans that were modified to borrowers experiencing financial difficulty that are not considered current.
MLIC - 90

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$1,609	$1,228	$1,795	$989	$1,980	$8,873	$2,698	$19,172	51.7%
65% to 75%	226	3,030	1,416	937	1,024	3,549	—	10,182	27.4
76% to 80%	—	359	227	111	843	996	—	2,536	6.8
Greater than 80%	31	587	723	611	659	2,628	—	5,239	14.1
Total	$1,866	$5,204	$4,161	$2,648	$4,506	$16,046	$2,698	$37,129	100.0%
DSCR:
> 1.20x	$1,309	$4,221	$3,777	$2,375	$3,963	$13,609	$2,698	$31,952	86.1%
1.00x - 1.20x	459	393	368	—	331	1,427	—	2,978	8.0
<1.00x	98	590	16	273	212	1,010	—	2,199	5.9
Total	$1,866	$5,204	$4,161	$2,648	$4,506	$16,046	$2,698	$37,129	100.0%
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$772	$1,985	$1,474	$1,977	$1,512	$5,596	$1,293	$14,609	92.3%
65% to 75%	22	82	201	126	24	489	118	1,062	6.7
76% to 80%	—	—	—	—	—	—	—	—	—
Greater than 80%	5	—	—	5	133	12	5	160	1.0
Total	$799	$2,067	$1,675	$2,108	$1,669	$6,097	$1,416	$15,831	100.0%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$243	$1,855	$880	$151	$565	$6,096	$—	$9,790	96.6%
Nonperforming (1)	1	32	15	8	32	255	—	343	3.4
Total	$244	$1,887	$895	$159	$597	$6,351	$—	$10,133	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure of $134 million and $143 million at December 31, 2023 and 2022, respectively.
LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of 100% was $1.0 billion, or 2%, of total commercial and agricultural mortgage loans at December 31, 2023.
Past Due and Nonaccrual Mortgage Loans
The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2023 and 2022. The Company defines delinquency consistent with industry practice,
MLIC - 91

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL by portfolio segment, were as follows:

	Past Due		Past Due and Still Accruing Interest		Nonaccrual
Portfolio Segment	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(In millions)
Commercial	$19	$—	$—	$—	$303	$158
Agricultural	40	120	—	18	206	131
Residential	343	428	—	—	343	429
Total	$402	$548	$—	$18	$852	$718
Real Estate and Real Estate Joint Ventures
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2023	2022	2023	2022	2021
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$1,594	$1,618	$171	$198	$209
Other real estate	506	487	287	243	186
Real estate joint ventures	6,590	6,311	(75)	308	180
Total real estate and real estate joint ventures	$8,690	$8,416	$383	$749	$575
The carrying value of wholly-owned real estate acquired through foreclosure was $190 million and $179 million at December 31, 2023 and 2022, respectively. Depreciation expense on real estate investments was $81 million, $86 million and $86 million for the years ended December 31, 2023, 2022 and 2021, respectively. Real estate investments were net of accumulated depreciation of $638 million and $566 million at December 31, 2023 and 2022, respectively.
Leases
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate, principally commercial real estate for office, apartment and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants’ revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:
MLIC - 92

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

	December 31,		Years Ended December 31,
	2023	2022	2023	2022	2021
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Office	$848	$797	$114	$74	$73
Apartment	324	328	23	34	40
Retail	280	298	23	35	44
Industrial	119	171	11	55	52
Land	23	24	—	—	—
Total leased real estate investments	$1,594	$1,618	$171	$198	$209
Future contractual receipts under operating leases at December 31, 2023 were $99 million in 2024, $101 million in 2025, $93 million in 2026, $84 million in 2027, $71 million in 2028, $223 million thereafter and, in total, were $671 million.
Other Invested Assets
Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 11), funds withheld (see Note 1), annuities funding structured settlement claims (see Note 1), affiliated investments (see “— Related Party Investment Transactions”), tax credit and renewable energy partnerships (see Note 1), FVO securities and equity securities (see “— FVO Securities and Equity Securities”), leveraged and direct financing leases (see Note 1), FHLBNY common stock (see “— Invested Assets on Deposit and Pledged as Collateral”), an operating joint venture (see Note 1) and COLI (see Note 1).
Tax Credit Partnerships
The carrying value of tax credit partnerships was $518 million and $749 million at December 31, 2023 and 2022, respectively. Losses from tax credit partnerships included within net investment income were $145 million, $175 million and $197 million for the years ended December 31, 2023, 2022 and 2021, respectively.
FVO Securities and Equity Securities
The following table presents FVO securities and equity securities by security type. Common stock includes common stock and certain mutual funds. FVO securities includes fixed maturity and equity securities to support asset and liability management strategies for certain insurance products and investments in certain separate accounts.

	December 31,
	2023			2022
	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value
Security Type
		(In millions)
FVO securities	$379	$367	$746	$673	$171	$844

Equity securities
Common stock	$118	$45	$163	$119	$47	$166
Non-redeemable preferred stock	177	7	184	77	(3)	74
Total equity securities	$295	$52	$347	$196	$44	$240
__________________
(1) Represents cumulative changes in estimated fair value, recognized in earnings, and not in OCI.
MLIC - 93

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $3.5 billion and $6.6 billion, principally at estimated fair value, at December 31, 2023 and 2022, respectively.
Concentrations of Credit Risk
There were no investments in any counterparty that were greater than 10% of the Company’s equity, other than the U.S. government and its agencies, at both December 31, 2023 and 2022.
Securities Lending Transactions and Repurchase Agreements
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2023			2022
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
			(In millions)
Securities lending	$5,528	$5,684	$5,565	$6,601	$6,773	$6,625
Repurchase agreements	$3,029	$2,975	$2,913	$3,176	$3,125	$3,057
__________________
(1)These securities were included within fixed maturity securities AFS, short-term investments and cash equivalents at December 31, 2023 and within fixed maturity securities AFS and short-term investments at December 31, 2022.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
Contractual Maturities
Contractual maturities of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2023					2022
	Remaining Maturities					Remaining Maturities
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by security type:
Securities lending:
U.S. government and agency	$943	$2,523	$2,218	$—	$5,684	$935	$4,233	$1,605	$—	$6,773

Repurchase agreements:
U.S. government and agency	$—	$2,975	$—	$—	$2,975	$—	$3,125	$—	$—	$3,125
________________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
MLIC - 94

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The securities lending and repurchase agreements reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities in the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2023	2022
	(In millions)
Invested assets on deposit (regulatory deposits)	$105	$98
Invested assets pledged as collateral (1)	21,177	20,612
Total invested assets on deposit and pledged as collateral	$21,282	$20,710
__________________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), derivative transactions (see Note 11) and secured debt (see Note 14).
See “— Securities Lending Transactions and Repurchase Agreements” for information regarding securities supporting securities lending transactions and repurchase agreements and Note 9 for information regarding investments designated to the closed block. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $637 million and $659 million, at redemption value, at December 31, 2023 and 2022, respectively.
Collectively Significant Equity Method Investments
The Company held equity method investments of $16.0 billion at December 31, 2023, comprised primarily of other limited partnership interests (private equity funds and hedge funds), real estate joint ventures (including real estate funds), tax credit and renewable energy partnerships and an operating joint venture. The Company’s maximum exposure to loss related to these equity method investments was limited to the carrying value of these investments plus $3.0 billion of unfunded commitments at December 31, 2023.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for two of the three most recent annual periods: 2022 and 2021.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities. Aggregate total assets of these entities totaled $991.6 billion and $1.0 trillion at December 31, 2023 and 2022, respectively. Aggregate total liabilities of these entities totaled $114.1 billion and $119.8 billion at December 31, 2023 and 2022, respectively. Aggregate net income (loss) of these entities totaled $24.7 billion, ($8.3) billion and $218.6 billion for the years ended December 31, 2023, 2022 and 2021, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
MLIC - 95

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity.
Consolidated VIEs
Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company’s obligation to the VIEs is limited to the amount of its committed investment.
The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

	December 31,
	2023		2022
Asset Type	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(In millions)
Real estate joint ventures	$1,427	$—	$1,357	$—
Mortgage loan joint ventures	171	—	147	—
Renewable energy partnership (primarily other invested assets)	65	—	76	—
Investment funds (primarily other invested assets)	61	—	98	—
Total	$1,724	$—	$1,678	$—

Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2023		2022
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$35,370	$35,370	$35,813	$35,813
Other limited partnership interests	7,319	9,452	7,299	9,716
Other invested assets	1,318	1,405	1,342	1,509
Real estate joint ventures	104	267	86	88
Total	$44,111	$46,494	$44,540	$47,126
__________________
(1)The maximum exposure to loss relating to fixed maturity securities AFS and FVO securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests (“OLPI”) and real estate joint ventures (“REJV”) is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company’s return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.
MLIC - 96

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
As described in Note 19, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2023, 2022 and 2021.
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2023	2022	2021
	(In millions)
Fixed maturity securities AFS	$7,492	$6,458	$6,101
Mortgage loans	3,302	2,615	2,661
Policy loans	294	288	292
Real estate and REJV	383	749	575
OLPI	191	433	3,161
Cash, cash equivalents and short-term investments	382	147	11
FVO securities	147	(143)	102
Operating joint venture	18	34	65
Equity securities	7	11	16
Other	297	410	142
Subtotal investment income	12,513	11,002	13,126
Less: Investment expenses	1,307	880	640
Net investment income	$11,206	$10,122	$12,486

Net Investment Income (“NII”) Information
Net realized and unrealized gains (losses) recognized in NII:
Net realized gains (losses) from sales and disposals (primarily Residential - FVO mortgage loans and FVO securities)	$—	$(13)	$22
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO securities and REJV)	216	(33)	168
Net realized and unrealized gains (losses) recognized in NII	$216	$(46)	$190

Changes in estimated fair value subsequent to purchase of FVO securities still held at the end of the respective periods and recognized in NII:	$140	$(145)	$77

Equity method investments NII (primarily REJV, OLPI, tax credit and renewable energy partnerships and an operating joint venture)	$51	$625	$3,235
MLIC - 97

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2023	2022	2021
	(In millions)
Fixed maturity securities AFS (1)	$(1,284)	$(851)	$(49)
Equity securities	5	6	40
Mortgage loans (1)	(174)	(42)	(34)
Real estate and REJV (excluding changes in estimated fair value)	102	561	568
OLPI (excluding changes in estimated fair value)	9	4	(15)
Other gains (losses)	18	72	109
Subtotal	(1,324)	(250)	619
Change in estimated fair value of OLPI and REJV	(6)	(14)	45
Non-investment portfolio gains (losses)	(45)	137	(12)
Subtotal	(51)	123	33
Net investment gains (losses)	$(1,375)	$(127)	$652

Transaction Type
Realized gains (losses) on investments sold or disposed	$(193)	$(146)	$579
Impairment (losses) (1)	(994)	(38)	(24)
Recognized gains (losses):
Change in allowance for credit loss recognized in earnings	(144)	(77)	(41)
Unrealized net gains (losses) recognized in earnings	1	(3)	150
Total recognized gains (losses)	(1,330)	(264)	664
Non-investment portfolio gains (losses)	(45)	137	(12)
Net investment gains (losses)	$(1,375)	$(127)	$652

Net Investment Gains (Losses) (“NIGL”) Information
Changes in estimated fair value subsequent to purchase of equity securities still held at the end of the respective periods and recognized in NIGL	$7	$8	$10

Other gains (losses) include:
Gains (losses) on disposed investments which were previously in a qualified cash flow hedge relationship	$(10)	$48	$91
Gains (losses) on leveraged leases and renewable energy partnerships	$26	$33	$12

Foreign currency gains (losses)	$(61)	$97	$62

Net Realized Investment Gains (Losses) From Sales and Disposals of Investments:
Recognized in NIGL	$(193)	$(146)	$579
Recognized in NII	—	(13)	22
Net realized investment gains (losses) from sales and disposals of investments	$(193)	$(159)	$601
__________________

MLIC - 98

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(1)Includes a net loss of $895 million during the year ended December 31, 2023 for investments disposed of in connection with a reinsurance transaction. The net loss was comprised of ($946) million of impairments and $82 million of realized gains on disposal for fixed maturity securities AFS, ($29) million of adjustments to mortgage loans, reflected as impairments, (calculated at lower of amortized cost or estimated fair value) and ($2) million of realized losses on disposal for mortgage loans. See Note 8 for further information on this reinsurance transaction.
Fixed Maturity Securities AFS and Equity Securities – Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
Fixed Maturity Securities AFS	2023	2022	2021
	(In millions)
Proceeds	$19,803	$42,903	$27,587
Gross investment gains	$354	$469	$232
Gross investment (losses)	(655)	(1,221)	(256)
Realized gains (losses) on sales and disposals	(301)	(752)	(24)
Net credit loss (provision) release (change in ACL recognized in earnings)	(18)	(61)	(1)
Impairment (losses)	(965)	(38)	(24)
Net credit loss (provision) release and impairment (losses)	(983)	(99)	(25)
Net investment gains (losses)	$(1,284)	$(851)	$(49)

Equity Securities
Realized gains (losses) on sales and disposals	$(2)	$(6)	$(61)
Unrealized net gains (losses) recognized in earnings	7	12	101
Net investment gains (losses)	$5	$6	$40
Related Party Investment Transactions
The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and real estate joint ventures to and from affiliates. Invested assets transferred were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$718	$472	$795
Amortized cost of invested assets transferred to affiliates	$756	$432	$776
Net investment gains (losses) recognized on transfers	$(38)	$40	$19
Estimated fair value of invested assets transferred from affiliates	$1,178	$497	$1,346
Estimated fair value of derivative liabilities transferred from affiliates	$—	$64	$—
MLIC - 99

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Recurring related party investments and related net investment income were as follows at and for the periods ended:

		December 31,		Years Ended December 31,
		2023	2022	2023	2022	2021
Investment Type/Balance Sheet Category	Related Party	Carrying Value		Net Investment Income
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$1,130	$1,207	$20	$16	$31
Affiliated investments (2)	American Life Insurance Company	—	100	1	1	2
Affiliated investments (3)	Metropolitan General Insurance Company	150	—	—	—	—
Other invested assets		$1,280	$1,307	$21	$17	$33
________________
(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2026 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.61% to 2.16%. In July 2023, ¥37.3 billion (the equivalent of $258 million) of 1.60% affiliated senior unsecured notes matured and were refinanced with ¥37.3 billion 2.16% affiliated senior unsecured notes due July 2030.
(2)Represents an affiliated surplus note which was prepaid in June 2023. The surplus note had an original maturity date in June 2025 and bore interest, payable semi-annually, at a rate per annum of 1.88%.
(3)Represents an investment in affiliated preferred stock with a dividend yield of 7.50% that will be cumulative and payable annually in arrears. The shares can be redeemed, at MetLife General Insurance Company’s option, after December 15, 2028.
The Company incurred investment advisory charges from an affiliate of $301 million, $272 million and $292 million for the years ended December 31, 2023, 2022, and 2021, respectively.
See “— Variable Interest Entities” for information on investments in affiliated real estate joint ventures and affiliated mortgage loan joint ventures.
See Note 8 “— Related Party Reinsurance Transactions” for information about affiliated funds withheld.
11. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 12 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.
MLIC - 100

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.
Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.
Synthetic GICs are contracts that simulate the performance of traditional GICs through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
MLIC - 101

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third-party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.
Equity Derivatives
The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.
Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.
MLIC - 102

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.
In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.
MLIC - 103

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2023			2022
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$4,443	$1,257	$508	$4,036	$1,353	$443
Foreign currency swaps	Foreign currency exchange rate	1,459	55	1	565	74	—
Subtotal		5,902	1,312	509	4,601	1,427	443
Cash flow hedges:
Interest rate swaps	Interest rate	3,789	1	246	3,739	7	239
Interest rate forwards	Interest rate	970	—	175	2,227	—	404
Foreign currency swaps	Foreign currency exchange rate	30,342	1,977	846	29,290	2,453	1,364
Subtotal		35,101	1,978	1,267	35,256	2,460	2,007
Total qualifying hedges		41,003	3,290	1,776	39,857	3,887	2,450
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	15,516	1,476	638	15,358	1,579	704
Interest rate floors	Interest rate	13,921	39	—	23,371	114	—
Interest rate caps	Interest rate	28,890	355	—	46,666	903	—
Interest rate futures	Interest rate	25	—	—	414	—	1
Interest rate options	Interest rate	39,226	361	27	39,712	434	36
Synthetic GICs	Interest rate	6,145	—	—	13,044	—	—
Foreign currency swaps	Foreign currency exchange rate	4,304	446	24	4,739	720	5
Foreign currency forwards	Foreign currency exchange rate	1,176	8	10	1,328	16	25
Credit default swaps — purchased	Credit	809	3	7	843	16	—
Credit default swaps — written	Credit	10,007	186	4	9,074	113	26
Equity futures	Equity market	941	3	—	1,063	2	—
Equity index options	Equity market	17,703	339	193	14,143	585	179
Equity variance swaps	Equity market	—	—	—	90	4	—
Equity total return swaps	Equity market	1,912	—	218	1,922	23	103
Total non-designated or nonqualifying derivatives		140,575	3,216	1,121	171,767	4,509	1,079
Total		$181,578	$6,506	$2,897	$211,624	$8,396	$3,529
Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2023 and 2022. The Company’s use of derivatives includes (i) derivatives that serve as macro hedges of the Company’s exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge MRBs that do not qualify for hedge accounting because the changes in estimated fair value of the MRBs are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.
MLIC - 104

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2023
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$(3)	$—	N/A	$—	$29	N/A
Hedged items	3	—	N/A	(26)	(31)	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(39)	—	N/A	—	20	N/A
Hedged items	38	—	N/A	—	(24)	N/A
Subtotal	(1)	—	N/A	(26)	(6)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(75)
Amount of gains (losses) reclassified from AOCI into income	50	87	—	—	—	(137)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	(177)
Amount of gains (losses) reclassified from AOCI into income	4	684	—	—	—	(688)
Foreign currency transaction gains (losses) on hedged items	—	(671)	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	1	—	—	—	(1)
Subtotal	54	101	—	—	—	(1,078)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(842)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(288)	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(22)	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	113	N/A	N/A	N/A
Equity derivatives (1)	(52)	N/A	(1,042)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	85	N/A	N/A	N/A
Subtotal	(52)	N/A	(1,996)	N/A	N/A	N/A
Earned income on derivatives	184	—	808	4	(145)	—
Synthetic GICs	N/A	N/A	17	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	(366)	N/A	N/A	N/A
Total	$185	$101	$(1,537)	$(22)	$(151)	$(1,078)
MLIC - 105

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$8	$—	N/A	$(959)	$(231)	N/A
Hedged items	(8)	—	N/A	905	226	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	105	—	N/A	—	—	N/A
Hedged items	(105)	—	N/A	—	—	N/A
Subtotal	—	—	N/A	(54)	(5)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(1,467)
Amount of gains (losses) reclassified from AOCI into income	59	51	—	—	—	(110)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	766
Amount of gains (losses) reclassified from AOCI into income	5	(417)	—	—	—	412
Foreign currency transaction gains (losses) on hedged items	—	411	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—	—
Subtotal	64	45	—	—	—	(399)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	3	N/A	(2,190)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	2	N/A	564	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	44	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	(66)	N/A	N/A	N/A
Equity derivatives (1)	29	N/A	491	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(300)	N/A	N/A	N/A
Subtotal	34	N/A	(1,457)	N/A	N/A	N/A
Earned income on derivatives	370	—	599	112	(120)	—
Synthetic GICs	N/A	N/A	—	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	1,610	N/A	N/A	N/A
Total	$468	$45	$752	$58	$(125)	$(399)
MLIC - 106

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2021
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$6	$—	N/A	$(372)	$(83)	N/A
Hedged items	(6)	—	N/A	327	78	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	49	—	N/A	—	—	N/A
Hedged items	(43)	—	N/A	—	—	N/A
Subtotal	6	—	N/A	(45)	(5)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(570)
Amount of gains (losses) reclassified from AOCI into income	57	87	—	—	—	(144)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	600
Amount of gains (losses) reclassified from AOCI into income	4	(229)	—	—	—	225
Foreign currency transaction gains (losses) on hedged items	—	227	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—	—
Subtotal	61	85	—	—	—	111
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	2	N/A	(1,523)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	264	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	2	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	23	N/A	N/A	N/A
Equity derivatives (1)	(1)	N/A	(1,308)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(65)	N/A	N/A	N/A
Subtotal	1	N/A	(2,607)	N/A	N/A	N/A
Earned income on derivatives	167	—	648	168	(121)	—
Synthetic GICs	N/A	N/A	—	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	330	—	N/A	N/A
Total	$235	$85	$(1,629)	$123	$(126)	$111
__________________
(1)Excludes earned income on derivatives.
MLIC - 107

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets/(Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets/(Liabilities) (1)
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(In millions)
Fixed maturity securities AFS	$120	$247	$1	$1
Mortgage loans	$345	$319	$(10)	$(18)
Future policy benefits	$(2,863)	$(2,816)	$191	$200
Policyholder account balances	$(1,844)	$(1,735)	$2	$80
__________________
(1)Includes ($113) million and ($136) million of hedging adjustments on discontinued hedging relationships at December 31, 2023 and 2022, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities; (iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $23 million, $25 million, and $6 million for the years ended December 31, 2023, 2022 and 2021, respectively.
At December 31, 2023 and 2022, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed five years and six years, respectively.
At December 31, 2023 and 2022, the balance in AOCI associated with cash flow hedges was $894 million and $2.0 billion, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2023, the Company expected to reclassify $210 million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.
MLIC - 108

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2023			2022
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3)	$—	$10	0.5	$1	$10	1.5
Credit default swaps referencing indices	80	3,831	2.7	79	4,251	3.4
Subtotal	80	3,841	2.7	80	4,261	3.4
Baa
Single name credit default swaps (3)	1	55	2.3	—	40	2.5
Credit default swaps referencing indices	102	5,982	5.6	13	4,598	5.9
Subtotal	103	6,037	5.5	13	4,638	5.8
Ba
Single name credit default swaps (3)	—	—	0.0	1	45	0.7
Credit default swaps referencing indices	2	25	3.0	2	25	4.0
Subtotal	2	25	3.0	3	70	1.9
B
Credit default swaps referencing indices	1	74	5.0	1	75	4.5
Subtotal	1	74	5.0	1	75	4.5
Caa
Credit default swaps referencing indices	(4)	30	2.5	(10)	30	3.5
Subtotal	(4)	30	2.5	(10)	30	3.5
Total	$182	$10,007	4.4	$87	$9,074	4.6
__________________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service (“Moody’s”), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.
MLIC - 109

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 12 for a description of the impact of credit risk on the valuation of derivatives.
MLIC - 110

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2023		2022
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$6,534	$2,892	$8,456	$3,499
OTC-cleared (1)	112	13	57	29
Exchange-traded	3	—	2	1
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	6,649	2,905	8,515	3,529
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(2,350)	(2,350)	(3,317)	(3,317)
OTC-cleared	(4)	(4)	(14)	(14)
Cash collateral: (3), (4)
OTC-bilateral	(2,872)	—	(4,044)	—
OTC-cleared	(105)	(1)	(18)	(1)
Securities collateral: (5)
OTC-bilateral	(1,283)	(542)	(1,078)	(182)
OTC-cleared	—	(8)	—	(14)
Exchange-traded	—	—	—	(1)
Net amount after application of master netting agreements and collateral	$35	$—	$44	$—
__________________
(1)At December 31, 2023 and 2022, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $143 million and $119 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of $8 million and $0, respectively.
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the central clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2023 and 2022, the Company received excess cash collateral of $154 million and $210 million, respectively, and provided excess cash collateral of $4 million and $1 million, respectively, which are not included in the table above due to the foregoing limitation.
MLIC - 111

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2023, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2023 and 2022, the Company received excess securities collateral with an estimated fair value of $286 million and $366 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2023 and 2022, the Company provided excess securities collateral with an estimated fair value of $1.1 billion and $934 million, respectively, for its OTC-bilateral derivatives, $495 million and $442 million, respectively, for its OTC-cleared derivatives, and $56 million and $96 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the Company’s netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody’s and S&P. If a party’s financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party’s reasonable valuation of the derivatives.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31,
	2023	2022
	Derivatives Subject to Financial Strength-Contingent Provisions
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$542	$182
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$896	$221
__________________
(1)After taking into consideration the existence of netting agreements.
MLIC - 112

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Embedded Derivatives
The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2023	2022
		(In millions)
Embedded derivatives within asset host contracts:
Assumed on affiliated reinsurance	Other invested assets	$41	$149
Funds withheld on affiliated reinsurance	Other invested assets	(26)	—
Total		$15	$149
Embedded derivatives within liability host contracts:
Assumed on affiliated reinsurance	Other liabilities	$104	$—
Funds withheld on affiliated reinsurance	Other liabilities	(304)	(450)
Fixed annuities with equity indexed returns	Policyholder account balances	163	141
Total		$(37)	$(309)
MLIC - 113

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MLIC - 114

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$41,718	$8,775	$50,493
Foreign corporate	—	16,875	8,340	25,215
U.S. government and agency	8,963	12,097	—	21,060
RMBS	3	17,616	1,329	18,948
ABS & CLO	—	10,109	1,532	11,641
Municipals	—	6,319	—	6,319
CMBS	—	5,499	335	5,834
Foreign government	—	3,281	14	3,295
Total fixed maturity securities AFS	8,966	113,514	20,325	142,805
Short-term investments	2,745	288	15	3,048
Other investments	76	77	1,317	1,470
Derivative assets: (1)
Interest rate	—	3,489	—	3,489
Foreign currency exchange rate	—	2,486	—	2,486
Credit	—	181	8	189
Equity market	3	332	7	342
Total derivative assets	3	6,488	15	6,506
Embedded derivatives within asset host contracts (4)	—	—	15	15
Market risk benefits	—	—	177	177
Separate account assets (2)	13,945	68,284	968	83,197
Total assets (3)	$25,735	$188,651	$22,832	$237,218
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$1,419	$175	$1,594
Foreign currency exchange rate	—	881	—	881
Credit	—	11	—	11
Equity market	—	411	—	411
Total derivative liabilities	—	2,722	175	2,897
Embedded derivatives within liability host contracts (4)	—	—	(37)	(37)
Market risk benefits	—	—	2,878	2,878
Separate account liabilities (2)	4	4	—	8
Total liabilities	$4	$2,726	$3,016	$5,746
MLIC - 115

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$43,147	$7,943	$51,090
Foreign corporate	—	17,203	6,790	23,993
U.S. government and agency	9,126	13,232	—	22,358
RMBS	4	17,804	1,525	19,333
ABS & CLO	—	10,329	1,507	11,836
Municipals	—	7,464	—	7,464
CMBS	—	5,702	341	6,043
Foreign government	—	3,444	15	3,459
Total fixed maturity securities AFS	9,130	118,325	18,121	145,576
Short-term investments	2,677	35	47	2,759
Other investments	246	212	1,022	1,480
Derivative assets: (1)
Interest rate	—	4,390	—	4,390
Foreign currency exchange rate	—	3,263	—	3,263
Credit	—	47	82	129
Equity market	2	605	7	614
Total derivative assets	2	8,305	89	8,396
Embedded derivatives within asset host contracts (4)	—	—	149	149
Market risk benefits	—	—	174	174
Separate account assets (2)	16,206	72,022	1,013	89,241
Total assets (3)	$28,261	$198,899	$20,615	$247,775
Liabilities
Derivative liabilities: (1)
Interest rate	$1	$1,421	$405	$1,827
Foreign currency exchange rate	—	1,394	—	1,394
Credit	—	11	15	26
Equity market	—	282	—	282
Total derivative liabilities	1	3,108	420	3,529
Embedded derivatives within liability host contracts (4)	—	—	(309)	(309)
Market risk benefits	—	—	3,270	3,270
Separate account liabilities (2)	8	15	18	41
Total liabilities	$9	$3,123	$3,399	$6,531
__________________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.
(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets. Separate account liabilities presented in the tables above represent derivative liabilities.
MLIC - 116

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(3)Total assets included in the fair value hierarchy exclude OLPI that are measured at estimated fair value using the net asset value (“NAV”) per share (or its equivalent) practical expedient. At December 31, 2023 and 2022, the estimated fair value of such investments was $48 million and $61 million, respectively.
(4)Embedded derivatives within asset host contracts are presented within other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within PABs and other liabilities on the consolidated balance sheets.
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based, in large part, on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g., cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.
MLIC - 117

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
U.S. government and agency securities, Municipals and Foreign government securities
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
MLIC - 118

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•
Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings; issuance structures, in addition to those described above for fixed maturities AFS. Other investments also include certain REJV and use the valuation approach and key inputs as described for OLPI below.

Separate account assets and Separate account liabilities (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		•	N/A
	•	quoted prices or reported NAV provided by the fund managers
OLPI
	•	N/A	Valued giving consideration to the underlying holdings of the partnerships and adjusting, if appropriate.
Key Inputs:
			•	liquidity; bid/ask spreads; performance record of the fund manager
			•	other relevant variables that may impact the exit value of the particular partnership interest
__________________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, OLPI, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. With respect to certain OTC-bilateral and OTC-cleared derivatives, management may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MLIC - 119

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The credit risk of both the counterparty and the Company is considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs:
This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.
Level 3 Valuation Approaches and Key Inputs:
These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit		Equity Market
Inputs common to Level 2 and Level 3 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves	•	swap yield curves
	•	basis curves	•	basis curves	•	credit curves	•	spot equity index levels
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates	•	dividend yield curves
			•	cross currency basis curves			•	equity volatility (1)

Level 3	•	swap yield curves (2)	•	swap yield curves (2)	•	swap yield curves (2)	•	dividend yield curves (2)
	•	basis curves (2)	•	basis curves (2)	•	credit curves (2)	•	equity volatility (1), (2)
	•	repurchase rates	•	cross currency basis curves (2)	•	credit spreads	•	correlation between model inputs (1)
	•	interest rate volatility (1), (2)	•	currency correlation	•	repurchase rates
					•	independent non-binding broker quotations
__________________
(1)Option-based only.
(2)Extrapolation beyond the observable limits of the curve(s).
MLIC - 120

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Embedded Derivatives
Embedded derivatives principally include equity-indexed annuity contracts and investment risk within funds withheld related to certain reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance and experience refund related to certain assumed reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the reinsurance liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their underlying host contracts, in other liabilities and other invested assets on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company’s actuarial department. The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.
Market Risk Benefits
See Note 5 for information on the Company’s valuation approaches and key inputs for MRBs.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
MLIC - 121

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2023				December 31, 2022				Impact of Increase in Input on Estimated Fair Value (2)
	Valuation Techniques		Significant Unobservable Inputs		Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	4	-	131	95	—	-	126	89	Increase
	•	Market pricing	•	Quoted prices (4)	—	-	110	93	20	-	107	92	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	—	-	112	93	—	-	106	93	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	78	-	101	94	74	-	101	91	Increase (5)
Derivatives
Interest rate	•	Present value techniques	•	Swap yield (6)	367	-	399	385	372	-	392	381	Increase (7)
Credit	•	Present value techniques	•	Credit spreads (8)	—	-	—	—	84	-	138	101	Decrease (7)
	•	Consensus pricing	•	Offered quotes (9)
Market Risk Benefits
Direct and assumed guaranteed minimum benefits	•	Option pricing techniques	•	Mortality rates:
				Ages 0 - 40	0.01%	-	0.13%	0.05%	0.01%	-	0.08%	0.05%	(10)
				Ages 41 - 60	0.05%	-	0.67%	0.22%	0.05%	-	0.43%	0.20%	(10)
				Ages 61 - 115	0.35%	-	100%	1.23%	0.34%	-	100%	1.44%	(10)
			•	Lapse rates:
				Durations 1 - 10	0.80%	-	20.10%	8.72%	0.50%	-	37.50%	8.96%	Decrease (11)
				Durations 11 - 20	3.10%	-	10.10%	4.34%	0.70%	-	35.75%	6.52%	Decrease (11)
				Durations 21 - 116	0.10%	-	10.10%	4.59%	1.60%	-	35.75%	2.89%	Decrease (11)
			•	Utilization rates	0.20%	-	22%	0.44%	0.20%	-	22%	0.38%	Increase (12)
			•	Withdrawal rates	0.25%	-	7.75%	4.47%	0.25%	-	10%	4.02%	(13)
			•	Long-term equity volatilities	16.37%	-	21.85%	18.55%	16.46%	-	22.01%	18.49%	Increase (14)
			•	Nonperformance risk spread	0.38%	-	0.70%	0.73%	0.34%	-	0.74%	0.75%	Decrease (15)
__________________
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for MRBs is determined based on a combination of account values and experience data.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For MRBs, changes to direct and assumed guaranteed minimum benefits are based on liability positions.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
(6)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.
MLIC - 122

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(7)Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.
(8)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.
(9)At December 31, 2023 and 2022, independent non-binding broker quotations were used in the determination of less than 1% and 1%, respectively, of the total net derivative estimated fair value.
(10)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs. For contracts that contain only a GMDB, any increase (decrease) in mortality rates result in an increase (decrease) in the estimated fair value of MRBs. Generally, for contracts that contain both a GMDB and a living benefit (e.g., GMIB, GMWB, GMAB), any increase (decrease) in mortality rates result in a decrease (increase) in the estimated fair value of MRBs.
(11)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(12)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract’s withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(13)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the MRB. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.
(14)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(15)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRBs.
All other classes of securities classified within Level 3, including those within Other investments, Separate account assets, and Embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in “— Nonrecurring Fair Value Measurements.”
MLIC - 123

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Short-term Investments
	(In millions)
Balance, January 1, 2022	$14,935	$4,600	$12	$2
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(25)	38	(37)	—
Total realized/unrealized gains (losses) included in AOCI	(3,334)	(356)	6	—
Purchases (3)	3,168	750	—	47
Sales (3)	(1,231)	(795)	(2)	(2)
Issuances (3)	—	—	—	—
Settlements (3)	—	—	—	—
Transfers into Level 3 (4)	1,614	204	45	—
Transfers out of Level 3 (4)	(394)	(1,068)	(9)	—
Balance, December 31, 2022	14,733	3,373	15	47
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(46)	(2)	2	—
Total realized/unrealized gains (losses) included in AOCI	881	44	(3)	1
Purchases (3)	3,402	268	—	15
Sales (3)	(1,673)	(609)	—	(48)
Issuances (3)	—	—	—	—
Settlements (3)	—	—	—	—
Transfers into Level 3 (4)	221	195	—	—
Transfers out of Level 3 (4)	(403)	(73)	—	—
Balance, December 31, 2023	$17,115	$3,196	$14	$15
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021: (5)	$(7)	$41	$—	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$(21)	$32	$(37)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$(24)	$16	$2	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2021: (5)	$(731)	$10	$(1)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(3,326)	$(341)	$7	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$844	$24	$(3)	$—
Gains (Losses) Data for the year ended December 31, 2021
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$(40)	$45	$—	$—
Total realized/unrealized gains (losses) included in AOCI	$(745)	$8	$(1)	$—
MLIC - 124

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Residential Mortgage Loans - FVO	Other Investments	Net Derivatives (7)	Net Embedded Derivatives (8)	Separate Accounts (9)
	(In millions)
Balance, January 1, 2022	$127	$894	$86	$(1,236)	$1,958
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(8)	(16)	(140)	1,610	25
Total realized/unrealized gains (losses) included in AOCI	—	—	(547)	—	—
Purchases (3)	—	262	82	—	196
Sales (3)	(108)	(19)	—	—	(1,164)
Issuances (3)	—	—	(3)	—	(2)
Settlements (3)	(11)	—	191	84	4
Transfers into Level 3 (4)	—	3	—	—	1
Transfers out of Level 3 (4)	—	(102)	—	—	(23)
Balance, December 31, 2022	—	1,022	(331)	458	995
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	—	147	(24)	(366)	(27)
Total realized/unrealized gains (losses) included in AOCI	—	—	(5)	—	—
Purchases (3)	—	152	—	—	166
Sales (3)	—	(4)	—	—	(176)
Issuances (3)	—	—	—	—	—
Settlements (3)	—	—	201	(40)	1
Transfers into Level 3 (4)	—	—	—	—	13
Transfers out of Level 3 (4)	—	—	(1)	—	(4)
Balance, December 31, 2023	$—	$1,317	$(160)	$52	$968
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021: (5)	$(10)	$170	$(7)	$330	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$—	$(22)	$(17)	$1,610	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$—	$150	$(24)	$(366)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2021: (5)	$—	$—	$(128)	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$—	$—	$(454)	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$—	$—	$(5)	$—	$—
Gains (Losses) Data for the year ended December 31, 2021
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$(5)	$183	$(69)	$330	$8
Total realized/unrealized gains (losses) included in AOCI	$—	$—	$(352)	$—	$—
__________________
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments and changes in ACL charged to net income (loss) on certain securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans — FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
MLIC - 125

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.
(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
(9)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.
Nonrecurring Fair Value Measurements
The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

	December 31,
	2023	2022
	(In millions)
Carrying value after measurement:
Mortgage loans (1)	$295	$222

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Realized gains (losses) net:
Mortgage loans (1)	$(162)	$(13)	$(91)
__________________
(1)Estimated fair values of impaired mortgage loans are based on the underlying collateral or discounted cash flows. See Note 10.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the “— Recurring Fair Value Measurements” section. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.
MLIC - 126

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans (1)	$62,584	$—	$—	$59,511	$59,511
Policy loans	$5,671	$—	$—	$6,042	$6,042
Other invested assets	$1,778	$—	$1,794	$—	$1,794
Premiums, reinsurance and other receivables	$14,028	$—	$221	$14,053	$14,274
Liabilities
Policyholder account balances	$87,518	$—	$—	$86,093	$86,093
Long-term debt	$1,886	$—	$1,958	$—	$1,958
Other liabilities	$11,481	$—	$141	$11,333	$11,474
Separate account liabilities	$29,204	$—	$29,204	$—	$29,204

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans (1)	$62,570	$—	$—	$58,858	$58,858
Policy loans	$5,729	$—	$—	$6,143	$6,143
Other invested assets	$1,978	$—	$1,979	$—	$1,979
Premiums, reinsurance and other receivables	$12,036	$—	$454	$11,826	$12,280
Liabilities
Policyholder account balances	$85,957	$—	$—	$83,594	$83,594
Long-term debt	$1,676	$—	$1,758	$—	$1,758
Other liabilities	$12,546	$—	$671	$11,842	$12,513
Separate account liabilities	$38,391	$—	$38,391	$—	$38,391
_________________
(1)Includes mortgage loans measured at estimated fair value on a nonrecurring basis.
MLIC - 127

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Leases
The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases and subleases with remaining lease terms of less than one year to seven years.
ROU assets and lease liabilities for operating leases were:

	December 31, 2023	December 31, 2022
	(In millions)
ROU assets	$416	$498
Lease liabilities	$498	$589
Lease Costs
The components of operating lease costs were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Operating lease cost	$104	$116	$120
Sublease income	(87)	(73)	(91)
Other Information
Supplemental other information related to operating leases was as follows:

	December 31, 2023	December 31, 2022
	(Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash flows	$114	$124
ROU assets obtained in exchange for new lease liabilities	$3	$4
Weighted-average remaining lease term	6 years	6 years
Weighted-average discount rate	4.0%	4.0%
Maturities of Lease Liabilities
Maturities of operating lease liabilities were as follows:

December 31, 2023
(In millions)
2024	$107
2025	107
2026	104
2027	93
2028	70
Thereafter	88
Total undiscounted cash flows	569
Less: interest	71
Present value of lease liability	$498
See Note 10 for information about the Company’s investments in leased real estate.

MLIC - 128

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term and Short-term Debt
Long-term and short-term debt outstanding was as follows:

							December 31,
	Interest Rates (1)						2023			2022
	Range			Maturity			Face Value	Unamortized Discount and Issuance Costs	Carrying Value	Face Value	Unamortized Discount and Issuance Costs	Carrying Value
							(In millions)
Surplus notes - affiliated	7.38%	-	7.38%	2037			$700	$(7)	$693	$700	$(7)	$693
Surplus notes	7.80%	-	7.88%	2024	-	2025	400	—	400	400	(1)	399
Other notes	2.12%	-	8.43%	2024	-	2038	796	(3)	793	586	(2)	584
Financing lease obligations							1	—	1	—	—	—
Total long-term debt							1,897	(10)	1,887	1,686	(10)	1,676
Total short-term debt							—	—	—	99	—	99
Total							$1,897	$(10)	$1,887	$1,785	$(10)	$1,775
__________________
(1)Range of interest rates are for the year ended December 31, 2023.
The aggregate maturities of long-term debt at December 31, 2023 for the next five years and thereafter are $335 million in 2024, $250 million in 2025, $0 in 2026, $51 million in 2027, $427 million in 2028 and $824 million thereafter.
Financing lease obligations are collateralized and rank highest in priority, followed by other notes. Payments of interest and principal on the Company’s surplus notes, which are subordinate to all other obligations of Metropolitan Life Insurance Company, and are senior to obligations of MetLife, Inc., may be made only with the prior approval of the New York State Department of Financial Services (“NYDFS”).
Other Notes
In March 2023, MoRe borrowed funds from MetLife, Inc. under a term loan agreement, interest on which is payable semi-annually. The terms of the promissory notes are as follows:
•$80 million 5.34% fixed rate due March 2028;
•$80 million 5.68% fixed rate due March 2033; and
•$50 million 6.05% fixed rate due March 2038.
In December 2022 and 2021, MoRe issued to MetLife, Inc. a $60 million 5.23% promissory note and a $35 million 2.12% promissory note, respectively. Both notes are payable semi-annually and mature in December 2024.
Short-term Debt
Short-term debt with maturities of one year or less was as follows:

	December 31,
	2023	2022
	(Dollars in millions)
Commercial paper	$—	$99
Average daily balance	$54	$100
Average days outstanding	80 days	131 days
For the years ended December 31, 2023, 2022 and 2021, the weighted average interest rate on short-term debt was 4.80%, 1.60% and 0.23%, respectively.
MLIC - 129

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term and Short-term Debt (continued)
Interest Expense
Interest expense included in other expenses was $132 million, $104 million and $96 million for the years ended December 31, 2023, 2022 and 2021, respectively. These amounts include $65 million, $53 million and $52 million of interest expense related to affiliated debt for the years ended December 31, 2023, 2022 and 2021, respectively.
Credit Facility
At December 31, 2023, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company (“MetLife Funding”), maintained a $3.0 billion unsecured revolving credit facility (the “Credit Facility”). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.
The Credit Facility is used for general corporate purposes, to support the borrowers’ commercial paper programs and for the issuance of letters of credit. The Company’s total fees associated with the Credit Facility were $2 million, $4 million and $7 million for the years ended December 31, 2023, 2022 and 2021, respectively, and were included in other expenses.
Information on the Credit Facility at December 31, 2023 was as follows:

Borrower(s)	Expiration	Maximum Capacity	Letters of Credit Used by the Company (1)	Letters of Credit Used by Affiliates (1)	Drawdowns	Unused Commitments
		(In millions)
MetLife, Inc. and MetLife Funding, Inc.	May 2028 (2)	$3,000	$7	$290	$—	$2,703
__________________
(1)MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2023 and is not responsible for any reimbursement obligations under such letters of credit.
(2)In May 2023, the Credit Facility was amended and restated to, among other things, extend the maturity date. All borrowings under the Credit Facility must be repaid by May 8, 2028, except that letters of credit outstanding on that date may remain outstanding until no later than May 8, 2029.
Debt and Facility Covenants
Certain of the Company’s debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at December 31, 2023.
15. Equity
Statutory Equity and Income
Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.
New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“ACL RBC”), based on the statutory-based financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“CAL RBC”). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 370% and in excess of 340% at December 31, 2023 and 2022, respectively.
MLIC - 130

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
Metropolitan Life Insurance Company’s ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company’s foreign insurance operations was $293 million and the aggregate actual regulatory capital and surplus of such operations was $1.5 billion as of the date of the most recently required capital adequacy calculation for each jurisdiction. The Company’s foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing FPBs using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners’ Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by $1.4 billion and $1.3 billion at December 31, 2023 and 2022, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $3.4 billion, $2.7 billion and $3.5 billion at December 31, 2023, 2022 and 2021, respectively. Statutory capital and surplus, including the aforementioned prescribed practice, was $11.6 billion and $10.9 billion at December 31, 2023 and 2022, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the NYDFS.
Dividend Restrictions
Under the New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the “Superintendent”) and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.
Metropolitan Life Insurance Company paid $2.5 billion and $3.5 billion in dividends to MetLife, Inc. for the years ended December 31, 2023 and 2022, respectively, including amounts where regulatory approval was obtained as required. Under
MLIC - 131

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
New York State Insurance Law, Metropolitan Life Insurance Company has calculated that it may pay approximately $3.5 billion to MetLife, Inc. without prior regulatory approval by the end of 2024.
Accumulated Other Comprehensive Income (Loss)
Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Deferred Gains (Losses) on Derivatives	Future Policy Benefits Discount Rate Remeasurement Gains (Losses)	Market Risk Benefits Instrument-Specific Credit Risk Remeasurement Gains(Losses)	Foreign Currency Translation Adjustments	Defined Benefit Plans Adjustment	Total
	(In millions)
Balance at December 31, 2020	$10,384	$1,791	$—	$—	$(53)	$(460)	$11,662
Cumulative effects of changes in accounting principles, net of income tax	6,588	—	(19,596)	21	—	—	(12,987)
Balance at January 1, 2021	16,972	1,791	(19,596)	21	(53)	(460)	(1,325)
OCI before reclassifications	(5,443)	30	5,118	311	9	44	69
Deferred income tax benefit (expense)	1,191	(8)	(1,075)	(65)	(1)	(9)	33
AOCI before reclassifications, net of income tax	12,720	1,813	(15,553)	267	(45)	(425)	(1,223)
Amounts reclassified from AOCI	102	81	—	—	—	38	221
Deferred income tax benefit (expense)	(23)	(22)	—	—	—	(8)	(53)
Amounts reclassified from AOCI, net of income tax	79	59	—	—	—	30	168
Balance at December 31, 2021	12,799	1,872	(15,553)	267	(45)	(395)	(1,055)
OCI before reclassifications	(31,197)	(701)	21,623	(236)	(177)	278	(10,410)
Deferred income tax benefit (expense)	6,556	147	(4,541)	49	35	(58)	2,188
AOCI before reclassifications, net of income tax	(11,842)	1,318	1,529	80	(187)	(175)	(9,277)
Amounts reclassified from AOCI	862	302	—	—	—	47	1,211
Deferred income tax benefit (expense)	(181)	(63)	—	—	—	(10)	(254)
Amounts reclassified from AOCI, net of income tax	681	239	—	—	—	37	957
Balance at December 31, 2022	(11,161)	1,557	1,529	80	(187)	(138)	(8,320)
OCI before reclassifications	4,420	(252)	(2,957)	(59)	56	(44)	1,164
Deferred income tax benefit (expense)	(889)	53	621	12	(12)	9	(206)
AOCI before reclassifications, net of income tax	(7,630)	1,358	(807)	33	(143)	(173)	(7,362)
Amounts reclassified from AOCI	1,421	(826)	—	—	—	10	605
Deferred income tax benefit (expense)	(286)	173	—	—	—	(2)	(115)
Amounts reclassified from AOCI, net of income tax	1,135	(653)	—	—	—	8	490
Balance at December 31, 2023	$(6,495)	$705	$(807)	$33	$(143)	$(165)	$(6,872)
__________________
(1)Primarily unrealized gains (losses) on fixed maturity securities.
MLIC - 132

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2023	2022	2021
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(1,404)	$(810)	$(67)	Net investment gains (losses)
Net unrealized investment gains (losses)	5	6	(13)	Net investment income
Net unrealized investment gains (losses)	(22)	(58)	(22)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(1,421)	(862)	(102)
Income tax (expense) benefit	286	181	23
Net unrealized investment gains (losses), net of income tax	(1,135)	(681)	(79)
Deferred gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	50	59	57	Net investment income
Interest rate derivatives	87	51	87	Net investment gains (losses)
Foreign currency exchange rate derivatives	4	5	4	Net investment income
Foreign currency exchange rate derivatives	684	(417)	(229)	Net investment gains (losses)
Credit derivatives	1	—	—	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	826	(302)	(81)
Income tax (expense) benefit	(173)	63	22
Gains (losses) on cash flow hedges, net of income tax	653	(239)	(59)
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)	(12)	(49)	(43)
Amortization of prior service (costs) credit	2	2	5
Amortization of defined benefit plan items, before income tax	(10)	(47)	(38)
Income tax (expense) benefit	2	10	8
Amortization of defined benefit plan items, net of income tax	(8)	(37)	(30)
Total reclassifications, net of income tax	$(490)	$(957)	$(168)
__________________
(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 17.
MLIC - 133

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
16. Other Revenues and Other Expenses
Other Revenues
Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Prepaid legal plans	$446	$421	$395
Administrative services-only contracts	250	226	219
Recordkeeping and administrative services (1)	148	166	211
Other revenue from service contracts from customers	43	34	35
Total revenues from service contracts from customers	887	847	860
Other (2)	786	847	756
Total other revenues	$1,673	$1,694	$1,616
__________________
(1) Related to products and businesses no longer actively marketed by the Company.
(2) Primarily includes reinsurance ceded. See Note 8.
Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
General and administrative expenses (1)	$2,799	$2,743	$2,331
Pension, postretirement and postemployment benefit costs	199	116	112
Premium taxes, other taxes, and licenses & fees	377	342	332
Commissions and other variable expenses	2,098	2,290	2,551
Capitalization of DAC	(118)	(189)	(63)
Amortization of DAC and VOBA	298	297	341
Interest expense on debt	132	104	96
Total other expenses	$5,785	$5,703	$5,700
__________________
(1)Includes ($116) million, $52 million and ($113) million for the years ended December 31, 2023, 2022 and 2021, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 7 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 9 for a description of the DAC amortization impact associated with the closed block.
Expenses related to Debt
See Note 14 for additional information on interest expense on debt, including affiliated interest expense.
Affiliated Expenses
See Notes 8 and 21 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
MLIC - 134

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans
Pension Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. In September 2018, the nonqualified defined benefit pension plan was amended, effective January 1, 2023, to provide benefit accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
Obligations and Funded Status

	December 31,
	2023	2022
	Pension Benefits
	(In millions)
Change in benefit obligations:
Benefit obligations at January 1,	$962	$1,274
Service costs	10	15
Interest costs	52	37
Net actuarial (gains) losses (1)	43	(280)
Settlements and curtailments	—	—
Benefits paid	(79)	(84)
Benefit obligations at December 31,	988	962
Change in plan assets:
Estimated fair value of plan assets at January 1,	—	—
Employer contributions	79	84
Benefits paid	(79)	(84)
Estimated fair value of plan assets at December 31,	—	—
Over (under) funded status at December 31,	$(988)	$(962)
Amounts recognized on the consolidated balance sheets:
Other liabilities	$(988)	$(962)
Amount recognized	$(988)	$(962)
AOCI:
Net actuarial (gains) losses	$220	$189
Prior service costs (credit)	(5)	(7)
AOCI, before income tax	$215	$182
Accumulated benefit obligation	$967	$940
__________________
(1)For the years ended December 31, 2023 and 2022, significant sources of actuarial (gains) losses for pension benefits include the impact of changes to the financial assumptions of $32 million and ($291) million, respectively, plan experience of $21 million and $11 million, respectively, and demographic assumptions of ($10) million and $0, respectively.
MLIC - 135

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Information regarding pension plans with PBOs and/or accumulated benefit obligations (“ABO”) in excess of plan assets was as follows at:

	December 31,
	2023	2022	2023	2022
	PBO Exceeds Estimated Fair Value of Plan Assets		ABO Exceeds Estimated Fair Value of Plan Assets
	(In millions)
Projected benefit obligations	$988	$961	$988	$961
Accumulated benefit obligations	$967	$940	$967	$940
Net Periodic Benefit Costs
The components of net periodic benefit costs and benefit obligations recognized in OCI were as follows for pension benefits:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Net periodic benefit costs:
Service costs	$10	$15	$17
Interest costs	52	37	37
Settlement and curtailment (gains) losses	—	—	(3)
Amortization of net actuarial (gains) losses	12	41	43
Amortization of prior service costs (credit)	(2)	(2)	(2)
Total net periodic benefit costs (credit)	72	91	92
Other changes in plan assets and benefit obligations recognized in OCI:
Net actuarial (gains) losses	43	(280)	(42)
Prior service costs (credit)	—	—	—
Settlement and curtailment (gains) losses	—	—	1
Amortization of net actuarial gains (losses)	(12)	(41)	(43)
Amortization of prior service (costs) credit	2	2	2
Total recognized in OCI	33	(319)	(82)
Total recognized in net periodic benefit costs and OCI	$105	$(228)	$10
Assumptions
Assumptions used in determining the benefit obligation for the plan were as follows:

	Pension Benefits
December 31, 2023
Weighted average discount rate	5.25%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
December 31, 2022
Weighted average discount rate	5.60%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
MLIC - 136

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Assumptions used in determining the net periodic benefit cost for the plan were as follows:

	Pension Benefits
Year Ended December 31, 2023
Weighted average discount rate	5.60%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2022
Weighted average discount rate	2.95%
Weighted average interest crediting rate	3.46%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2021
Weighted average discount rate	3.01%
Weighted average interest crediting rate	3.24%
Rate of compensation increase	2.50%	-	8.00%
The weighted average discount rate for the plan is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.
The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.
Expected Future Contributions and Benefit Payments
Benefit payments due under the nonqualified pension plan are primarily funded from the Company’s general assets as they become due under the provisions of the plan. The Company expects to make benefit payments of $80 million in 2024.
Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

Pension Benefits
(In millions)
2024	$78
2025	$73
2026	$73
2027	$74
2028	$79
2029-2033	$399

MLIC - 137

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax
The Company’s provision for income tax was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Current:
U.S. federal	$353	$309	$(89)
U.S. state and local	14	11	5
Non-U.S.	14	14	43
Subtotal	381	334	(41)
Deferred:
U.S. federal	(321)	939	576
Non-U.S.	—	—	(6)
Subtotal	(321)	939	570
Provision for income tax expense (benefit)	$60	$1,273	$529
The Company’s income (loss) before income tax expense (benefit) was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Income (loss):
U.S.	$1,176	$6,895	$4,139
Non-U.S.	19	34	105
Total	$1,195	$6,929	$4,244
The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Tax provision at U.S. statutory rate	$251	$1,455	$891
Tax effect of:
Dividend received deduction	(17)	(19)	(39)
Tax-exempt income	(28)	7	(27)
Prior year tax	8	22	(13)
Low income housing tax credits	(116)	(143)	(178)
Other tax credits	(30)	(36)	(38)
Foreign tax rate differential	1	(10)	(7)
Other, net (1)	(9)	(3)	(60)
Provision for income tax expense (benefit)	$60	$1,273	$529
__________________
(1)For the year ended December 31, 2021, Other, net primarily includes a tax benefit of $53 million related to a non-cash transfer of assets from a wholly-owned United Kingdom subsidiary to Metropolitan Life Insurance Company.
MLIC - 138

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2023	2022
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$1,591	$772
Net operating loss carryforwards (1)	76	72
Employee benefits	473	457
Tax credit carryforwards	—	508
Litigation-related and government mandated	83	74
Net unrealized investment losses	1,741	2,699
Other	204	76
Total gross deferred income tax assets	4,168	4,658
Less: Valuation allowance	75	71
Total net deferred income tax assets	4,093	4,587
Deferred income tax liabilities:
Investments, including derivatives	1,005	1,441
Intangibles	20	23
DAC	146	203
Total deferred income tax liabilities	1,171	1,667
Net deferred income tax asset (liability)	$2,922	$2,920
__________________
(1)The Company has recorded a deferred tax asset of $76 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2023. U.S. state net operating loss carryforwards will expire between 2024 and 2042, whereas other jurisdictions have an unlimited carryforward period.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from MetLife, Inc. included $57 million and $52 million at December 31, 2023 and 2022, respectively.
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”) and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2017.
In 2022, the IRS began a federal income tax audit of MetLife, Inc. and subsidiaries for tax years 2017-2019. The audit is ongoing and to date, no material issues have been raised and no adjustments have been proposed.
In 2021, the Company filed amended federal income tax returns with the IRS for MetLife, Inc. and subsidiaries for tax years 2014 through 2016. In 2022, the IRS reviewed and acknowledged acceptance of the 2014 through 2016 amended federal income tax returns and closed the years to further audit.
MLIC - 139

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
The Company’s overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$37	$23	$35
Additions for tax positions of prior years	—	24	—
Reductions for tax positions of prior years (1)	—	(12)	(14)
Additions for tax positions of current year	2	2	2
Balance at December 31,	$39	$37	$23
Unrecognized tax benefits that, if recognized, would impact the effective rate	$39	$37	$23
__________________
(1)The decreases in 2022 and 2021 are primarily related to non-cash benefits from tax audit settlements.
The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.
MLIC - 140

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees
Contingencies
Litigation
The Company is a defendant in a large number of litigation matters. Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.
The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company’s compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2023. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s consolidated net income or cash flows in particular quarterly or annual periods.
Matters as to Which an Estimate Can Be Made
For some matters, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual. As of December 31, 2023, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $125 million.
Matters as to Which an Estimate Cannot Be Made
For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.
MLIC - 141

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Asbestos-Related Claims
Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing or selling asbestos-containing products, nor has Metropolitan Life Insurance Company issued liability or workers’ compensation insurance to companies in the business of manufacturing or selling asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company’s employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company.
Metropolitan Life Insurance Company’s defenses include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company’s conduct was not the cause of the plaintiffs’ injuries; and (iv) plaintiffs’ exposure occurred after the dangers of asbestos were known. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company’s motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.
The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

	December 31,
	2023	2022	2021
	(In millions, except number of claims)
Asbestos personal injury claims at year end	57,488	58,073	58,785
Number of new claims during the year	2,565	2,610	2,824
Settlement payments during the year (1)	$50.6	$50.5	$53.0
__________________
(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company’s attorneys’ fees and expenses.
The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.
The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.
MLIC - 142

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company’s judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company’s total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary, but management does not believe any such charges are likely to have a material effect on the Company’s financial position.
The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company’s recorded asbestos liability covers pending claims, claims not yet asserted, and legal defense costs and is based on estimates and includes significant assumptions underlying its analysis.
Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims. The frequency of severe claims relating to asbestos has not declined as expected, and MLIC has reflected this in its provisions. Accordingly, MLIC increased its recorded liability for asbestos-related claims to $364 million at December 31, 2023. The recorded liability was $320 million at December 31, 2022.
Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court of the State of New York, County of New York, filed December 27, 2017)
Total Asset Recovery Services (the “Relator”) brought an action under the qui tam provision of the New York False Claims Act (the “Act”) on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. The Appellate Division of the New York State Supreme Court, First Department, reversed the court’s order granting MetLife, Inc. and Metropolitan Life Insurance Company’s motion to dismiss and remanded the case to the trial court where the Relator has filed an amended complaint. The Company intends to defend the action vigorously.
Matters Related to Group Annuity Benefits
In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits. Several regulators have made inquiries into the issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The Company could be exposed to lawsuits and additional legal actions relating to the issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities, Employee Retirement Income Security Act of 1974, or other laws or regulations. The Company could incur significant costs in connection with these actions.
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.3 billion and $2.7 billion at December 31, 2023 and 2022, respectively.
Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments
The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.4 billion and $4.8 billion at December 31, 2023 and 2022, respectively.
MLIC - 143

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Guarantees
In the normal course of its business, the Company has provided certain indemnities and guarantees to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $208 million, with a cumulative maximum of $306 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities or guarantees.
In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.
The Company’s recorded liabilities were $2 million at both December 31, 2023 and 2022, for indemnities and guarantees.
MLIC - 144

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
20. Quarterly Results of Operations (Unaudited)
The unaudited quarterly results of operations for 2023 and 2022 are summarized in the table below:

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	(In millions)
2023
Total revenues	$8,717	$8,776	$9,324	$9,532
Total expenses	$8,912	$8,188	$7,634	$10,420
Net income (loss)	$(91)	$510	$1,379	$(663)
Less: Net income (loss) attributable to noncontrolling interests	$(2)	$43	$—	$—
Net income (loss) attributable to Metropolitan Life Insurance Company	$(89)	$467	$1,379	$(663)
2022
Total revenues	$9,517	$9,448	$17,646	$8,836
Total expenses	$7,232	$7,379	$15,793	$8,114
Net income (loss)	$1,882	$1,684	$1,510	$580
Less: Net income (loss) attributable to noncontrolling interests	$—	$2	$2	$24
Net income (loss) attributable to Metropolitan Life Insurance Company	$1,882	$1,682	$1,508	$556
21. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $3.0 billion, $2.7 billion and $2.5 billion for the years ended December 31, 2023, 2022 and 2021, respectively. Total revenues received from affiliates related to these agreements were $52 million, $48 million and $40 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $56 million and $188 million at December 31, 2023 and 2022, respectively.
See Notes 1, 8, 10, 14 and 15 for additional information on related party transactions.
MLIC - 145

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule I
Consolidated Summary of Investments —
Other Than Investments in Related Parties (1)
December 31, 2023
(In millions)

Types of Investments	Cost or Amortized Cost (2)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities AFS:
Bonds:
U.S. government and agency	$23,100	$21,060	$21,060
Public utilities	5,569	5,385	5,385
Municipals	6,429	6,319	6,319
Foreign government	3,416	3,295	3,295
All other corporate bonds	73,720	69,596	69,596
Total bonds	112,234	105,655	105,655
Mortgage-backed, asset-backed and collateralized loan obligations securities	39,136	36,423	36,423
Redeemable preferred stock	710	727	727
Total fixed maturity securities AFS	152,080	142,805	142,805
Mortgage loans	63,093		62,584
Policy loans	5,671		5,671
Real estate and real estate joint ventures	8,500		8,500
Real estate acquired in satisfaction of debt	190		190
Other limited partnership interests	7,765		7,765
Short-term investments	3,008		3,048
Other invested assets	17,054		17,040
Total investments	$257,361		$247,603
______________
(1)Includes investments in related parties of $4.1 billion; see Notes 8, 10 and 11 of the Notes to Consolidated Financial Statements for further information.
(2)Amortized cost for fixed maturity securities AFS, mortgage loans, policy loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments and adjusted for equity in earnings and distributions.
MLIC - 146

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information
December 31, 2023 and 2022
(In millions)

Segment	DAC and VOBA	Future Policy Benefits, Other Policy-Related Balances and Policyholder Dividend Obligation	Policyholder Account Balances	Market Risk Benefits (Assets) Liabilities (1)	Policyholder Dividends Payable	Unearned Premiums (2), (3)	Unearned Revenue (2)
2023
Group Benefits (4)	$255	$17,547	$7,605	$—	$—	$359	$—
RIS (4)	169	54,367	69,758	(1)	—	—	16
MetLife Holdings	2,723	65,434	17,598	2,702	233	152	5
Corporate & Other	158	123	8,933	—	—	—	—
Total	$3,305	$137,471	$103,894	$2,701	$233	$511	$21
2022
Group Benefits (4)	$263	$16,727	$7,954	$—	$—	$298	$—
RIS (4)	154	53,116	69,545	25	—	2	18
MetLife Holdings	3,220	64,871	19,828	3,071	240	155	227
Corporate & Other	120	131	6,080	—	—	—	—
Total	$3,757	$134,845	$103,407	$3,096	$240	$455	$245
_____________
(1)MRBs assets and liabilities are presented net.
(2)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.
(3)Includes premiums received in advance.
(4)See Note 2 for information on the reorganization of the Company’s segments.
MLIC - 147

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information — (continued)
Years Ended December 31, 2023, 2022 and 2021
(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income	Policyholder Benefits and Claims, Policyholder Liability Remeasurement (Gains) Losses and Interest Credited to Policyholder Account Balances	Market Risk Benefit Remeasurement (Gains) Losses	Amortization of DAC and VOBA Charged to Other Expenses	Other Expenses (1)
2023
Group Benefits (2)	$21,472	$1,127	$18,143	$—	$26	$3,302
RIS (2)	2,039	6,111	6,527	(34)	31	527
MetLife Holdings	2,865	3,757	4,617	(669)	224	1,278
Corporate & Other	6	211	315	—	17	850
Total	$26,382	$11,206	$29,602	$(703)	$298	$5,957
2022
Group Benefits (2)	$21,124	$1,076	$18,307	$—	$26	$3,056
RIS (2)	8,692	4,980	12,353	(290)	28	347
MetLife Holdings	3,190	4,132	4,904	(3,089)	237	1,372
Corporate & Other	—	(66)	67	—	6	1,194
Total	$33,006	$10,122	$35,631	$(3,379)	$297	$5,969
2021
Group Benefits (2)	$20,468	$1,105	$18,943	$—	$26	$2,799
RIS (2)	4,095	5,855	7,222	117	29	412
MetLife Holdings	3,499	5,496	5,104	(875)	286	1,579
Corporate & Other	—	30	—	—	—	1,301
Total	$28,062	$12,486	$31,269	$(758)	$341	$6,091
_____________
(1)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.
(2)See Note 2 for information on the reorganization of the Company’s segments.
MLIC - 148

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule IV
Consolidated Reinsurance
December 31, 2023, 2022 and 2021
(Dollars in millions)

	Gross Amount	Ceded (1)	Assumed (1)	Net Amount	% Amount Assumed to Net
2023
Life insurance in-force	$4,276,976	$160,983	$660,504	$4,776,497	13.8%
Insurance premium
Life insurance (2)	$14,418	$704	$807	$14,521	5.6%
Accident & health insurance	10,609	452	40	10,197	0.4%
Total insurance premium	$25,027	$1,156	$847	$24,718	3.4%
2022
Life insurance in-force	$4,074,989	$149,129	$538,168	$4,464,028	12.1%
Insurance premium
Life insurance (2)	$21,248	$769	$830	$21,309	3.9%
Accident & health insurance	10,017	179	42	9,880	0.4%
Total insurance premium	$31,265	$948	$872	$31,189	2.8%
2021
Life insurance in-force	$3,991,763	$164,834	$546,176	$4,373,105	12.5%
Insurance premium
Life insurance (2)	$13,628	$792	$4,080	$16,916	24.1%
Accident & health insurance	9,377	146	41	9,272	0.4%
Total insurance premium	$23,005	$938	$4,121	$26,188	15.7%
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(1)    For the year ended December 31, 2023, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.1 billion and $338 million, respectively, and life insurance premiums of $372 million and ($19) million, respectively. For the year ended December 31, 2022, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.7 billion and $2.0 billion, respectively, and life insurance premiums of $139 million and $7 million, respectively. For the year ended December 31, 2021, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $13.7 billion and $1.9 billion, respectively, and life insurance premiums of $114 million and $3.2 billion, respectively.
(2)    Includes annuities with life contingencies.
MLIC - 149